UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2021
Classes ADV, I, R6, S and S2
Voya Investors Trust
■	Voya Government Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month year ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Liquid Assets Portfolio does not file on Form N-PORT.

The Voya Government Liquid Assets Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come

Dear Shareholder,

The 12-month period ended December 31, 2021 marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.

The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.

The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds

January 21, 2022

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”)
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI World IndexSM (“MSCI World”)	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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PORTFOLIO MANAGERS’ REPORT	VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)
U.S. Government Agency Debt	44.6%
U.S. Treasury Debt	35.2
U.S. Treasury Repurchase Agreement	14.5
Investment Companies	7.2
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 0.03% compared to the iMoneyNet Government Institutional Index, which returned 0.02% for the same period.

The adviser to the Portfolio has waived fees to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London inter-bank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR or another benchmark.

Portfolio Specifics: The year was a continuation of the previous year marked by COVID-19 and the Federal Open Market Committee (“FOMC”) maintaining accommodative policies to provide liquidity and support the economy as the United States and other countries around the globe tried to recover from the economic impact of COVID-19. The U.S. Federal Reserve Board (the “Fed”) maintained its quantitative easing with the monthly purchases of U.S. Treasury and mortgage-backed securities (“MBS”) and expanded overnight repurchase agreement operations. The FOMC kept the federal funds rate in a range of 0% to 0.25% throughout the year. Money market rates of securities purchased by the Portfolio, as well as other money market funds, offered very limited yield and return potential in light of the FOMC’s and the Fed’s policies. The Portfolio did extend its weighted average maturity (“WAM”) for parts of the period in order to capture additional yield and capital gains potential.

Current Strategy and Outlook: Looking ahead at 2023, we expect the FOMC to start to raise rates in response to high and persistent inflation over its 2% target, the recovery in the labor market and the economy gaining a solid footing as the impact from COVID-19 subsides overtime. The FOMC has indicated that they expect to be in position to start raising rates as early as March following the end of the taper in the monthly purchases of U.S. Treasury and MBS securities. We expect that the FOMC will raise rates multiple times during the year and could also start to reduce the Fed balance sheet by allowing the maturities of U.S. Treasuries and principal paydowns of MBS to run-off instead of re-investing. We plan on shortening the WAM of the Portfolio as the market starts, in our view, to price in multiple rate increases. We plan on maintaining or adding to our holdings of floating rate securities to take advantage of the expected rate increases. We will look to take advantage of higher yields on longer-term maturities if or when the market has priced in more rate increases or faster rate increases than we expect, in our opinion, at that time, otherwise we will have a shorter-than-normal WAM.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2021 (as a percentage of net assets)
United States	63.2%
Japan	9.3%
Hong Kong	5.3%
Australia	4.5%
Germany	4.0%
United Kingdom	3.8%
Sweden	2.9%
Singapore	2.4%
Canada	2.2%
Belgium	1.4%
Countries between 0.2%–0.5%ˆ	1.1%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

* Includes short-term investments.

ˆ Includes 3 countries, which each represents 0.2%–0.5% of net assets.

Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio* (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Vice Chairman, Joseph P. Smith, CFA, Chief Investment Officer and Christopher S. Reich, CFA, Portfolio Managers** of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 34.14% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned 26.09% and 28.71%, respectively, for the same period.

Portfolio Specifics: For 2021, global real estate stocks finished up 26%, outpacing returns of broader market equities and bonds. After several years of relative underperformance, real estate stocks were among the best performing asset classes in 2021. Rising from the depths of the “pandemic recession” in 2020, real estate stocks benefited from improving employment, pent-up consumer demand, and supportive government and central bank policies.

The Portfolio outperformed the FTSE EPRA Nareit Developed Index during the period as value was added in each of the three major geographic regions. Stock selection and sector allocation decisions each contributed materially to relative performance during the period. The Americas region was the top contributor to performance, while the Asia-Pacific region and Europe contributed to a lesser degree.

In the Americas, positioning in the U.S. was the driver of outperformance in the region. Stock selection in the U.S. was led by the outperformance of portfolio holdings in the net lease, residential, industrial and storage sectors. Sector allocation decisions contributed to relative performance in most sectors, with overweights to the outperforming mall, storage and industrial sectors adding the most value. An overweight to the underperforming hotel sector was the only material detractor. In the Asia-Pacific region, stock selection added value within the region as holdings in Australia and Japan drove the outperformance. Sector allocation within the region was a modest drag as positive positioning in Singapore was overshadowed by sub-par allocation elsewhere in the region. In Europe, positioning in the U.K. helped performance while positioning on the European continent was a slight drag on performance. In the U.K., stock selection benefited from holdings in the storage and industrial sectors, which were notable outperformers for the year. Meanwhile, sector allocation was a modest contributor to relative performance. On the European continent, stock selection in the German residential sector was the primary source of relative underperformance, more than offsetting a positive contribution from sector allocation within the region.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
ProLogis, Inc.	7.5%
Simon Property Group, Inc.	6.3%
Extra Space Storage, Inc.	5.1%
Invitation Homes, Inc.	3.9%
Realty Income Corp.	3.8%
Camden Property Trust	3.3%
Sun Communities, Inc.	3.1%
CubeSmart	2.6%
Duke Realty Corp.	2.6%
Mid-America Apartment Communities, Inc.	2.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe a “new real estate investment cycle” for publicly traded real estate stocks began at the stock market bottom in May 2020. As a result, we are very early in this new investment cycle for real estate securities, in our view. We believe that real estate securities are attractively priced relative to the private real estate market, the fixed income market, and the broader stock market. In our view, the earnings outlook for real estate stocks is improving as we transition into 2022 — and that outlook is superior to broad market earnings, where growth is moderating. We believe investors committing capital to listed real estate at this time have the potential to earn an attractive absolute and relative long-term total return.

In addition to attractive valuation metrics, we believe there are additional thematic reasons to be positive about real estate stocks, including: 1) real estate stocks are outperforming broader stock market indices for the first time in the last five years, which suggests a change in stock market leadership; 2) real estate benefits from a re-opening economy; 3) short lease duration sectors can quickly re-price rental rates in an inflationary environment, thus offering an inflation hedge; and 4) funds flows to dedicated real estate mutual funds and ETFs have turned positive in 2021 after several years of anemic fund flows signaling improving investor interest in the sector.

We own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations.

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PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

In the U.S., we are overweight storage, residential, malls, towers, and hotels. In Japan, we prefer industrial, mid-cap diversified office Japanese REITs that are providing earnings resiliency at what we believe to be a very attractive relative valuation and select Japanese REOCs that have committed to improving their corporate governance. In Hong Kong, we are overweight diversified companies with a commercial bias and non-discretionary retail. In Australia, we prefer asset managers and a few select diversified companies.

In the U.K., we favor the storage and industrial sectors. Within Continental Europe, we own industrial companies, German residential companies and property companies in markets with a positive earnings growth profile, which favors mid to small cap stocks in the Nordics.

*	On January 27, 2022, the Board of Trustees approved a name change for the Portfolio. Effective on or about May 1, 2022, the Portfolio will be known as “VY® CBRE Global Real Estate Portfolio.” Effective September 21, 2021, the Sub-Adviser’s name changed from CBRE Clarion Securities LLC to CBRE Investment Management Listed Real Assets LLC.

**	Effective January 1, 2022, T. Ritson Ferguson was removed as a portfolio manager to the Portfolio and Kenneth S. Weinberg was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	33.56%	9.44%	8.50%
Class I	34.47%	10.10%	9.17%
Class S	34.14%	9.82%	8.89%
Class S2	33.90%	9.67%	8.73%
FTSE EPRA Nareit Developed Index	26.09%	7.81%	8.64%
S&P 500® Index	28.71%	18.47%	16.55%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

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PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2021 (as a percentage of net assets)
Financials	21.8%
Health Care	15.7%
Information Technology	13.6%
Industrials	11.9%
Consumer Discretionary	8.0%
Energy	7.2%
Communication Services	6.8%
Consumer Staples	5.2%
Real Estate	2.9%
Materials	2.8%
Utilities	2.5%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, co-lead portfolio manager, Matthew Titus, co-lead portfolio manager and Sergio Marcheli, portfolio manager, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 28.97%, compared to the Russell 1000® Value Index, which returned 25.16%, for the same period.

Portfolio Specifics: For the year ended December 31, 2021, the Portfolio outperformed the Russell 1000® Value Index.

Stock selection and an overweight position in financials was the largest contributor to relative performance. Wells Fargo, Bank of America, AIG and Goldman Sachs were significant contributors. Financial companies benefited from rising interest rates and a recovery in loan growth.

Stock selection in energy also contributed to outperformance during the year. Energy stocks overall were buoyed by rising oil prices resulting from a rebound in demand, OPEC production cuts and energy shortages abroad.

Stock selection in industrials also aided relative returns, due primarily to Johnson Controls. The company reported better than expected earnings driven in part by strength in its HVAC segment, while orders and backlogs also improved amid a recovery in demand.

Stock selection in health care was the largest relative detractor. Zimmer Biomet and Medtronic were key detractors from both relative and absolute performance. Device makers suffered as COVID variants began to spread rapidly, causing delays or cancellations to elective procedures.

The information technology (“IT”) sector also detracted from relative returns, with Splunk and Intel posting double-digit declines. Intel provided weaker guidance for the full year, driven by shortages of production components for microchips. Splunk announced an abrupt CEO departure in November that was viewed skeptically by investors, causing a sharp selloff in the stock.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
Wells Fargo & Co.	3.7%
General Motors Co.	3.6%
Cognizant Technology Solutions Corp.	3.4%
Bank of America Corp.	3.0%
CBRE Group, Inc.	2.9%
CSX Corp.	2.4%
American International Group, Inc.	2.4%
Cisco Systems, Inc.	2.3%
Philip Morris International, Inc.	2.2%
Raytheon Technologies Corp.	2.2%

Portfolio holdings are subject to change daily.

The Portfolio’s cash position, while less than 2% on average, also dampened relative performance amid the strong market environment.

The Portfolio held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Portfolio’s relative performance for the fiscal year.

Current Strategy and Outlook: During the fiscal year, the team eliminated positions in materials, energy and financials, and added positions in communication services, consumer discretionary and health care. At the end of the fiscal year, the Portfolio’s largest overweight exposures were in IT and consumer discretionary, while the largest underweights were in health care and utilities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	28.50%	9.86%	11.95%
Class I	29.21%	10.52%	12.63%
Class S	28.97%	10.25%	12.34%
Class S2	28.78%	10.08%	12.18%
Russell 1000® Value Index	25.16%	11.16%	12.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

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PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Geographic Diversification as of December 31, 2021 (as a percentage of net assets)
China	35.5%
India	18.8%
Taiwan	8.8%
South Korea	7.7%
Hong Kong	5.4%
Indonesia	3.0%
Argentina	2.9%
United States	2.7%
Brazil	2.0%
Singapore	1.9%
Countries between 0.0%–1.4%ˆ	8.6%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

* Includes short-term investments.

ˆ Includes 10 countries, which each represents 0.0%–1.4% of net assets.

Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S Shares provided a total return of -10.00% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -2.54% for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark during the year ended December 31, 2021. Stock selection detracted from relative returns while country allocation was flat.

In the consumer discretionary sector, Portfolio exposure to New Oriental Education, which offers private tutoring in the K-12 market in China, detracted from returns during the period. The stock was negatively impacted when regulatory tightening in China culminated in the authorities announcing a new set of regulations governing after-school tutoring activities, which undermined the company’s business model.

Commodities prices climbed during the year and the Portfolio’s underweight exposure to the energy and materials sectors detracted as a result. Companies in these sectors struggle to meet standards on economics, duration and governance or to offer compelling long term expected returns.

Stock selection in information technology aided performance. Specifically, the Portfolio’s Belarussian IT software business, EPAM, contributed to returns. The company has benefitted as economic activity has recovered and the demand environment has improved over the course of the year.

Additionally, despite struggling in the fourth quarter, Sea Limited was among the top performers for the year following its strong performance early in 2021, driven by the growth of its e-commerce and fintech businesses.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
Samsung Electronics Co., Ltd. 005930	5.9%
Tencent Holdings Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.6%
HDFC Bank Ltd. ADR	3.4%
Housing Development Finance Corp.	3.4%
MercadoLibre, Inc.	2.9%
EPAM Systems, Inc.	2.7%
Tata Consultancy Services Ltd.	2.5%
Techtronic Industries Co., Ltd.	2.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our view, the year has started with a mix of risks and optimism. The COVID-19 Omicron variant has dampened recent sentiment but consumers, labor markets and business activity throughout the world have remained strong on the whole, in our opinion.

We believe that 2022 is poised to be different to 2021 in a few key ways: the U.S. Federal Reserve Board will be tightening monetary policy while China is expected to be more accommodative, and this stimulus from China should be supportive of emerging markets.

While 2021 saw most investors surprised by higher-than-expected inflation, we believe that this year inflation is expected to peak in the first six months, but where it settles is up for debate. The expectation of how sustained higher inflation after this year would affect households, central bank policy and asset markets, which in our opinion, is likely to drive market volatility. Additionally, in our view, emerging markets earnings expectations are more modest for 2022 but valuations are starting the year lower than 12 months ago. In the midst of these various market forces, we stick to our valuation framework to identify what we believe to be the most attractive opportunities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	-10.30%	13.08%	6.59%
Class I	-9.78%	13.77%	7.59%
Class S	-10.00%	13.49%	7.33%
Class S2	-10.11%	13.32%	7.17%
MSCI EM IndexSM	-2.54%	9.87%	5.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2021 (as a percentage of net assets)
United States	75.2%
United Kingdom	10.3%
France	5.9%
Germany	4.8%
Netherlands	2.0%
Italy	0.6%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, Nathan Wong, Executive Director, and Richard Perrott, Executive Director, Portfolio Managers* of Morgan Stanley Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 21.66% compared to the MSCI World IndexSM (“MSCI World” or the “Index”), which returned 21.82% for the same period.

Portfolio Specifics: For the year ended December 31, 2021, positive stock selection outweighed the headwind from sector allocation, which was negative mainly due to the overweight in the lagging consumer staples sector. Outperformance in the health care, industrials and consumer staples sectors drove the positive stock selection.

Current Strategy and Outlook: In our opinion, the environment in 2022 remains uncertain, whether one looks at it through the lens of economics, health, politics or sustainability.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
Microsoft Corp.	9.3%
Philip Morris International, Inc.	7.6%
Reckitt Benckiser Group PLC	6.5%
Accenture PLC	5.7%
Visa, Inc. — Class A	5.2%
Thermo Fisher Scientific, Inc.	4.9%
SAP SE	4.8%
Procter & Gamble Co.	4.7%
Danaher Corp.	4.7%
Abbott Laboratories	4.6%

Portfolio holdings are subject to change daily.

Whatever the pace of change in 2022, we believe that efforts to create a sustainable future is a game that’s played out in decades, not months. Just like any journey, there will be bumps in the road but as the transition takes place, we believe companies with a strong ’seeking system’ that helps them be alert to the world around them will help them stay on top of their game and deliver long-term returns for clients. As bottom-up stock pickers, we’re determined to keep seeking better outcomes, to learn and improve our offering, and to keep pressing for progress from, what we believe, are the world’s best companies.

*	Effective March 31, 2021, Dirk Hoffmann-Becking retired and no longer serves as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	21.26%	16.73%	13.14%
Class R6(1)	22.01%	17.43%	13.71%
Class S	21.66%	17.13%	13.54%
Class S2	21.53%	16.96%	13.36%
MSCI World	21.82%	15.03%	12.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)
Common Stock	71.9%
Bank Loans	11.5%
Corporate Bonds/Notes	8.0%
Preferred Stock	1.4%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	7.0%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 18.40%. By comparison, the S&P 500® Index, the Bloomberg U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index returned 28.71%, –1.75% and 15.76%, respectively, for the same period.

Portfolio Specifics: In 2021, the Portfolio posted a positive return but lagged the S&P 500® Index. The Portfolio’s equity holdings posted a positive return but slightly underperformed its S&P 500® Index benchmark. The Portfolio’s fixed income holdings posted a positive return during the one-year period, strongly outperforming its benchmark, the Bloomberg U.S. Government/Credit Index.

Our overall fixed income weight decreased over the year. Our largest exposure remains in bank loans, which we think at current levels offer compelling risk-adjusted return profiles.

Within equities, information technology weighed on relative performance, due to stock picks such as Global Payments. Global Payments is a U.S. centric merchant acquirer and leading provider of cloud and enterprise applications to help businesses simplify operations and offer customer-friendly payment solutions. Shares underperformed on disappointing revenue hampered by economic restrictions related to the COVID-19 pandemic combined with increased investor concern about disruptive competitors in the merchant acquirer space. The consumer discretionary sector also detracted from relative returns due to stock choices such as Amazon.com. Despite strong results from its cloud and advertising business segments, Amazon.com underperformed on deceleration in its e-commerce business, which faced tough year-over-year comparisons due to the coronavirus. The industrials and business services sector further weighed on relative results due to stock picks and an overweight allocation. Conversely, the health care sector contributed to relative outperformance due to stock selection. Diversified medical equipment and supplies conglomerate Danaher outperformed on strong revenue growth from its life sciences and diagnostics businesses, as tailwinds from coronavirus-related demand have proven durable. News of its acquisition of Aldevron, a manufacturer of high-quality plasmid DNA, mRNA, and proteins needed for a range of biotechnology and pharmaceutical applications, also contributed to the upside. Communication services aided relative results driven by stock selection, led by Alphabet. Shares of Alphabet surged during the year driven by strong performance from its advertising business, owing to higher market expenditure from retail and other businesses. Additionally, the company disclosed the profitability of Google’s cloud unit for the first time, showing that it has developed into a significant source of revenue and growth.
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)
Microsoft Corp.	7.6%
Amazon.com, Inc.	5.3%
General Electric Co.	4.4%
PNC Financial Services Group, Inc.	3.8%
Yum! Brands, Inc.	3.7%
UnitedHealth Group, Inc.	3.7%
Thermo Fisher Scientific, Inc.	3.5%
Alphabet, Inc. — Class C	3.2%
Humana, Inc.	2.7%
Marsh & McLennan Cos., Inc.	2.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

During the 12-month period ending December 31, 2021, the covered call strategy represented, on average, 13.33% of the overall Portfolio and generated a return of approximately 17.90%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 2.10%. The estimated return impact from employing options was –71 basis points (–0.71%) for the reporting period December 31, 2020 through December 31, 2021.

Current Strategy and Outlook: After back-to-back years of remarkable gains, we believe that equity markets face more uncertain prospects in 2022. In our view, a protracted period of strong returns has left valuations extended across most market segments, with what we see as attractive opportunities harder to come by. We expect earnings growth to slow, particularly as the tailwind from fiscal stimulus fades and monetary policy begins to tighten. The U.S. Federal Reserve Board appears set to not only taper asset purchases, but also to end its bond-buying program early and raise rates in the new year in an effort to curb inflation, in our opinion. Most sectors already face challenging comparables, and, in our view, diminished liquidity and weaker economic activity are likely to contribute to a regression in spending that will weigh on earnings in the intermediate term. We believe risks in the current market are modestly tilted to the downside and have positioned the Portfolio accordingly. We remain focused on identifying what we believe are high-quality businesses with strong fundamentals that can deliver solid earnings and the potential for growth over the long term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

13

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	17.97%	14.57%	13.22%
Class I	18.67%	15.27%	13.90%
Class R6(1)	18.66%	15.27%	13.90%
Class S	18.40%	14.98%	13.62%
Class S2	18.19%	14.81%	13.45%
S&P 500® Index	28.71%	18.47%	16.55%
Bloomberg U.S. Government/Credit Index	-1.75%	3.99%	3.13%
60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index	15.76%	12.79%	11.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2021 (as a percentage of net assets)
Financials	22.6%
Health Care	17.0%
Industrials	10.6%
Information Technology	9.3%
Utilities	9.0%
Consumer Staples	6.9%
Energy	5.4%
Materials	5.1%
Real Estate	4.7%
Communication Services	4.6%
Consumer Discretionary	3.5%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, CFA, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 25.27% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 25.16% and 28.71% respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell 1000® Value Index for the reporting period. Financials was the primary relative contributor for the period, due to strong stock selection. Shares of Wells Fargo ended higher after continued consumer credit resilience and the U.S. Federal Reserve Board (the “Fed”) greenlighting banks to resume returning capital to shareholders in the second half of the year. Despite shares being impacted by headlines in which the Office of the Comptroller of Currency assessed a civil penalty against the company in relation to deficiencies in its lending loss mitigation program, the company delivered strong loan growth figures late in the period, lifting shares.

Stock selection within the information technology sector also aided relative performance. Applied Materials rose over the period as shares continued to benefit from cyclical strength within the industry and robust semiconductor demand over the year.

The communication services sector contributed to relative returns due to an underweight allocation.

Conversely, stock selection in the consumer discretionary sector detracted from relative performance. Shares of Las Vegas Sands finished lower following continued coronavirus-related travel restrictions imposed by the Macanese government. Shares were also pressured due to the potential for more restrictive concession terms in Macau.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
Wells Fargo & Co.	3.9%
Qualcomm, Inc.	3.0%
United Parcel Service, Inc. — Class B	2.6%
Southern Co.	2.5%
General Electric Co.	2.5%
American International Group, Inc.	2.5%
Anthem, Inc.	2.4%
TotalEnergies SE ADR	2.3%
AbbVie, Inc.	1.9%
Tyson Foods, Inc.	1.9%

Portfolio holdings are subject to change daily.

The industrials and business services sector also hindered relative performance due to unfavorable stock choices. GE underperformed the broader sector for the period following a muted reaction to the company’s proposed plan to split into three separate companies late in the period. Additionally, with the initial reports of the omicron variant, there was growing concern within the market regarding the impact the variant would have on the aviation industry.

Current Strategy and Outlook: Market concerns surrounding the coronavirus were met with an aggressive and coordinated fiscal and monetary policy response in recent periods. Moving forward, all eyes remain on the trajectory of both the virus and government policy. Given this duality, we expect a choppy market throughout 2022 with a focus on potential missteps by the Fed. While in our view fundamentals are strong, the equity market is relatively expensive, particularly on the growth side. However, it is our opinion that low bond yields mean that there are few alternatives to equities. Although markets are showing isolated signs of exuberance, we believe that the economic backdrop seems reasonable. For markets to continue their ascent, they will need to climb a wall of worry consisting of pandemic dynamics, inflation, and labor shortages. We believe that the intensity of each concern will likely have a strong bearing on equity market returns in 2022.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

15

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	24.97%	10.64%	11.39%
Class I	25.66%	11.28%	12.06%
Class S	25.27%	11.00%	11.78%
Class S2	25.15%	10.84%	11.61%
Russell 1000® Value Index	25.16%	11.16%	12.97%
S&P 500® Index	28.71%	18.47%	16.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 25, 2018, the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index is considered by the Sub-Adviser to be a more appropriate benchmark that better aligns with the Portfolio’s value-focused investment style.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2021 (as a percentage of net assets)
Japan	14.7%
Netherlands	9.3%
Switzerland	8.5%
France	8.3%
United Kingdom	8.3%
China	7.1%
Canada	6.2%
Germany	5.5%
India	4.8%
Taiwan	4.0%
Countries between 0.3%–3.9%ˆ	20.4%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

* Includes short-term investments.

ˆ Includes 15 countries, which each represents 0.3%–3.9% of net assets.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio* (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA and Vice President, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 1.48% compared to the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.”), which returned 7.82% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark, the MSCI ACWI ex-U.S., for the reporting period. Broadly speaking, stock selection drove relative underperformance. At the sector level, consumer discretionary was the largest detractor due to security selection. Financials hindered relative returns due to stock selection. Industrials and business services also hampered relative results due to stock choices and an unfavorable underweight position. In contrast, holdings within communication services contributed. Utilities also aided relative performance due to stock choices and an underweight allocation.

Regionally, stock selection within developed Europe detracted from relative returns — particularly United Kingdom. Conversely, security picks in the United States contributed, although the effect was partially offset by an overweight exposure.

Within the consumer discretionary sector, Alibaba Group Holding was one of the top relative detractors from the Portfolio in 2021. The company’s stock has struggled over the last year in the wake of the cancellation of the Ant Financial IPO in late 2020. The cancellation came after Chinese regulators, possibly irritated by Alibaba founder Jack Ma’s comments criticizing the Chinese Communist Party for meddling in corporate affairs, demanded several new regulations that effectively made the IPO impossible to complete. The cancellation chilled investor sentiment on Alibaba Group Holding shares, as it is likely both it and Ant Financial will face greater regulatory scrutiny going forward. The stock lost ground again in the spring of 2021 when the company said it would look to ramp up investment in the low end of the e-commerce market as well as the community grocery shopping area.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0%
Prosus NV	2.7%
Nestle SA	2.7%
ASML Holding NV	2.7%
Thales S.A.	2.0%
Housing Development Finance Corp.	1.8%
Sanofi	1.8%
Lonza Group AG	1.7%
Nippon Telegraph & Telephone Corp.	1.7%
Akzo Nobel NV	1.7%

Portfolio holdings are subject to change daily.

The Portfolio’s strength in the communication services sector was largely explained by beneficial holdings such as NAVER. NAVER operates the biggest search engine portal in Korea and leading instant messenger service in Korea and Japan. NAVER beat consensus estimates for revenue and noted that it continued to invest in new e-commerce, fintech, and cloud initiatives. This investment is an expected development for our thesis, as it is likely to position NAVER to benefit from the accelerated pace of the shift to e-commerce and live streaming taking place in Japan and Korea, two of the most “online” nations on Earth. Earnings in July showed the company continued to execute well in its core businesses, delivering its fifth consecutive quarter of growth acceleration.

Current Strategy and Outlook: The emergence of the omicron variant has made it apparent that there will not be a day or a week or a month when the pandemic ends. Equity markets have performed well in our opinion and valuations have become expensive in many cases. In our view, corporate fundamentals are generally strong as measured by revenue, earnings, and cash flow growth. There has been a robust economic recovery in most developed countries, in fact so robust that the extraordinary demand is, along with pandemic-induced supply chain fallout, a primary factor in material and labor shortages. Inflation has increased to punitive levels, higher than witnessed in the past 30 years. We believe that central banks will need to calibrate their interest rate policies to respond to potentially entrenched inflation without calling into question sovereign debt servicing abilities in the future. Fortunately, equities often do well before inflation becomes rampant and extreme, and we believe there is still time for central banks to act. We are monitoring this risk and others as we leverage the insights of our fundamental research platform and disciplined investment process to navigate these headwinds.

*	On January 27, 2022, the Board of Trustees approved a proposal to reorganize the Portfolio (the “Merging Portfolio”) with and into Voya International Index Portfolio, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about June 28, 2022. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 8, 2022.

17

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	0.87%	9.80%	7.83%
Class I	1.48%	10.46%	8.48%
Class S	1.19%	10.18%	8.21%
MSCI ACWI ex-U.S.	7.82%	9.61%	7.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*

Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,000.20	0.05%	$0.25	$1,000.00	$1,024.95	0.05%	$0.26
Class S	1,000.00	1,000.20	0.05	0.25	1,000.00	1,024.95	0.05	0.26
Class S2	1,000.00	1,000.20	0.05	0.25	1,000.00	1,024.95	0.05	0.26
VY® Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,136.30	1.47%	7.92	1,000.00	1,017.80	1.47%	7.48
Class I	1,000.00	1,140.40	0.87	4.69	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,139.50	1.12	6.04	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,138.40	1.27	6.85	1,000.00	1,018.80	1.27	6.46
VY® Invesco Growth and Income Portfolio
Class ADV	1,000.00	1,075.30	1.21%	6.33	1,000.00	1,019.11	1.21%	6.16
Class I	1,000.00	1,078.10	0.61	3.20	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,077.00	0.86	4.50	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,076.40	1.01	5.29	1,000.00	1,020.11	1.01	5.14

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*

VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$868.90	1.86%	$8.76	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	871.50	1.26	5.94	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	870.40	1.51	7.12	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	869.90	1.66	7.82	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,108.00	1.54%	8.18	1,000.00	1,017.44	1.54%	7.83
Class R6	1,000.00	1,111.30	0.94	5.00	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	1,109.40	1.19	6.33	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,108.70	1.34	7.12	1,000.00	1,018.45	1.34	6.82
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,075.40	1.24%	6.49	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	1,079.00	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,078.60	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,077.40	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,076.60	1.04	5.44	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,058.40	1.21%	6.28	1,000.00	1,019.11	1.21%	6.16
Class I	1,000.00	1,060.80	0.61	3.17	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,059.10	0.86	4.46	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,058.70	1.01	5.24	1,000.00	1,020.11	1.01	5.14
VY® T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	944.70	1.35%	6.62	1,000.00	1,018.40	1.35%	6.87
Class I	1,000.00	947.70	0.75	3.68	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	946.30	1.00	4.91	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2022

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$234,942,561	$445,037,093	$453,182,170
Short-term investments at fair value†	—	3,589,330	8,817,807	7,903,412
Short-term investments at amortized cost	703,448,234	—	—	—
Repurchase agreements	117,326,000	—	—	—
Cash	299	—	—	—
Foreign currencies at value‡	—	—	699	100,318
Receivables:
Investment securities and currencies sold	53,453,972	592,760	—	182,622
Fund shares sold	1,892,666	109,887	23,912	8,831,679
Dividends	—	763,466	433,759	336,573
Interest	16,734	—	—	—
Foreign tax reclaims	—	133,294	87,092	61,487
Unrealized appreciation on forward foreign currency contracts	—	148	15,299	—
Reimbursement due from Investment Adviser	370,811	31,493	—	—
Other assets	22,877	12,707	23,675	25,584
Total assets	876,531,593	240,175,646	454,439,336	470,623,845
LIABILITIES:
Payable for investment securities and currencies purchased	66,439,126	665,615	—	34,847
Payable for fund shares redeemed	1,008,156	3,015,811	1,918,256	30,735
Payable upon receipt of securities loaned	—	1,486,945	42,956	1,190,512
Unrealized depreciation on forward foreign currency contracts	—	3	247,380	—
Payable for unified fees	191,628	—	226,754	489,380
Payable for investment management fees	—	168,949	—	—
Payable for distribution and shareholder service fees	217,197	28,481	94,198	97,868
Payable to trustees under the deferred compensation plan (Note 6)	22,877	12,707	23,675	25,584
Payable for trustee fees	23,653	1,081	—	—
Payable for foreign capital gains tax	—	—	—	2,908,912
Other accrued expenses and liabilities	—	118,585	—	—
Total liabilities	67,902,637	5,498,177	2,553,219	4,777,838
NET ASSETS	$808,628,956	$234,677,469	$451,886,117	$465,846,007
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$808,643,541	$155,228,625	$272,181,629	$240,967,723
Total distributable earnings (loss)	(14,585)	79,448,844	179,704,488	224,878,284
NET ASSETS	$808,628,956	$234,677,469	$451,886,117	$465,846,007

+ Including securities loaned at value	$—	$1,427,117	$42,006	$1,147,740
* Cost of investments in securities	$—	$163,283,945	$322,780,172	$322,623,215
† Cost of short-term investments	$—	$3,589,330	$8,817,807	$7,903,412
‡ Cost of foreign currencies	$—	$—	$692	$99,843

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio

Class ADV
Net assets	n/a	$16,348,479	$18,353,973	$54,012,399
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,221,405	700,254	2,512,055
Net asset value and redemption price per share	n/a	$13.38	$26.21	$21.50

Class I
Net assets	$50,336,899	$122,954,076	$41,488,440	$80,785,154
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,333,569	8,916,911	1,563,016	3,496,734
Net asset value and redemption price per share	$1.00	$13.79	$26.54	$23.10

Class S
Net assets	$320,547,773	$94,358,956	$367,119,533	$320,977,356
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	320,527,033	6,877,130	13,657,995	14,040,677
Net asset value and redemption price per share	$1.00	$13.72	$26.88	$22.86

Class S2
Net assets	$437,744,284	$1,015,958	$24,924,171	$10,071,098
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	437,716,088	73,317	938,116	447,643
Net asset value and redemption price per share	$1.00	$13.86	$26.57	$22.50

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$435,290,000	$8,217,707,088	$374,425,083	$199,509,162
Short-term investments at fair value†	7,108,644	1,012,981,490	18,819,391	5,772,650
Cash	—	15,239,148	2,437,550	973,683
Foreign currencies at value‡	—	95,606	—	319,995
Receivables:
Investment securities and currencies sold	—	3,066,895	979,589	218,941
Fund shares sold	1,322	1,072,124	2,866	2,595,086
Dividends	611,673	1,619,706	663,995	283,020
Interest	—	10,802,522	—	—
Foreign tax reclaims	203,049	—	79,985	359,807
Unrealized appreciation on forward foreign currency contracts	—	—	—	66
Prepaid expenses	—	—	—	20
Other assets	17,217	239,617	42,723	10,814
Total assets	443,231,905	9,262,824,196	397,451,182	210,043,244
LIABILITIES:
Payable for investment securities and currencies purchased	—	77,511,733	881,594	244,099
Payable for fund shares redeemed	2,290,925	5,942,527	2,162,840	34
Payable upon receipt of securities loaned	—	174,981,936	14,739,853	3,910,198
Unrealized depreciation on forward foreign currency contracts	—	—	—	196
Payable for unified fees	341,234	4,685,352	189,991	—
Payable for investment management fees	—	—	—	102,866
Payable for distribution and shareholder service fees	136,419	1,963,371	91,608	40,560
Payable to trustees under the deferred compensation plan (Note 6)	17,217	239,617	42,723	10,814
Payable for trustee fees	—	—	—	1,113
Payable for foreign capital gains tax	—	—	—	68,593
Other accrued expenses and liabilities	—	—	—	135,198
Written options, at fair value^	—	160,277,008	—	—
Total liabilities	2,785,795	425,601,544	18,108,609	4,513,671
NET ASSETS	$440,446,110	$8,837,222,652	$379,342,573	$205,529,573
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$234,456,659	$6,178,502,136	$237,490,310	$144,267,521
Total distributable earnings	205,989,451	2,658,720,516	141,852,263	61,262,052
NET ASSETS	$440,446,110	$8,837,222,652	$379,342,573	$205,529,573

+ Including securities loaned at value	$—	$171,064,192	$14,430,935	$3,742,862
* Cost of investments in securities	$261,666,528	$6,441,614,444	$268,403,435	$157,987,956
† Cost of short-term investments	$7,108,644	$1,012,981,490	$18,819,391	$5,772,650
‡ Cost of foreign currencies	$—	$95,607	$—	$318,056
^ Premiums received on written options	$—	$75,480,656	$—	$—

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$138,475,297	$1,891,868,152	$58,287,453	$24,945,558
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,612,601	61,261,594	5,079,296	1,436,332
Net asset value and redemption price per share	$18.19	$30.88	$11.48	$17.37

Class I
Net assets	n/a	$1,553,598,060	$73,571,837	$45,208,838
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	47,136,322	6,245,799	2,586,215
Net asset value and redemption price per share	n/a	$32.96	$11.78	$17.48

Class R6
Net assets	$1,827,827	$620,373,379	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	91,496	18,808,747	n/a	n/a
Net asset value and redemption price per share	$19.98	$32.98	n/a	n/a

Class S
Net assets	$260,007,805	$4,700,019,071	$158,846,601	$135,375,177
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,985,637	142,609,009	13,275,971	7,779,489
Net asset value and redemption price per share	$20.02	$32.96	$11.96	$17.40

Class S2
Net assets	$40,135,181	$71,363,990	$88,636,682	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,029,922	2,187,219	7,646,881	n/a
Net asset value and redemption price per share	$19.77	$32.63	$11.59	n/a

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,729	$6,358,156	$8,530,675	$4,652,771
Interest	393,822	—	—	—
Securities lending income, net	—	22,248	16,874	59,831
Total investment income	402,551	6,380,404	8,547,549	4,712,602
EXPENSES:
Investment management fees	—	1,946,226	—	—
Unified fees	2,406,036	—	2,761,117	6,826,420
Distribution and shareholder service fees:
Class ADV	—	93,825	105,916	358,484
Class S	853,780	220,268	888,600	957,773
Class S2	1,880,005	3,500	101,723	48,515
Transfer agent fees:
Class ADV	—	19,049	—	—
Class I	—	135,971	—	—
Class S	—	107,322	—	—
Class S2	—	1,064	—	—
Shareholder reporting expense	—	10,310	—	—
Professional fees	—	10,950	—	—
Custody and accounting expense	—	45,080	—	—
Trustee fees and expenses	45,304	11,315	22,237	29,134
Miscellaneous expense	—	5,798	—	—
Interest expense	—	—	—	958
Total expenses	5,185,125	2,610,678	3,879,593	8,221,284
Waived and reimbursed fees	(4,782,574)	(413,444)	(130,883)	—
Brokerage commission recapture	—	(1,334)	—	(1,270)
Net expenses	402,551	2,195,900	3,748,710	8,220,014
Net investment income (loss)	—	4,184,504	4,798,839	(3,507,412)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	230,323	25,372,383	55,918,354	99,458,062
Forward foreign currency contracts	—	(20,222)	649,368	(1,548)
Foreign currency related transactions	—	(11,924)	8,403	(24,960)
Net realized gain	230,323	25,340,237	56,576,125	99,431,554
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	—	33,785,617	46,590,861	(148,343,958)
Forward foreign currency contracts	—	(62)	(21,757)	(4)
Foreign currency related transactions	—	(8,405)	(15,338)	(9,885)
Net change in unrealized appreciation (depreciation)	—	33,777,150	46,553,766	(148,353,847)
Net realized and unrealized gain (loss)	230,323	59,117,387	103,129,891	(48,922,293)
Increase (decrease) in net assets resulting from operations	$230,323	$63,301,891	$107,928,730	$(52,429,705)

* Foreign taxes withheld	$—	$276,354	$105,299	$727,464
^ Foreign capital gains taxes withheld	$—	$—	$—	$412,295
# Change in foreign capital gains taxes accrued	$—	$—	$—	$511,463

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,324,486	$69,304,950	$8,679,730	$3,381,633
Interest	—	73,998,191	19,174	—
Securities lending income, net	2,677	215,481	22,090	24,545
Total investment income	7,327,163	143,518,622	8,720,994	3,406,178
EXPENSES:
Investment management fees	—	—	—	1,424,803
Unified fees	4,103,806	53,259,068	2,376,590	—
Distribution and shareholder service fees:
Class ADV	776,419	10,428,021	337,523	152,456
Class S	645,316	11,463,650	389,175	375,899
Class S2	156,444	288,259	350,696	—
Transfer agent fees:
Class ADV	—	—	—	11,044
Class I	—	—	—	20,368
Class S	—	—	—	65,366
Shareholder reporting expense	—	—	—	8,819
Professional fees	—	—	—	23,249
Custody and accounting expense	—	—	—	123,039
Trustee fees and expenses	23,615	412,126	19,766	11,027
Miscellaneous expense	—	—	—	6,995
Total expenses	5,705,600	75,851,124	3,473,750	2,223,065
Waived and reimbursed fees	(111,327)	—	(112,644)	(27,624)
Brokerage commission recapture	—	(92)	—	—
Net expenses	5,594,273	75,851,032	3,361,106	2,195,441
Net investment income	1,732,890	67,667,590	5,359,888	1,210,737
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	31,567,071	947,698,895	36,881,129	22,218,001
Forward foreign currency contracts	—	—	—	7,224
Foreign currency related transactions	2,150	(87,377)	1,827	(66,026)
Written options	—	40,144,672	—	42,773
Net realized gain	31,569,221	987,756,190	36,882,956	22,201,972
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	50,590,726	394,925,500	41,264,380	(19,877,168)
Forward foreign currency contracts	—	—	—	137
Foreign currency related transactions	(14,982)	29,037	(535)	(20,120)
Written options	—	(38,240,362)	—	13,793
Net change in unrealized appreciation (depreciation)	50,575,744	356,714,175	41,263,845	(19,883,358)
Net realized and unrealized gain	82,144,965	1,344,470,365	78,146,801	2,318,614
Increase in net assets resulting from operations	$83,877,855	$1,412,137,955	$83,506,689	$3,529,351

* Foreign taxes withheld	$123,148	$136,614	$146,106	$492,902
^ Foreign capital gains taxes withheld	$—	$—	$—	$290
# Change in foreign capital gains taxes accrued	$—	$—	$—	$68,593

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$—	$1,420,460	$4,184,504	$3,655,947
Net realized gain (loss)	230,323	330,328	25,340,237	(7,007,785)
Net change in unrealized appreciation (depreciation)	—	—	33,777,150	(9,668,409)
Increase (decrease) in net assets resulting from operations	230,323	1,750,788	63,301,891	(13,020,247)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(377,513)	(1,943,130)
Class I	(16,647)	(160,481)	(3,281,141)	(13,539,081)
Class S	(102,429)	(795,507)	(2,361,249)	(11,140,696)
Class S2	(141,054)	(801,847)	(21,700)	(103,320)
Total distributions	(260,130)	(1,757,835)	(6,041,603)	(26,726,227)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,160,815	588,651,285	15,944,587	15,969,658
Reinvestment of distributions	260,130	1,757,835	6,041,603	26,726,227
	207,420,945	590,409,120	21,986,190	42,695,885
Cost of shares redeemed	(365,488,398)	(350,271,057)	(38,100,037)	(43,792,715)
Net increase (decrease) in net assets resulting from capital share transactions	(158,067,453)	240,138,063	(16,113,847)	(1,096,830)
Net increase (decrease) in net assets	(158,097,260)	240,131,016	41,146,441	(40,843,304)

NET ASSETS:
Beginning of year or period	966,726,216	726,595,200	193,531,028	234,374,332
End of year or period	$808,628,956	$966,726,216	$234,677,469	$193,531,028

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$4,798,839	$6,389,512	$(3,507,412)	$(2,155,611)
Net realized gain (loss)	56,576,125	(3,654,870)	99,431,554	43,071,876
Net change in unrealized appreciation (depreciation)	46,553,766	480,905	(148,353,847)	103,209,620
Increase (decrease) in net assets resulting from operations	107,928,730	3,215,547	(52,429,705)	144,125,885

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(192,270)	(1,511,379)	(4,625,629)	(3,335,242)
Class I	(593,144)	(2,995,867)	(6,493,054)	(5,482,509)
Class S	(4,704,412)	(31,609,283)	(27,977,315)	(23,848,555)
Class S2	(304,187)	(2,436,023)	(908,609)	(770,608)
Total distributions	(5,794,013)	(38,552,552)	(40,004,607)	(33,436,914)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,359,114	13,095,950	44,423,900	29,912,036
Reinvestment of distributions	5,794,013	38,552,552	40,004,607	33,436,914
	35,153,127	51,648,502	84,428,507	63,348,950
Cost of shares redeemed	(73,541,854)	(71,563,036)	(103,276,595)	(108,814,057)
Net decrease in net assets resulting from capital share transactions	(38,388,727)	(19,914,534)	(18,848,088)	(45,465,107)
Net increase (decrease) in net assets	63,745,990	(55,251,539)	(111,282,400)	65,223,864

NET ASSETS:
Beginning of year or period	388,140,127	443,391,666	577,128,407	511,904,543
End of year or period	$451,886,117	$388,140,127	$465,846,007	$577,128,407

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$1,732,890	$2,549,812	$67,667,590	$78,262,680
Net realized gain	31,569,221	35,992,073	987,756,190	973,820,862
Net change in unrealized appreciation (depreciation)	50,575,744	9,934,729	356,714,175	187,123,331
Increase in net assets resulting from operations	83,877,855	48,476,614	1,412,137,955	1,239,206,873

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(12,325,665)	(9,746,549)	(222,578,297)	(125,242,472)
Class I	—	—	(181,327,758)	(146,443,507)
Class R6	(142,984)	(83,242)	(74,289,334)	(22,268,407)
Class S	(22,981,508)	(21,154,417)	(562,658,520)	(361,997,134)
Class S2	(3,457,895)	(3,140,746)	(8,732,930)	(5,800,989)
Total distributions	(38,908,052)	(34,124,954)	(1,049,586,839)	(661,752,509)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,943,456	14,807,838	370,730,745	780,080,807
Reinvestment of distributions	38,908,052	34,124,954	1,049,586,839	661,752,509
	47,851,508	48,932,792	1,420,317,584	1,441,833,316
Cost of shares redeemed	(73,769,042)	(58,139,153)	(821,030,049)	(1,589,155,945)
Net increase (decrease) in net assets resulting from capital share transactions	(25,917,534)	(9,206,361)	599,287,535	(147,322,629)
Net increase in net assets	19,052,269	5,145,299	961,838,651	430,131,735

NET ASSETS:
Beginning of year or period	421,393,841	416,248,542	7,875,384,001	7,445,252,266
End of year or period	$440,446,110	$421,393,841	$8,837,222,652	$7,875,384,001

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$5,359,888	$6,886,831	$1,210,737	$997,100
Net realized gain	36,882,956	6,251,840	22,201,972	5,851,108
Net change in unrealized appreciation (depreciation)	41,263,845	(14,818,868)	(19,883,358)	20,045,597
Increase (decrease) in net assets resulting from operations	83,506,689	(1,680,197)	3,529,351	26,893,805

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,725,808)	(2,417,696)	(739,677)	(951,655)
Class I	(2,459,976)	(4,638,752)	(1,559,070)	(1,967,794)
Class S	(4,945,638)	(6,991,587)	(4,681,463)	(6,557,580)
Class S2	(2,717,084)	(4,344,569)	—	—
Total distributions	(11,848,506)	(18,392,604)	(6,980,210)	(9,477,029)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,358,264	17,085,747	14,304,379	10,128,091
Reinvestment of distributions	11,848,506	18,392,604	6,980,210	9,477,029
	38,206,770	35,478,351	21,284,589	19,605,120
Cost of shares redeemed	(77,056,559)	(53,320,095)	(35,266,663)	(30,264,106)
Net decrease in net assets resulting from capital share transactions	(38,849,789)	(17,841,744)	(13,982,074)	(10,658,986)
Net increase (decrease) in net assets	32,808,394	(37,914,545)	(17,432,933)	6,757,790

NET ASSETS:
Beginning of year or period	346,534,179	384,448,724	222,962,506	216,204,716
End of year or period	$379,342,573	$346,534,179	$205,529,573	$222,962,506

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.28	0.05	0.05	0.00	50,337	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.30	0.28	0.17	0.17	0.23	64,002	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	2.01	0.29	0.29	0.29	1.93	52,515	—
12-31-18	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.61	0.29	0.29	0.29	1.61	62,115	—
12-31-17	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	0.66	0.29	0.29	0.29	0.62	50,773	—
Class S
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.53	0.05	0.05	0.00	320,548	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.24	0.53	0.21	0.21	0.17	375,267	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.75	0.54	0.54	0.54	1.68	314,786	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.36	0.54	0.54	0.54	1.33	354,423	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.41	0.54	0.54	0.54	0.37	372,943	—
Class S2
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.68	0.05	0.05	0.00	437,744	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.21	0.68	0.23	0.23	0.13	527,457	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.60	0.69	0.69	0.69	1.52	359,294	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.21	0.69	0.69	0.69	1.19	386,368	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.28	0.69	0.67	0.67	0.25	358,525	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-21	10.26	0.17	•	3.24		3.41	0.29		—		—	0.29		—	13.38	33.56	1.66	1.47	1.47	1.48	16,348	74
12-31-20	12.77	0.15	•	(1.11)		(0.96)	0.60		0.95		—	1.55		—	10.26	(5.37)	1.68	1.47	1.47	1.47	14,367	97
12-31-19	10.53	0.17	•	2.34		2.51	0.27		—		—	0.27		—	12.77	23.99	1.62	1.49	1.49	1.40	17,308	77
12-31-18	12.17	0.18	•	(1.24)		(1.06)	0.58		—		—	0.58		—	10.53	(9.10)	1.62	1.49	1.49	1.54	16,608	107
12-31-17	11.41	0.19	•	0.95		1.14	0.38		—		—	0.38		—	12.17	10.20	1.57	1.49	1.49	1.63	22,826	90
Class I
12-31-21	10.55	0.25	•	3.35		3.60	0.36		—		—	0.36		—	13.79	34.47	1.06	0.87	0.87	2.09	122,954	74
12-31-20	13.11	0.28		(1.21)		(0.93)	0.68		0.95		—	1.63		—	10.55	(4.83)	1.08	0.87	0.87	2.09	96,799	97
12-31-19	10.81	0.25	•	2.41		2.66	0.36		—		—	0.36		—	13.11	24.74	1.02	0.89	0.89	2.02	119,642	77
12-31-18	12.49	0.25	•	(1.27)		(1.02)	0.66		—		—	0.66		—	10.81	(8.52)	1.02	0.89	0.89	2.14	103,029	107
12-31-17	11.72	0.27	•	0.96		1.23	0.46		—		—	0.46		—	12.49	10.77	0.97	0.89	0.89	2.28	183,921	90
Class S
12-31-21	10.50	0.22	•	3.33		3.55	0.33		—		—	0.33		—	13.72	34.14	1.31	1.12	1.12	1.83	94,359	74
12-31-20	13.04	0.22		(1.16)		(0.94)	0.65		0.95		—	1.60		—	10.50	(5.04)	1.33	1.12	1.12	1.85	81,568	97
12-31-19	10.76	0.22	•	2.39		2.61	0.33		—		—	0.33		—	13.04	24.35	1.27	1.14	1.14	1.76	96,519	77
12-31-18	12.43	0.22	•	(1.26)		(1.04)	0.63		—		—	0.63		—	10.76	(8.74)	1.27	1.14	1.14	1.91	90,159	107
12-31-17	11.66	0.24	•	0.96		1.20	0.43		—		—	0.43		—	12.43	10.50	1.22	1.14	1.14	2.00	113,281	90
Class S2
12-31-21	10.61	0.21	•	3.35		3.56	0.31		—		—	0.31		—	13.86	33.90	1.46	1.27	1.27	1.70	1,016	74
12-31-20	13.15	0.20		(1.17)		(0.97)	0.62		0.95		—	1.57		—	10.61	(5.19)	1.48	1.27	1.27	1.76	796	97
12-31-19	10.85	0.20	•	2.41		2.61	0.31		—		—	0.31		—	13.15	24.15	1.42	1.29	1.29	1.61	906	77
12-31-18	12.52	0.21	•	(1.27)		(1.06)	0.61		—		—	0.61		—	10.85	(8.84)	1.42	1.29	1.29	1.76	850	107
12-31-17	11.73	0.22	•	0.98		1.20	0.41		—		—	0.41		—	12.52	10.42	1.37	1.29	1.29	1.87	1,048	90
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-21	20.62	0.18	•	5.67		5.85	0.26		—		—	0.26		—	26.21	28.50	1.24	1.21	1.21	0.75	18,354	30
12-31-20	22.73	0.32		(0.32)		0.00 *	0.35		1.76		—	2.11		—	20.62	2.55	1.24	1.24	1.24	1.45	15,543	32
12-31-19	21.15	0.32	•	4.64		4.96	0.50		2.88		—	3.38		—	22.73	24.30	1.24	1.24	1.24	1.43	18,401	22
12-31-18	27.94	0.32	•	(3.71)		(3.39)	0.30		3.10		—	3.40		—	21.15	(13.88)	1.24	1.24	1.24	1.22	16,868	31
12-31-17	26.55	0.38	•	3.04		3.42	0.51		1.52		—	2.03		—	27.94	13.46	1.24	1.24	1.24	1.43	22,246	17

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-21	20.86	0.33	•	5.73	6.06	0.38	—	—	0.38	—	26.54	29.21	0.64	0.61	0.61	1.35	41,488	30
12-31-20	23.01	0.39	•	(0.28)	0.11	0.50	1.76	—	2.26	—	20.86	3.22	0.64	0.64	0.64	2.05	30,672	32
12-31-19	21.41	0.46	•	4.69	5.15	0.67	2.88	—	3.55	—	23.01	24.98	0.64	0.64	0.64	2.02	29,773	22
12-31-18	28.23	0.48	•	(3.73)	(3.25)	0.47	3.10	—	3.57	—	21.41	(13.31)	0.64	0.64	0.64	1.82	27,943	31
12-31-17	26.77	0.55	•	3.07	3.62	0.64	1.52	—	2.16	—	28.23	14.13	0.64	0.64	0.64	2.02	33,894	17
Class S
12-31-21	21.12	0.27	•	5.82	6.09	0.33	—	—	0.33	—	26.88	28.97	0.89	0.86	0.86	1.10	367,120	30
12-31-20	23.25	0.39		(0.33)	0.06	0.43	1.76	—	2.19	—	21.12	2.90	0.89	0.89	0.89	1.81	317,890	32
12-31-19	21.58	0.41	•	4.73	5.14	0.59	2.88	—	3.47	—	23.25	24.73	0.89	0.89	0.89	1.78	367,941	22
12-31-18	28.43	0.42	•	(3.78)	(3.36)	0.39	3.10	—	3.49	—	21.58	(13.58)	0.89	0.89	0.89	1.56	350,968	31
12-31-17	26.94	0.48	•	3.10	3.58	0.57	1.52	—	2.09	—	28.43	13.89	0.89	0.89	0.89	1.76	476,317	17
Class S2
12-31-21	20.88	0.23	•	5.76	5.99	0.30	—	—	0.30	—	26.57	28.78	1.04	1.01	1.01	0.95	24,924	30
12-31-20	23.00	0.34		(0.30)	0.04	0.40	1.76	—	2.16	—	20.88	2.77	1.04	1.04	1.04	1.66	24,035	32
12-31-19	21.39	0.37	•	4.67	5.04	0.55	2.88	—	3.43	—	23.00	24.47	1.04	1.04	1.04	1.63	27,277	22
12-31-18	28.19	0.37	•	(3.73)	(3.36)	0.34	3.10	—	3.44	—	21.39	(13.67)	1.04	1.04	1.04	1.41	25,812	31
12-31-17	26.73	0.44	•	3.06	3.50	0.52	1.52	—	2.04	—	28.19	13.67	1.04	1.04	1.04	1.62	33,409	17
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-21	25.92	(0.25	)•	(2.19)	(2.44)	—	1.98	—	1.98	—	21.50	(10.30)	1.86	1.86	1.86	(1.01)	54,012	25
12-31-20	21.02	(0.17)		6.57	6.40	0.01	1.49	—	1.50	—	25.92	32.71	1.85	1.85	1.85	(0.80)	58,266	22
12-31-19	16.95	0.01		5.24	5.25	—	1.18	—	1.18	—	21.02	31.47	1.86	1.86	1.86	0.03	50,224	21
12-31-18	20.52	(0.01)		(3.49)	(3.50)	0.07	—	—	0.07	—	16.95	(17.12)	1.86	1.86	1.86	(0.07)	40,881	21
12-31-17	14.43	(0.05)		6.19	6.14	0.05	—	—	0.05	—	20.52	42.55	1.86	1.86	1.86	(0.24)	57,093	26
Class I
12-31-21	27.55	(0.11	)•	(2.36)	(2.47)	—	1.98	—	1.98	—	23.10	(9.78)	1.26	1.26	1.26	(0.40)	80,785	25
12-31-20	22.24	(0.04)		6.98	6.94	0.14	1.49	—	1.63	—	27.55	33.52	1.25	1.25	1.25	(0.20)	94,067	22
12-31-19	17.80	0.13		5.52	5.65	0.03	1.18	—	1.21	—	22.24	32.23	1.26	1.26	1.26	0.62	79,674	21
12-31-18	21.52	0.12		(3.67)	(3.55)	0.17	—	—	0.17	—	17.80	(16.58)	1.26	1.26	1.26	0.53	61,663	21
12-31-17	15.10	0.08		6.47	6.55	0.13	—	—	0.13	—	21.52	43.45	1.26	1.26	1.26	0.34	82,567	26
Class S
12-31-21	27.35	(0.17	)•	(2.34)	(2.51)	—	1.98	—	1.98	—	22.86	(10.00)	1.51	1.51	1.51	(0.64)	320,977	25
12-31-20	22.08	(0.10	)•	6.94	6.84	0.08	1.49	—	1.57	—	27.35	33.23	1.50	1.50	1.50	(0.45)	411,371	22
12-31-19	17.70	0.08		5.48	5.56	0.00 *	1.18	—	1.18	—	22.08	31.91	1.51	1.51	1.51	0.38	370,441	21
12-31-18	21.40	0.05	•	(3.63)	(3.58)	0.12	—	—	0.12	—	17.70	(16.81)	1.51	1.51	1.51	0.27	319,682	21
12-31-17	15.02	0.03		6.44	6.47	0.09	—	—	0.09	—	21.40	43.11	1.51	1.51	1.51	0.11	454,764	26
Class S2
12-31-21	26.98	(0.20	)•	(2.30)	(2.50)	—	1.98	—	1.98	—	22.50	(10.11)	1.66	1.66	1.66	(0.79)	10,071	25
12-31-20	21.80	(0.13	)•	6.85	6.72	0.05	1.49	—	1.54	—	26.98	33.03	1.65	1.65	1.65	(0.60)	13,424	22
12-31-19	17.52	0.05		5.41	5.46	—	1.18	—	1.18	—	21.80	31.64	1.66	1.66	1.66	0.24	11,567	21
12-31-18	21.17	0.04		(3.61)	(3.57)	0.08	—	—	0.08	—	17.52	(16.92)	1.66	1.66	1.66	0.12	10,587	21
12-31-17	14.86	(0.01	)•	6.37	6.36	0.05	—	—	0.05	—	21.17	42.85	1.66	1.66	1.66	(0.03)	15,050	26
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-21	16.52	0.03	•	3.34	3.37	0.09	1.61	—	1.70	—	18.19	21.26	1.57	1.54	1.54	0.18	138,475	11
12-31-20	16.06	0.06		1.86	1.92	0.09	1.37	—	1.46	—	16.52	12.87	1.57	1.54	1.54	0.40	120,606	16
12-31-19	14.01	0.06		3.89	3.95	0.10	1.80	—	1.90	—	16.06	28.89	1.57	1.54	1.54	0.48	110,093	16
12-31-18	16.98	0.07		(0.23)	(0.16)	0.14	2.67	—	2.81	—	14.01	(2.07)	1.57	1.54	1.54	0.47	78,112	27
12-31-17	14.58	0.10		3.53	3.63	0.17	1.06	—	1.23	—	16.98	25.47	1.57	1.55	1.55	0.60	83,492	29

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-21	17.97	0.15	•	3.65	3.80	0.18	1.61	—	1.79	—	19.98	22.01	0.97	0.94	0.94	0.79	1,828	11
12-31-20	17.33	0.17	•	2.01	2.18	0.17	1.37	—	1.54	—	17.97	13.55	0.97	0.94	0.94	0.98	1,301	16
12-31-19	14.97	0.18	•	4.17	4.35	0.19	1.80	—	1.99	—	17.33	29.74	0.97	0.94	0.94	1.07	635	16
12-31-18	17.96	0.19	•	(0.27)	(0.08)	0.24	2.67	—	2.91	—	14.97	(1.51)	0.97	0.94	0.94	1.14	84	27
12-31-17	15.35	0.21	•	3.71	3.92	0.25	1.06	—	1.31	—	17.96	26.16	0.97	0.95	0.95	1.21	44	29
Class S
12-31-21	18.01	0.10	•	3.65	3.75	0.13	1.61	—	1.74	—	20.02	21.66	1.22	1.19	1.19	0.52	260,008	11
12-31-20	17.36	0.14		2.01	2.15	0.13	1.37	—	1.50	—	18.01	13.28	1.22	1.19	1.19	0.74	260,901	16
12-31-19	15.00	0.14	•	4.16	4.30	0.14	1.80	—	1.94	—	17.36	29.34	1.22	1.19	1.19	0.82	266,633	16
12-31-18	17.97	0.14	•	(0.25)	(0.11)	0.19	2.67	—	2.86	—	15.00	(1.69)	1.22	1.19	1.19	0.81	243,512	27
12-31-17	15.36	0.16	•	3.71	3.87	0.20	1.06	—	1.26	—	17.97	25.81	1.22	1.20	1.20	0.95	282,442	29
Class S2
12-31-21	17.80	0.07	•	3.61	3.68	0.10	1.61	—	1.71	—	19.77	21.53	1.37	1.34	1.34	0.37	40,135	11
12-31-20	17.18	0.11		1.98	2.09	0.10	1.37	—	1.47	—	17.80	13.06	1.37	1.34	1.34	0.60	38,585	16
12-31-19	14.86	0.11	•	4.13	4.24	0.12	1.80	—	1.92	—	17.18	29.15	1.37	1.34	1.34	0.67	38,888	16
12-31-18	17.83	0.12		(0.26)	(0.14)	0.16	2.67	—	2.83	—	14.86	(1.89)	1.37	1.34	1.34	0.66	35,431	27
12-31-17	15.24	0.14	•	3.69	3.83	0.18	1.06	—	1.24	—	17.83	25.69	1.37	1.35	1.35	0.80	41,831	29
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-21	29.91	0.14	•	4.98	5.12	0.16	3.99	—	4.15	—	30.88	17.97	1.24	1.24	1.24	0.47	1,891,868	58
12-31-20	27.98	0.20	•	4.33	4.53	0.29	2.31	—	2.60	—	29.91	17.54	1.24	1.24	1.24	0.71	1,555,873	98
12-31-19	24.10	0.25		5.46	5.71	0.34	1.49	—	1.83	—	27.98	23.99	1.24	1.24	1.24	1.02	1,353,246	53
12-31-18	26.53	0.48		(0.36)	0.12	0.50	2.05	—	2.55	—	24.10	0.10	1.24	1.24	1.24	1.94	990,787	75
12-31-17	24.54	0.19		3.36	3.55	0.25	1.31	—	1.56	—	26.53	14.72	1.24	1.24	1.24	0.78	954,071	61
Class I
12-31-21	31.64	0.35	•	5.29	5.64	0.33	3.99	—	4.32	—	32.96	18.67	0.64	0.64	0.64	1.07	1,553,598	58
12-31-20	29.41	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.64	18.28	0.64	0.64	0.64	1.31	1,280,224	98
12-31-19	25.23	0.43		5.73	6.16	0.49	1.49	—	1.98	—	29.41	24.71	0.64	0.64	0.64	1.62	1,673,642	53
12-31-18	27.64	0.67		(0.38)	0.29	0.65	2.05	—	2.70	—	25.23	0.74	0.64	0.64	0.64	2.57	1,245,366	75
12-31-17	25.49	0.36		3.50	3.86	0.40	1.31	—	1.71	—	27.64	15.39	0.64	0.64	0.64	1.38	1,217,289	61
Class R6
12-31-21	31.66	0.35	•	5.29	5.64	0.33	3.99	—	4.32	—	32.98	18.66	0.64	0.64	0.64	1.07	620,373	58
12-31-20	29.43	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.66	18.27	0.64	0.64	0.64	1.30	542,043	98
12-31-19	25.24	0.46	•	5.71	6.17	0.49	1.49	—	1.98	—	29.43	24.74	0.64	0.64	0.64	1.62	181,835	53
12-31-18	27.66	0.70	•	(0.42)	0.28	0.65	2.05	—	2.70	—	25.24	0.70	0.64	0.64	0.64	2.57	94,159	75
12-31-17	25.49	0.38	•	3.50	3.88	0.40	1.31	—	1.71	—	27.66	15.47	0.64	0.64	0.64	1.38	59,752	61
Class S
12-31-21	31.64	0.27	•	5.29	5.56	0.25	3.99	—	4.24	—	32.96	18.40	0.89	0.89	0.89	0.82	4,700,019	58
12-31-20	29.42	0.32		4.59	4.91	0.38	2.31	—	2.69	—	31.64	17.97	0.89	0.89	0.89	1.06	4,426,278	98
12-31-19	25.25	0.39	•	5.69	6.08	0.42	1.49	—	1.91	—	29.42	24.36	0.89	0.89	0.89	1.37	4,163,308	53
12-31-18	27.65	0.63	•	(0.40)	0.23	0.58	2.05	—	2.63	—	25.25	0.51	0.89	0.89	0.89	2.29	3,640,431	75
12-31-17	25.50	0.31	•	3.48	3.79	0.33	1.31	—	1.64	—	27.65	15.10	0.89	0.89	0.89	1.13	4,050,729	61
Class S2
12-31-21	31.37	0.22	•	5.23	5.45	0.20	3.99	—	4.19	—	32.63	18.19	1.04	1.04	1.04	0.67	71,364	58
12-31-20	29.19	0.28		4.54	4.82	0.33	2.31	—	2.64	—	31.37	17.82	1.04	1.04	1.04	0.91	70,966	98
12-31-19	25.06	0.34	•	5.65	5.99	0.37	1.49	—	1.86	—	29.19	24.19	1.04	1.04	1.04	1.22	73,222	53
12-31-18	27.47	0.58	•	(0.40)	0.18	0.54	2.05	—	2.59	—	25.06	0.33	1.04	1.04	1.04	2.13	68,741	75
12-31-17	25.33	0.26	•	3.47	3.73	0.28	1.31	—	1.59	—	27.47	14.96	1.04	1.04	1.04	0.98	74,919	61

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-21	9.46	0.12	•	2.23	2.35	0.14	0.19	—	0.33	—	11.48	24.97		1.24	1.21		1.21	1.12		58,287	19
12-31-20	9.97	0.17		(0.19)	(0.02)	0.37	0.12	—	0.49	—	9.46	0.64		1.24	1.21		1.21	1.87		47,110	25
12-31-19	10.74	0.21	•	2.42	2.63	0.26	3.14	—	3.40	—	9.97	25.93		1.24	1.21		1.21	1.82		51,293	17
12-31-18	14.34	0.23		(1.38)	(1.15)	0.23	2.22	—	2.45	—	10.74	(9.69	)(a)	1.24	1.09	(b)	1.09	1.80	(c)	43,287	16
12-31-17	13.63	0.20		1.86	2.06	0.25	1.10	—	1.35	—	14.34	15.89		1.24	1.24		1.24	1.38		53,101	19
Class I
12-31-21	9.70	0.19	•	2.29	2.48	0.21	0.19	—	0.40	—	11.78	25.66		0.64	0.61		0.61	1.71		73,572	19
12-31-20	10.27	0.23		(0.20)	0.03	0.48	0.12	—	0.60	—	9.70	1.27		0.64	0.61		0.61	2.47		77,346	25
12-31-19	10.97	0.29	•	2.47	2.76	0.32	3.14	—	3.46	—	10.27	26.66		0.64	0.61		0.61	2.42		81,596	17
12-31-18	14.59	0.31		(1.41)	(1.10)	0.30	2.22	—	2.52	—	10.97	(9.09	)(a)	0.64	0.49	(b)	0.49	2.40	(c)	82,300	16
12-31-17	13.85	0.28	•	1.90	2.18	0.34	1.10	—	1.44	—	14.59	16.48		0.64	0.64		0.64	1.94		99,204	19
Class S
12-31-21	9.85	0.17	•	2.31	2.48	0.18	0.19	—	0.37	—	11.96	25.27		0.89	0.86		0.86	1.47		158,847	19
12-31-20	10.31	0.22		(0.20)	0.02	0.36	0.12	—	0.48	—	9.85	0.95		0.89	0.86		0.86	2.22		141,486	25
12-31-19	11.00	0.25	•	2.50	2.75	0.30	3.14	—	3.44	—	10.31	26.42		0.89	0.86		0.86	2.13		161,388	17
12-31-18	14.62	0.29		(1.42)	(1.13)	0.27	2.22	—	2.49	—	11.00	(9.32	)(a)	0.89	0.74	(b)	0.74	2.15	(c)	541,914	16
12-31-17	13.87	0.25	•	1.90	2.15	0.30	1.10	—	1.40	—	14.62	16.23		0.89	0.89		0.89	1.73		694,870	19
Class S2
12-31-21	9.55	0.14	•	2.26	2.40	0.17	0.19	—	0.36	—	11.59	25.15		1.04	1.01		1.01	1.32		88,637	19
12-31-20	10.07	0.20		(0.20)	0.00 *	0.40	0.12	—	0.52	—	9.55	0.85		1.04	1.01		1.01	2.07		80,591	25
12-31-19	10.82	0.23	•	2.44	2.67	0.28	3.14	—	3.42	—	10.07	26.13		1.04	1.01		1.01	2.01		90,172	17
12-31-18	14.42	0.26		(1.39)	(1.13)	0.25	2.22	—	2.47	—	10.82	(9.45	)(a)	1.04	0.89	(b)	0.89	2.00	(c)	91,924	16
12-31-17	13.70	0.23		1.87	2.10	0.28	1.10	—	1.38	—	14.42	16.07		1.04	1.04		1.04	1.58		113,247	19
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-21	17.72	0.03	•	0.15	0.18	0.07	0.46	—	0.53	—	17.37	0.87		1.36	1.35		1.35	0.18		24,946	27
12-31-20	16.26	0.02	•	2.15	2.17	0.34	0.37	—	0.71	—	17.72	14.11		1.38	1.36		1.36	0.14		24,010	30
12-31-19	13.63	0.12		3.49	3.61	0.06	0.92	—	0.98	—	16.26	27.20		1.41	1.36		1.36	0.87		23,415	30
12-31-18	16.16	0.10		(2.41)	(2.31)	0.22	—	—	0.22	—	13.63	(14.46)		1.45	1.40		1.40	0.70		18,465	35
12-31-17	12.79	0.08		3.42	3.50	0.13	—	—	0.13	—	16.16	27.42		1.40	1.40		1.40	0.64		21,086	37
Class I
12-31-21	17.81	0.14	•	0.15	0.29	0.16	0.46	—	0.62	—	17.48	1.48		0.76	0.75		0.75	0.78		45,209	27
12-31-20	16.35	0.13		2.13	2.26	0.43	0.37	—	0.80	—	17.81	14.74		0.78	0.76		0.76	0.75		45,033	30
12-31-19	13.69	0.23		3.50	3.73	0.15	0.92	—	1.07	—	16.35	28.04		0.81	0.76		0.76	1.47		41,352	30
12-31-18	16.22	0.20	•	(2.42)	(2.22)	0.31	—	—	0.31	—	13.69	(13.96)		0.85	0.80		0.80	1.30		35,717	35
12-31-17	12.82	0.19	•	3.41	3.60	0.20	—	—	0.20	—	16.22	28.21		0.80	0.80		0.80	1.26		44,832	37
Class S
12-31-21	17.74	0.10	•	0.13	0.23	0.11	0.46	—	0.57	—	17.40	1.19		1.01	1.00		1.00	0.53		135,375	27
12-31-20	16.28	0.08	•	2.14	2.22	0.39	0.37	—	0.76	—	17.74	14.49		1.03	1.01		1.01	0.49		153,919	30
12-31-19	13.64	0.18	•	3.49	3.67	0.11	0.92	—	1.03	—	16.28	27.64		1.06	1.01		1.01	1.20		151,437	30
12-31-18	16.15	0.17	•	(2.42)	(2.25)	0.26	—	—	0.26	—	13.64	(14.12)		1.10	1.05		1.05	1.07		137,550	35
12-31-17	12.77	0.15	•	3.40	3.55	0.17	—	—	0.17	—	16.15	27.87		1.05	1.05		1.05	1.01		175,297	37

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(a)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, total return for VY® T.Rowe Price Equity Income Portfolio would have been (9.84)%, (9.24)%, (9.47)% and (9.60)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, the net expense ratios for VY® T.Rowe Price
Equity Income Portfolio would have been 1.23%, 0.63%, 0.88% and 1.03% for Class ADV, I, S and S2, respectively.
(c)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, the net investment income ratios for VY® T.Rowe Price Equity Income Portfolio would have been 1.65%, 2.25%, 2.00% and 1.85% for Classes ADV, I, S and S2, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

effect on the value of shareholders’ investments in each Portfolio.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.

Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2021, the maximum amount of loss that Invesco Growth and Income and T. Rowe Price International Stock would incur if their counterparties failed to perform would be $15,299 and $66, respectively, which represent the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2021. There was no collateral pledged by any counterparty at December 31, 2021 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2021, Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $247,380, $160,277,008 and $196, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2021, each Portfolio could have been required to pay these amounts in cash to its counterparties. There was no cash collateral pledged by any Portfolio as of December 31, 2021.

H. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2021, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward currency contracts at December 31, 2021. JPMorgan Emerging Markets Equity did not have any open forward currency contracts at December 31, 2021.

	Purchased	Sold
Clarion Global Real Estate	$72,601	$340,276
Invesco Growth and Income	770,355	20,650,496
JPMorgan Emerging Markets Equity	180,552	1,741,319
T. Rowe Price International Stock	55,827	38,866

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of each Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Portfolios did not enter into any futures contracts for the year ended December 31, 2021.

I.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2021, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had written equity options with an average notional value of $1,191,274,176 and $496,850, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for T. Rowe Price Capital Appreciation for open written equity options at December 31, 2021. At December 31, 2021, T. Rowe Price Capital Appreciation had pledged securities with a fair valued at $237,530,259 for open written call options and these are footnoted within the Portfolio of Investments. There were no open written options for T. Rowe Price International Stock at December 31, 2021

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2021 .

K. Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Clarion Global Real Estate	$157,882,374	$168,576,520
Invesco Growth and Income	124,936,116	163,037,690
JPMorgan Emerging Markets Equity	134,603,023	220,014,809
Morgan Stanley Global Franchise	46,323,748	104,815,923
T. Rowe Price Capital Appreciation	4,383,723,995	4,799,351,553
T. Rowe Price Equity Income	70,788,899	116,327,550
T. Rowe Price International Stock	58,935,571	77,665,803

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate(1)	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million
T. Rowe Price International Stock(1)	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

(1)	The Investment Adviser is contractually obligated to waive 0.033% and 0.04% of the management fee for Clarion Global Real Estate and T. Rowe Price International Stock, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

With the exception of the Portfolios in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(2)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise(3)	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income,(3) T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(3)(4)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(2)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

(3)	The Investment Adviser is contractually obligated to waive 0.026% and 0.030% of the Unified Fee for Morgan Stanley Global Franchise, and T. Rowe Price Equity Income, respectively. Effective January 1, 2021, the Investment Adviser is contractually obligated to waive 0.030% of the Unified Fee for Invesco Growth and Income. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

(4)	The assets of Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to the respective Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-

advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and Unified Fee, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero through May 1, 2022. There is no guarantee that the Portfolio will maintain such a yield. Unified Fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2021, the Distributor waived $2,733,785 of class specific distribution and shareholder

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

servicing fees and the Investment Adviser waived $2,048,789 of Unified Fees and/or certain expenses to assist the Portfolio in maintaining a yield of not less than zero. The class specific waivers were comprised of the following amounts:
	Distribution Fee	Shareholder Servicing Fee
Class S	$—	$853,780
Class S2	705,004	1,175,001

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
	2022	2023	2024	Total
Government Liquid Assets	$—	$1,091,693	$2,048,789	$3,140,482

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Clarion Global Real Estate	5.57%
Company	Invesco Growth and Income	5.15
	T. Rowe Price Equity Income	7.12
	T. Rowe Price International Stock	14.22
Security Life of Denver	Government Liquid Assets	5.10
Insurance Company	Clarion Global Real Estate	6.07
	JPMorgan Emerging Markets Equity	8.49
	T. Rowe Price Equity Income	9.22
	T. Rowe Price International Stock	7.35
Voya Institutional Trust	Government Liquid Assets	53.45
Company	Clarion Global Real Estate	10.80
	Invesco Growth and Income	5.40
	JPMorgan Emerging Markets Equity	12.25
	Morgan Stanley Global Franchise	33.43
	T. Rowe Price Capital Appreciation	31.31
	T. Rowe Price Equity Income	40.09
	T. Rowe Price International Stock	12.65
Voya Retirement	Clarion Global Real Estate	36.49
Insurance and Annuity	Invesco Growth and Income	19.22
Company	JPMorgan Emerging Markets Equity	16.50
	T. Rowe Price Capital Appreciation	31.80
	T. Rowe Price Equity Income	43.46
	T. Rowe Price International Stock	8.87

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Clarion Global Real Estate	$263,012
T. Rowe Price International Stock	96,104

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

With the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2022	2023	2024	Total
Clarion Global Real Estate	$271,097	$332,373	$342,083	$945,553

The Expense Limitation Agreements are contractual through May 1, 2022, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2021 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
JPMorgan Emerging Markets Equity	13	$2,025,462	1.31%
T. Rowe Price Equity Income	3	1,212,000	1.29

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2021	23,190,070	—	16,647	(36,870,033)	(13,663,316)	23,190,070	—	16,647	(36,870,033)	(13,663,316)
12/31/2020	43,551,255	—	160,481	(32,223,268)	11,488,468	43,551,255	—	160,481	(32,223,268)	11,488,468
Class S
12/31/2021	97,462,266	—	102,429	(152,272,917)	(54,708,222)	97,462,266	—	102,429	(152,272,917)	(54,708,222)
12/31/2020	218,599,473	—	795,507	(158,907,023)	60,487,956	218,599,472	—	795,507	(158,907,023)	60,487,956
Class S2
12/31/2021	86,508,479	—	141,054	(176,345,448)	(89,695,915)	86,508,479	—	141,054	(176,345,448)	(89,695,915)
12/31/2020	326,500,557	—	801,848	(159,140,766)	168,161,639	326,500,558	—	801,847	(159,140,766)	168,161,639
Clarion Global Real Estate
Class ADV
12/31/2021	36,402	—	31,148	(246,757)	(179,207)	440,881	—	377,513	(2,969,373)	(2,150,979)
12/31/2020	129,528	—	223,348	(307,974)	44,902	1,270,587	—	1,943,130	(3,108,493)	105,224
Class I
12/31/2021	870,641	—	263,545	(1,391,609)	(257,423)	10,351,322	—	3,281,141	(17,034,398)	(3,401,935)
12/31/2020	963,954	—	1,516,134	(2,433,184)	46,904	9,270,177	—	13,539,081	(25,979,247)	(3,169,989)
Class S
12/31/2021	400,678	—	190,423	(1,480,173)	(889,072)	5,035,135	—	2,361,249	(17,946,886)	(10,550,502)
12/31/2020	531,792	—	1,251,764	(1,417,015)	366,541	5,413,868	—	11,140,696	(14,634,393)	1,920,171
Class S2
12/31/2021	8,920	—	1,732	(12,413)	(1,761)	117,249	—	21,700	(149,380)	(10,431)
12/31/2020	1,463	—	11,493	(6,770)	6,186	15,026	—	103,320	(70,582)	47,764

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)
Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Growth and Income
Class ADV
12/31/2021	93,633	—	7,922	(155,021)	(53,466)	2,283,226	—	192,270	(3,740,417)	(1,264,921)
12/31/2020	69,867	—	93,526	(219,291)	(55,898)	1,261,128	—	1,511,379	(3,962,904)	(1,190,397)
Class I
12/31/2021	257,685	—	24,200	(189,580)	92,305	6,267,142	—	593,144	(4,677,696)	2,182,590
12/31/2020	278,527	—	183,796	(285,492)	176,831	5,017,662	—	2,995,867	(5,157,613)	2,855,916
Class S
12/31/2021	811,169	—	189,312	(2,391,268)	(1,390,787)	20,227,445	—	4,704,412	(59,053,401)	(34,121,544)
12/31/2020	340,779	—	1,912,238	(3,031,679)	(778,662)	6,067,646	—	31,609,283	(58,221,302)	(20,544,373)
Class S2
12/31/2021	23,460	—	12,375	(248,583)	(212,748)	581,301	—	304,187	(6,070,340)	(5,184,852)
12/31/2020	41,348	—	148,992	(225,207)	(34,867)	749,514	—	2,436,023	(4,221,217)	(1,035,680)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2021	398,659	—	190,433	(324,566)	264,526	10,209,266	—	4,625,629	(8,016,811)	6,818,084
12/31/2020	267,174	—	168,788	(577,958)	(141,996)	5,770,513	—	3,335,242	(11,945,482)	(2,839,727)
Class I
12/31/2021	473,196	—	249,445	(640,202)	82,439	12,725,273	—	6,493,054	(17,402,497)	1,815,830
12/31/2020	550,474	—	261,820	(980,967)	(168,673)	12,167,260	—	5,482,509	(21,408,539)	(3,758,770)
Class S
12/31/2021	810,713	—	1,084,813	(2,897,162)	(1,001,636)	20,975,903	—	27,977,315	(75,127,105)	(26,173,887)
12/31/2020	534,104	—	1,146,014	(3,414,754)	(1,734,636)	11,580,698	—	23,848,555	(73,515,273)	(38,086,020)
Class S2
12/31/2021	20,594	—	35,772	(106,192)	(49,826)	513,458	—	908,609	(2,730,182)	(1,308,115)
12/31/2020	18,152	—	37,499	(88,666)	(33,015)	393,565	—	770,608	(1,944,763)	(780,590)
Morgan Stanley Global Franchise
Class ADV
12/31/2021	362,182	—	734,983	(785,409)	311,756	6,143,775	—	12,325,665	(13,504,448)	4,964,992
12/31/2020	548,605	—	650,203	(752,027)	446,781	8,726,056	—	9,746,549	(11,298,930)	7,173,675
Class R6
12/31/2021	23,034	—	7,784	(11,744)	19,074	421,413	—	142,984	(218,243)	346,154
12/31/2020	54,732	—	5,119	(24,069)	35,782	931,719	—	83,242	(418,085)	596,876
Class S
12/31/2021	111,714	—	1,246,962	(2,860,955)	(1,502,279)	2,083,227	—	22,981,508	(53,664,794)	(28,600,059)
12/31/2020	251,313	—	1,297,021	(2,418,030)	(869,696)	4,372,052	—	21,154,417	(40,749,327)	(15,222,858)
Class S2
12/31/2021	15,867	—	189,890	(342,983)	(137,226)	295,041	—	3,457,895	(6,381,557)	(2,628,621)
12/31/2020	46,784	—	194,594	(337,650)	(96,272)	778,011	—	3,140,746	(5,672,811)	(1,754,054)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2021	3,907,585	—	7,606,265	(2,263,017)	9,250,833	120,879,451	—	222,578,297	(69,340,875)	274,116,873
12/31/2020	3,740,800	—	4,755,912	(4,851,630)	3,645,082	102,816,047	—	125,242,472	(126,741,872)	101,316,647
Class I
12/31/2021	3,638,741	—	5,781,019	(2,746,988)	6,672,772	118,764,330	—	181,327,758	(88,908,320)	211,183,768
12/31/2020	6,028,340	—	5,239,834	(27,708,303)	(16,440,129)	171,166,595	—	146,443,507	(843,395,333)	(525,785,231)
Class R6
12/31/2021	2,158,514	—	2,367,244	(2,838,265)	1,687,493	70,531,505	—	74,289,334	(92,862,424)	51,958,415
12/31/2020	13,692,166	—	779,163	(3,529,227)	10,942,102	427,082,165	—	22,268,407	(109,303,753)	340,046,819
Class S
12/31/2021	1,754,026	—	17,982,319	(17,005,161)	2,731,184	57,374,711	—	562,658,520	(555,142,856)	64,890,375
12/31/2020	2,541,238	—	12,945,953	(17,100,702)	(1,613,511)	75,038,932	—	361,997,134	(493,096,419)	(56,060,353)
Class S2
12/31/2021	96,357	—	282,378	(453,978)	(75,243)	3,180,748	—	8,732,930	(14,775,574)	(2,861,896)
12/31/2020	136,942	—	209,860	(592,588)	(245,786)	3,977,068	—	5,800,989	(16,618,568)	(6,840,511)
T. Rowe Price Equity Income
Class ADV
12/31/2021	1,114,789	—	154,753	(1,171,214)	98,328	12,227,521	—	1,725,809	(12,810,997)	1,142,333
12/31/2020	472,756	—	294,459	(929,253)	(162,038)	3,958,435	—	2,417,696	(7,709,752)	(1,333,621)
Class I
12/31/2021	715,388	—	213,445	(2,660,105)	(1,731,272)	7,970,005	—	2,459,976	(29,890,253)	(19,460,272)
12/31/2020	791,408	—	546,897	(1,303,524)	34,781	6,818,383	—	4,638,752	(11,392,802)	64,333
Class S
12/31/2021	474,787	—	423,645	(1,993,772)	(1,095,340)	5,432,775	—	4,945,637	(22,283,889)	(11,905,477)
12/31/2020	391,297	—	809,460	(2,489,739)	(1,288,982)	3,372,422	—	6,991,587	(22,456,940)	(12,092,931)

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)
Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Equity Income (continued)
Class S2
12/31/2021	67,166	—	240,652	(1,101,605)	(793,787)	727,963	—	2,717,084	(12,071,420)	(8,626,373)
12/31/2020	370,460	—	522,177	(1,403,557)	(510,920)	2,936,507	—	4,344,569	(11,760,601)	(4,479,525)
T. Rowe Price International Stock
Class ADV
12/31/2021	181,901	—	40,464	(140,921)	81,444	3,313,921	—	739,677	(2,556,791)	1,496,807
12/31/2020	139,759	—	63,528	(288,340)	(85,053)	2,138,357	—	951,655	(4,273,302)	(1,183,290)
Class I
12/31/2021	229,956	—	84,963	(256,619)	58,300	4,222,910	—	1,559,070	(4,715,629)	1,066,351
12/31/2020	146,615	—	131,012	(279,650)	(2,023)	2,285,500	—	1,967,794	(4,273,597)	(20,303)
Class S
12/31/2021	374,083	—	255,958	(1,527,087)	(897,046)	6,767,548	—	4,681,463	(27,994,243)	(16,545,232)
12/31/2020	372,173	—	438,048	(1,437,827)	(627,606)	5,704,234	—	6,557,580	(21,717,207)	(9,455,393)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2021:

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Arbitrage	$12,349	$(12,349)	$—
Citigroup Global Markets Limited	852,375	(852,375)	—
National Bank of Canada Financial INC	562,393	(562,393)	—
Total	$1,427,117	$(1,427,117)	$—

(1)	Cash collateral with a fair value of $1,486,945 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SG Americas Securities, LLC	$42,006	$(42,006)	$—
Total	$42,006	$(42,006)	$—

(1)	Cash collateral with a fair value of $42,956 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$1,147,740	$(1,147,740)	$—
Total	$1,147,740	$(1,147,740)	$—

(1)	Cash collateral with a fair value of $1,190,512 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$7,144,520	$(7,144,520)	$—
Barclays Capital Inc.	1,590,984	(1,590,984)	—
BMO Capital Markets Corp	912,307	(912,307)	—
BNP Paribas	10,717,497	(10,717,497)	—
BNP Paribas Prime Brokerage Intl Ltd	5,428,479	(5,428,479)	—
BofA Securities Inc	5,495,206	(5,495,206)	—
Cantor Fitzgerald & Co	95,038	(95,038)	—
Citadel Clearing LLC	7,466,899	(7,466,899)	—
Citigroup Global Markets Inc.	15,226,720	(15,226,720)	—
Credit Suisse Securities (USA) LLC	1,922,149	(1,922,149)	—
Deutsche Bank Securities Inc.	2,585,912	(2,585,912)	—
GoldmanSachs & Co. LLC	21,651,325	(21,651,325)	—
Jefferies LLC	272,960	(272,960)	—
J.P. Morgan Securities LLC	36,988,776	(36,988,776)	—
MUFG Securities Americas Inc.	17,066,410	(17,066,410)	—
Morgan Stanley & Co. LLC	7,912,596	(7,912,596)	—
Nomura Securities International, Inc.	8,482,883	(8,482,883)	—
RBC Capital Markets, LLC	6,434,667	(6,434,667)	—
Scotia Capital (USA) INC	237,772	(237,772)	—
SunTrust Robinson Humphrey,Inc	155,688	(155,688)	—
T. Rowe Price Capital Appreciation (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
UBS Securities LLC.	$129,698	$(129,698)	$—
Wells Fargo Bank NA	7,603,319	(7,603,319)	—
Wells Fargo Securities LLC	5,542,387	(5,542,387)	—
Total	$171,064,192	$(171,064,192)	$—

(1)	Cash collateral with a fair value of $174,981,936 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$2,294,423	$(2,294,423)	$—
J.P. Morgan Securities LLC	933,964	(933,964)	—
UBS AG	10,809,983	(10,809,983)	—
Wells Fargo Securities LLC	392,565	(392,565)	—
Total	$14,430,935	$(14,430,935)	$—

(1)	Cash collateral with a fair value of $14,739,853 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$2,931,823	$(2,931,823)	$—
J.P. Morgan Securities LLC	234,237	(234,237)	—
Scotia Capital (USA) INC	199,523	(199,523)	—
Wells Fargo Securities LLC	377,279	(377,279)	—
Total	$3,742,862	$(3,742,862)	$—

(1)	Cash collateral with a fair value of $3,910,198 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. There were no material unfunded loan commitments at December 31, 2021.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and de minimis distributions in excess of net investment income.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2021:

	Paid-in Capital	Distributable Earnings
Government Liquid Assets	$(34,072)	$34,072
JPMorgan Emerging Markets Equity	(1,513,219)	1,513,219

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$260,130	$—	$1,757,835	$—
Clarion Global Real Estate	6,041,603	—	12,158,955	14,567,272
Invesco Growth and Income	5,794,013	—	7,565,414	30,987,138
JPMorgan Emerging Markets Equity	1,437,832	38,566,775	1,701,704	31,735,210
Morgan Stanley Global Franchise	3,006,032	35,902,020	3,590,119	30,534,835
T. Rowe Price Capital Appreciation	308,314,113	741,272,726	192,004,958	469,747,551
T. Rowe Price Equity Income	5,696,840	6,151,666	17,191,718	1,200,886
T. Rowe Price International Stock	1,414,892	5,565,318	5,238,296	4,238,733

The tax-basis components of distributable earnings as of December 31, 2021 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Government Liquid Assets	$—	$—	$—	$(14,585)	$(14,585)
Clarion Global Real Estate	6,892,159	8,599,379	63,964,972	(7,666)	79,448,844
Invesco Growth and Income	9,854,314	49,484,673	120,380,351	(14,850)	179,704,488
JPMorgan Emerging Markets Equity	—	97,646,805	130,156,507	(2,925,028)	224,878,284
Morgan Stanley Global Franchise	2,049,342	31,288,121	172,662,258	(10,270)	205,989,451
T. Rowe Price Capital Appreciation	273,053,367	710,613,021	1,675,192,143	(138,015)	2,658,720,516
T. Rowe Price Equity Income	3,415,264	33,459,457	105,013,496	(35,954)	141,852,263
T. Rowe Price International Stock	4,390,306	16,074,165	40,872,941	(75,360)	61,262,052

At December 31, 2021, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LITIGATION

On September 24, 2012, certain Voya mutual funds, including T.Rowe Price Equity Income (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 13 — LITIGATION (continued)

In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).

On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.

On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court (the “Supreme Court”) on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.

On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order did not provide any specific timing for, or guidance on, next steps.

Following the Second Circuit’s recall of its prior mandate in light of the Supreme Court’s decision in Merit Management, on December 19, 2019, the Second Circuit issued an amended opinion which vacated its prior March 24, 2016 opinion. This amended opinion once again affirmed the dismissal of the case — affirming the Second Circuit’s prior ruling regarding preemption, and holding that Tribune qualified as a “financial institution.” A new mandate was also issued. The plaintiffs once again moved for rehearing en banc in connection with this ruling on January 2, 2020, but this request was denied by the Second Circuit on February 6, 2020. On July 6, 2020 the plaintiffs filed a petition for writ of certiorari appealing the Second Circuit’s decision up to the Supreme Court. On April 19, 2021, the Supreme Court, after seeking the opinion of the Solicitor General on whether certiorari should be granted, denied the petition to hear the appeal. The Second Circuit’s dismissal of the consolidated state law constructive fraudulent transfer suits thus stands as a final decision; this matter may now be considered closed.

Procedural History of the FitzSimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.

On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 13 — LITIGATION (continued)

claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.

On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.

On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.

On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.

In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee filed his opening brief in early January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch. The defendants’ brief in the appeal of the Trustee’s fraudulent transfer action was filed on April 27, 2020, and a reply brief was filed by the Trustee on May 18, 2020. Oral argument in front of the Second Circuit occurred on August 24, 2020. The parties now await a ruling. Almost a year later, the Second Circuit issued its ruling through a written decision published on August 20, 2021. The decision by the Second Circuit affirmed the District Court’s earlier dismissal of the Trustee’s claims against the shareholder defendants. (While the decision does permit the Trustee to pursue a limited claim against Tribune’s former financial advisors, this will not affect any shareholder defendants).

On September 7, 2021, the Trustee filed a petition with the Second Circuit seeking a panel rehearing or a rehearing en banc. One month later, on October 7, 2021, the Second Circuit issued an order denying the Trustee’s request for a rehearing. On January 5, 2022 the Trustee filed a petition for writ of certiorari appealing the Second Circuit’s decision up to the Supreme Court. On February 22, 2022, the Supreme Court denied the petition to hear the appeal. The Second Circuit’s decision to affirm the District Court’s earlier dismissal of the Trustee’s claims against the shareholder defendants thus stands as a final decision; this matter may now be considered closed.

NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 15 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 17 — SUBSEQUENT EVENTS

Fund changes: On January 27, 2022, the Board approved a name change for Clarion Global Real Estate. Effective May 1, 2022, the Portfolio will be known as “VY® CBRE Global Real Estate Portfolio.”

Reorganization: On January 27, 2022, the Board approved a proposal to reorganize T. Rowe Price International Stock (the “Merging Portfolio”) with and into Voya International Index Portfolio, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about June 28, 2022. The Merging Portfolio will notify its shareholder if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 8, 2022.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

55

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY REPURCHASE AGREEMENT: 14.5%
117,326,000		Deutsche Bank Repurchase Agreement dated 12/31/21, 0.010%, due 01/03/22, $117,326,098 to be received upon repurchase (Collateralized by $97,063,300, U.S. Treasury Interest, 0.125%–0.375%, Market Value plus accrued interest $119,672,541 due 7/15/23–7/15/30, 0.010%, 01/03/2022)	$117,326,000	14.5
		Total U.S. Treasury Repurchase Agreement (Cost $117,326,000)	117,326,000	14.5

U.S. TREASURY DEBT: 35.2%
93,000,000	(1)	United States Cash Management Bill, 0.070%, 04/26/2022	92,968,738	11.5
13,000,000	(1)	United States Cash Management Bill, 0.120%, 05/03/2022	12,994,843	1.6
22,000,000	(1)	United States Treasury Bill, 0.010%, 01/13/2022	21,999,652	2.7
26,500,000	(1)	United States Treasury Bill, 0.040%, 01/25/2022	26,499,364	3.3
55,000,000	(1)	United States Treasury Bill, 0.050%, 02/22/2022	54,996,226	6.8
21,500,000	(1)	United States Treasury Bill, 0.190%, 06/30/2022	21,479,563	2.7
53,500,000	(1)	United States Treasury Bill, 0.210%, 07/07/2022	53,444,283	6.6
		Total U.S. Treasury Debt (Cost $284,382,669)	284,382,669	35.2

U.S. GOVERNMENT AGENCY DEBT: 44.6%
5,250,000		Fannie Mae, 0.280%, (SOFRRATE + 0.230%), 05/06/2022	5,253,950	0.7
27,000,000		Federal Farm Credit Banks Funding Corp., 0.058%, (SOFRRATE + 0.008%), 11/22/2022	26,997,563	3.3
20,000,000		Federal Farm Credit Banks Funding Corp., 0.060%, (PRIME + (3.190)%), 05/25/2022	19,999,198	2.5
13,000,000		Federal Farm Credit Banks Funding Corp., 0.075%, (SOFRRATE + 0.025%), 12/16/2022	13,000,315	1.6
11,117,000		Federal Farm Credit Banks Funding Corp., 0.120%, 09/22/2022	11,117,000	1.4
10,000,000		Federal Home Loan Bank Discount Notes, 0.030%, 01/04/2022	9,999,975	1.2
50,000,000		Federal Home Loan Bank Discount Notes, 0.030%, 01/05/2022	49,999,833	6.2
14,000,000		Federal Home Loan Bank Discount Notes, 0.030%, 01/14/2022	13,999,863	1.7
Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY DEBT: (continued)
11,000,000		Federal Home Loan Bank Discount Notes, 0.040%, 01/20/2022	$10,999,768	1.4
90,000,000		Federal Home Loan Bank Discount Notes, 0.040%, 01/21/2022	89,998,100	11.1
70,000,000		Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 09/06/2022	70,000,000	8.7
13,500,000		Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 10/07/2022	13,500,000	1.7
12,500,000		Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 10/07/2022	12,500,000	1.5
13,000,000		Federal Home Loan Banks, 0.220%, 12/16/2022	13,000,000	1.6
		Total U.S. Government Agency Debt (Cost $360,365,565)	360,365,565	44.6

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 7.2%
26,700,000	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	26,700,000	3.3
32,000,000	(2)	Morgan Stanley Institutional Liquidity Funds–Government Portfolio (Institutional Share Class), 0.030%	32,000,000	3.9
		Total Investment Companies (Cost $58,700,000)	58,700,000	7.2
		Total Investments in Securities (Cost $820,774,234)	$820,774,234	101.5
		Liabilities in Excess of Other Assets	(12,145,278)	(1.5)
		Net Assets	$808,628,956	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.
(2)	Rate shown is the 7-day yield as of December 31, 2021.
Reference Rate Abbreviations:
PRIME	Federal Reserve Bank Prime Loan Rate
SOFRRATE	1-day Secured Overnight Financing Rate

At December 31, 2021, the aggregate cost of investments for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

56

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Investment Companies	$58,700,000	$—	$—	$58,700,000
U.S. Government Agency Debt	—	360,365,565	—	360,365,565
U.S. Treasury Debt	—	284,382,669	—	284,382,669
U.S. Treasury Repurchase Agreement	—	117,326,000	—	117,326,000
Total Investments, at fair value	$58,700,000	$762,074,234	$—	$820,774,234

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2021:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$117,326,000	$(117,326,000)	$—
Totals	$117,326,000	$(117,326,000)	$—

(1)	Collateral with a fair value of $119,672,541 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

57

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.1%
		Australia: 4.5%
205,276		Charter Hall Group	$3,070,920	1.3
263,041		Dexus	2,126,909	0.9
53,036		Goodman Group	1,022,363	0.4
45,065		Lifestyle Communities Ltd.	681,133	0.3
971,266		Mirvac Group	2,055,945	0.9
1,348,947		Vicinity Centres	1,658,978	0.7
			10,616,248	4.5

		Belgium: 1.4%
6,176		Montea NV	929,394	0.4
21,546		Shurgard Self Storage SA	1,410,480	0.6
20,850		Warehouses De Pauw CVA	1,000,681	0.4
			3,340,555	1.4

		Canada: 2.2%
26,256		Boardwalk Real Estate Investment Trust	1,138,082	0.5
27,043		Canadian Apartment Properties REIT	1,281,867	0.5
126,723		H&R Real Estate Investment Trust	1,627,929	0.7
58,249		Summit Industrial Income REIT	1,082,139	0.5
			5,130,017	2.2

		France: 0.5%
16,257	(1)	Unibail-Rodamco-Westfield	1,137,652	0.5

		Germany: 4.0%
291,167		Aroundtown SA	1,756,425	0.7
44,317		Deutsche Euroshop AG	738,659	0.3
16,486		LEG Immobilien SE	2,298,522	1.0
83,714		Vonovia SE	4,612,818	2.0
			9,406,424	4.0

		Hong Kong: 5.3%
190,981		CK Asset Holdings Ltd.	1,204,702	0.5
341,395	(1),(2)	ESR Cayman Ltd.	1,154,806	0.5
703,594		Hang Lung Properties Ltd.	1,447,333	0.6
468,663		Link REIT	4,128,579	1.8
291,297		New World Development Co. Ltd.	1,153,325	0.5
1,345,466		Sino Land Co.	1,675,320	0.7
628,592		Swire Properties Ltd.	1,575,806	0.7
			12,339,871	5.3

		Ireland: 0.2%
354,531		Hibernia REIT plc	527,382	0.2

		Japan: 9.3%
466		Activia Properties, Inc.	1,684,761	0.7
795		AEON REIT Investment Corp.	1,113,750	0.5
205,400		Hulic Co. Ltd.	1,953,250	0.8
695		Japan Hotel REIT Investment Corp.	339,556	0.2
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
313	(3)	Kenedix Office Investment Corp.	$1,934,287	0.8
1,882		LaSalle Logiport REIT	3,315,287	1.4
202,901		Mitsui Fudosan Co., Ltd.	4,021,654	1.7
96,900		Nomura Real Estate Holdings, Inc.	2,232,766	1.0
946		Orix JREIT, Inc.	1,478,832	0.6
1,092		Sankei Real Estate, Inc.	1,135,044	0.5
447,096		Tokyu Fudosan Holdings Corp.	2,504,819	1.1
			21,714,006	9.3

		Luxembourg: 0.4%
43,258		Grand City Properties SA	1,027,488	0.4

		Singapore: 2.4%
1,108,274		Ascendas Real Estate Investment Trust	2,428,212	1.0
1,241,491		CapitaLand Integrated Commercial Trust	1,878,341	0.8
1,722,709		Mapletree North Asia Commercial Trust	1,418,972	0.6
			5,725,525	2.4

		Sweden: 2.9%
86,658	(3)	Castellum AB	2,330,253	1.0
27,281		Catena AB	1,699,472	0.7
388,800		Samhallsbyggnadsbolaget i Norden AB	2,850,978	1.2
			6,880,703	2.9

		United Kingdom: 3.8%
74,926		Big Yellow Group PLC	1,731,168	0.7
39,216		Land Securities Group PLC	413,883	0.2
81,199		Safestore Holdings PLC	1,548,584	0.7
163,135		Segro PLC	3,174,881	1.4
575,065		Tritax Big Box REIT Plc	1,940,037	0.8
			8,808,553	3.8

		United States: 63.2%
20,413		Alexandria Real Estate Equities, Inc.	4,551,282	1.9
31,801		American Campus Communities, Inc.	1,821,879	0.8
6,480		American Tower Corp.	1,895,400	0.8
27,340		Apartment Income REIT Corp.	1,494,678	0.6
13,164		AvalonBay Communities, Inc.	3,325,095	1.4
43,286		Camden Property Trust	7,734,342	3.3
25,356		Crown Castle International Corp.	5,292,811	2.3
108,237		CubeSmart	6,159,768	2.6
93,114	(1)	DiamondRock Hospitality Co.	894,826	0.4
24,334		Digital Realty Trust, Inc.	4,303,955	1.8
93,717		Duke Realty Corp.	6,151,584	2.6
4,064		Equinix, Inc.	3,437,494	1.5
52,668		Extra Space Storage, Inc.	11,941,416	5.1

See Accompanying Notes to Financial Statements

58

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
102,756		Healthcare Trust of America, Inc.	$3,431,023	1.5
275,211	(1)	Host Hotels & Resorts, Inc.	4,785,919	2.0
38,372		Hudson Pacific Properties, Inc.	948,172	0.4
201,418		Invitation Homes, Inc.	9,132,292	3.9
21,679		Life Storage, Inc.	3,320,789	1.4
23,839		Mid-America Apartment Communities, Inc.	5,469,620	2.3
42,502		National Retail Properties, Inc.	2,043,071	0.9
72,758	(3)	Pebblebrook Hotel Trust	1,627,596	0.7
51,690		Piedmont Office Realty Trust, Inc.	950,062	0.4
103,900		ProLogis, Inc.	17,492,604	7.5
124,428		Realty Income Corp.	8,907,800	3.8
31,188		Regency Centers Corp.	2,350,016	1.0
92,614		Simon Property Group, Inc.	14,796,939	6.3
52,461		Spirit Realty Capital, Inc.	2,528,096	1.1
35,114		Sun Communities, Inc.	7,372,887	3.1
128,946	(1)	Sunstone Hotel Investors, Inc.	1,512,537	0.7
30,479		Welltower, Inc.	2,614,184	1.1
			148,288,137	63.2
		Total Common Stock (Cost $163,283,945)	234,942,561	100.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
		Repurchase Agreements: 0.6%
486,945	(4)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $486,947, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–3.500%, Market Value plus accrued interest $496,684, due 02/15/22–12/20/51)	486,945	0.2
1,000,000	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22–12/01/51)	1,000,000	0.4
		Total Repurchase Agreements (Cost $1,486,945)	1,486,945	0.6
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.9%
2,102,385	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $2,102,385)	$2,102,385	0.9
		Total Short-Term Investments (Cost $3,589,330)	3,589,330	1.5
		Total Investments in Securities (Cost $166,873,275)	$238,531,891	101.6
		Liabilities in Excess of Other Assets	(3,854,422)	(1.6)
		Net Assets	$234,677,469	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2021.

REIT Diversification	Percentage of Net Assets
Retail REITs	17.4%
Specialized REITs	16.9
Residential REITs	16.5
Industrial REITs	16.4
Real Estate Operating Companies	9.5
Office REITs	5.7
Diversified Real Estate Activities	5.3
Diversified REITs	4.4
Hotel & Resort REITs	3.9
Health Care REITs	2.6
Real Estate Development	1.5
Liabilities in Excess of Other Assets*	(0.1)
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

59

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$10,616,248	$—	$10,616,248
Belgium	1,410,480	1,930,075	—	3,340,555
Canada	5,130,017	—	—	5,130,017
France	—	1,137,652	—	1,137,652
Germany	738,659	8,667,765	—	9,406,424
Hong Kong	1,447,333	10,892,538	—	12,339,871
Ireland	527,382	—	—	527,382
Japan	—	21,714,006	—	21,714,006
Luxembourg	—	1,027,488	—	1,027,488
Singapore	1,418,972	4,306,553	—	5,725,525
Sweden	—	6,880,703	—	6,880,703
United Kingdom	3,279,752	5,528,801	—	8,808,553
United States	148,288,137	—	—	148,288,137
Total Common Stock	162,240,732	72,701,829	—	234,942,561
Short-Term Investments	2,102,385	1,486,945	—	3,589,330
Total Investments, at fair value	$164,343,117	$74,188,774	$—	$238,531,891
Other Financial Instruments+
Forward Foreign Currency Contracts	—	148	—	148
Total Assets	$164,343,117	$74,188,922	$—	$238,532,039
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(3)	$—	$(3)
Total Liabilities	$—	$(3)	$—	$(3)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® Clarion Global Real Estate Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 30,662	USD 41,387	Brown Brothers Harriman & Co.	01/04/22	$116
JPY 163,768	USD 1,426	Brown Brothers Harriman & Co.	01/04/22	(3)
GBP 15,501	USD 20,951	Brown Brothers Harriman & Co.	01/05/22	29
JPY 1,016,765	USD 8,837	Brown Brothers Harriman & Co.	01/05/22	3
				$145

Currency Abbreviations
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

See Accompanying Notes to Financial Statements

60

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$148
Total Asset Derivatives		$148

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3
Total Liability Derivatives		$3

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(20,222)
Total	$(20,222)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(62)
Total	$(62)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $174,565,533.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$69,089,394
Gross Unrealized Depreciation	(5,124,422)
Net Unrealized Appreciation	$63,964,972

See Accompanying Notes to Financial Statements

61

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Communication Services: 6.8%
9,297	(1)	Charter Communications, Inc.	$6,061,365	1.3
141,326		Comcast Corp. — Class A	7,112,938	1.6
7,901	(1)	NetFlix, Inc.	4,759,878	1.1
47,796	(1)	T-Mobile US, Inc.	5,543,380	1.2
46,375	(1)	Walt Disney Co.	7,183,024	1.6
			30,660,585	6.8

		Consumer Discretionary: 8.0%
991	(1)	Amazon.com, Inc.	3,304,331	0.7
2,427	(1)	Booking Holdings, Inc.	5,822,931	1.3
273,379	(1)	General Motors Co.	16,028,211	3.6
82,750	(1)	Las Vegas Sands Corp.	3,114,710	0.7
103,611		TJX Cos., Inc.	7,866,147	1.7
			36,136,330	8.0

		Consumer Staples: 5.2%
99,395		Diageo PLC	5,434,513	1.2
102,789		Philip Morris International, Inc.	9,764,955	2.2
53,005		Sysco Corp.	4,163,543	0.9
113,338	(1)	US Foods Holding Corp.	3,947,562	0.9
			23,310,573	5.2

		Energy: 7.2%
113,574		Canadian Natural Resources Ltd.	4,799,028	1.1
62,691		Chevron Corp.	7,356,789	1.6
127,933		ConocoPhillips	9,234,204	2.0
148,774		Devon Energy Corp.	6,553,494	1.5
25,459		Pioneer Natural Resources Co.	4,630,483	1.0
			32,573,998	7.2

		Financials: 21.8%
41,629		American Express Co.	6,810,504	1.5
191,067		American International Group, Inc.	10,864,070	2.4
303,080		Bank of America Corp.	13,484,029	3.0
77,999		Charles Schwab Corp.	6,559,716	1.5
193,446		Citizens Financial Group, Inc.	9,140,323	2.0
23,666		Goldman Sachs Group, Inc.	9,053,428	2.0
90,903		Morgan Stanley	8,923,038	2.0
21,188		PNC Financial Services Group, Inc.	4,248,618	0.9
131,072		Truist Financial Corp.	7,674,266	1.7
351,910		Wells Fargo & Co.	16,884,642	3.7
21,546		Willis Towers Watson PLC	5,116,960	1.1
			98,759,594	21.8

		Health Care: 15.7%
11,924		Anthem, Inc.	5,527,251	1.2
107,248		Bristol-Myers Squibb Co.	6,686,913	1.5
49,743	(1)	Centene Corp.	4,098,823	0.9
26,682		Cigna Corp.	6,126,988	1.3
54,257		CVS Health Corp.	5,597,152	1.2
175,589		GlaxoSmithKline PLC	3,823,047	0.9
23,041		Johnson & Johnson	3,941,624	0.9
24,859		McKesson Corp.	6,179,202	1.4
47,876		Medtronic PLC	4,952,772	1.1
92,136		Merck & Co., Inc.	7,061,303	1.6
65,219		Pfizer, Inc.	3,851,182	0.8
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
65,102		Sanofi	$6,532,587	1.4
26,724		Universal Health Services, Inc.	3,465,034	0.8
24,009		Zimmer Biomet Holdings, Inc.	3,050,103	0.7
			70,893,981	15.7

		Industrials: 11.9%
290,802		CSX Corp.	10,934,155	2.4
40,096		Emerson Electric Co.	3,727,725	0.8
17,179		General Dynamics Corp.	3,581,306	0.8
85,405		Johnson Controls International plc	6,944,281	1.5
17,695		Parker Hannifin Corp.	5,629,133	1.2
45,378		Quanta Services, Inc.	5,203,042	1.2
113,169		Raytheon Technologies Corp.	9,739,324	2.2
104,795		Textron, Inc.	8,090,174	1.8
			53,849,140	11.9

		Information Technology: 13.6%
162,420		Cisco Systems, Inc.	10,292,555	2.3
172,796		Cognizant Technology Solutions Corp.	15,330,461	3.4
91,444		Corning, Inc.	3,404,460	0.7
43,092	(1)	Fiserv, Inc.	4,472,519	1.0
136,876		Intel Corp.	7,049,114	1.6
23,754		NXP Semiconductor NV	5,410,686	1.2
39,425		Qualcomm, Inc.	7,209,650	1.6
28,093	(1)	Splunk, Inc.	3,250,922	0.7
30,168		TE Connectivity Ltd.	4,867,305	1.1
			61,287,672	13.6

		Materials: 2.8%
112,664	(1)	Axalta Coating Systems Ltd.	3,731,432	0.8
155,108	(2)	Barrick Gold Corp.	2,947,052	0.6
131,129		Corteva, Inc.	6,199,779	1.4
			12,878,263	2.8

		Real Estate: 2.9%
122,415	(1)	CBRE Group, Inc.	13,283,252	2.9

		Utilities: 2.5%
41,162		American Electric Power Co., Inc.	3,662,183	0.8
68,041		Exelon Corp.	3,930,048	0.9
91,644		FirstEnergy Corp.	3,811,474	0.8
			11,403,705	2.5
		Total Common Stock (Cost $322,780,172)	445,037,093	98.4

See Accompanying Notes to Financial Statements

62

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.0%
		Repurchase Agreements: 0.0%
42,956	(3)	HSBC Securities USA, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $42,956, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $43,815, due 05/15/23–08/15/47) (Cost $42,956)	$42,956	0.0
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 2.0%
8,774,851	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $8,774,851)	$8,774,851	2.0
		Total Short-Term Investments (Cost $8,817,807)	8,817,807	2.0
		Total Investments in Securities (Cost $331,597,979)	$453,854,900	100.4
		Liabilities in Excess of Other Assets	(1,968,783)	(0.4)
		Net Assets	$451,886,117	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$30,660,585	$—	$—	$30,660,585
Consumer Discretionary	36,136,330	—	—	36,136,330
Consumer Staples	17,876,060	5,434,513	—	23,310,573
Energy	32,573,998	—	—	32,573,998
Financials	98,759,594	—	—	98,759,594
Health Care	60,538,347	10,355,634	—	70,893,981
Industrials	53,849,140	—	—	53,849,140
Information Technology	61,287,672	—	—	61,287,672
Materials	12,878,263	—	—	12,878,263
Real Estate	13,283,252	—	—	13,283,252
Utilities	11,403,705	—	—	11,403,705
Total Common Stock	429,246,946	15,790,147	—	445,037,093
Short-Term Investments	8,774,851	42,956	—	8,817,807
Total Investments, at fair value	$438,021,797	$15,833,103	$—	$453,854,900
Other Financial Instruments+
Forward Foreign Currency Contracts	—	15,299	—	15,299
Total Assets	$438,021,797	$15,848,402	$—	$453,870,199
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(247,380)	$—	$(247,380)
Total Liabilities	$—	$(247,380)	$—	$(247,380)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

63

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 74,850	CAD 95,402	State Street Bank and Trust Co.	01/07/22	$(569)
USD 131,150	GBP 97,158	State Street Bank and Trust Co.	01/07/22	(357)
USD 69,230	CAD 88,588	State Street Bank and Trust Co.	01/07/22	(802)
USD 73,635	EUR 64,938	State Street Bank and Trust Co.	01/07/22	(301)
USD 102,211	CAD 131,178	State Street Bank and Trust Co.	01/07/22	(1,491)
CAD 105,623	USD 81,623	State Street Bank and Trust Co.	01/07/22	1,876
CAD 360,927	USD 280,776	State Street Bank and Trust Co.	01/07/22	4,552
CAD 62,215	USD 48,395	State Street Bank and Trust Co.	01/07/22	790
USD 106,461	EUR 94,236	State Street Bank and Trust Co.	01/07/22	(833)
CAD 150,201	USD 118,058	State Street Bank and Trust Co.	01/07/22	682
CAD 83,961	USD 66,093	State Street Bank and Trust Co.	01/07/22	282
EUR 69,567	USD 78,606	State Street Bank and Trust Co.	01/07/22	601
USD 104,020	GBP 78,562	State Street Bank and Trust Co.	01/07/22	(2,317)
USD 90,159	CAD 113,983	State Street Bank and Trust Co.	01/07/22	51
USD 88,868	EUR 78,239	State Street Bank and Trust Co.	01/07/22	(213)
USD 124,624	GBP 94,086	State Street Bank and Trust Co.	01/07/22	(2,725)
USD 131,967	CAD 166,871	State Street Bank and Trust Co.	01/07/22	48
EUR 101,858	USD 115,060	State Street Bank and Trust Co.	01/07/22	913
USD 50,743	CAD 64,743	State Street Bank and Trust Co.	01/07/22	(439)
CAD 100,936	USD 78,837	State Street Bank and Trust Co.	01/07/22	957
CAD 253,045	USD 197,659	State Street Bank and Trust Co.	01/07/22	2,384
USD 393,198	GBP 295,384	State Street Bank and Trust Co.	01/07/22	(6,615)
USD 110,216	EUR 97,429	State Street Bank and Trust Co.	01/07/22	(714)
CAD 114,395	USD 89,261	State Street Bank and Trust Co.	01/07/22	1,173
EUR 86,111	USD 97,548	State Street Bank and Trust Co.	01/07/22	495
USD 6,032,715	GBP 4,554,780	State Street Bank and Trust Co.	01/07/22	(132,349)
USD 3,939,264	CAD 5,042,967	State Street Bank and Trust Co.	01/07/22	(47,416)
USD 4,715,574	EUR 4,183,066	State Street Bank and Trust Co.	01/07/22	(47,138)
USD 82,494	GBP 62,307	State Street Bank and Trust Co.	01/07/22	(1,842)
USD 33,329	EUR 29,524	State Street Bank and Trust Co.	01/07/22	(286)
USD 72,742	CAD 93,246	State Street Bank and Trust Co.	01/07/22	(973)
USD 70,542	EUR 62,011	State Street Bank and Trust Co.	01/07/22	495
				$(232,081)

Currency Abbreviations
CAD	— Canadian Dollar
EUR	— EU Euro
GBP	— British Pound
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15,299
Total Asset Derivatives		$15,299

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$247,380
Total Liability Derivatives		$247,380

See Accompanying Notes to Financial Statements

64

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$649,368
Total	$649,368

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(21,757)
Total	$(21,757)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$15,299	$15,299
Total Assets	$15,299	$15,299
Liabilities:
Forward foreign currency contracts	$247,380	$247,380
Total Liabilities	$247,380	$247,380
Net OTC derivative instruments by counterparty, at fair value	$(232,081)	(232,081)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—
Net Exposure(1)	$(232,081)	$(232,081)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $333,249,625.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$125,627,168
Gross Unrealized Depreciation	(5,246,817)
Net Unrealized Appreciation	$120,380,351

See Accompanying Notes to Financial Statements

65

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%
		Argentina: 2.9%
9,902	(1)	MercadoLibre, Inc.	$13,351,857	2.9

		Brazil: 2.0%
1,298,722		B3 SA — Brasil Bolsa Balcao	2,597,444	0.6
1,162,300		Magazine Luiza SA	1,506,608	0.3
123,334	(1),(2)	NU Holdings Ltd./Cayman Islands	1,156,873	0.2
81,645	(1)	Pagseguro Digital Ltd.	2,140,732	0.5
414,557		Raia Drogasil SA	1,808,570	0.4
			9,210,227	2.0

		China: 35.5%
355,696	(1)	Alibaba Group Holding Ltd.	5,227,160	1.1
555,100		Beijing Oriental Yuhong Waterproof Technology Co. Ltd. — A Shares	4,594,688	1.0
28,285	(1)	Bilibili, Inc. ADR	1,312,424	0.3
26,900	(1)	Bilibili, Inc.	1,249,374	0.3
1,401,400	(3)	Budweiser Brewing Co. APAC Ltd.	3,684,220	0.8
1,815,600		China Gas Holdings Ltd.	3,776,603	0.8
33,467		Contemporary Amperex Technology Co. Ltd. — A Shares	3,082,802	0.7
139,724	(1)	Dada Nexus Ltd. ADR	1,838,768	0.4
350,414		Foshan Haitian Flavouring & Food Co. Ltd. — A Shares	5,774,092	1.2
418,292		Hundsun Technologies, Inc. — A Shares	4,085,213	0.9
32,871	(1)	JD.com, Inc. ADR	2,303,271	0.5
287,264	(1)	JD.com, Inc. — Class A	9,896,921	2.1
601,887		Jiangsu Hengli Hydraulic Co. Ltd. — A Shares	7,717,219	1.7
132,726	(1)	KE Holdings, Inc. ADR	2,670,447	0.6
1,288,000	(1)	Kingdee International Software Group Co., Ltd.	3,964,670	0.8
350,577	(1),(3)	Meituan Class B	10,137,807	2.2
288,400		Midea Group Co. Ltd. — A Shares	3,339,835	0.7
399,465		NetEase, Inc.	8,076,642	1.7
200,400		Pharmaron Beijing Co. Ltd. — A Shares	4,442,014	0.9
1,625,675		Ping An Bank Co. Ltd. — A Shares	4,203,049	0.9
105,621		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. — A Shares	6,312,232	1.4
279,800		Shenzhou International Group Holdings Ltd.	5,417,958	1.2
132,400		Sichuan Swellfun Co. Ltd. — A Shares	2,498,317	0.5
40,000		Silergy Corp.	7,239,853	1.5
233,400		Sunny Optical Technology Group Co. Ltd.	7,392,846	1.6
336,600		Tencent Holdings Ltd.	19,640,987	4.2
331,194		Wanhua Chemical Group Co. Ltd. — A Shares	5,246,283	1.1
732,500	(1),(3)	Wuxi Biologics Cayman, Inc.	8,671,997	1.9
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		China: (continued)
4,068,000		Xinyi Solar Holdings Ltd.	$6,906,426	1.5
96,761		Yum China Holdings, Inc.	4,822,568	1.0
			165,526,686	35.5

		Germany: 1.1%
47,775	(1),(3)	Delivery Hero SE	5,288,234	1.1

		Hong Kong: 5.4%
652,800		AIA Group Ltd.	6,588,611	1.4
71,800		Hong Kong Exchanges and Clearing Ltd.	4,199,150	0.9
1,572,169	(3)	JS Global Lifestyle Co. Ltd.	2,647,409	0.6
592,000		Techtronic Industries Co., Ltd.	11,801,463	2.5
			25,236,633	5.4

		India: 18.8%
55,798		Apollo Hospitals Enterprise Ltd.	3,755,893	0.8
153,900		Asian Paints Ltd.	6,993,176	1.5
47,785		Britannia Industries Ltd.	2,312,671	0.5
244,481		HDFC Bank Ltd. ADR	15,908,379	3.4
800,953	(3)	HDFC Life Insurance Co., Ltd.	6,981,222	1.5
129,940		Hindustan Unilever Ltd.	4,113,318	0.9
452,564		Housing Development Finance Corp.	15,658,310	3.4
110,647		Infosys Ltd.	2,802,217	0.6
106,506		Infosys Ltd. ADR	2,695,667	0.6
276,687		Kotak Mahindra Bank Ltd.	6,660,086	1.4
243,694		Reliance Industries Ltd.	7,741,330	1.7
235,496		Tata Consultancy Services Ltd.	11,811,431	2.5
			87,433,700	18.8

		Indonesia: 3.0%
15,293,100		Bank Central Asia Tbk PT	7,832,372	1.7
21,560,451		Bank Rakyat Indonesia	6,207,819	1.3
			14,040,191	3.0

		Macau: 0.3%
678,400	(1)	Sands China Ltd.	1,574,430	0.3

		Mexico: 1.4%
1,793,397		Wal-Mart de Mexico SAB de CV	6,675,916	1.4

		Panama: 0.7%
38,029	(1)	Copa Holdings S.A. — Class A	3,143,477	0.7

		Poland: 0.7%
337,356	(1),(3)	Allegro.eu SA	3,247,600	0.7

		Portugal: 0.5%
107,750		Jeronimo Martins SGPS SA	2,465,731	0.5

See Accompanying Notes to Financial Statements

66

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Russia: 1.2%
1,368,982		Sberbank of Russia PJSC	$5,362,967	1.2

		Singapore: 1.9%
38,700	(1)	Sea Ltd. ADR	8,657,577	1.9

		South Africa: 1.4%
195,346		Bid Corp. Ltd.	4,002,448	0.8
20,735		Capitec Bank Holdings Ltd.	2,654,236	0.6
			6,656,684	1.4

		South Korea: 7.7%
8,347		LG Chem Ltd.	4,315,082	0.9
7,407		NCSoft Corp.	4,000,732	0.9
416,031		Samsung Electronics Co., Ltd. 005930	27,322,824	5.9
			35,638,638	7.7

		Taiwan: 8.8%
586,300		Chailease Holding Co. Ltd.	5,576,780	1.2
847,223		Taiwan Semiconductor Manufacturing Co., Ltd.	18,741,419	4.0
137,818		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	16,580,884	3.6
			40,899,083	8.8

		Turkey: 0.0%
41,714		BIM Birlesik Magazalar AS	193,293	0.0

		United Kingdom: 1.3%
339,641		Prudential PLC	5,873,348	1.3

		United States: 2.7%
19,008	(1)	EPAM Systems, Inc.	12,705,898	2.7

		Total Common Stock (Cost $322,623,215)	453,182,170	97.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.7%
		Repurchase Agreements: 0.3%
190,512	(4)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $190,513, collateralized by various U.S. Government Securities, 0.000%–2.375%, Market Value plus accrued interest $194,322, due 01/04/22–11/15/51)	190,512	0.1
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22–12/01/51)	$1,000,000	0.2
		Total Repurchase Agreements (Cost $1,190,512)	1,190,512	0.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.4%
6,712,900	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $6,712,900)	6,712,900	1.4
		Total Short-Term Investments (Cost $7,903,412)	7,903,412	1.7
		Total Investments in Securities (Cost $330,526,627)	$461,085,582	99.0
		Assets in Excess of Other Liabilities	4,760,425	1.0
		Net Assets	$465,846,007	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

67

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Information Technology	26.7%
Financials	20.9
Consumer Discretionary	15.2
Communication Services	9.2
Consumer Staples	7.2
Industrials	5.5
Health Care	5.0
Materials	4.5
Energy	1.7
Sector Diversification	Percentage of Net Assets
Utilities	0.8%
Real Estate	0.6
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Argentina	$13,351,857	$—	$—	$13,351,857
Brazil	9,210,227	—	—	9,210,227
China	17,389,492	148,137,194	—	165,526,686
Germany	—	5,288,234	—	5,288,234
Hong Kong	—	25,236,633	—	25,236,633
India	18,604,046	68,829,654	—	87,433,700
Indonesia	—	14,040,191	—	14,040,191
Macau	—	1,574,430	—	1,574,430
Mexico	6,675,916	—	—	6,675,916
Panama	3,143,477	—	—	3,143,477
Poland	—	3,247,600	—	3,247,600
Portugal	2,465,731	—	—	2,465,731
Russia	—	5,362,967	—	5,362,967
Singapore	8,657,577	—	—	8,657,577
South Africa	2,654,236	4,002,448	—	6,656,684
South Korea	—	35,638,638	—	35,638,638
Taiwan	16,580,884	24,318,199	—	40,899,083
Turkey	193,293	—	—	193,293
United Kingdom	—	5,873,348	—	5,873,348
United States	12,705,898	—	—	12,705,898
Total Common Stock	111,632,634	341,549,536	—	453,182,170
Short-Term Investments	6,712,900	1,190,512	—	7,903,412
Total Investments, at fair value	$118,345,534	$342,740,048	$—	$461,085,582

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,548)
Total	$(1,548)

See Accompanying Notes to Financial Statements

68

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4)
Total	$(4)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $331,025,730.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$173,078,901
Gross Unrealized Depreciation	(42,922,394)
Net Unrealized Appreciation	$130,156,507

See Accompanying Notes to Financial Statements

69

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.8%
	France: 5.9%
15,955	L’Oreal S.A.	$7,607,538	1.7
9,202	LVMH Moet Hennessy Louis Vuitton SE	7,604,833	1.7
44,591	Pernod Ricard SA	10,727,591	2.5
		25,939,962	5.9

	Germany: 4.8%
149,445	SAP SE	21,032,791	4.8

	Italy: 0.6%
176,751	Davide Campari-Milano NV	2,579,195	0.6

	Netherlands: 2.0%
80,699	Heineken NV	9,081,833	2.0

	United Kingdom: 10.3%
105,179	Experian PLC	5,180,671	1.2
332,158	Reckitt Benckiser Group PLC	28,593,294	6.5
73,281	Relx PLC (EUR Exchange)	2,379,416	0.5
281,180	Relx PLC (GBP Exchange)	9,179,639	2.1
		45,333,020	10.3

	United States: 75.2%
144,730	Abbott Laboratories	20,369,300	4.6
60,113	Accenture PLC	24,919,844	5.7
72,521	Automatic Data Processing, Inc.	17,882,228	4.1
214,292	Baxter International, Inc.	18,394,825	4.2
67,016	Becton Dickinson & Co.	16,853,184	3.8
23,494	Broadridge Financial Solutions, Inc. ADR	4,295,173	1.0
131,127	Coca-Cola Co.	7,764,030	1.8
63,247	Danaher Corp.	20,808,895	4.7
14,490	Estee Lauder Cos., Inc.	5,364,198	1.2
5,017	Factset Research Systems, Inc.	2,438,312	0.5
88,625	Fidelity National Information Services, Inc.	9,673,419	2.2
117,166	Intercontinental Exchange, Inc.	16,024,794	3.6
122,247	Microsoft Corp.	41,114,111	9.3
13,648	Moody’s Corp.	5,330,636	1.2
30,728	Nike, Inc. — Class B	5,121,436	1.2
351,105	Philip Morris International, Inc.	33,354,975	7.6
128,091	Procter & Gamble Co.	20,953,126	4.7
18,789	Roper Technologies, Inc.	9,241,558	2.1
3,827	STERIS Public Ltd. Co.	931,530	0.2
32,627	Thermo Fisher Scientific, Inc.	21,770,039	4.9
104,869	Visa, Inc. — Class A	22,726,161	5.2
24,552	Zoetis, Inc.	5,991,425	1.4
		331,323,199	75.2
	Total Common Stock (Cost $261,666,528)	435,290,000	98.8
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
7,108,644	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $7,108,644)	$7,108,644	1.6
		Total Short-Term Investments (Cost $7,108,644)	7,108,644	1.6
		Total Investments in Securities (Cost $268,775,172)	$442,398,644	100.4
		Liabilities in Excess of Other Assets	(1,952,534)	(0.4)
		Net Assets	$440,446,110	100.0

ADR	American Depositary Receipt
(1)	Rate shown is the 7-day yield as of December 31, 2021.

Sector Diversification	Percentage of Net Assets
Information Technology	32.1%
Consumer Staples	28.6
Health Care	23.9
Industrials	5.9
Financials	5.4
Consumer Discretionary	2.9
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

70

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
France	$—	$25,939,962	$—	$25,939,962
Germany	—	21,032,791	—	21,032,791
Italy	—	2,579,195	—	2,579,195
Netherlands	—	9,081,833	—	9,081,833
United Kingdom	—	45,333,020	—	45,333,020
United States	331,323,199	—	—	331,323,199
Total Common Stock	331,323,199	103,966,801	—	435,290,000
Short-Term Investments	7,108,644	—	—	7,108,644
Total Investments, at fair value	$338,431,843	$103,966,801	$—	$442,398,644

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $269,734,117.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$172,664,527
Gross Unrealized Depreciation	(2,269)
Net Unrealized Appreciation	$172,662,258

See Accompanying Notes to Financial Statements

71

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 71.9%
		Communication Services: 6.6%
71,658	(1),(2)	Alphabet, Inc. — Class A	$207,596,092	2.4
98,946	(1),(2)	Alphabet, Inc. — Class C	286,309,156	3.2
267,865	(2)	Meta Platforms, Inc.	90,096,393	1.0
			584,001,641	6.6

		Consumer Discretionary: 10.4%
140,079	(1),(2)	Amazon.com, Inc.	467,071,013	5.3
367,968	(1),(2)	Hilton Worldwide Holdings, Inc.	57,399,328	0.6
268,928	(1),(2)	Marriott International, Inc.	44,437,663	0.5
86,033	(1)	McDonald’s Corp.	23,062,866	0.3
32,600	(1)	Ross Stores, Inc.	3,725,528	0.0
2,360,908	(3)	Yum! Brands, Inc.	327,835,685	3.7
			923,532,083	10.4

		Consumer Staples: 1.9%
315,300		Coca-Cola Co.	18,668,913	0.2
3,635,236		Keurig Dr Pepper, Inc.	133,994,799	1.5
93,800		PepsiCo, Inc.	16,293,998	0.2
			168,957,710	1.9

		Financials: 9.4%
3,099,565		Bank of America Corp.	137,899,647	1.6
66,600		CME Group, Inc.	15,215,436	0.2
873,783	(3)	Intercontinental Exchange, Inc.	119,507,301	1.3
1,264,505		Marsh & McLennan Cos., Inc.	219,796,259	2.5
1,690,262		PNC Financial Services Group, Inc.	338,931,336	3.8
			831,349,979	9.4

		Health Care: 16.4%
726,823		Becton Dickinson & Co.	182,781,448	2.1
598,407		Danaher Corp.	196,881,887	2.2
447,942	(2)	Hologic, Inc.	34,294,439	0.4
524,352	(3)	Humana, Inc.	243,225,919	2.7
67,200		Medtronic PLC	6,951,840	0.1
738,414		PerkinElmer, Inc.	148,465,519	1.7
466,578		Thermo Fisher Scientific, Inc.	311,319,505	3.5
643,607		UnitedHealth Group, Inc.	323,180,819	3.7
			1,447,101,376	16.4

		Industrials: 7.3%
1,704,719	(2)	Aurora Innovation, Inc.	19,195,136	0.2
1,251,142	(2),(4)	Aurora Innovation, Inc. Lockup Shares	13,383,466	0.2
4,147,888		General Electric Co.	391,850,979	4.4
1,030,000	(3)	Ingersoll Rand, Inc.	63,726,100	0.7
46,300		Lockheed Martin Corp.	16,455,483	0.2
35,500		Northrop Grumman Corp.	13,740,985	0.2
71,520		Roper Technologies, Inc.	35,177,827	0.4
16,682		TransUnion	1,978,152	0.0
616,179		Waste Connections, Inc.	83,966,712	1.0
22,700		Waste Management, Inc.	3,788,630	0.0
			643,263,470	7.3

		Information Technology: 13.7%
477,430		Apple, Inc.	84,777,245	1.0
518,200		Cisco Systems, Inc.	32,838,334	0.4
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
222,906	(1),(2)	Fiserv, Inc.	$23,135,414	0.3
226,472	(2)	FleetCor Technologies, Inc.	50,693,493	0.6
37,100		Mastercard, Inc. — Class A	13,330,772	0.1
2,003,532	(1)	Microsoft Corp.	673,827,882	7.6
83,100		NXP Semiconductor NV — NXPI — US	18,928,518	0.2
500,664	(2)	Salesforce.com, Inc.	127,233,742	1.4
480,467		TE Connectivity Ltd.	77,518,546	0.9
36,902	(2)	Teledyne Technologies, Inc.	16,122,115	0.2
424,100	(1),(3)	Visa, Inc. — Class A	91,906,711	1.0
			1,210,312,772	13.7

		Utilities: 6.2%
1,766,233	(3)	Ameren Corp.	157,212,399	1.8
493,389		American Electric Power Co., Inc.	43,896,819	0.5
1,410,085		CMS Energy Corp.	91,726,029	1.0
1,977,000		Exelon Corp.	114,191,520	1.3
2,113,276		Public Service Enterprise Group, Inc.	141,018,908	1.6
			548,045,675	6.2
		Total Common Stock (Cost $4,643,285,787)	6,356,564,706	71.9

PREFERRED STOCK: 1.4%
		Consumer Discretionary: 0.5%
413,251	(2), (4),(5)	Waymo LLC., Series A-2	37,904,208	0.5

		Financials: 0.0%
23,000	(2), (3),(6)	Charles Schwab Corp. — Series D	586,040	0.0

		Utilities: 0.9%
223,176	(2)	American Electric Power Co., Inc.	11,185,581	0.1
806,455	(2),(6)	CMS Energy Corp.	21,693,640	0.3
590,712	(2), (3),(6)	CMS Energy Corp.	15,801,546	0.2
113,203	(2),(3)	NiSource, Inc.	12,677,604	0.1
289,105	(2), (6),(7)	NiSource, Inc. — Series B	7,869,438	0.1
402,878	(2),(3), (6),(7)	SCE Trust IV	10,096,123	0.1
			79,323,932	0.9
		Total Preferred Stock (Cost $110,721,047)	117,814,180	1.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 8.0%
		Communications: 3.2%
7,630,000	(8)	Altice France Holding SA, 10.500%, 05/15/2027	8,213,008	0.1
8,415,000	(3),(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.000%, 03/01/2023	8,425,771	0.1

See Accompanying Notes to Financial Statements

72

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
41,495,000	(3),(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	$42,790,682	0.5
45,653,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	47,570,426	0.5
25,880,000	(3)	Netflix, Inc., 4.375%, 11/15/2026	28,696,132	0.3
31,765,000		Netflix, Inc., 4.875%, 04/15/2028	36,266,895	0.4
650,000	(8)	Netflix, Inc., 4.875%, 06/15/2030	759,184	0.0
1,990,000	(3)	Netflix, Inc., 5.500%, 02/15/2022	2,003,303	0.0
10,975,000		Netflix, Inc., 5.875%, 02/15/2025	12,346,765	0.2
39,620,000		Netflix, Inc., 5.875%, 11/15/2028	47,709,612	0.6
23,355,000		Netflix, Inc., 6.375%, 05/15/2029	29,055,255	0.3
7,450,000	(3),(8)	Photo Holdings Merger Sub, Inc., 8.500%, 10/01/2026	7,757,424	0.1
9,740,000	(8)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	10,135,249	0.1
			281,729,706	3.2

		Consumer, Cyclical: 2.7%
14,520,000	(3)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	14,897,738	0.2
13,970,000	(3)	Cedar Fair L.P., 5.250%, 07/15/2029	14,340,275	0.2
5,665,000	(8)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	5,870,441	0.1
10,835,000	(3)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.500%, 10/01/2028	11,555,257	0.1
3,708,000	(3),(8)	Clarios Global L.P. / Clarios US Finance Co., 6.250%, 05/15/2026	3,884,186	0.0
2,719,000	(8)	Clarios Global L.P. / Clarios US Finance Co., 6.750%, 05/15/2025	2,850,912	0.0
6,420,000	(3),(8)	Clarios Global L.P. / Clarios US Finance Co., 8.500%, 05/15/2027	6,813,450	0.1
12,595,000	(8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	13,245,303	0.1
7,010,000	(8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	7,660,400	0.1
615,000	(8)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	640,605	0.0
445,000	(8)	IRB Holding Corp., 6.750%, 02/15/2026	453,813	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
32,360,000	(3),(8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	$33,484,510	0.4
7,584,000	(8)	Life Time, Inc., 5.750%, 01/15/2026	7,858,351	0.1
2,175,000		Marriott International, Inc./MD, 3.125%, 06/15/2026	2,261,176	0.0
7,550,000	(3),(8)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	8,070,988	0.1
33,701,000	(3),(8)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	34,076,429	0.4
21,402,000	(3),(8)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	22,172,472	0.3
11,039,000	(8)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	11,801,381	0.1
2,265,491		United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	2,351,235	0.0
305,597		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	304,660	0.0
1,348,107		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/2024	1,381,764	0.0
1,740,322		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/2027	1,759,301	0.0
8,160,000	(3)	Yum! Brands, Inc., 3.875%, 11/01/2023	8,527,608	0.1
2,175,000	(3),(8)	Yum! Brands, Inc., 4.750%, 01/15/2030	2,357,559	0.0
13,525,000	(3)	Yum! Brands, Inc., 5.350%, 11/01/2043	14,976,097	0.2
5,885,000	(3)	Yum! Brands, Inc., 6.875%, 11/15/2037	7,466,652	0.1
2,355,000	(8)	Yum! Brands, Inc., 7.750%, 04/01/2025	2,484,372	0.0
			243,546,935	2.7

		Consumer, Non-cyclical: 0.4%
7,235,000	(3),(8)	Avantor Funding, Inc., 4.625%, 07/15/2028	7,554,534	0.1
8,605,000	(3),(8)	Hadrian Merger Sub, Inc., 8.500%, 05/01/2026	8,893,052	0.1
2,345,000	(8)	Korn Ferry, 4.625%, 12/15/2027	2,418,715	0.0
6,760,000	(3),(8)	Surgery Center Holdings, Inc., 10.000%, 04/15/2027	7,189,260	0.1
4,695,000		Teleflex, Inc., 4.625%, 11/15/2027	4,889,537	0.1
2,700,000	(3),(8)	Tenet Healthcare Corp., 4.625%, 09/01/2024	2,763,639	0.0
			33,708,737	0.4

		Financial: 1.0%
12,600,000	(3),(8)	Acrisure LLC / Acrisure Finance, Inc., 7.000%, 11/15/2025	12,604,851	0.2

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,500,000	(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.250%, 10/15/2027	$1,501,560	0.0
1,500,000	(3),(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 5.875%, 11/01/2029	1,528,230	0.0
1,625,000	(3),(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.750%, 10/15/2027	1,687,627	0.0
2,380,000	(3),(8)	AmWINS Group, Inc., 4.875%, 06/30/2029	2,407,882	0.0
42,033,000	(8)	HUB International Ltd., 7.000%, 05/01/2026	43,242,500	0.5
2,790,000	(3),(8)	HUB International Ltd., 5.625%, 12/01/2029	2,878,582	0.0
3,510,000	(3)	SBA Communications Corp., 3.875%, 02/15/2027	3,619,951	0.1
2,214,000	(7)	State Street Corp., 3.800%, 12/31/2199	2,219,382	0.0
15,610,000	(3),(8)	USI, Inc./NY, 6.875%, 05/01/2025	15,744,168	0.2
			87,434,733	1.0

		Industrial: 0.5%
23,480,000	(3),(7)	General Electric Co., 3.533%, 12/31/2199	23,362,600	0.3
1,500,000		Lennox International, Inc., 3.000%, 11/15/2023	1,543,530	0.0
4,220,000	(8)	Sensata Technologies BV, 4.875%, 10/15/2023	4,436,169	0.0
5,100,000	(8)	Sensata Technologies BV, 5.000%, 10/01/2025	5,538,855	0.1
1,430,000	(8)	Sensata Technologies BV, 5.625%, 11/01/2024	1,575,746	0.0
2,105,000	(3),(8)	TK Elevator US Newco, Inc., 5.250%, 07/15/2027	2,215,576	0.0
5,885,000	(3)	Welbilt, Inc., 9.500%, 02/15/2024	5,951,059	0.1
			44,623,535	0.5

		Technology: 0.1%
4,176,000	(8)	Clarivate Science Holdings Corp., 3.875%, 07/01/2028	4,205,295	0.1
1,280,000	(3),(8)	Clarivate Science Holdings Corp., 4.875%, 07/01/2029	1,300,320	0.0
			5,505,615	0.1

		Utilities: 0.1%
9,465,000	(7)	NiSource, Inc., 5.650%, 12/31/2199	9,772,612	0.1
		Total Corporate Bonds/Notes (Cost $658,154,269)	706,321,873	8.0
Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: 11.5%
	Aerospace & Defense: 0.2%
16,875,000	SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/2027	$17,885,391	0.2

	Basic Materials: 0.0%
1,897,345	HB Fuller Co. 1st Lien Term Loan B, 2.104%, (US0001M + 2.000%), 10/20/2024	1,899,914	0.0

	Business Equipment & Services: 0.4%
32,280,000	Ascend Learning, LLC 2021 Term Loan, 4.000%, (US0003M + 3.500%), 12/11/2028	32,255,790	0.4
2,810,000	Polaris Newco LLC USD Term Loan B, 4.500%, (US0003M + 4.000%), 06/02/2028	2,812,987	0.0
		35,068,777	0.4

	Communications: 0.1%
3,694,789	Mega Broadband Investments TL B 1L, 3.750%, (US0001M + 3.000%), 11/12/2027	3,698,255	0.1

	Consumer, Cyclical: 1.3%
350,000	Cedar Fair L.P., 1.961%, (US0003M + 1.750%), 04/13/2024	343,583	0.0
37,950,000	Formula One TL B3 1L, 3.500%, (US0003M + 2.500%), 02/01/2024	37,960,171	0.4
5,117,724	Four Seasons Hotels Ltd. — TL B 1L, 2.224%, (US0003M + 2.000%), 11/30/2023	5,105,246	0.1
10,869,958	Insprire Brands TL B 1L, 3.750%, (US0001M + 2.750%), 02/05/2025	10,866,186	0.1
3,731,830	Life Time, Inc. — TL B 1L, 5.750%, (US0001M + 4.750%), 12/22/2024	3,765,151	0.1
41,685,000	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/21/2027	44,107,941	0.5
8,280,443	SeaWorld Parks & Entertainment, Inc. TL B 1L, 3.500%, (US0001M + 3.000%), 08/25/2028	8,257,672	0.1
3,308,375	WellPet — TL B 1L, 4.500%, (US0003M + 3.750%), 12/21/2027	3,315,614	0.0
		113,721,564	1.3

	Consumer, Non-cyclical: 1.4%
18,489,413	ADMI Corp., 4.250%, (US0001M + 3.500%), 12/23/2027	18,484,272	0.2
981,694	Avantor Funding, Inc. TL B4 1L, 2.500%, (US0001M + 2.000%), 11/21/2024	981,694	0.0

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Consumer, Non-cyclical: (continued)
17,735,550	CoreLogic, Inc. TL B 1L, 4.000%, (US0001M + 3.500%), 06/02/2028	$17,748,852	0.2
1,040,000	CoreLogic, Inc. TL 2L, 7.000%, (US0001M + 6.500%), 04/13/2029	1,052,350	0.0
1,670,781	Eyecare Partners LLC TL 1L, 3.854%, (US0001M + 3.750%), 02/20/2027	1,661,513	0.0
450,000	Eyecare Partners LLC TL 1L, 6.000%, (US0001M + 3.750%), 10/14/2028	449,015	0.0
30,240,813	Heartland Dental LLC — TL 1L, 3.882%, (US0003M + 3.750%), 04/30/2025	29,978,565	0.4
20,667,260	Loire Finco Luxembourg Sarl—TL B 1L, 3.354%, (US0003M + 3.250%), 01/24/2027	20,370,169	0.2
2,492,475	Pacific Dental Services TL B 1L, 4.000%, (US0001M + 3.500%), 04/20/2028	2,496,368	0.0
2,130,919	Pathway Vet Alliance LLC TL B 1L, 3.854%, (US0001M + 3.750%), 03/31/2027	2,126,702	0.0
5,032,870	PetVet Care Centers LLC, 3.400%, (US0003M + 3.250%), 02/14/2025	4,994,338	0.1
1,794,373	PetVet Care Centers LLC TL 1L, 2.854%, (US0003M + 2.750%), 02/14/2025	1,780,636	0.0
23,294,391	Sunshine Luxembourg VII Sarl — TL B 1L, 4.500%, (US0003M + 4.250%), 07/17/2026	23,345,359	0.3
		125,469,833	1.4

	Financial: 3.4%
4,309,200	Acrisure, LLC 2021 Incremental Term Loan B, 4.250%, (US0003M + 3.750%), 02/15/2027	4,310,545	0.0
16,103,853	Alliant Holdings Intermediate, LLC Term Loan B 1L, 3.354%, (US0003M + 3.000%), 05/09/2025	15,966,970	0.2
25,044,370	Howden Group Holdings Ltd. — TL B 1L, 4.000%, (US0001M + 3.250%), 11/12/2027	24,966,107	0.3
78,652,493	HUB International Ltd. —TL B3 1L, 4.000%, (US0003M + 3.250%), 04/25/2025	78,730,359	0.9
120,483,438	HUB International Ltd. TL B 1L, 2.875%, (US0001M + 3.000%), 04/25/2025	119,153,060	1.3
5,273,176	Ryan Specialty Group, LLC TL B 1L, 3.750%, (US0001M + 3.250%), 07/23/2027	5,282,514	0.1
Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Financial: (continued)
49,691,686	USI Inc/NY — TL B 1L, 3.224%, (US0003M + 3.000%), 05/16/2024	$49,391,448	0.6
		297,801,003	3.4

	Food Products: 0.1%
11,573,680	IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 4.250%, (US0003M + 3.250%), 12/15/2027	11,588,147	0.1

	Health Care: 1.0%
9,925,000	ADMI Corp. 2021 Term Loan B2, 3.875%, (US0001M + 3.375%), 12/23/2027	9,875,375	0.1
2,810,875	Heartland Dental, LLC 2021 Incremental Term Loan, 4.104%, (US0001M + 4.000%), 04/30/2025	2,807,653	0.1
55,730,000	Medline Borrower, LP USD Term Loan B, 3.750%, (US0001M + 3.250%), 10/23/2028	55,747,388	0.6
11,398,423	PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/2025	11,412,671	0.1
3,859,584	Press Ganey Holdings, Inc. 2021 Term Loan B, 4.500%, (US0003M + 3.750%), 07/24/2026	3,870,843	0.1
		83,713,930	1.0

	Industrial: 0.5%
EUR 9,388,624	Filtration Group — TL B 1L, 3.500%, (US0003M + 3.000%), 03/29/2025	10,675,572	0.1
4,839,066	Filtration Group Corp. 2018 1st Lien Term Loan, 3.090%, (US0003M + 3.000%), 03/31/2025	4,808,217	0.1
27,602,244	TK Elevator US NewCo, Inc. TL B 1L, 4.000%, (US0001M + 3.500%), 07/30/2027	27,653,998	0.3
3,265,000	Welbilt, Inc. 2018 Term Loan B 1L, 2.604%, (US0003M + 2.500%), 10/23/2025	3,258,878	0.0
		46,396,665	0.5

	Industrial Equipment: 0.0%
2,840,000	Filtration Group Corporation 2021 Incremental Term Loan, 4.000%, (US0001M + 3.500%), 10/21/2028	2,840,710	0.0

	Insurance: 0.7%
8,636,547	Alliant Holdings Intermediate, LLC Term Loan B, 3.354%, (US0001M + 3.250%), 05/09/2025	8,563,136	0.1

See Accompanying Notes to Financial Statements

75

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

BANK LOANS: (continued)
		Insurance: (continued)
26,376,263		Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 4.000%, (US0001M + 3.500%), 11/06/2027	$26,376,263	0.3
1,738,908		Applied Systems, Inc. 2021 2nd Lien Term Loan, 6.250%, (US0003M + 5.500%), 09/19/2025	1,758,109	0.0
26,925,902		USI, Inc. 2019 Incremental Term Loan B, 3.382%, (US0003M + 3.250%), 12/02/2026	26,787,907	0.3
			63,485,415	0.7

		Technology: 2.4%
16,229,120		Applied Systems, Inc. 2017 1st Lien Term Loan, 3.750%, (US0003M + 3.250%), 09/19/2024	16,243,061	0.2
4,575,000		Ascend Learning LLC TL B 1L, 6.250%, (US0001M + 3.500%), 11/18/2029	4,609,312	0.0
17,547,750		Clarivate / Camelot Finance SA TL B 1L, 4.000%, (US0003M + 3.000%), 10/31/2026	17,543,363	0.2
23,908,147		Emerald TopCo Inc Term Loan, 3.656%, (US0001M + 3.500%), 07/24/2026	23,827,457	0.3
2,678,183		Project Boost Purchaser LLC, 4.000%, (US0001M + 3.500%), 05/30/2026	2,681,530	0.0
24,920,000		RealPage, Inc. Term Loan B 1L, 3.750%, (US0001M + 3.250%), 04/24/2028	24,876,390	0.3
1,125,000		RealPage, Inc. Term Loan B 2L, 7.250%, (US0003M + 3.250%), 02/17/2029	1,147,500	0.0
5,288,388		Sophia L.P. TL B 1L, 4.000%, (US0001M + 3.500%), 10/07/2027	5,293,581	0.1
110,296,482		UKG, Inc. TL 1L, 3.750%, (US0001M + 3.250%), 05/03/2026	109,882,871	1.2
4,820,000		UKG, Inc. TL 2L, 5.750%, (US0001M + 6.750%), 05/03/2027	4,850,125	0.1
2,810,313		Ultimate Software Group, Inc. — TL 1L, 3.854%, (US0003M + 3.750%), 05/04/2026	2,806,448	0.0
			213,761,638	2.4
		Total Bank Loans (Cost $1,010,662,732)	1,017,331,242	11.5

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
7,866,513	(8)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	8,265,166	0.1
7,362,300	(8)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,559,624	0.1
Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,645,075	(8)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	$3,850,297	0.0
		Total Asset-Backed Securities (Cost $18,790,609)	19,675,087	0.2
		Total Long-Term Investments (Cost $6,441,614,444)	8,217,707,088	93.0

SHORT-TERM INVESTMENTS: 11.5%
		Commercial Paper: 0.3%
325,000	(9)	ANZ Bank, 0.120%, 01/25/2022	324,984	0.0
750,000	(9)	ANZ Bank, 0.120%, 02/10/2022	749,927	0.0
250,000	(9)	Atlantic Asset Securitization LLC, 0.270%, 04/12/2022	249,817	0.0
350,000	(9)	Caisse des Dépôts et Consignations, 0.120%, 01/26/2022	349,981	0.0
400,000	(9)	Collateralized Commercial Paper FLEX Co., LLC, 0.150%, 03/08/2022	399,842	0.0
600,000	(9)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	599,099	0.0
725,000	(9)	Credit Suisse AG, 0.330%, 06/09/2022	724,001	0.0
750,000	(9)	DBS Bank Ltd., 0.120%, 02/01/2022	749,931	0.1
575,000	(9)	DBS Bank Ltd., 0.310%, 06/01/2022	574,308	0.0
725,000	(9)	DNB Bank ASA, 0.140%, 03/16/2022	724,781	0.0
575,000	(9)	DNB Bank ASA, 0.140%, 03/22/2022	574,805	0.0
425,000	(9)	HSBC Bank PLC, 0.140%, 03/03/2022	424,829	0.0
725,000	(9)	JPMorgan Securities LLC, 0.220%, 03/14/2022	724,668	0.0
600,000	(9)	Liberty Street Funding LLC, 0.220%, 03/17/2022	599,713	0.0
400,000	(9)	Lloyds Bank PLC, 0.150%, 03/14/2022	399,857	0.0
400,000	(9)	Lloyds Bank PLC, 0.150%, 03/29/2022	399,798	0.0
747,000	(9)	LMA-Americas LLC, 0.100%, 01/26/2022	746,940	0.0
475,000	(9)	LMA-Americas LLC, 0.150%, 03/14/2022	474,786	0.0
400,000	(9)	LMA-Americas LLC, 0.270%, 05/04/2022	399,622	0.0
700,000	(9)	Matchpoint Finance PLC, 0.150%, 03/15/2022	699,679	0.0
625,000	(9)	Mizuho Bank Ltd., 0.150%, 03/16/2022	624,694	0.0
725,000	(9)	National Australia Bank Ltd., 0.120%, 02/18/2022	724,890	0.0
750,000	(9)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	749,988	0.1

See Accompanying Notes to Financial Statements

76

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Commercial Paper: (continued)
750,000	(9)	NRW.Bank, 0.130%, 03/21/2022	$749,822	0.0
750,000	(9)	Old Line Funding LLC, 0.130%, 03/10/2022	749,691	0.0
275,000	(9)	Old Line Funding LLC, 0.250%, 04/27/2022	274,761	0.0
250,000	(9)	Santander UK PLC, 0.130%, 02/01/2022	249,981	0.0
500,000	(9)	Santander UK PLC, 0.300%, 05/03/2022	499,553	0.0
700,000	(9)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	699,679	0.0
800,000	(9)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	799,574	0.1
300,000	(9)	Skandinaviska Enskilda Banken AB, 0.220%, 03/15/2022	299,900	0.0
750,000	(9)	Societe Generale, 0.170%, 03/31/2022	749,737	0.0
550,000	(9)	Starbird Funding Corp., 0.250%, 03/21/2022	549,715	0.0
500,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/07/2022	499,859	0.0
675,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	674,590	0.0
725,000	(9)	Swedbank AB, 0.150%, 03/23/2022	724,754	0.0
750,000	(9)	Swedbank AB, 0.150%, 03/24/2022	749,739	0.0
725,000	(9)	Thunder Bay Funding LLC, 0.130%, 03/18/2022	724,677	0.0
450,000	(9)	Victory Receivables Corporation, 0.120%, 01/06/2022	449,994	0.0
725,000	(9)	Westpac Banking Corp., 0.130%, 03/25/2022	724,726	0.0
		Total Commercial Paper (Cost $23,161,692)	23,161,692	0.3

		Floating Rate Notes: 0.1%
675,000	(9)	Bank of Montreal, 0.120%, 01/05/2022	675,015	0.0
750,000	(9)	Bank of Nova Scotia, 0.130%, 02/28/2022	750,075	0.1
725,000	(9)	Barclays Bank PLC, 0.160%, 03/22/2022	724,982	0.0
375,000	(9)	Barclays Bank PLC, 0.160%, 03/24/2022	374,989	0.0
600,000	(9)	Canadian Imperial Bank of Commerce, 0.130%, 02/10/2022	600,043	0.0
625,000	(9)	Cooperatieve Rabobank U.A./New York, 0.200%, 06/21/2022	624,904	0.0
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes: (continued)
725,000	(9)	DBS Bank Ltd., 0.140%, 03/16/2022	$724,962	0.0
375,000	(9)	National Australia Bank Ltd., 0.130%, 03/10/2022	374,994	0.0
500,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/14/2022	500,007	0.0
500,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/16/2022	500,005	0.0
675,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	674,998	0.0
300,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 03/08/2022	300,013	0.0
400,000	(9)	Sumitomo Mitsui Trust Bank Ltd., 0.270%, 06/24/2022	400,035	0.0
		Total Floating Rate Notes (Cost $7,225,022)	7,225,022	0.1

		Repurchase Agreements: 1.4%
3,490,492	(9)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $3,490,509, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $3,560,303, due 07/31/22–07/20/71)	3,490,492	0.0
13,262,246	(9)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $13,262,311, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.000%, Market Value plus accrued interest $13,527,554, due 04/07/22–04/01/51)	13,262,246	0.2
4,492,422	(9)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $4,492,455, collateralized by various U.S. Government Agency Obligations, 2.000%–5.500%, Market Value plus accrued interest $4,582,270, due 01/01/25–12/01/51)	4,492,422	0.1

See Accompanying Notes to Financial Statements

77

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
29,022,261	(9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $29,022,380, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $29,602,706, due 02/01/22–07/20/71)	$29,022,261	0.3
9,984,362	(9)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $9,984,403, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $10,184,051, due 01/20/22–06/20/69)	9,984,362	0.1
8,755,341	(9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $8,755,391, collateralized by various U.S. Government Securities, 0.000%–7.250%, Market Value plus accrued interest $8,930,500, due 01/04/22–11/15/51)	8,755,341	0.1
3,236,297	(9)	ED&F Man Capital Markets Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $3,236,313, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%–5.500%, Market Value plus accrued interest $3,301,023, due 11/01/23–11/15/51)	3,236,297	0.0
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
4,149,155	(9)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $4,149,172, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $4,232,138, due 01/13/22–11/01/50)	$4,149,155	0.0
13,069,235	(9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $13,069,299, collateralized by various U.S. Government Agency Obligations, 0.550%–7.500%, Market Value plus accrued interest $13,330,686, due 01/01/23–10/20/71)	13,069,235	0.2
24,680,522	(9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $24,680,664, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $25,174,261, due 07/15/23–02/15/48)	24,680,522	0.3
5,895,126	(9)	Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $5,895,170, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $6,013,030, due 01/13/22–11/20/71)	5,895,126	0.1
		Total Repurchase Agreements (Cost $120,037,459)	120,037,459	1.4

		Certificates of Deposit: 0.1%
325,000	(9)	Bank of Montreal, 0.130%, 02/28/2022	324,990	0.0
725,000	(9)	Bank of Montreal, 0.220%, 03/21/2022	725,028	0.0
500,000	(9)	BNP Paribas, 0.130%, 03/03/2022	500,004	0.0

See Accompanying Notes to Financial Statements

78

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Certificates of Deposit: (continued)
425,000	(9)	Commonwealth Bank of Australia, 0.130%, 04/08/2022	$424,927	0.0
750,000	(9)	Credit Agricole, 0.320%, 06/07/2022	750,362	0.0
725,000	(9)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	724,984	0.0
700,000	(9)	Lloyds Bank PLC, 0.130%, 02/22/2022	700,123	0.0
375,000	(9)	Mitsubishi UFJ Trust and Banking Corp., 0.130%, 01/26/2022	375,017	0.0
275,000	(9)	Mitsubishi UFJ Trust and Banking Corp., 0.150%, 03/02/2022	274,994	0.0
475,000	(9)	Mizuho Bank Ltd., 0.150%, 03/07/2022	474,981	0.0
675,000	(9)	Mizuho Bank Ltd., 0.150%, 03/14/2022	674,951	0.0
725,000	(9)	MUFG Bank LTD, 0.130%, 01/07/2022	725,024	0.0
725,000	(9)	Norinchukin Bank of New York, 0.110%, 01/27/2022	725,003	0.0
800,000	(9)	Norinchukin Bank of New York, 0.240%, 03/14/2022	800,099	0.1
250,000	(9)	Oversea-Chinese Banking Corp. Ltd., 0.140%, 02/24/2022	250,012	0.0
725,000	(9)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	725,099	0.0
700,000	(9)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	700,069	0.0
440,000	(9)	Svenska Handelsbanken AB, 0.110%, 02/10/2022	440,049	0.0
525,000	(9)	Toronto-Dominion Bank, 0.150%, 03/03/2022	525,059	0.0
325,000	(9)	Toronto-Dominion Bank, 0.280%, 05/10/2022	324,988	0.0
		Total Certificates of Deposit (Cost $11,165,763)	11,165,763	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 9.6%
4,464,000	(9),(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	4,464,000	0.0
4,464,000	(9),(10)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 0.020%	4,464,000	0.0
4,464,000	(9),(10)	Morgan Stanley Institutional Liquidity Funds — Government Portfolio (Institutional Share Class), 0.030%	4,464,000	0.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: (continued)
837,999,554	(10)	T. Rowe Price Government Reserve Fund, 0.070%	$837,999,554	9.5
		Total Mutual Funds (Cost $851,391,554)	851,391,554	9.6
		Total Short-Term Investments (Cost $1,012,981,490)	1,012,981,490	11.5
		Total Investments in Securities (Cost $7,454,595,934)	$9,230,688,578	104.5
		Liabilities in Excess of Other Assets	(393,465,926)	(4.5)
		Net Assets	$8,837,222,652	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this security is pledged to cover open written call options at December 31, 2021.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $51,287,674 or 0.6% of net assets. Please refer to the table below for additional details.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Variable rate security. Rate shown is the rate in effect as of December 31, 2021.
(8)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2021.

Currency Abbreviations:
EUR	EU Euro
Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

79

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$584,001,641	$—	$—	$584,001,641
Consumer Discretionary	923,532,083	—	—	923,532,083
Consumer Staples	168,957,710	—	—	168,957,710
Financials	831,349,979	—	—	831,349,979
Health Care	1,447,101,376	—	—	1,447,101,376
Industrials	629,880,004	13,383,466	—	643,263,470
Information Technology	1,210,312,772	—	—	1,210,312,772
Utilities	548,045,675	—	—	548,045,675
Total Common Stock	6,343,181,240	13,383,466	—	6,356,564,706
Preferred Stock	79,909,972	—	37,904,208	117,814,180
Corporate Bonds/Notes	—	706,321,873	—	706,321,873
Bank Loans	—	1,017,331,242	—	1,017,331,242
Asset-Backed Securities	—	19,675,087	—	19,675,087
Short-Term Investments	851,391,554	161,589,936	—	1,012,981,490
Total Investments, at fair value	$7,274,482,766	$1,918,301,604	$37,904,208	$9,230,688,578
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(160,277,008)	$—	$(160,277,008)
Total Liabilities	$—	$(160,277,008)	$—	$(160,277,008)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, VY® T. Rowe Price Capital Appreciation Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aurora Innovation, Inc. Lockup Shares	3/1/2019	$5,325,553	$13,383,466
Waymo LLC., Series A-2	5/8/2020	35,484,706	37,904,208
		$40,810,259	$51,287,674

At December 31, 2021, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 1,960.000	11	USD 3,186,744	$202,857	$(1,080,452)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 1,960.000	11	USD 3,186,744	264,995	(1,080,452)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 1,980.000	11	USD 3,186,744	255,626	(1,060,210)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 1,980.000	11	USD 3,186,744	195,805	(1,060,210)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 2,000.000	11	USD 3,186,744	243,231	(1,039,968)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 2,000.000	11	USD 3,186,744	188,429	(1,039,968)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 2,100.000	11	USD 3,186,744	154,801	(940,591)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	09/16/22	USD 2,100.000	11	USD 3,186,744	205,990	(940,591)
Alphabet, Inc. — Class A	Susquehanna International Group LLP	Call	09/16/22	USD 2,450.000	5	USD 1,448,520	133,735	(281,194)
Alphabet, Inc. — Class A	Susquehanna International Group LLP	Call	09/16/22	USD 2,500.000	5	USD 1,448,520	123,235	(262,251)
Alphabet, Inc. — Class A	Susquehanna International Group LLP	Call	09/16/22	USD 2,550.000	5	USD 1,448,520	113,610	(243,794)
Alphabet, Inc. — Class A	Susquehanna International Group LLP	Call	09/16/22	USD 2,600.000	5	USD 1,448,520	104,610	(226,215)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 3,200.000	20	USD 5,794,080	361,940	(415,983)

See Accompanying Notes to Financial Statements

80

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 3,300.000	20	USD 5,794,080	$309,940	$(350,455)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 3,400.000	20	USD 5,794,080	260,940	(294,105)
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 3,500.000	20	USD 5,794,080	221,940	(246,094)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD 1,760.000	85	USD 24,595,515	856,157	(9,651,460)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD 1,780.000	85	USD 24,595,515	805,902	(9,481,509)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD 1,800.000	85	USD 24,595,515	759,898	(9,311,558)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 1,980.000	11	USD 3,182,949	177,977	(1,033,748)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 1,980.000	11	USD 3,182,949	233,307	(1,033,748)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 2,000.000	11	USD 3,182,949	223,887	(1,012,749)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 2,000.000	11	USD 3,182,949	169,481	(1,012,749)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 2,100.000	11	USD 3,182,949	137,570	(909,332)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	06/17/22	USD 2,100.000	11	USD 3,182,949	182,976	(909,332)
Alphabet, Inc. — Class C	Susquehanna International Group LLP	Call	06/17/22	USD 2,550.000	7	USD 2,025,513	154,672	(306,535)
Alphabet, Inc. — Class C	Susquehanna International Group LLP	Call	06/17/22	USD 2,600.000	8	USD 2,314,872	161,544	(320,371)
Alphabet, Inc. — Class C	Susquehanna International Group LLP	Call	06/17/22	USD 2,650.000	8	USD 2,314,872	147,120	(291,458)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/21/22	USD 4,000.000	24	USD 8,002,416	655,848	(1,602)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/21/22	USD 4,100.000	24	USD 8,002,416	604,008	(937)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/21/22	USD 4,200.000	24	USD 8,002,416	555,048	(567)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/21/22	USD 4,300.000	23	USD 7,668,982	490,061	(347)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,800.000	12	USD 4,001,208	397,375	(2,732)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,800.000	12	USD 4,001,208	498,318	(2,732)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,800.000	14	USD 4,668,076	483,582	(3,187)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,900.000	14	USD 4,668,076	446,600	(1,683)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,900.000	12	USD 4,001,208	363,328	(1,443)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 3,900.000	12	USD 4,001,208	460,058	(1,443)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 4,000.000	12	USD 4,001,208	332,230	(801)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 4,000.000	12	USD 4,001,208	428,471	(801)
Amazon.com, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 4,000.000	15	USD 5,001,510	442,314	(1,001)
Amazon.com, Inc.	RBC Capital Markets LLC	Call	01/21/22	USD 3,900.000	15	USD 5,001,510	359,955	(1,803)
Amazon.com, Inc.	RBC Capital Markets LLC	Call	01/21/22	USD 4,000.000	15	USD 5,001,510	326,955	(1,001)
Amazon.com, Inc.	RBC Capital Markets LLC	Call	01/21/22	USD 4,100.000	16	USD 5,334,944	315,152	(625)
Amazon.com, Inc.	RBC Capital Markets LLC	Call	01/21/22	USD 4,200.000	15	USD 5,001,510	267,405	(354)
Amazon.com, Inc.	RBC Capital Markets LLC	Call	01/21/22	USD 4,300.000	16	USD 5,334,944	262,352	(241)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 4,500.000	11	USD 3,667,774	314,360	(106,051)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 4,600.000	11	USD 3,667,774	287,609	(93,754)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 4,700.000	11	USD 3,667,774	263,240	(82,574)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 4,800.000	11	USD 3,667,774	240,834	(72,988)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 4,900.000	11	USD 3,667,774	220,353	(64,578)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 5,000.000	11	USD 3,667,774	201,633	(57,215)
Amazon.com, Inc.	Citigroup Global Markets	Call	01/20/23	USD 5,100.000	11	USD 3,667,774	184,617	(50,797)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,000.000	9	USD 3,000,906	306,198	(165,135)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,100.000	10	USD 3,334,340	305,438	(161,748)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,200.000	9	USD 3,000,906	247,703	(127,827)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,300.000	9	USD 3,000,906	223,212	(112,197)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,400.000	9	USD 3,000,906	200,072	(98,964)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 4,500.000	10	USD 3,334,340	199,590	(96,410)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 100.000	543	USD 4,831,071	32,814	(18)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 90.000	127	USD 1,129,919	43,876	(9,309)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 90.000	196	USD 1,743,812	70,315	(14,366)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 90.000	1,134	USD 10,089,198	412,810	(83,119)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 95.000	393	USD 3,496,521	88,869	(705)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 95.000	254	USD 2,259,838	53,162	(456)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 95.000	1,134	USD 10,089,198	250,070	(2,035)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 97.500	543	USD 4,831,071	53,040	(120)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 35.000	4,692	USD 20,874,708	734,767	(4,470,433)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 40.000	815	USD 3,625,935	278,412	(378,466)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 45.000	815	USD 3,625,935	153,081	(67,429)
Bank of America Corp.	RBC Capital Markets LLC	Call	01/21/22	USD 37.000	3,333	USD 14,828,517	928,807	(2,515,964)

See Accompanying Notes to Financial Statements

81

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/20/23	USD 45.000	7,547	USD 33,576,603	$2,430,134	$(3,393,230)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/20/23	USD 50.000	1,865	USD 8,297,385	474,158	(480,368)
Bank of America Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 45.000	4,280	USD 19,041,720	1,776,286	(1,924,344)
Bank of America Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 50.000	2,117	USD 9,418,533	745,184	(545,275)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 45.000	445	USD 2,803,447	203,365	(817,465)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 45.000	835	USD 5,260,400	389,945	(1,533,895)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 45.000	448	USD 2,822,346	191,296	(822,976)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 47.500	834	USD 5,254,100	297,738	(1,323,558)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 47.500	445	USD 2,803,447	154,415	(706,215)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 47.500	448	USD 2,822,346	146,496	(710,976)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 50.000	448	USD 2,822,346	108,416	(598,976)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 50.000	445	USD 2,803,447	116,590	(594,965)
Cisco Systems, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 50.000	834	USD 5,254,100	222,678	(1,115,058)
CME Group Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 220.000	333	USD 7,607,718	365,757	(354,089)
CME Group Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 230.000	333	USD 7,607,718	282,437	(122,395)
Danaher Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 270.000	69	USD 2,270,169	111,870	(407,838)
Danaher Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 280.000	69	USD 2,270,169	91,087	(339,455)
Danaher Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 280.000	108	USD 3,553,308	136,026	(531,322)
Danaher Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 290.000	108	USD 3,553,308	102,719	(425,405)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 300.000	377	USD 12,403,677	373,309	(1,123,853)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 300.000	392	USD 12,897,192	447,503	(1,168,569)
Exelon Corporation	Citigroup Global Markets	Call	01/21/22	USD 50.000	543	USD 3,136,368	42,365	(423,116)
Fiserv, Inc.	Goldman Sachs & Co.	Call	01/21/22	USD 130.000	217	USD 2,252,243	110,733	(127)
Fiserv, Inc.	Goldman Sachs & Co.	Call	01/21/22	USD 135.000	217	USD 2,252,243	81,269	(59)
FleetCor Technologies, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 300.000	81	USD 1,813,104	161,757	(19)
FleetCor Technologies, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 310.000	54	USD 1,208,736	86,238	(6)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 12.000	2,769	USD 425,080	422,909	(70,196)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 12.000	2,769	USD 425,080	449,741	(70,196)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 15.000	2,769	USD 425,080	232,679	(566)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 15.000	2,769	USD 425,080	230,325	(566)
General Electric Co.	Susquehanna International Group LLP	Call	01/21/22	USD 15.000	11,110	USD 1,705,538	1,210,990	(2,272)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 125.000	83	USD 1,294,717	83,253	(258,473)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 125.000	67	USD 1,045,133	65,769	(208,647)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 125.000	139	USD 2,168,261	142,855	(432,865)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 130.000	83	USD 1,294,717	69,659	(217,788)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 130.000	139	USD 2,168,261	120,186	(364,730)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 130.000	67	USD 1,045,133	55,074	(175,805)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 130.000	220	USD 3,431,780	325,833	(577,270)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/21/22	USD 135.000	220	USD 3,431,780	288,136	(471,008)
Hilton Worldwide Holdings, Inc.	Goldman Sachs & Co.	Call	01/21/22	USD 135.000	652	USD 10,170,548	914,697	(1,395,896)
Hilton Worldwide Holdings, Inc.	Goldman Sachs & Co.	Call	01/21/22	USD 140.000	652	USD 10,170,548	787,818	(1,089,476)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 125.000	271	USD 3,706,467	86,015	(324,244)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 130.000	278	USD 3,802,206	169,347	(202,347)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 130.000	271	USD 3,706,467	54,327	(197,252)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 135.000	278	USD 3,802,206	126,726	(88,831)
Lockheed Martin Corporation	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 340.000	154	USD 5,473,314	483,098	(268,317)
Lockheed Martin Corporation	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 360.000	154	USD 5,473,314	352,198	(47,383)
Lockheed Martin Corporation	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 375.000	155	USD 5,508,855	275,435	(7,573)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 145.000	152	USD 2,511,648	193,674	(314,004)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 145.000	260	USD 4,296,240	319,628	(537,112)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 145.000	32	USD 528,768	38,016	(66,106)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 150.000	260	USD 4,296,240	280,459	(415,164)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 150.000	152	USD 2,511,648	170,169	(242,711)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 150.000	32	USD 528,768	33,547	(51,097)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 155.000	217	USD 3,585,708	246,323	(250,128)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 160.000	217	USD 3,585,708	207,482	(163,705)
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 165.000	165	USD 2,726,460	279,442	(71,230)

See Accompanying Notes to Financial Statements

82

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Marriott International, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 170.000	165	USD 2,726,460	$252,605	$(35,124)
McDonald’s Corporation	Citigroup Global Markets	Call	01/21/22	USD 230.000	137	USD 3,672,559	144,809	(523,064)
McDonald’s Corporation	RBC Capital Markets LLC	Call	01/21/22	USD 220.000	111	USD 2,975,577	153,957	(534,285)
McDonald’s Corporation	RBC Capital Markets LLC	Call	01/21/22	USD 230.000	112	USD 3,002,384	114,464	(427,615)
McDonald’s Corporation	Goldman Sachs & Co.	Call	01/20/23	USD 260.000	139	USD 3,726,173	180,079	(353,786)
McDonald’s Corporation	Goldman Sachs & Co.	Call	01/20/23	USD 260.000	107	USD 2,868,349	147,339	(272,339)
McDonald’s Corporation	Goldman Sachs & Co.	Call	01/20/23	USD 270.000	107	USD 2,868,349	108,819	(213,176)
McDonald’s Corporation	Goldman Sachs & Co.	Call	01/20/23	USD 270.000	139	USD 3,726,173	137,465	(276,929)
Medtronic PLC	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 115.000	224	USD 2,317,280	271,488	(782)
Medtronic PLC	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 125.000	224	USD 2,317,280	167,328	(46)
Medtronic PLC	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 130.000	224	USD 2,317,280	124,768	(15)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 340.000	197	USD 6,626,095	507,687	(145,704)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 345.000	197	USD 6,626,095	475,808	(107,080)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 380.000	94	USD 3,161,690	182,268	(5,192)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 400.000	616	USD 20,719,160	766,513	(10,979)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 400.000	898	USD 30,204,230	1,933,125	(16,005)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	09/16/22	USD 345.000	108	USD 3,632,580	420,530	(367,910)
Meta Platforms Inc.	JPMorgan Chase Bank N.A.	Call	09/16/22	USD 360.000	108	USD 3,632,580	361,867	(302,549)
Microsoft Corp.	Bank of America N.A.	Call	01/21/22	USD 270.000	163	USD 5,482,016	218,876	(1,090,174)
Microsoft Corp.	Bank of America N.A.	Call	01/21/22	USD 275.000	163	USD 5,482,016	191,336	(1,009,337)
Microsoft Corp.	Bank of America N.A.	Call	01/21/22	USD 280.000	163	USD 5,482,016	166,296	(928,651)
Microsoft Corp.	Citigroup Global Markets	Call	01/21/22	USD 280.000	1,167	USD 39,248,544	2,394,684	(6,648,683)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 250.000	367	USD 12,342,944	479,669	(3,185,294)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 255.000	367	USD 12,342,944	431,959	(3,002,347)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 260.000	367	USD 12,342,944	387,919	(2,819,598)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 265.000	281	USD 9,450,592	416,442	(2,019,070)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 270.000	280	USD 9,416,960	371,560	(1,872,692)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/21/22	USD 275.000	280	USD 9,416,960	340,760	(1,733,830)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	108	USD 3,632,256	191,984	(454,521)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	126	USD 4,237,632	186,181	(530,274)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	126	USD 4,237,632	185,100	(530,274)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	108	USD 3,632,256	162,832	(399,002)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	126	USD 4,237,632	157,080	(465,502)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	119	USD 4,002,208	241,622	(439,641)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	126	USD 4,237,632	156,440	(465,502)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	267	USD 8,979,744	540,843	(986,422)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	267	USD 8,979,744	460,113	(860,977)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	126	USD 4,237,632	131,560	(406,304)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	119	USD 4,002,208	207,035	(383,731)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	126	USD 4,237,632	132,978	(406,304)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	108	USD 3,632,256	137,458	(348,260)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 360.000	119	USD 4,002,208	176,257	(333,088)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 360.000	267	USD 8,979,744	389,903	(747,349)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 365.000	264	USD 8,878,848	351,271	(689,532)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 350.000	387	USD 13,015,584	590,949	(1,247,933)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 355.000	388	USD 13,049,216	538,156	(1,168,072)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 360.000	387	USD 13,015,584	486,459	(1,083,236)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 300.000	556	USD 18,699,392	1,015,812	(3,341,744)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 300.000	555	USD 18,665,760	1,044,510	(3,335,733)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 320.000	192	USD 6,457,344	366,591	(915,069)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 320.000	192	USD 6,457,344	341,299	(915,069)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 330.000	192	USD 6,457,344	290,433	(808,037)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 330.000	192	USD 6,457,344	310,840	(808,037)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 340.000	192	USD 6,457,344	262,769	(709,337)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 340.000	192	USD 6,457,344	247,482	(709,337)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 350.000	192	USD 6,457,344	208,136	(619,129)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 350.000	192	USD 6,457,344	222,390	(619,129)
Northrop Grumman Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 315.000	94	USD 3,638,458	203,698	(678,100)
Northrop Grumman Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 315.000	83	USD 3,212,681	170,731	(598,748)
Northrop Grumman Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 325.000	94	USD 3,638,458	170,798	(584,492)
Northrop Grumman Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 325.000	84	USD 3,251,388	147,588	(522,312)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 195.000	139	USD 3,166,142	245,082	(461,126)

See Accompanying Notes to Financial Statements

83

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 195.000	138	USD 3,143,364	$267,382	$(457,809)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 200.000	138	USD 3,143,364	241,410	(391,862)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 200.000	139	USD 3,166,142	228,790	(394,702)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 210.000	139	USD 3,166,142	194,689	(267,906)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 210.000	138	USD 3,143,364	206,029	(265,979)
PepsiCo, Inc.	Susquehanna International Group LLP	Call	01/21/22	USD 145.000	246	USD 4,273,266	210,822	(712,046)
PepsiCo, Inc.	Susquehanna International Group LLP	Call	01/21/22	USD 145.000	223	USD 3,873,733	203,376	(645,472)
PepsiCo, Inc.	Susquehanna International Group LLP	Call	01/21/22	USD 155.000	223	USD 3,873,733	120,866	(424,295)
PepsiCo, Inc.	Susquehanna International Group LLP	Call	01/21/22	USD 155.000	246	USD 4,273,266	123,492	(468,056)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 175.000	222	USD 4,451,544	264,850	(573,732)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 180.000	233	USD 4,672,116	306,705	(489,949)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 180.000	222	USD 4,451,544	226,393	(466,818)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 185.000	222	USD 4,451,544	193,484	(362,664)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 185.000	233	USD 4,672,116	264,933	(380,634)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 190.000	233	USD 4,672,116	227,879	(276,477)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	129	USD 2,586,708	167,292	(135,451)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	44	USD 882,288	56,782	(46,200)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	149	USD 2,987,748	193,697	(156,452)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	212	USD 4,251,024	282,416	(222,602)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	44	USD 882,288	44,879	(33,859)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	212	USD 4,251,024	223,582	(163,141)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	129	USD 2,586,708	131,685	(99,270)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	149	USD 2,987,748	153,214	(114,660)
Ross Stores, Inc.	Bank of America N.A.	Call	01/21/22	USD 135.000	53	USD 605,684	55,330	(45)
Ross Stores, Inc.	Bank of America N.A.	Call	01/21/22	USD 140.000	53	USD 605,684	45,868	(16)
Ross Stores, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 130.000	110	USD 1,257,080	112,618	(303)
Ross Stores, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 135.000	110	USD 1,257,080	102,652	(92)
The Coca-Cola Company	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 52.500	909	USD 5,382,189	201,798	(614,361)
The Coca-Cola Company	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 52.500	668	USD 3,955,228	200,747	(451,478)
The Coca-Cola Company	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 55.000	909	USD 5,382,189	142,713	(392,280)
The Coca-Cola Company	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 55.000	667	USD 3,949,307	142,658	(287,845)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 560.000	123	USD 8,207,052	240,295	(1,333,977)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 580.000	48	USD 3,202,752	129,955	(426,304)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 580.000	85	USD 5,671,540	241,064	(754,913)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 580.000	123	USD 8,207,052	173,353	(1,092,403)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 600.000	85	USD 5,671,540	199,502	(590,870)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/21/22	USD 600.000	48	USD 3,202,752	107,392	(333,668)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 400.000	111	USD 5,573,754	267,273	(1,154,223)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 410.000	111	USD 5,573,754	220,532	(1,043,857)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 420.000	111	USD 5,573,754	201,988	(933,810)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 460.000	54	USD 2,711,556	86,199	(244,634)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/21/22	USD 470.000	54	USD 2,711,556	70,512	(195,087)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/21/22	USD 250.000	774	USD 16,773,354	660,818	(4,206)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 225.000	378	USD 8,191,638	504,679	(49,533)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 230.000	378	USD 8,191,638	446,358	(23,020)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 235.000	378	USD 8,191,638	384,978	(11,300)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 240.000	220	USD 4,767,620	275,924	(3,493)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 245.000	134	USD 2,903,914	147,842	(1,214)

See Accompanying Notes to Financial Statements

84

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 225.000	120	USD 2,600,520	$161,640	$(15,725)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 225.000	248	USD 5,374,408	323,085	(32,498)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 225.000	123	USD 2,665,533	146,616	(16,118)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 230.000	248	USD 5,374,408	289,044	(15,103)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 230.000	123	USD 2,665,533	125,706	(7,490)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD 230.000	120	USD 2,600,520	140,640	(7,308)
Visa, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 220.000	324	USD 7,021,404	454,248	(90,620)
Visa, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 225.000	324	USD 7,021,404	399,168	(42,457)
Visa, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 230.000	324	USD 7,021,404	348,948	(19,731)
Waste Management, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 130.000	111	USD 1,852,590	46,287	(410,025)
Waste Management, Inc.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD 130.000	116	USD 1,936,040	43,732	(428,495)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 105.000	123	USD 1,707,978	138,006	(419,804)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 110.000	123	USD 1,707,978	109,101	(358,428)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 120.000	344	USD 4,776,784	164,088	(660,367)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 120.000	100	USD 1,388,600	45,700	(191,967)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 120.000	390	USD 5,415,540	167,064	(748,672)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 120.000	246	USD 3,415,956	112,422	(472,239)
Yum! Brands, Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD 125.000	444	USD 6,165,384	142,968	(633,862)
							$75,480,656	$(160,277,008)

Currency Abbreviations
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$160,277,008
Total Liability Derivatives		$160,277,008

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$40,144,672
Total	$40,144,672

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(38,240,362)
Total	$(38,240,362)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

85

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2021 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:

	Bank of America N.A.	Citigroup Global Markets	Credit Suisse Securities (USA) LLC	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	RBC Capital Markets	Susquehanna Financial Group, LLP	Totals
Liabilities:
Written options	$3,028,222	$30,909,406	$17,714,083	$48,363,577	$25,182,423	$3,481,889	$31,597,408	$160,277,008
Total Liabilities	$3,028,222	$30,909,406	$17,714,083	$48,363,577	$25,182,423	$3,481,889	$31,597,408	$160,277,008
Net OTC derivative instruments by counterparty, at fair value	$(3,028,222)	$(30,909,406)	$(17,714,083)	$(48,363,577)	$(25,182,423)	$(3,481,889)	$(31,597,408)	$(160,277,008)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(3,028,222)	$(30,909,406)	$(17,714,083)	$(48,363,577)	$(25,182,423)	$(3,481,889)	$(31,597,408)	$(160,277,008)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $7,395,315,028.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,812,684,901
Gross Unrealized Depreciation	(137,492,758)
Net Unrealized Appreciation	$1,675,192,143

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Communication Services: 4.6%
47,301		AT&T, Inc.	$1,163,605	0.3
112,486		Comcast Corp. — Class A	5,661,420	1.5
60,312		Fox Corp. — Class B	2,066,892	0.5
183,639		News Corp — Class A	4,096,986	1.1
8,605		Verizon Communications, Inc.	447,116	0.1
26,538	(1)	Walt Disney Co.	4,110,471	1.1
			17,546,490	4.6

		Consumer Discretionary: 3.5%
46,104	(2)	Kohl’s Corp.	2,277,076	0.6
66,131	(1)	Las Vegas Sands Corp.	2,489,171	0.7
115,441	(1)	Mattel, Inc.	2,488,908	0.6
34,700		TJX Cos., Inc.	2,634,424	0.7
173,284		Volkswagen AG ADR	3,479,543	0.9
			13,369,122	3.5

		Consumer Staples: 6.9%
19,464		Altria Group, Inc.	922,399	0.3
34,700		Coca-Cola Co.	2,054,587	0.5
115,162		Conagra Brands, Inc.	3,932,782	1.0
40,140		Kimberly-Clark Corp.	5,736,809	1.5
3,900		Mondelez International, Inc.	258,609	0.1
47,513		Philip Morris International, Inc.	4,513,735	1.2
83,982		Tyson Foods, Inc.	7,319,871	1.9
10,111		Walmart, Inc.	1,462,961	0.4
			26,201,753	6.9

		Energy: 5.4%
5,274		Chevron Corp.	618,904	0.2
46,417		EOG Resources, Inc.	4,123,222	1.1
49,551		Exxon Mobil Corp.	3,032,026	0.8
13,431		Halliburton Co.	307,167	0.1
2,972		Hess Corp.	220,017	0.0
23,586		Occidental Petroleum Corp.	683,758	0.2
6,076		Targa Resources Corp.	317,410	0.1
50,786	(2)	TC Energy Corp.	2,363,581	0.6
176,822	(2)	TotalEnergies SE ADR	8,745,616	2.3
			20,411,701	5.4

		Financials: 22.6%
164,613		American International Group, Inc.	9,359,895	2.5
48,818		Bank of America Corp.	2,171,913	0.6
7,400		Bank of New York Mellon Corp.	429,792	0.1
25,772		Charles Schwab Corp.	2,167,425	0.6
37,819		Chubb Ltd.	7,310,791	1.9
19,700		Citigroup, Inc.	1,189,683	0.3
11,206		Citizens Financial Group, Inc.	529,483	0.1
138,081		Equitable Holdings, Inc.	4,527,676	1.2
151,421		Fifth Third Bancorp	6,594,385	1.7
15,351		Franklin Resources, Inc.	514,105	0.1
12,000		Goldman Sachs Group, Inc.	4,590,600	1.2
25,200		Hartford Financial Services Group, Inc.	1,739,808	0.5
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
252,752		Huntington Bancshares, Inc.	$3,897,436	1.0
13,807		JPMorgan Chase & Co.	2,186,338	0.6
107,442		Loews Corp.	6,205,850	1.6
3,487		Marsh & McLennan Cos., Inc.	606,110	0.2
108,340		Metlife, Inc.	6,770,167	1.8
38,093		Morgan Stanley	3,739,209	1.0
6,654		PNC Financial Services Group, Inc.	1,334,260	0.3
6,730		Raymond James Financial, Inc.	675,692	0.2
49,343		State Street Corp.	4,588,899	1.2
305,925		Wells Fargo & Co.	14,678,282	3.9
			85,807,799	22.6

		Health Care: 16.6%
54,115		AbbVie, Inc.	7,327,171	1.9
19,371		Anthem, Inc.	8,979,233	2.4
22,200		AstraZeneca PLC ADR	1,293,150	0.3
23,656		Becton Dickinson & Co.	5,949,011	1.6
3,600	(1)	Biogen, Inc.	863,712	0.2
33,400		Cardinal Health, Inc.	1,719,766	0.5
29,200	(1)	Centene Corp.	2,406,080	0.6
16,582		Cigna Corp.	3,807,725	1.0
50,370		CVS Health Corp.	5,196,169	1.4
9,383		Gilead Sciences, Inc.	681,300	0.2
19,187		GlaxoSmithKline PLC	417,753	0.1
26,625		Johnson & Johnson	4,554,739	1.2
45,406		Medtronic PLC	4,697,251	1.2
37,000		Merck & Co., Inc.	2,835,680	0.8
1,660		Organon & Co.	50,547	0.0
84,452		Pfizer, Inc.	4,986,890	1.3
61,471		Sanofi ADR	3,079,697	0.8
3,900		UnitedHealth Group, Inc.	1,958,346	0.5
18,438		Zimmer Biomet Holdings, Inc.	2,342,363	0.6
			63,146,583	16.6

		Industrials: 10.6%
4,200		3M Co.	746,046	0.2
16,874	(1)	Boeing Co.	3,397,074	0.9
10,247		Flowserve Corp.	313,558	0.1
101,725		General Electric Co.	9,609,961	2.5
25,160		L3Harris Technologies, Inc.	5,365,118	1.4
88,425		Nielsen Holdings PLC	1,813,597	0.5
19,760		Paccar, Inc.	1,744,017	0.4
30,258		Siemens AG ADR	2,620,343	0.7
3,672		Snap-On, Inc.	790,875	0.2
23,262	(1)	Southwest Airlines Co.	996,544	0.3
51,115	(1)	Stericycle, Inc.	3,048,499	0.8
46,229		United Parcel Service, Inc. — Class B	9,908,724	2.6
			40,354,356	10.6

		Information Technology: 9.3%
26,238		Applied Materials, Inc.	4,128,812	1.1
37,587		Cisco Systems, Inc.	2,381,888	0.6
30,100		Citrix Systems, Inc.	2,847,159	0.8
14,900	(1)	Fiserv, Inc.	1,546,471	0.4

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
18,018		Microsoft Corp.	$6,059,814	1.6
6,745		NXP Semiconductor NV — NXPI — US	1,536,376	0.4
62,379		Qualcomm, Inc.	11,407,248	3.0
7,400		TE Connectivity Ltd.	1,193,916	0.3
21,648		Texas Instruments, Inc.	4,079,998	1.1
			35,181,682	9.3

		Materials: 5.1%
12,563		Akzo Nobel NV	1,380,231	0.4
94,298		CF Industries Holdings, Inc.	6,674,412	1.8
11,322		DuPont de Nemours, Inc.	914,591	0.2
27,698		International Flavors & Fragrances, Inc.	4,172,704	1.1
121,921		International Paper Co.	5,727,849	1.5
4,300		RPM International, Inc.	434,300	0.1
275	(1)	Sylvamo Corp.	7,670	0.0
			19,311,757	5.1

		Real Estate: 4.7%
66,830		Equity Residential	6,048,115	1.6
76,065		Rayonier, Inc.	3,069,983	0.8
9,900		Vornado Realty Trust	414,414	0.1
15,700		Welltower, Inc.	1,346,589	0.4
164,021		Weyerhaeuser Co.	6,754,385	1.8
			17,633,486	4.7

		Utilities: 7.9%
26,874		Ameren Corp.	2,392,055	0.6
46,700		Dominion Energy, Inc.	3,668,752	1.0
9,200		Entergy Corp.	1,036,380	0.3
23,480		NextEra Energy, Inc.	2,192,093	0.6
145,520		NiSource, Inc.	4,017,807	1.1
46,919		Sempra Energy	6,206,445	1.6
141,547		Southern Co.	9,707,293	2.5
10,000		Xcel Energy, Inc.	677,000	0.2
			29,897,825	7.9
		Total Common Stock (Cost $263,347,075)	368,862,554	97.2

PREFERRED STOCK: 1.5%
		Health Care: 0.4%
26,624	(1),(2)	Becton Dickinson and Co.	1,404,416	0.4

		Utilities: 1.1%
23,003	(1)	NextEra Energy, Inc.	1,323,593	0.4
10,753	(1)	NiSource, Inc.	1,204,229	0.3
30,331	(1)	Southern Co/The	1,630,291	0.4
			4,158,113	1.1
		Total Preferred Stock (Cost $5,056,360)	5,562,529	1.5
		Total Long-Term Investments (Cost $268,403,435)	374,425,083	98.7
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.0%
		Repurchase Agreements: 3.9%
3,430,700	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $3,430,714, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $3,499,314, due 02/01/22–07/20/71)	$3,430,700	0.9
3,430,700	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $3,430,720, collateralized by various U.S. Government Securities, 0.000%–7.250%, Market Value plus accrued interest $3,499,335, due 01/04/22–11/15/51)	3,430,700	0.9
1,388,761	(3)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $1,388,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–3.500%, Market Value plus accrued interest $1,416,536, due 02/15/22–12/20/51)	1,388,761	0.4
3,430,702	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $3,430,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,499,316, due 05/15/22–12/01/51)	3,430,702	0.9

See Accompanying Notes to Financial Statements

88

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
3,058,990	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $3,059,008, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $3,120,186, due 07/15/23–02/15/48)	$3,058,990	0.8
		Total Repurchase Agreements (Cost $14,739,853)	14,739,853	3.9
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 1.1%
4,079,538	(4)	T. Rowe Price Government Reserve Fund, 0.070% (Cost $4,079,538)	$4,079,538	1.1
		Total Short-Term Investments (Cost $18,819,391)	18,819,391	5.0
		Total Investments in Securities (Cost $287,222,826)	$393,244,474	103.7
		Liabilities in Excess of Other Assets	(13,901,901)	(3.7)
		Net Assets	$379,342,573	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$17,546,490	$—	$—	$17,546,490
Consumer Discretionary	13,369,122	—	—	13,369,122
Consumer Staples	26,201,753	—	—	26,201,753
Energy	20,411,701	—	—	20,411,701
Financials	85,807,799	—	—	85,807,799
Health Care	62,728,830	417,753	—	63,146,583
Industrials	40,354,356	—	—	40,354,356
Information Technology	35,181,682	—	—	35,181,682
Materials	17,931,526	1,380,231	—	19,311,757
Real Estate	17,633,486	—	—	17,633,486
Utilities	29,897,825	—	—	29,897,825
Total Common Stock	367,064,570	1,797,984	—	368,862,554
Preferred Stock	5,562,529	—	—	5,562,529
Short-Term Investments	4,079,538	14,739,853	—	18,819,391
Total Investments, at fair value	$376,706,637	$16,537,837	$—	$393,244,474

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

89

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $288,231,205.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$110,340,024
Gross Unrealized Depreciation	(5,326,528)
Net Unrealized Appreciation	$105,013,496

See Accompanying Notes to Financial Statements

90

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%
		Austria: 0.5%
20,106		Erste Group Bank AG	$942,576	0.5

		Brazil: 1.6%
468,621		Magazine Luiza SA	607,441	0.3
96,512	(1)	Rede D’Or Sao Luiz SA	776,774	0.4
114,136	(2)	Suzano SA	1,231,726	0.6
23,881	(2)	XP, Inc.	686,340	0.3
			3,302,281	1.6

		Canada: 6.2%
33,400	(3)	Canadian Pacific Railway Ltd.	2,402,796	1.2
460		Constellation Software, Inc./Canada	853,466	0.4
9,460	(2)	Definity Financial Corp.	220,842	0.1
1,364	(2)	Shopify, Inc.	1,878,760	0.9
32,303		Sun Life Financial, Inc.	1,798,059	0.9
18,868	(2)	TELUS International CDA, Inc.	623,489	0.3
26,620		TMX Group Ltd.	2,698,933	1.3
16,456		Waste Connections, Inc.	2,242,459	1.1
			12,718,804	6.2

		China: 7.1%
23,938	(2)	Alibaba Group Holding Ltd. BABA ADR	2,843,595	1.4
7,584	(2)	Baidu, Inc. ADR	1,128,424	0.5
219,200	(2)	BTG Hotels Group Co. Ltd. — A Shares	900,567	0.4
14,000		China Mengniu Dairy Co., Ltd.	79,364	0.0
287,900		Gree Electric Appliances, Inc. of Zhuhai — A Shares	1,675,136	0.8
67,500	(1),(2)	JD Health International, Inc. — H Shares	532,470	0.3
6,682	(2),(3)	Kanzhun Ltd. ADR	233,068	0.1
4,289		Kweichow Moutai Co. Ltd. — A Shares (Nth SSE-SEHK)	1,378,305	0.7
242,340		NARI Technology Co. Ltd. — A Shares	1,523,830	0.8
120,900		Shandong Pharmaceutical Glass Co. Ltd.	833,099	0.4
34,800		Tencent Holdings Ltd.	2,030,619	1.0
31,100	(2)	Trip.com Group Ltd. ADR	765,682	0.4
51,000	(1),(2)	Wuxi Biologics Cayman, Inc.	603,784	0.3
			14,527,943	7.1

		Denmark: 0.5%
2,742		Chr Hansen Holding A/S	216,208	0.1
2,186	(2)	Genmab A/S	872,548	0.4
			1,088,756	0.5

		France: 8.3%
5,611		Air Liquide SA	978,581	0.5
23,095		Alstom SA	820,113	0.4
21,750		Dassault Aviation SA	2,352,417	1.1
15,304		EssilorLuxottica SA	3,257,865	1.6
1,028		Kering SA	824,817	0.4
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		France: (continued)
1,138		LVMH Moet Hennessy Louis Vuitton SE	$940,480	0.5
36,480		Sanofi	3,660,545	1.8
48,892		Thales S.A.	4,159,071	2.0
			16,993,889	8.3

		Germany: 5.2%
7,441		Bayer AG	397,381	0.2
14,847		Beiersdorf AG	1,521,891	0.7
14,622		Deutsche Boerse AG	2,441,497	1.2
110,485		Deutsche Telekom AG	2,041,484	1.0
33,351	(2)	Evotec AG	1,609,980	0.8
10,487		Knorr-Bremse AG	1,035,742	0.5
10,795	(2)	Morphosys AG	408,797	0.2
33,228	(1),(2)	TeamViewer AG	445,876	0.2
10,118	(1),(2)	Zalando SE	815,069	0.4
			10,717,717	5.2

		Hong Kong: 1.7%
346,600		AIA Group Ltd.	3,498,181	1.7

		India: 4.8%
220,833	(2)	Axis Bank Ltd.	2,006,768	1.0
110,171		Housing Development Finance Corp.	3,811,818	1.8
31,479		Kotak Mahindra Bank Ltd.	757,726	0.4
11,318		Maruti Suzuki India Ltd.	1,126,797	0.5
1,351,248		NTPC Ltd.	2,254,511	1.1
			9,957,620	4.8

		Indonesia: 2.0%
4,915,800		Bank Central Asia Tbk PT	2,517,631	1.2
19,028,900		Sarana Menara Nusantara Tbk PT	1,500,499	0.8
			4,018,130	2.0

		Italy: 1.4%
167,373		Banca Mediolanum SpA	1,650,036	0.8
6,535		DiaSorin SpA	1,243,257	0.6
			2,893,293	1.4

		Japan: 14.7%
10,900		Chugai Pharmaceutical Co., Ltd.	355,297	0.2
43,200		Daiichi Sankyo Co., Ltd.	1,099,502	0.5
1,900		Daikin Industries Ltd.	430,387	0.2
2,900		Disco Corp.	886,392	0.4
62,900		Fujitsu General Ltd.	1,494,764	0.7
4,000		Hikari Tsushin, Inc.	616,030	0.3
14,000		Hoshizaki Corp.	1,053,330	0.5
29,000		Kansai Paint Co., Ltd.	630,634	0.3
24,700		Murata Manufacturing Co., Ltd.	1,970,133	1.0
129,900		Nippon Telegraph & Telephone Corp.	3,552,540	1.7
62,700		NTT Data Corp.	1,344,992	0.7
81,800	(3)	Otsuka Holdings Co. Ltd.	2,975,960	1.4
67,400		Outsourcing, Inc.	909,424	0.4
41,000		Pan Pacific International Holdings Corp.	565,138	0.3

See Accompanying Notes to Financial Statements

91

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
60,300		Persol Holdings Co. Ltd.	$1,753,117	0.9
51,400		Seven & I Holdings Co., Ltd.	2,260,984	1.1
24,800		Shimadzu Corp.	1,047,503	0.5
6,200		Shiseido Co., Ltd.	345,876	0.2
18,700		Sony Group Corp.	2,361,404	1.2
43,700		Stanley Electric Co., Ltd.	1,097,179	0.5
26,100		Suzuki Motor Corp.	1,006,490	0.5
412,200		Z Holdings Corp.	2,378,391	1.2
			30,135,467	14.7

		Netherlands: 9.3%
205	(1),(2)	Adyen NV	538,125	0.3
32,236		Akzo Nobel NV	3,541,601	1.7
6,768		ASML Holding NV	5,421,301	2.7
51,200		Koninklijke Philips NV	1,894,993	0.9
7,305		NXP Semiconductor NV — NXPI — US	1,663,933	0.8
67,576		Prosus NV	5,596,978	2.7
3,709	(1),(2)	Shop Apotheke Europe NV	477,217	0.2
			19,134,148	9.3

		Philippines: 0.3%
34,885		SM Investments Corp.	645,125	0.3

		Portugal: 2.4%
230,638		Galp Energia SGPS SA	2,237,911	1.1
116,888		Jeronimo Martins SGPS SA	2,674,844	1.3
			4,912,755	2.4

		South Africa: 1.0%
10,695		Capitec Bank Holdings Ltd.	1,369,041	0.7
4,809		Naspers Ltd.	746,410	0.3
			2,115,451	1.0

		South Korea: 3.9%
1,217		LG Household & Health Care Ltd.	1,123,250	0.6
11,027		NAVER Corp.	3,500,206	1.7
49,985		Samsung Electronics Co., Ltd. 005930	3,282,763	1.6
			7,906,219	3.9

		Spain: 0.8%
18,018	(2)	Amadeus IT Group SA	1,219,173	0.6
12,946		Fluidra SA	516,315	0.2
			1,735,488	0.8

		Sweden: 1.9%
36,134		Assa Abloy AB	1,101,400	0.5
28,647		Essity AB	934,603	0.5
10,772	(2),(3)	Olink Holding AB ADR	196,050	0.1
87,233		Swedbank AB	1,753,020	0.8
			3,985,073	1.9
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: 8.5%
24,530		Alcon, Inc.	$2,163,678	1.0
445		Barry Callebaut AG	1,080,305	0.5
48,614		Julius Baer Group Ltd.	3,250,930	1.6
4,288		Lonza Group AG	3,570,139	1.7
39,437		Nestle SA	5,506,088	2.7
3,664	(1),(2)	PolyPeptide Group AG	548,706	0.3
3,252		Roche Holding AG	1,349,129	0.7
			17,468,975	8.5

		Taiwan: 4.0%
375,000		Taiwan Semiconductor Manufacturing Co., Ltd.	8,295,375	4.0

		Thailand: 0.6%
690,700		CP ALL PCL — Foreign	1,219,028	0.6

		United Arab Emirates: 0.5%
282,839	(1),(2)	Network International Holdings PLC	1,118,646	0.5

		United Kingdom: 8.3%
55,038		AstraZeneca PLC ADR	3,205,963	1.6
317,572	(2)	Boohoo Group PLC	532,501	0.3
78,963	(1),(2)	Bridgepoint Group PLC	526,919	0.2
40,620		Burberry Group PLC	1,002,590	0.5
157,023	(1),(2)	Deliveroo PLC	448,243	0.2
22,855		Hargreaves Lansdown PLC	419,986	0.2
7,406		Linde PLC	2,569,935	1.3
35,751		London Stock Exchange Group PLC	3,363,094	1.6
128,102		Smith & Nephew PLC	2,235,679	1.1
105,457	(2)	THG PLC	327,162	0.2
43,344		Unilever PLC	2,323,507	1.1
			16,955,579	8.3

		United States: 1.3%
1,600		Accenture PLC	663,280	0.3
9,427	(2),(4)	Didi Global, Inc., Lockup Shares	182,152	0.1
50,497	(2), (4),(5)	Investindustrial Acquisition Corp. (Issuer) — Ermenegildo Zegna Group — PIPE	513,333	0.2
3,800		Mastercard, Inc. — Class A	1,365,416	0.7
			2,724,181	1.3
		Total Common Stock (Cost $157,894,578)	199,010,700	96.8

PREFERRED STOCK: 0.3%
		Germany: 0.3%
737		Sartorius AG	498,462	0.3
		Total Preferred Stock (Cost $93,378)	498,462	0.3
		Total Long-Term Investments (Cost $157,987,956)	199,509,162	97.1

See Accompanying Notes to Financial Statements

92

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
		Repurchase Agreements: 1.9%
1,000,000	(6)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government Agency Obligations, 1.000%–5.000%, Market Value plus accrued interest $1,020,000, due 09/01/28–01/01/61)	$1,000,000	0.5
910,198	(6)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $910,201, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $928,402, due 02/10/22–01/01/52)	910,198	0.4
1,000,000	(6)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $1,020,000, due 05/20/24–10/01/51)	1,000,000	0.5
1,000,000	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22–12/01/51)	1,000,000	0.5
		Total Repurchase Agreements (Cost $3,910,198)	3,910,198	1.9
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.9%
1,862,452	(7)	T. Rowe Price Government Reserve Fund, 0.070% (Cost $1,862,452)	$1,862,452	0.9
		Total Short-Term Investments (Cost $5,772,650)	5,772,650	2.8
		Total Investments in Securities (Cost $163,760,606)	$205,281,812	99.9
		Assets in Excess of Other Liabilities	247,761	0.1
		Net Assets	$205,529,573	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $695,485 or 0.3% of net assets. Please refer to the table below for additional details.
(5)	Represents the asset to be received in a PIPE commitment. As of December 31, 2021, the total related cost for PIPE commitments held was $504,970.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2021.

Sector Diversification	Percentage of Net Assets
Financials	16.4%
Information Technology	15.9
Health Care	14.9
Consumer Discretionary	14.6
Industrials	10.3
Consumer Staples	10.2
Communication Services	8.0
Materials	4.4
Utilities	1.1
Energy	1.1
Consumer, Cyclical	0.2
Short-Term Investments	2.8
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

93

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Austria	$—	$942,576	$—	$942,576
Brazil	3,302,281	—	—	3,302,281
Canada	12,718,804	—	—	12,718,804
China	4,970,769	9,557,174	—	14,527,943
Denmark	—	1,088,756	—	1,088,756
France	—	16,993,889	—	16,993,889
Germany	—	10,717,717	—	10,717,717
Hong Kong	—	3,498,181	—	3,498,181
India	—	9,957,620	—	9,957,620
Indonesia	—	4,018,130	—	4,018,130
Italy	—	2,893,293	—	2,893,293
Japan	—	30,135,467	—	30,135,467
Netherlands	1,663,933	17,470,215	—	19,134,148
Philippines	645,125	—	—	645,125
Portugal	2,674,844	2,237,911	—	4,912,755
South Africa	1,369,041	746,410	—	2,115,451
South Korea	—	7,906,219	—	7,906,219
Spain	—	1,735,488	—	1,735,488
Sweden	196,050	3,789,023	—	3,985,073
Switzerland	—	17,468,975	—	17,468,975
Taiwan	—	8,295,375	—	8,295,375
Thailand	—	1,219,028	—	1,219,028
United Arab Emirates	1,118,646	—	—	1,118,646
United Kingdom	4,060,044	12,895,535	—	16,955,579
United States	2,028,696	695,485	—	2,724,181
Total Common Stock	34,748,233	164,262,467	—	199,010,700
Preferred Stock	—	498,462	—	498,462
Short-Term Investments	1,862,452	3,910,198	—	5,772,650
Total Investments, at fair value	$36,610,685	$168,671,127	$—	$205,281,812
Other Financial Instruments+
Forward Foreign Currency Contracts	—	66	—	66
Total Assets	$36,610,685	$168,671,193	$—	$205,281,878
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(196)	$—	$(196)
Total Liabilities	$—	$(196)	$—	$(196)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, VY® T. Rowe Price International Stock Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Didi Global, Inc., Lockup Shares	10/19/2015	$258,547	$182,152
Investindustrial Acquisition Corp. (Issuer) — Ermenegildo Zegna Group — PIPE	7/19/2021	504,970	513,333
		$763,517	$695,485

See Accompanying Notes to Financial Statements

94

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 86,248	USD 11,062	The Bank of New York Mellon	01/03/22	$(1)
HKD 171,842	USD 22,040	The Bank of New York Mellon	01/03/22	(3)
USD 5,705	HKD 44,478	The Bank of New York Mellon	01/03/22	1
USD 2,586	DKK 17,021	The Bank of New York Mellon	01/03/22	(20)
USD 6,447	DKK 42,279	The Bank of New York Mellon	01/03/22	(25)
USD 3,622	GBP 2,684	The Bank of New York Mellon	01/04/22	(11)
USD 18,159	DKK 119,377	The Bank of New York Mellon	01/04/22	(116)
USD 4,057	GBP 3,004	The Bank of New York Mellon	01/04/22	(9)
JPY 1,003,665	USD 8,736	The Bank of New York Mellon	01/04/22	(11)
JPY 4,508,638	USD 39,153	The Bank of New York Mellon	01/05/22	43
USD 3,861	GBP 2,858	The Bank of New York Mellon	01/05/22	8
USD 6,293	GBP 4,659	The Bank of New York Mellon	01/05/22	14
				$(130)

Currency Abbreviations
DKK	— Danish Krone
GBP	— British Pound
HKD	— Hong Kong Sar Dollar
JPY	— Japanese Yen
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$66
Total Asset Derivatives		$66
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$196
Total Liability Derivatives		$196

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written Options	Total
Equity contracts	$—	$42,773	$42,773
Foreign exchange contracts	7,224	—	7,224
Total	$7,224	$42,773	$49,997

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$13,793	$13,793
Foreign exchange contracts	137	—	137
Total	$137	$13,793	$13,930

See Accompanying Notes to Financial Statements

95

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$66	$66
Total Assets	$66	$66
Liabilities:
Forward foreign currency contracts	$196	$196
Total Liabilities	$196	$196
Net OTC derivative instruments by counterparty, at fair value	$(130)	(130)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—
Net Exposure(1)	$(130)	$(130)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $164,727,379.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$51,853,817
Gross Unrealized Depreciation	(10,980,876)
Net Unrealized Appreciation	$40,872,941

See Accompanying Notes to Financial Statements

96

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0003
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.2931
Class I	NII	$0.3576
Class S	NII	$0.3296
Class S2	NII	$0.3137
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.2648
Class I	NII	$0.3816
Class S	NII	$0.3304
Class S2	NII	$0.2956
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0711
All Classes	LTCG	$1.9078
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.0854
Class R6	NII	$0.1757
Class S	NII	$0.1280
Class S2	NII	$0.1021
All Classes	STCG	$0.0211
All Classes	LTCG	$1.5914
Portfolio Name	Type	Per Share Amount
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.1647
Class I	NII	$0.3349
Class R6	NII	$0.3349
Class S	NII	$0.2541
Class S2	NII	$0.2023
All Classes	STCG	$0.9779
All Classes	LTCG	$3.0134
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1449
Class I	NII	$0.2116
Class S	NII	$0.1821
Class S2	NII	$0.1653
All Classes	LTCG	$0.1851
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.0657
Class I	NII	$0.1578
Class S	NII	$0.1149
All Classes	LTCG	$0.4647

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	99.99%
VY® JPMorgan Emerging Markets Equity Portfolio	1.52%
VY® Morgan Stanley Global Franchise Portfolio	100.00%
VY® T. Rowe Price Capital Appreciation Portfolio	18.89%
VY® T. Rowe Price Equity Income Portfolio	84.32%
VY® T. Rowe Price International Stock Portfolio	10.56%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
VY® JPMorgan Emerging Markets Equity Portfolio	$38,566,775
VY® Morgan Stanley Global Franchise Portfolio	$35,902,020
VY® T. Rowe Price Capital Appreciation Portfolio	$741,272,726
VY® T. Rowe Price Equity Income Portfolio	$6,151,666
VY® T. Rowe Price International Stock Portfolio	$5,565,318

97

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$927,700	$0.0461	70.59%
VY® T. Rowe Price International Stock Portfolio	$330,736	$0.0284	53.78%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

98

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	131	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	131	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	131	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015–Present	Retired.	131	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	131	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant (May 2001–Present).	131	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015–Present	Retired.	131	None.

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement

99

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)
date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

100

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)
Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACTS

At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory, and sub-sub-advisory contracts, and who are not “interested persons” of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio (“TRP Cap App Portfolio”), VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal for an additional one year period ending November 30, 2022, of (1) the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios; (2) the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, CBRE Clarion Securities LLC, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Morgan Stanley Investment Management Inc., and T. Rowe Price Associates, Inc. (“TRPA”), the respective sub-advisers to each Portfolio (the “Sub-Advisers”); and (3) the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with Morgan Stanley Investment Management Limited and T. Rowe Price International Ltd, the respective sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio and VY® T. Rowe Price International Stock Portfolio (the “Sub-Sub-Advisers”).

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers, or Sub-Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 7, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, a Sub-Adviser, or a Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board

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considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, a Sub-Adviser, and a Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and any Sub-Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, sub-sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser and Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers, and Sub-Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which

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economies of scale realized by the Manager, Sub-Advisers, or Sub-Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and Sub-Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers, or Sub-Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and their Sub-Sub-Advisers with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Advisers are responsible for paying the fees of the Sub-Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of certain of those Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In this regard, the Board considered that each Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment,

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including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio outperformed its Morningstar category average for the three-year, five-year and ten-year periods, underperformed for the one-year period, and its performance was equal to the performance of its Morningstar category average for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the three-year period, the third quintile for the ten-year period, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

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VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and five-year periods, the third quintile for the ten-year period, and the fourth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® Invesco Global Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, five-year and ten-year periods, the second quintile for the three-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting, and legal services, to the Portfolio, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is reasonable.

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VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year and ten-year periods and underperformed for the year-to-date, one-year and five-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the uniqueness of the Portfolio’s security selection and sector allocation as compared to its primary benchmark and Selected Peer Group and its impact on performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is reasonable.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Contracts for TRP Cap App Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the third quintile for the three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and five-year periods and underperformed for the three-year and ten-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody,

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and ten-year periods, and the fourth quintile for the three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the

Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

Other Considerations Relating to VY® T. Rowe Price Capital Appreciation Portfolio

The Board also considered management’s proposal at the November 18, 2021 meeting that, with respect to TRP Cap App Portfolio, the Board provide its initial approval of a sub-sub-advisory agreement between TRPA and T. Rowe Price Investment Management (“TRPIM”) as a result of an internal restructuring (the “T. Rowe Sub-Sub-Advisory Contract”). In addition to the information provided in response to the Board’s consideration of the Sub-Advisory Contract with TRPA, the Board received and evaluated such information as it deemed necessary for an informed determination of whether to approve the T. Rowe Sub-Sub-Advisory Contract. The materials provided included: (1) memoranda and related materials provided to the Board in advance of its November 18, 2021 meeting discussing: (a) TRPA’s establishment of TRPIM as a separate investment adviser and wholly-owned subsidiary of TRPA (“Internal Restructure”); and (b) TRPA’s continued service as the Portfolio’s sub-adviser and TRPIM’s service as a sub-sub-adviser in light of the Internal Restructure; (2) supporting documentation, including a copy of the proposed T. Rowe Sub-Sub-Advisory Contract; and (3) other information relevant to the Board’s evaluation. In reviewing the proposed T. Rowe Sub-Sub-Advisory Contract, the Board considered that the Internal Restructure of TRPA, which would result in the transition of some services to TRPIM that are currently provided by TRPA, would not result in a change to the portfolio managers for the Portfolio. The Board also considered that the Portfolio would not experience any increase in aggregate fees paid for services under the T. Rowe Sub-Sub-Advisory Contract. After its deliberation, the Board determined to appoint TRPIM as a sub-sub-adviser to the Portfolio under the T. Rowe Sub-Sub-Advisory Contract and that the nature, extent and quality of the services to be provided by TRPIM under the Sub-Sub-Advisory Contract were reasonable. Based on these conclusions and other factors, the Board voted to approve the Sub-Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT1AISS2 (1221-022322)

Annual Report
December 31, 2021
Classes ADV, I, P2, R6, S and S2
Voya Investors Trust
■ Voya Balanced Income Portfolio	■ Voya Limited Maturity Bond Portfolio
■ Voya High Yield Portfolio	■ Voya U.S. Stock Index Portfolio
■ Voya Large Cap Growth Portfolio	■ VY® Clarion Real Estate Portfolio
■ Voya Large Cap Value Portfolio	■ VY® JPMorgan Small Cap Core Equity Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come
Dear Shareholder,
The 12-month period ended December 31, 2021, marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.
The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.
The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.
As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio Managers’ Report	Voya Balanced Income Portfolio

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

Common Stock	44.6%
Collateralized Mortgage Obligations	12.0%
Asset-Backed Securities	9.9%
Mutual Funds	9.8%
Commercial Mortgage-Backed Securities	9.6%
Corporate Bonds/Notes	7.6%
U.S. Treasury Obligations	2.6%
Sovereign Bonds	1.5%
Exchange-Traded Funds	0.8%
Preferred Stock	0.2%
Purchased Options*	0.0%
Assets in Excess of Other Liabilities**	1.4%
Net Assets	100.0%
* Amount is less than 0.05%.
** Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Paul Zemsky, CFA, Brian Timberlake, Ph.D., CFA, Vincent Costa, CFA, and Jeffrey Bianchi, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“VIM”). — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 9.09% compared to the 60% Bloomberg U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index, the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), the MSCI EAFE® Index (“MSCI EAFE®”), and the Russell 1000® Index which returned 7.64%, -1.54%, 11.26%, and 26.45%, respectively, for the same period.
Portfolio Specifics: The Portfolio started the year overweight to equities relative to fixed income.
As part of its annual review process at the end of April, the Portfolio made modest adjustments to its strategic asset allocation based on our updated long-term capital market assumptions. The update resulted in a modest increase in the Portfolio’s domestic equity allocations, funded by selling core fixed income. In July, the Portfolio split its U.S. large cap core position by style, overweighting U.S. large cap value over U.S. large cap growth.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

Voya Floating Rate Fund - Class P	8.5%
Microsoft Corp.	1.6%
United States Treasury Note, 1.000%, 12/15/24	1.2%
Apple, Inc.	1.2%
Amazon.com, Inc.	1.0%
JP Morgan Chase Commercial Mortgage Securities Corp. 2021-MHC E, 2.560%, 04/15/38	0.9%
Alphabet, Inc. - Class A	0.8%
Voya High Yield Bond Fund - Class P	0.7%
Johnson & Johnson	0.7%
iShares Russell 1000 Value ETF	0.7%
Portfolio holdings are subject to change daily.
During the year, tactical moves relative to the strategic benchmark had positive impacts across the asset classes.
The Portfolio is comprised of four strategies in weights matching that of the asset class — Voya Strategic Income Opportunities Fund for fixed income exposure, Voya U.S. High Dividend Low Volatility Fund and Voya Large Cap Growth Fund for domestic equity exposures and International High Dividend Low Volatility Fund for international equity exposures. The underlying funds contributed to performance during the year, with all but the Voya Large Cap Growth providing positive excess returns relative to their primary prospectus benchmark.
Current Strategy and Outlook: The Portfolio maintains its conservative, risk-adjusted return profile with investments split between 55% fixed income and 45% equities.

*
Effective July 9, 2021, Jeffrey Bianchi was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Balanced Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	8.65%	6.52%	7.06%
Class I	9.42%	7.16%	7.70%
Class S	9.09%	6.88%	7.45%
Class S2	8.88%	6.73%	7.29%
60% Bloomberg U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index	7.64%	8.77%	7.61%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%
Russell 1000® Index	26.45%	18.43%	16.54%
MSCI EAFE®	11.26%	9.55%	8.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

Portfolio Managers’ Report	Voya High Yield Portfolio

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

Corporate Bonds/Notes	94.7%
Bank Loans	1.1%
Common Stock	0.5%
Convertible Bonds/Notes	0.1%
Assets in Excess of Other Liabilities*	3.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 5.01% compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned 5.26% for the same period.
Portfolio Specifics: The Portfolio underperformed the Index for the year. Underperformance was driven by our cash holdings as the high-yield (“HY”) market produced positive returns for the year. Alternatively, the largest sector contributors to performance were supermarkets, independent energy and media and entertainment, driven by security selection. We also maintained an overweight position in B-rated and CCC-rated bonds, while strategically increasing our energy exposure, taking advantage of the rally in the oil market. With this increase, our overweight position in the independent energy sector added to performance, given strong energy pricing, with West Texas Intermediate ending the year at $75 per barrel.
Current Strategy and Outlook: In the HY market, we believe that corporate fundamentals remain solid. Defaults have subsided, and we do not view that a new wave is currently on the horizon. While we have seen some COVID-19 issuers soften on the heels of the Omicron variant, we maintain a positive view on the re-opening issuers as fundamentals continue to improve, and have used the softness to increase exposure. We remain cautious on securities with exposure to movie
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

Occidental Petroleum Corp., 6.625%, 09/01/30	0.7%
Sprint Corp., 7.125%, 06/15/24	0.6%
HCA, Inc., 5.375%, 02/01/25	0.6%
Occidental Petroleum Corp., 4.200%, 03/15/48	0.5%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.5%
Southeastern Grocers, Inc.	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/32	0.5%
EnLink Midstream LLC, 5.375%, 06/01/29	0.4%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
theatres, because of declining attendance due to the increase in streaming and declining exclusivity periods. We continue to be constructive on the energy sector as current commodity pricing is attractive, and the supply and demand dynamics are favorable, in our opinion.
Going forward, eyes remain on the U.S. Federal Reserve Board (the “Fed”). With a more hawkish Fed, we will be on the alert for a potential overshoot of tightening, which could negatively impact the more leveraged credits in HY. Conversely, we believe that scenario where the Fed successfully tames inflation without triggering too much of an economic slowdown, coupled with an alleviation of some of the pandemic-induced supply chain issues, would be very favorable for the asset class. As the current environment stands, in our view, our base case is that the Fed will tighten monetary policy and alleviate inflation without creating too much economic stress. However, we will continue to closely monitor the Fed’s actions, while allowing the macroeconomic backdrop to help inform our positioning. As always, our focus will be on security selection and finding pockets of value in a relatively tight market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya High Yield Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	4.65%	5.25%	5.67%
Class I	5.28%	5.89%	6.31%
Class S	5.01%	5.61%	6.04%
Class S2	4.86%	5.45%	5.88%
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index	5.26%	6.28%	6.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Information Technology	45.7%
Consumer Discretionary	19.5%
Communication Services	9.7%
Health Care	8.3%
Industrials	6.9%
Consumer Staples	3.9%
Financials	2.1%
Real Estate	1.5%
Materials	1.1%
Energy	0.7%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, Michael Pytosh, and Leigh Todd, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 19.28% compared to the Russell 1000® Growth Index, which returned 27.60% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 1000® Growth Index during the reporting period, namely due to stock selection effects. Stock selection within the information technology and communication services sectors detracted the most from performance. On an individual stock basis, underweight exposures to NVIDIA Corporation and Microsoft Corporation, and an overweight position in Visa Inc. had the greatest negative impact. Conversely, stock selection within the health care sector and to a lesser extent, the consumer staples sector contributed the most to performance. On an individual stock basis, overweight positions in Intuit Inc. and Eli Lilly and Company, and owning a non-benchmark position in Marvell Technology, Inc., added the most value.
Current Strategy and Outlook: We believe that the pace and path to policy normalization will be a key market factor for the year ahead. We recognize that global monetary and fiscal policy is likely to become less accommodative in 2022, leaving economies with fewer supports. In our opinion, this could lead to bouts of fragility and volatility. Yet we also see potentially
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

Microsoft Corp.	9.3%
Apple, Inc.	8.2%
Amazon.com, Inc.	7.0%
Alphabet, Inc. - Class A	5.6%
Nvidia Corp.	3.6%
Adobe, Inc.	3.4%
Intuit, Inc.	3.3%
Eli Lilly & Co.	3.1%
Advanced Micro Devices, Inc.	2.6%
Marvell Technology, Inc.	2.6%
Portfolio holdings are subject to change daily.
powerful offsets to tightening financial conditions, including higher consumer spending and a corporate inventory rebuild. This makes us believe there is scope for continued global equity gains.
We believe that COVID-19 could be with us for the long run, but we are learning to live with it. There has been a diminishing impact on economic activity from new mutations and case waves. In our view, with fewer risks of lockdowns and high demand for labor, more people are positioned to contribute to the next leg of growth in 2022. We believe that a sharp rise in wages from prolonged labor market tightness is possible, but so far firms have been able to pass through rising input costs to maintain margins. We think this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

*
Effective December 31, 2021, Leigh Todd, CFA was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	18.89%	20.85%	17.16%
Class I	19.55%	21.57%	17.83%
Class R6(1)	19.58%	21.58%	17.84%
Class S	19.28%	21.27%	17.54%
Class S2	19.10%	21.09%	17.37%
Russell 1000® Growth Index	27.60%	25.32%	19.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Financials	21.0%
Health Care	17.4%
Industrials	11.7%
Information Technology	8.4%
Consumer Staples	7.4%
Communication Services	7.2%
Energy	5.9%
Utilities	5.3%
Consumer Discretionary	5.3%
Real Estate	4.7%
Materials	4.1%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 26.67% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 25.16% for the same period.
Portfolio Specifics: For the year ended December 31, 2021, the Portfolio outperformed the Index, primarily due to strong security selection. On the sector level, stock selection within the industrials and materials sectors had the largest positive impact on performance. Key contributors included overweight positioning in Diamondback Energy, Inc., Motorola Solutions, Inc. and nVent Electric PLC.
By contrast, consumer discretionary and consumer staples sectors had the largest negative impact on performance. At the individual stock level, the biggest detractors included the overweights to Walt Disney Company, Gap, Inc. and Zimmer
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

UnitedHealth Group, Inc.	3.9%
Philip Morris International, Inc.	2.9%
Motorola Solutions, Inc.	2.7%
Walt Disney Co.	2.5%
Bank of America Corp.	2.5%
Walmart, Inc.	2.5%
Truist Financial Corp.	2.5%
Raytheon Technologies Corp.	2.5%
Bank of New York Mellon Corp.	2.5%
AT&T, Inc.	2.4%
Portfolio holdings are subject to change daily.
Biomet Holdings, Inc.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture, such as the Portfolio’s strategy has sought to provide.

*
Effective May 31, 2021, Gregory Wachsman was added as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	26.24%	11.41%	11.59%	—
Class I	26.99%	12.07%	12.26%	—
Class R6(1)	27.02%	12.08%	12.26%	—
Class S	26.67%	11.78%	11.97%	—
Class S2	26.43%	11.63%	—	10.18%
Russell 1000® Value Index	25.16%	11.16%	12.97%	11.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

Corporate Bonds/Notes	33.6%
U.S. Treasury Obligations	23.2%
Asset-Backed Securities	20.0%
Commercial Mortgage-Backed Securities	14.2%
Collateralized Mortgage Obligations	5.6%
U.S. Government Agency Obligations*	0.0%
Assets in Excess of Other Liabilities**	3.4%
Net Assets	100.0%
* Amount is less than 0.05%.
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of -0.16% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, which returned -0.47% for the same period.
Portfolio Specifics: Sector allocation drove outperformance for the reporting period. The largest contribution came from commercial mortgage-backed securities, as this sector benefited from the economic reopening, aided by new COVID-19 vaccines. Asset-backed securities also contributed as new issuance was met with healthy demand, and consumers were supported. Allocations to investment-grade corporates and agency mortgages also contributed — albeit modestly — and our underweight in U.S. Treasuries also added to returns. On net, security
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

United States Treasury Note, 0.125%, 11/30/22	9.6%
United States Treasury Note, 1.000%, 12/15/24	8.7%
United States Treasury Note, 0.750%, 12/31/23	3.9%
WFRBS Commercial Mortgage Trust 2013-C14 C, 3.960%, 06/15/46	1.4%
CSWF 2021-SOP2 D, 2.427%, 06/15/34	1.0%
VMC Finance 2021-FL4 C LLC, 2.354%, 06/16/36	1.0%
BPR Trust 2021-WILL C, 4.110%, 06/15/38	0.8%
Ginnie Mae Series 2016-H06 FD, 1.001%, 07/20/65	0.7%
BX Commercial Mortgage Trust 2020-VIV2 C, 3.542%, 03/09/44	0.5%
HGI CRE CLO 2021-FL1 D Ltd., 2.458%, 06/16/36	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily
selection did not meaningfully contribute to returns. Duration and yield curve positioning contributed modestly to results.
Futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) detracted from performance over the reporting period.
Current Strategy and Outlook: Looking ahead, in terms of curve shape, we do not expect the curve to flatten as much as priced into forward curves, and we believe the path is likely to be a volatile one with the timing of hikes and aggressiveness of the U.S. Federal Reserve Board (the “Fed”) still open to debate. We believe that global inflation, accentuated by energy and commodity prices, will peak in early 2022, but the rate of decline will vary across economies. We believe that the U.S. inflation will decline only gradually, and likely will remain above the Fed’s target, as wage-driven services inflation and continued rising shelter costs offset a retracement in COVID-19-driven goods inflation.
In this environment, we believe that corporate and consumer fundamentals should remain strong and justify valuations remaining at historically “fully-valued” levels, with episodes of volatility creating tactical opportunities and anchoring our preference for credit sensitivity over rate sensitivity in portfolios. As a result, we remain underweight in U.S. Treasuries and to the lower end of our allocation for agency mortgage-backed securities, while allocating risk across the corporate and securitized credit spectrum. We believe that the first Fed rate hike is a limited risk to credit markets, as credit spreads have historically held steady, and even narrowed in the early stages of a Fed hiking cycle. At the same time, we are mindful of the limited upside available, which increases the need for downside protection beyond the traditional duration toolkit.

*
Effective July 31, 2021, Sean Banai was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	-0.55%	1.51%	1.05%
Class I	0.08%	2.12%	1.65%
Class S	-0.16%	1.86%	1.40%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	-0.47%	1.85%	1.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Information Technology	28.6%
Health Care	13.0%
Consumer Discretionary	12.3%
Financials	10.5%
Communication Services	10.0%
Industrials	7.6%
Consumer Staples	5.8%
Real Estate	2.7%
Energy	2.6%
Materials	2.5%
Utilities	2.4%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 28.37% compared to the S&P 500® Index, which returned 28.71% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within energy, real estate and financials. By contrast, utilities and consumer staples were the bottom performing sectors on an absolute basis for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

Apple, Inc.	6.7%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.5%
Alphabet, Inc. - Class A	2.1%
Tesla, Inc.	2.1%
Alphabet, Inc. - Class C	2.0%
Meta Platforms, Inc.	1.9%
Nvidia Corp.	1.8%
Berkshire Hathaway, Inc. - Class B	1.3%
UnitedHealth Group, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	27.66%	17.53%	15.64%
Class I	28.37%	18.16%	16.25%
Class P2(1)	28.50%	18.28%	16.31%
Class S	28.02%	17.88%	15.97%
Class S2	27.85%	17.69%	15.78%
S&P 500® Index	28.71%	18.47%	16.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

REIT Diversification as of December 31, 2021 (as a percentage of net assets)

Residential REITs	24.6%
Specialized REITs	24.2%
Industrial REITs	18.3%
Retail REITs	16.6%
Health Care REITs	6.6%
Hotel & Resort REITs	5.2%
Office REITs	5.0%
Diversified REITs	0.7%
Liabilities in Excess of Other Assets*	(1.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio* (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Vice Chairman, Joseph P. Smith, CFA, Chief Investment Officer, Jonathan D. Miniman, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers** of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 51.96% compared to the MSCI U.S. REIT® Index, which returned 43.06% for the same period.
Portfolio Specifics: For 2021, real estate stocks finished up 43%, outpacing returns of broader market equities and bonds. After several years of relative underperformance, real estate stocks were among the best performing asset classes in 2021. Rising from the depths of the “pandemic recession” in 2020, real estate stocks benefited from improving employment, pent-up consumer demand, and supportive government and central bank policies.
The Portfolio outperformed the MSCI U.S. REIT® Index during the period as value was added across most property types. Stock selection and sector allocation decisions each contributed materially to relative performance during the period.
Stock selection was led by the outperformance of portfolio holdings in the net lease, industrial, storage and residential sectors. Sector allocation decisions contributed to relative performance in most sectors, with overweights to the outperforming mall and storage sectors adding the most value. An underweight to the underperforming healthcare sector also benefited relative performance. An overweight to the underperforming hotel sector detracted from performance as did exposure to the tower sector.
Current Strategy and Outlook: We believe a “new real estate investment cycle” for publicly traded real estate stocks began at the stock market bottom in May 2020. As a result, we are very early in this new investment cycle for real estate securities. We believe that real estate securities are attractively priced relative to the private real estate market, the fixed income market, and the broader stock market. In our view, the earnings outlook for real estate stocks is improving as we transition into 2022 — and that outlook is superior to broad market earnings, where growth is moderating. We believe investors committing capital to listed real estate at this time has the potential to earn an attractive absolute and relative long-term total return.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

ProLogis, Inc.	11.0%
Simon Property Group, Inc.	7.3%
Extra Space Storage, Inc.	6.1%
Sun Communities, Inc.	5.0%
CubeSmart	4.8%
Essex Property Trust, Inc.	4.1%
Camden Property Trust	3.9%
Digital Realty Trust, Inc.	3.8%
Realty Income Corp.	3.7%
Invitation Homes, Inc.	3.7%
Portfolio holdings are subject to change daily.
In addition to what we see as attractive valuation metrics, there are additional thematic reasons that we believe to be positive about real estate stocks, including: 1) real estate stocks are outperforming broader stock market indices for the first time in the last five years, which suggests a change in stock market leadership; 2) real estate benefits from a re-opening economy; 3) short lease duration sectors can quickly re-price rental rates in an inflationary environment, thus offering an inflation hedge; and 4) funds flows to dedicated real estate mutual funds and ETFs have turned positive in 2021 after several years of anemic funds flows signaling improving investor interest in the sector.
The Portfolio has what we consider to be own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at what we believe are reasonable valuations. We are overweight storage, residential, malls, towers, and hotels.

*
On January 27, 2022, the Board of Trustees approved a name change for the Portfolio. Effective on or about May 1, 2022, the Portfolio will be known as “VY® CBRE Real Estate Portfolio.” Effective September 21, 2021, the Sub-Adviser’s name changed from CBRE Clarion Securities LLC to CBRE Investment Management Listed Real Assets LLC.

**
Effective January 1, 2022, T. Ritson Ferguson was removed as a portfolio manager to the Portfolio,

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	51.46%	11.68%	10.87%
Class I	52.34%	12.35%	11.53%
Class S	51.96%	12.07%	11.26%
Class S2	51.74%	11.90%	11.09%
MSCI U.S. REIT® Index	43.06%	10.78%	11.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Industrials	20.5%
Financials	16.9%
Health Care	15.4%
Information Technology	12.5%
Consumer Discretionary	9.8%
Real Estate	7.0%
Materials	4.5%
Consumer Staples	4.2%
Communication Services	2.1%
Energy	1.9%
Utilities	1.8%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Wonseok Choi, Ph.D., Managing Director, Akash Gupta, CFA, Executive Director, Johnathan Tse, Executive Director and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers* of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 18.32% compared to the Russell 2000® Index, which returned 14.82% for the same period.
Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index during the year. Stock selection in the industrial cyclical and finance sectors contributed the most towards performance. Alternatively, stock selection in the semiconductors and consumer stable sectors detracted the most.
On the positive side, overweight allocations in IDT and ArcBest were top individual contributors towards results. IDT, the top contributing stock over the period, is a multinational provider of cloud communications, point of sale systems, unified communications, and financial services for businesses and consumers. Within the consumer cyclical sector, an overweight in the name benefitted performance after it beat earnings expectations throughout the year which fared well with investors.
On the negative side, an underweight allocation in GameStop and overweight position in Liberty TripAdvisor were the top individual detractors from results. GameStop, the top detracting stock over the period, is an American video game, consumer electronics, and gaming merchandise retailer. Within the retail sector, an underweight in the name hurt performance over the 2021 calendar year. Early on in the year, an online investing community, which has over 9 million members, targeted the company for investment and piled into the stock, sending shares significantly higher.
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

WillScot Mobile Mini Holdings Corp.	1.0%
EastGroup Properties, Inc.	1.0%
Performance Food Group Co.	0.9%
BJ’s Wholesale Club Holdings, Inc.	0.9%
Aptargroup, Inc.	0.8%
Kinsale Capital Group, Inc.	0.8%
Power Integrations, Inc.	0.8%
Lincoln Electric Holdings, Inc.	0.8%
ICU Medical, Inc.	0.8%
First Horizon Corp.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
From a proprietary attribution standpoint, strong results were driven by the alpha model in addition to risk exposures and positive stock specific impacts. From a factor perspective, both valuation and momentum contributed with valuation being the largest positive driver of performance.
The fundamental sleeve outperformed the Russell 2000® Index during the year. The market environment in the first half of the year was challenging for our lower beta, higher quality approach as smaller size and lower quality companies rallied. The back half of 2021 marked a notable shift, as fundamentals and higher quality came back into favor, and the Portfolio was rewarded for staying true to its process. A combination of stock selection and sector allocation, particularly in health care and financials contributed to outperformance for the year. Within health care our structural underweight, especially the biopharma space, was the primary driver. Stock selection within the consumer discretionary and technology sectors detracted.
Signature Bank was the top contributor in 2021 as the company benefitted from a positive backdrop for banks more broadly, with economic optimism driving higher inflation expectations and interest rates. WillScot Mobile Mini also outperformed as the company posted strong results with positive guidance highlighting robust forward volume indicators in the back half of the year.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Q2 Holdings was a top detractor after trading lower to start 2021 as investors rotated into more value-orientated companies at the expense of 2020 outperformers. Additionally, in the third quarter of 2021 management pushed out expectations of revenue growth reacceleration from 2022 to 2023. Wex was also a top detractor as rising COVID-19 cases weighed on travel payment volumes and investors grew concerned about the intensifying competitive landscape within payments.
Current Strategy and Outlook: We continue to focus on fundamentals of the economy and company earnings. We believe that unemployment and other uncertainties, such as fiscal stimulus, the pace of economic growth, the Omicron variant of COVID-19 and vaccine distribution, will be integral to investor sentiment moving forward.
While the economic recovery is underway, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, we focus on high conviction stocks and take advantage of market dislocations for what we believe are compelling stock selection opportunities.
We seek to own what we believe are high-quality businesses, run by management teams with a proven track record of creating shareholder value, at what we view as attractive valuations. Consistent with our approach to risk management we have trimmed positions that have performed well and reallocated proceeds where we have conviction and risk/reward looks attractive, in our view. Industrials and financials remain top overweights, with an emphasis on companies with higher quality characteristics. Health care is the top underweight, though that relative positioning has narrowed due to the underperformance of the sector within the benchmark. Energy, where we do not have any absolute exposure, also remains a top underweight.

*
Effective July 21, 2021, Lindsey Houghton no longer serves as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	17.94%	12.07%	13.77%
Class I	18.71%	12.74%	14.46%
Class R6(1)	18.67%	12.73%	14.45%
Class S	18.32%	12.45%	14.17%
Class S2	18.17%	12.29%	14.00%
Russell 2000® Index	14.82%	12.02%	13.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Voya Balanced Income Portfolio
Class ADV	$1,000.00	$1,033.60	1.20%	$6.15	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,037.80	0.60	3.08	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,035.40	0.85	4.36	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,035.20	1.00	5.13	1,000.00	1,020.16	1.00	5.09
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,014.20	1.08%	$5.48	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,017.30	0.48	2.44	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,016.00	0.73	3.71	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,015.20	0.88	4.47	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,073.90	1.27%	$6.64	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,077.00	0.67	3.51	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	1,076.90	0.67	3.51	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,075.50	0.92	4.81	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,075.00	1.07	5.60	1,000.00	1,019.81	1.07	5.45

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,073.00	1.24%	$6.48	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,076.30	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,076.40	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,074.70	0.89	4.65	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,073.80	1.04	5.44	1,000.00	1,019.96	1.04	5.30
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$993.50	0.88%	$4.42	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	996.70	0.28	1.41	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	995.50	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,112.30	0.80%	$4.26	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,115.30	0.27	1.44	1,000.00	1,023.84	0.27	1.38
Class P2	1,000.00	1,115.60	0.15	0.80	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,113.80	0.51	2.72	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,113.00	0.67	3.57	1,000.00	1,021.83	0.67	3.41
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,216.10	1.28%	$7.15	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,219.60	0.68	3.80	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,218.10	0.93	5.20	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,217.10	1.08	6.04	1,000.00	1,019.76	1.08	5.50
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,025.00	1.46%	$7.45	$1,000.00	$1,017.85	1.46%	$7.43
Class I	1,000.00	1,028.60	0.86	4.40	1,000.00	1,020.87	0.86	4.38
Class R6	1,000.00	1,028.20	0.86	4.40	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,026.60	1.11	5.67	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,026.10	1.26	6.43	1,000.00	1,018.85	1.26	6.41

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio and the Board of Trustees of Voya Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2022

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$296,344,265	$497,047,369	$5,939,145,204	$475,440,009
Investments in affiliates at fair value**	32,642,055	—	—	—
Short-term investments at fair value†	2,765,828	31,251,621	135,123,923	12,946,493
Cash	2,156,541	165,700	237,660	210,916
Cash collateral for futures contracts	405,703	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	250,000	—	—	—
Foreign currencies at value‡	29,266	—	—	143,446
Receivables:
Fund shares sold	1,156,967	1,806,207	215,301	197,357
Dividends	158,238	—	1,575,211	486,616
Interest	890,712	7,564,746	—	—
Foreign tax reclaims	151,901	—	26,118	202,356
Unrealized appreciation on forward foreign currency contracts	1,669,928	—	—	—
Prepaid expenses	30	—	574	87
Reimbursement due from Investment Adviser	3,148	—	66,836	100,410
Other assets	21,515	30,719	245,679	65,113
Total assets	338,646,097	537,866,362	6,076,636,506	489,792,803
LIABILITIES:
Payable for investment securities purchased	10,299	2,570,145	—	—
Payable for fund shares redeemed	17,864	257,294	8,229,048	716,844
Payable upon receipt of securities loaned	2,765,828	18,728,834	90,855,923	5,241,493
Unrealized depreciation on forward foreign currency contracts	1,700,584	—	—	—
Unrealized depreciation on OTC swap agreements	16,510	—	—	—
Variation margin payable on centrally cleared swaps	546	—	—	—
Variation margin payable on futures contracts	4,625	—	—	—
Payable for unified fees	—	258,547	—	—
Payable for investment management fees	154,645	—	3,270,873	295,032
Payable for distribution and shareholder service fees	88,494	92,283	1,460,174	32,603
Payable to trustees under the deferred compensation plan (Note 6)	21,515	30,719	245,679	65,113
Payable for trustee fees	1,704	—	30,891	4,794
Other accrued expenses and liabilities	71,972	—	852,646	251,530
Written options, at fair value^	44,951	—	—	—
Total liabilities	4,899,537	21,937,822	104,945,234	6,607,409
NET ASSETS	$333,746,560	$515,928,540	$5,971,691,272	$483,185,394
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$287,286,153	$539,660,135	$3,295,215,071	$132,619,587
Total distributable earnings (loss)	46,460,407	(23,731,595)	2,676,476,201	350,565,807
NET ASSETS	$333,746,560	$515,928,540	$5,971,691,272	$483,185,394
+ Including securities loaned at value	$2,668,465	$18,279,957	$88,968,205	$5,135,416
* Cost of investments in securities	$277,523,896	$476,943,765	$4,824,269,444	$417,407,112
** Cost of investments in affiliates	$33,758,742	$—	$—	$—
† Cost of short-term investments	$2,765,828	$31,251,623	$135,123,923	$12,946,493
‡ Cost of foreign currencies	$28,974	$—	$—	$138,932
^ Premiums received on written options	$114,734	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Class ADV
Net assets	$65,610,800	$79,215,638	$2,085,855,716	$52,417,563
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,313,427	7,969,728	107,363,577	3,835,377
Net asset value and redemption price per share	$10.39	$9.94	$19.43	$13.67
Class I
Net assets	$7,877,677	$189,224,427	$1,937,889,001	$386,933,650
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	717,018	19,022,958	86,189,197	27,556,402
Net asset value and redemption price per share	$10.99	$9.95	$22.48	$14.04
Class R6
Net assets	n/a	n/a	$95,588,104	$12,976,480
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	4,247,572	924,692
Net asset value and redemption price per share	n/a	n/a	$22.50	$14.03
Class S
Net assets	$256,145,584	$244,800,073	$1,787,955,792	$30,661,433
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,450,081	24,628,357	83,262,909	2,225,188
Net asset value and redemption price per share	$10.92	$9.94	$21.47	$13.78
Class S2
Net assets	$4,112,499	$2,688,402	$64,402,659	$196,268
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	377,556	270,106	3,043,723	14,218
Net asset value and redemption price per share	$10.89	$9.95	$21.16	$13.80
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$401,640,671	$8,547,113,977	$320,319,774	$662,778,680
Short-term investments at fair value†	15,518,570	281,220,299	2,052,330	35,323,109
Cash	6,812	2,627,085	—	—
Cash collateral for futures contracts	359,767	9,246,000	—	586,500
Receivables:
Investment securities sold	—	—	363,027	82,884
Fund shares sold	607,453	996,027	23	152,454
Dividends	270	5,139,642	913,479	487,071
Interest	1,027,676	—	—	—
Foreign tax reclaims	—	—	—	4,780
Variation margin on futures contracts	14,015	—	—	—
Prepaid expenses	—	—	21	—
Reimbursement due from Investment Adviser	—	336,970	68,717	—
Other assets	13,794	187,635	23,373	26,480
Total assets	419,189,028	8,846,867,635	323,740,744	699,441,958
LIABILITIES:
Payable for investment securities purchased	—	—	817,819	299,832
Payable for fund shares redeemed	270,220	16,597,501	5,833,370	564,918
Payable upon receipt of securities loaned	2,875,570	101,636,299	—	12,375,533
Variation margin payable on futures contracts	—	556,269	—	19,680
Payable for unified fees	98,990	1,878,129	—	484,556
Payable for investment management fees	—	—	200,674	—
Payable for distribution and shareholder service fees	22,564	166,017	83,552	98,703
Payable to trustees under the deferred compensation plan (Note 6)	13,794	187,635	23,373	26,480
Payable for trustee fees	—	—	1,402	—
Other accrued expenses and liabilities	—	—	166,334	—
Total liabilities	3,281,138	121,021,850	7,126,524	13,869,702
NET ASSETS	$415,907,890	$8,725,845,785	$316,614,220	$685,572,256
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$417,148,292	$3,761,176,726	$198,410,981	$444,234,640
Total distributable earnings (loss)	(1,240,402)	4,964,669,059	118,203,239	241,337,616
NET ASSETS	$415,907,890	$8,725,845,785	$316,614,220	$685,572,256
+ Including securities loaned at value	$2,926,065	$99,554,039	$—	$12,073,000
* Cost of investments in securities	$402,252,280	$4,241,522,101	$241,212,552	$516,397,394
† Cost of short-term investments	$15,518,570	$281,220,299	$2,052,330	$35,323,109
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$14,957,904	$99,372,558	$63,317,802	$140,945,170
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,515,414	4,750,623	1,459,408	7,302,726
Net asset value and redemption price per share	$9.87	$20.92	$43.39	$19.30
Class I
Net assets	$329,912,703	$4,525,778,638	$11,745,072	$282,032,122
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,755,914	206,969,422	254,252	13,255,654
Net asset value and redemption price per share	$10.07	$21.87	$46.19	$21.28
Class P2
Net assets	n/a	$3,615,634,541	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	164,236,350	n/a	n/a
Net asset value and redemption price per share	n/a	$22.01	n/a	n/a
Class R6
Net assets	n/a	n/a	n/a	$129,717,859
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	6,103,483
Net asset value and redemption price per share	n/a	n/a	n/a	$21.25
Class S
Net assets	$71,037,283	$303,248,172	$227,725,601	$124,185,065
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,000,134	14,038,045	4,938,615	5,954,777
Net asset value and redemption price per share	$10.15	$21.60	$46.11	$20.85
Class S2
Net assets	n/a	$181,811,876	$13,825,745	$8,692,040
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	8,543,276	301,983	423,553
Net asset value and redemption price per share	n/a	$21.28	$45.78	$20.52
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,443,984	$215,319	$36,503,857	$18,161,912
Dividends from affiliated underlying funds	1,197,493	—	—	—
Interest, net of foreign taxes withheld*	5,211,975	29,061,510	—	—
Securities lending income, net	14,340	121,018	104,441	15,529
Total investment income	9,867,792	29,397,847	36,608,298	18,177,441
EXPENSES:
Investment management fees	1,874,829	—	39,954,577	6,959,413
Unified fees	—	2,570,588	—	—
Distribution and shareholder service fees:
Class ADV	396,861	473,466	12,489,317	311,690
Class S	655,775	634,077	4,547,669	1,332,070
Class S2	17,909	12,011	258,300	717
Transfer agent fees:
Class ADV	16,465	—	639,883	33,064
Class I	1,978	—	678,934	233,956
Class R6	—	—	97	9
Class S	65,298	—	561,815	339,026
Class S2	1,116	—	20,027	114
Shareholder reporting expense	10,500	—	143,522	55,785
Professional fees	18,250	—	196,797	34,072
Custody and accounting expense	73,821	—	492,300	95,763
Trustee fees and expenses	13,635	28,706	247,127	38,354
Proxy and solicitation costs (Note 1)	—	—	294,200	—
Miscellaneous expense	23,063	—	180,666	28,926
Interest expense	—	—	1,891	513
Total expenses	3,169,500	3,718,848	60,707,122	9,463,472
Waived and reimbursed fees	(44,723)	(78,699)	(1,869,058)	(1,658,940)
Net expenses	3,124,777	3,640,149	58,838,064	7,804,532
Net investment income (loss)	6,743,015	25,757,698	(22,229,766)	10,372,909
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	37,591,588	15,208,199	1,604,384,633	314,512,667
Forward foreign currency contracts	(596,788)	—	—	—
Foreign currency related transactions	46,491	—	—	900
Futures	(1,516,085)	—	—	—
Swaps	(1,008,482)	—	—	—
Written options	1,029,288	—	—	—
Net realized gain	35,546,012	15,208,199	1,604,384,633	314,513,567
Net change in unrealized appreciation (depreciation) on:
Investments	(12,630,986)	(15,074,437)	(524,394,925)	(93,880,280)
Affiliated underlying funds	172,755	—	—	—
Forward foreign currency contracts	55,287	—	—	—
Foreign currency related transactions	(103,021)	—	—	(13,829)
Futures	(276,442)	—	—	—
Swaps	(14,433)	—	—	—
Written options	12,717	—	—	—
Net change in unrealized appreciation (depreciation)	(12,784,123)	(15,074,437)	(524,394,925)	(93,894,109)
Net realized and unrealized gain	22,761,889	133,762	1,079,989,708	220,619,458
Increase in net assets resulting from operations	$29,504,904	$25,891,460	$1,057,759,942	$230,992,367
* Foreign taxes withheld	$74,260	$—	$39,177	$31,901
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,925	$112,873,224	$6,449,855	$6,830,932
Interest	5,453,665	—	—	—
Securities lending income, net	18,206	126,040	3,088	91,805
Total investment income	5,475,796	112,999,264	6,452,943	6,922,737
EXPENSES:
Investment management fees	—	—	2,342,208	—
Unified fees	1,127,305	20,970,686	—	5,787,556
Distribution and shareholder service fees:
Class ADV	87,983	527,196	336,238	853,481
Class S	180,430	729,157	497,198	327,047
Class S2	—	676,736	49,940	35,586
Transfer agent fees:
Class ADV	—	—	82,298	—
Class I	—	—	18,901	—
Class S	—	—	292,065	—
Class S2	—	—	18,334	—
Shareholder reporting expense	—	—	30,013	—
Professional fees	—	—	13,870	—
Custody and accounting expense	—	—	35,270	—
Trustee fees and expenses	22,646	395,479	11,211	31,606
Miscellaneous expense	—	—	15,812	—
Interest expense	—	3,008	693	—
Total expenses	1,418,364	23,302,262	3,744,051	7,035,276
Waived and reimbursed fees	—	(3,561,211)	(939,567)	—
Brokerage commission recapture	—	—	(5,968)	(33,645)
Net expenses	1,418,364	19,741,051	2,798,516	7,001,631
Net investment income (loss)	4,057,432	93,258,213	3,654,427	(78,894)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	470,143	659,459,003	59,330,382	103,139,222
Futures	(3,658)	17,174,777	—	516,896
Net realized gain	466,485	676,633,780	59,330,382	103,656,118
Net change in unrealized appreciation (depreciation) on:
Investments	(4,469,822)	1,239,739,709	53,814,243	6,816,212
Futures	(227,765)	1,576,476	—	207,686
Net change in unrealized appreciation (depreciation)	(4,697,587)	1,241,316,185	53,814,243	7,023,898
Net realized and unrealized gain (loss)	(4,231,102)	1,917,949,965	113,144,625	110,680,016
Increase (decrease) in net assets resulting from operations	$(173,670)	$2,011,208,178	$116,799,052	$110,601,122
* Foreign taxes withheld	$—	$14,848	$—	$18,142
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Income Portfolio		Voya High Yield Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$6,743,015	$8,644,202	$25,757,698	$27,740,605
Net realized gain (loss)	35,546,012	(13,552,226)	15,208,199	(20,138,392)
Net change in unrealized appreciation (depreciation)	(12,784,123)	11,717,846	(15,074,437)	18,077,591
Increase in net assets resulting from operations	29,504,904	6,809,822	25,891,460	25,679,804
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,409,617)	(7,134,246)	(3,613,459)	(3,864,352)
Class I	(209,798)	(809,293)	(9,789,069)	(10,017,767)
Class S	(6,192,671)	(27,521,585)	(12,506,127)	(14,033,668)
Class S2	(93,865)	(530,338)	(143,803)	(151,411)
Return of capital:
Class ADV	—	—	(135,496)	(43,781)
Class I	—	—	(324,502)	(101,134)
Class S	—	—	(434,273)	(147,736)
Class S2	—	—	(5,123)	(1,649)
Total distributions	(7,905,951)	(35,995,462)	(26,951,852)	(28,361,498)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,679,554	17,474,471	38,328,906	52,668,235
Reinvestment of distributions	7,905,951	35,995,462	26,951,852	28,361,498
	18,585,505	53,469,933	65,280,758	81,029,733
Cost of shares redeemed	(52,621,761)	(66,713,173)	(89,322,737)	(124,621,505)
Net decrease in net assets resulting from capital share transactions	(34,036,256)	(13,243,240)	(24,041,979)	(43,591,772)
Net decrease in net assets	(12,437,303)	(42,428,880)	(25,102,371)	(46,273,466)
NET ASSETS:
Beginning of year or period	346,183,863	388,612,743	541,030,911	587,304,377
End of year or period	$333,746,560	$346,183,863	$515,928,540	$541,030,911
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Portfolio		Voya Large Cap Value Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$(22,229,766)	$(5,867,599)	$10,372,909	$16,840,193
Net realized gain (loss)	1,604,384,633	1,147,315,271	314,513,567	(7,237,969)
Net change in unrealized appreciation (depreciation)	(524,394,925)	447,817,571	(93,894,109)	33,011,880
Increase in net assets resulting from operations	1,057,759,942	1,589,265,243	230,992,367	42,614,104
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(429,952,557)	(235,045,550)	(1,581,277)	(4,976,325)
Class I	(350,150,390)	(247,062,817)	(13,251,427)	(35,461,124)
Class R6	(16,669,588)	(8,738,453)	(387,396)	(21,589)
Class S	(344,904,423)	(203,650,756)	(9,120,566)	(64,530,149)
Class S2	(12,028,880)	(7,235,193)	(6,040)	(15,065)
Total distributions	(1,153,705,838)	(701,732,769)	(24,346,706)	(105,004,252)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,613,864	282,173,067	28,627,367	18,878,124
Reinvestment of distributions	1,153,705,838	701,732,769	24,346,706	105,004,252
	1,261,319,702	983,905,836	52,974,073	123,882,376
Cost of shares redeemed	(1,724,612,567)	(1,192,592,025)	(765,388,438)	(158,984,653)
Net decrease in net assets resulting from capital share transactions	(463,292,865)	(208,686,189)	(712,414,365)	(35,102,277)
Net increase (decrease) in net assets	(559,238,761)	678,846,285	(505,768,704)	(97,492,425)
NET ASSETS:
Beginning of year or period	6,530,930,033	5,852,083,748	988,954,098	1,086,446,523
End of year or period	$5,971,691,272	$6,530,930,033	$483,185,394	$988,954,098
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Limited Maturity Bond Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$4,057,432	$6,076,550	$93,258,213	$109,749,181
Net realized gain	466,485	3,048,233	676,633,780	730,953,817
Net change in unrealized appreciation (depreciation)	(4,697,587)	2,427,379	1,241,316,185	428,538,281
Increase (decrease) in net assets resulting from operations	(173,670)	11,552,162	2,011,208,178	1,269,241,279
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(154,223)	(242,778)	(10,440,961)	(5,102,873)
Class I	(5,247,269)	(6,269,649)	(453,677,922)	(236,749,487)
Class P2	—	—	(309,410,092)	(145,581,699)
Class S	(1,015,514)	(1,467,187)	(29,892,766)	(14,342,616)
Class S2	—	—	(17,679,101)	(7,572,526)
Total distributions	(6,417,006)	(7,979,614)	(821,100,842)	(409,349,201)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	103,680,258	232,269,160	1,127,258,843	1,646,848,722
Reinvestment of distributions	6,414,934	7,953,023	821,100,842	409,349,201
	110,095,192	240,222,183	1,948,359,685	2,056,197,923
Cost of shares redeemed	(106,718,859)	(112,500,304)	(2,112,087,904)	(2,212,680,724)
Net increase (decrease) in net assets resulting from capital share transactions	3,376,333	127,721,879	(163,728,219)	(156,482,801)
Net increase (decrease) in net assets	(3,214,343)	131,294,427	1,026,379,117	703,409,277
NET ASSETS:
Beginning of year or period	419,122,233	287,827,806	7,699,466,668	6,996,057,391
End of year or period	$415,907,890	$419,122,233	$8,725,845,785	$7,699,466,668
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$3,654,427	$4,258,919	$(78,894)	$1,780,059
Net realized gain (loss)	59,330,382	(18,888,871)	103,656,118	28,044,841
Net change in unrealized appreciation (depreciation)	53,814,243	(10,732,222)	7,023,898	54,066,275
Increase (decrease) in net assets resulting from operations	116,799,052	(25,362,174)	110,601,122	83,891,175
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(866,071)	(6,700,379)	(7,449,294)	—
Class I	(178,785)	(2,012,016)	(14,055,559)	—
Class R6	—	—	(6,530,307)	—
Class S	(3,474,168)	(23,267,019)	(6,508,589)	—
Class S2	(193,147)	(1,602,043)	(428,894)	—
Total distributions	(4,712,171)	(33,581,457)	(34,972,643)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,272,772	18,588,194	159,746,121	174,298,740
Reinvestment of distributions	4,712,171	33,581,457	34,972,643	—
	22,984,943	52,169,651	194,718,764	174,298,740
Cost of shares redeemed	(66,187,534)	(79,521,435)	(173,565,349)	(217,374,403)
Net increase (decrease) in net assets resulting from capital share transactions	(43,202,591)	(27,351,784)	21,153,415	(43,075,663)
Net increase (decrease) in net assets	68,884,290	(86,295,415)	96,781,894	40,815,512
NET ASSETS:
Beginning of year or period	247,729,930	334,025,345	588,790,362	547,974,850
End of year or period	$316,614,220	$247,729,930	$685,572,256	$588,790,362
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Income Portfolio
Class ADV
12-31-21	9.77	0.17•	0.67	0.84	0.22	—	—	0.22	—	10.39	8.65	1.22	1.20	1.20	1.69	65,611	133
12-31-20	10.65	0.21•	(0.01)	0.20	0.36	0.72	—	1.08	—	9.77	2.80	1.22	1.20	1.20	2.20	66,515	69
12-31-19	10.05	0.30	1.47	1.77	0.50	0.67	—	1.17	—	10.65	17.93	1.26	1.22	1.22	2.79	78,155	231
12-31-18	11.18	0.43•	(1.00)	(0.57)	0.56	—	—	0.56	—	10.05	(5.39)	1.39	1.26	1.26	3.91	69,593	45
12-31-17	10.62	0.46•	0.58	1.04	0.48	—	—	0.48	—	11.18	10.03	1.39	1.26	1.26	4.16	81,767	22
Class I
12-31-21	10.31	0.25•	0.71	0.96	0.28	—	—	0.28	—	10.99	9.42	0.62	0.60	0.60	2.29	7,878	133
12-31-20	11.19	0.29•	(0.03)	0.26	0.42	0.72	—	1.14	—	10.31	3.33	0.62	0.60	0.60	2.79	7,943	69
12-31-19	10.50	0.38•	1.55	1.93	0.57	0.67	—	1.24	—	11.19	18.73	0.66	0.62	0.62	3.38	8,836	231
12-31-18	11.65	0.51•	(1.03)	(0.52)	0.63	—	—	0.63	—	10.50	(4.79)	0.79	0.66	0.66	4.51	7,921	45
12-31-17	11.05	0.54•	0.60	1.14	0.54	—	—	0.54	—	11.65	10.56	0.79	0.66	0.66	4.76	9,393	22
Class S
12-31-21	10.25	0.22•	0.70	0.92	0.25	—	—	0.25	—	10.92	9.09	0.87	0.85	0.85	2.04	256,146	133
12-31-20	11.13	0.26•	(0.03)	0.23	0.39	0.72	—	1.11	—	10.25	3.03	0.87	0.85	0.85	2.55	266,536	69
12-31-19	10.45	0.36•	1.52	1.88	0.53	0.67	—	1.20	—	11.13	18.40	0.91	0.87	0.87	3.18	295,942	231
12-31-18	11.59	0.48•	(1.02)	(0.54)	0.60	—	—	0.60	—	10.45	(5.01)	1.04	0.91	0.91	4.26	285,793	45
12-31-17	10.99	0.51•	0.60	1.11	0.51	—	—	0.51	—	11.59	10.33	1.04	0.91	0.91	4.52	361,336	22
Class S2
12-31-21	10.22	0.20•	0.70	0.90	0.23	—	—	0.23	—	10.89	8.88	1.02	1.00	1.00	1.89	4,112	133
12-31-20	11.10	0.27	(0.04)	0.23	0.39	0.72	—	1.11	—	10.22	3.02	1.02	1.00	1.00	2.40	5,189	69
12-31-19	10.43	0.32	1.54	1.86	0.52	0.67	—	1.19	—	11.10	18.15	1.06	1.02	1.02	2.97	5,679	231
12-31-18	11.56	0.46•	(1.02)	(0.56)	0.57	—	—	0.57	—	10.43	(5.15)	1.19	1.06	1.06	4.11	4,647	45
12-31-17	10.96	0.50•	0.59	1.09	0.49	—	—	0.49	—	11.56	10.16	1.19	1.06	1.06	4.38	5,389	22
Voya High Yield Portfolio
Class ADV
12-31-21	9.96	0.45•	0.01	0.46	0.46	—	0.02	0.48	—	9.94	4.65	1.10	1.08	1.08	4.52	79,216	63
12-31-20	9.94	0.46•	0.03	0.49	0.46	—	0.01	0.47	—	9.96	5.26	1.10	1.08	1.08	4.80	80,017	90
12-31-19	9.09	0.50	0.83	1.33	0.48	—	—	0.48	—	9.94	14.82	1.10	1.08	1.08	5.20	87,540	59
12-31-18	9.94	0.48	(0.81)	(0.33)	0.52	—	—	0.52	—	9.09	(3.53)	1.10	1.08	1.08	5.02	80,872	35
12-31-17	10.01	0.54	0.03	0.57	0.62	—	0.02	0.64	—	9.94	5.83	1.10	1.08	1.08	5.36	96,011	37
Class I
12-31-21	9.97	0.51•	0.01	0.52	0.52	—	0.02	0.54	—	9.95	5.28	0.50	0.48	0.48	5.12	189,224	63
12-31-20	9.94	0.51•	0.05	0.56	0.52	—	0.01	0.53	—	9.97	6.00	0.50	0.48	0.48	5.40	191,358	90
12-31-19	9.10	0.57•	0.81	1.38	0.54	—	—	0.54	—	9.94	15.37	0.50	0.48	0.48	5.84	189,247	59
12-31-18	9.95	0.54	(0.82)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.62	56,385	35
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio (continued)
Class S
12-31-21	9.96	0.48•	0.01	0.49	0.49	—	0.02	0.51	—	9.94	5.01	0.75	0.73	0.73	4.87	244,800	63
12-31-20	9.94	0.49•	0.04	0.53	0.50	—	0.01	0.51	—	9.96	5.63	0.75	0.73	0.73	5.15	266,537	90
12-31-19	9.09	0.54	0.82	1.36	0.51	—	—	0.51	—	9.94	15.22	0.75	0.73	0.73	5.54	307,506	59
12-31-18	9.94	0.51	(0.81)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.36	332,669	35
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
Class S2
12-31-21	9.97	0.47•	0.01	0.48	0.48	—	0.02	0.50	—	9.95	4.86	0.90	0.88	0.88	4.72	2,688	63
12-31-20	9.95	0.48•	0.03	0.51	0.48	—	0.01	0.49	—	9.97	5.48	0.90	0.88	0.88	4.99	3,119	90
12-31-19	9.11	0.51	0.83	1.34	0.50	—	—	0.50	—	9.95	14.91	0.90	0.88	0.88	5.37	3,012	59
12-31-18	9.95	0.50	(0.80)	(0.30)	0.54	—	—	0.54	—	9.11	(3.23)	0.90	0.88	0.88	5.20	4,226	35
12-31-17	10.02	0.56	0.03	0.59	0.64	—	0.02	0.66	—	9.95	6.04	0.90	0.88	0.88	5.56	5,792	37
Voya Large Cap Growth Portfolio
Class ADV
12-31-21	20.45	(0.14)•	3.76	3.62	—	4.64	—	4.64	—	19.43	18.89	1.30	1.27	1.27	(0.68)	2,085,856	72
12-31-20	17.96	(0.08)	5.00	4.92	—	2.43	—	2.43	—	20.45	30.11	1.32	1.27	1.27	(0.43)	2,073,088	86
12-31-19	16.37	(0.01)	4.97	4.96	0.02	3.35	—	3.37	—	17.96	31.90	1.27	1.27	1.27	(0.05)	1,890,631	78
12-31-18	19.36	0.01	(0.11)	(0.10)	0.01	2.88	—	2.89	—	16.37	(2.07)	1.27	1.27	1.27	0.04	1,686,805	85
12-31-17	16.22	0.02	4.53	4.55	0.01	1.40	—	1.41	—	19.36	29.01	1.27	1.27	1.27	0.04	2,015,843	65
Class I
12-31-21	22.90	(0.02)•	4.24	4.22	—	4.64	—	4.64	—	22.48	19.55	0.70	0.67	0.67	(0.07)	1,937,889	72
12-31-20	19.83	0.04	5.57	5.61	0.11	2.43	—	2.54	—	22.90	30.88	0.72	0.67	0.67	0.17	2,436,873	86
12-31-19	17.78	0.11	5.43	5.54	0.14	3.35	—	3.49	—	19.83	32.77	0.67	0.67	0.67	0.54	2,000,466	78
12-31-18	20.80	0.13•	(0.13)	0.00*	0.14	2.88	—	3.02	—	17.78	(1.48)	0.67	0.67	0.67	0.63	1,623,952	85
12-31-17	17.34	0.12	4.87	4.99	0.13	1.40	—	1.53	—	20.80	29.74	0.67	0.67	0.67	0.63	2,124,109	65
Class R6
12-31-21	22.91	(0.02)•	4.25	4.23	—	4.64	—	4.64	—	22.50	19.58	0.67	0.67	0.67	(0.08)	95,588	72
12-31-20	19.84	0.03	5.58	5.61	0.11	2.43	—	2.54	—	22.91	30.86	0.67	0.67	0.67	0.16	88,303	86
12-31-19	17.78	0.11	5.44	5.55	0.14	3.35	—	3.49	—	19.84	32.82	0.67	0.67	0.67	0.54	59,938	78
12-31-18	20.81	0.12	(0.13)	(0.01)	0.14	2.88	—	3.02	—	17.78	(1.53)	0.67	0.67	0.67	0.68	46,242	85
12-31-17	17.34	0.13•	4.87	5.00	0.13	1.40	—	1.53	—	20.81	29.80	0.67	0.67	0.67	0.65	33,736	65
Class S
12-31-21	22.10	(0.07)•	4.08	4.01	—	4.64	—	4.64	—	21.47	19.28	0.95	0.92	0.92	(0.33)	1,787,956	72
12-31-20	19.21	(0.01)	5.38	5.37	0.05	2.43	—	2.48	—	22.10	30.59	0.97	0.92	0.92	(0.08)	1,867,154	86
12-31-19	17.31	0.06	5.27	5.33	0.08	3.35	—	3.43	—	19.21	32.41	0.92	0.92	0.92	0.30	1,839,829	78
12-31-18	20.32	0.08•	(0.13)	(0.05)	0.08	2.88	—	2.96	—	17.31	(1.73)	0.92	0.92	0.92	0.39	1,677,848	85
12-31-17	16.97	0.07•	4.76	4.83	0.08	1.40	—	1.48	—	20.32	29.42	0.92	0.92	0.92	0.39	2,040,159	65
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class S2
12-31-21	21.87	(0.10)•	4.03	3.93	—	4.64	—	4.64	—	21.16	19.10	1.10	1.07	1.07	(0.48)	64,403	72
12-31-20	19.03	(0.04)	5.33	5.29	0.02	2.43	—	2.45	—	21.87	30.43	1.12	1.07	1.07	(0.22)	65,511	86
12-31-19	17.18	0.04	5.21	5.25	0.05	3.35	—	3.40	—	19.03	32.16	1.07	1.07	1.07	0.15	61,219	78
12-31-18	20.18	0.05	(0.12)	(0.07)	0.05	2.88	—	2.93	—	17.18	(1.86)	1.07	1.07	1.07	0.25	58,647	85
12-31-17	16.86	0.04•	4.73	4.77	0.05	1.40	—	1.45	—	20.18	29.22	1.07	1.07	1.07	0.24	66,024	65
Voya Large Cap Value Portfolio
Class ADV
12-31-21	11.16	0.08•	2.83	2.91	0.22	0.18	—	0.40	—	13.67	26.24	1.42	1.24	1.24	0.66	52,418	82
12-31-20	11.96	0.15	0.26	0.41	0.18	1.03	—	1.21	—	11.16	5.61	1.43	1.24	1.24	1.43	47,671	130
12-31-19	10.48	0.17	2.34	2.51	0.18	0.85	—	1.03	—	11.96	24.45	1.35	1.24	1.24	1.40	53,098	95
12-31-18	13.06	0.18	(1.15)	(0.97)	0.17	1.44	—	1.61	—	10.48	(8.33)(a)	1.35	1.24	1.24	1.41(b)	49,230	97
12-31-17	11.79	0.18•	1.33	1.51	0.24	—	—	0.24	—	13.06	12.84	1.35	1.24	1.24	1.44	61,244	79
Class I
12-31-21	11.45	0.17•	2.90	3.07	0.30	0.18	—	0.48	—	14.04	26.99	0.82	0.64	0.64	1.26	386,934	82
12-31-20	12.22	0.22	0.28	0.50	0.24	1.03	—	1.27	—	11.45	6.28	0.83	0.64	0.64	2.02	329,385	130
12-31-19	10.69	0.24	2.39	2.63	0.25	0.85	—	1.10	—	12.22	25.12	0.75	0.64	0.64	2.00	367,345	95
12-31-18	13.30	0.25•	(1.17)	(0.92)	0.25	1.44	—	1.69	—	10.69	(7.81)(a)	0.75	0.64	0.64	2.01(b)	330,038	97
12-31-17	12.00	0.26•	1.36	1.62	0.32	—	—	0.32	—	13.30	13.55	0.75	0.64	0.64	2.06	428,068	79
Class R6
12-31-21	11.44	0.19•	2.88	3.07	0.30	0.18	—	0.48	—	14.03	27.02	0.76	0.64	0.64	1.41	12,976	82
12-31-20	12.21	0.21•	0.29	0.50	0.24	1.03	—	1.27	—	11.44	6.27	0.77	0.64	0.64	2.01	230	130
12-31-19	10.68	0.25•	2.38	2.63	0.25	0.85	—	1.10	—	12.21	25.14	0.75	0.64	0.64	2.16	306	95
12-31-18	13.28	0.25•	(1.16)	(0.91)	0.25	1.44	—	1.69	—	10.68	(7.74)(a)	0.75	0.64	0.64	2.03(b)	1,182	97
12-31-17	11.99	0.26•	1.35	1.61	0.32	—	—	0.32	—	13.28	13.47	0.75	0.64	0.64	2.06	836	79
Class S
12-31-21	11.25	0.13•	2.85	2.98	0.27	0.18	—	0.45	—	13.78	26.67	1.07	0.89	0.89	0.99	30,661	82
12-31-20	12.04	0.19	0.27	0.46	0.22	1.03	—	1.25	—	11.25	5.97	1.08	0.89	0.89	1.78	611,514	130
12-31-19	10.55	0.20•	2.36	2.56	0.22	0.85	—	1.07	—	12.04	24.78	1.00	0.89	0.89	1.75	665,553	95
12-31-18	13.14	0.22•	(1.15)	(0.93)	0.22	1.44	—	1.66	—	10.55	(8.00)(a)	1.00	0.89	0.89	1.76(b)	630,221	97
12-31-17	11.86	0.23•	1.34	1.57	0.29	—	—	0.29	—	13.14	13.23	1.00	0.89	0.89	1.80	800,421	79
Class S2
12-31-21	11.27	0.11•	2.85	2.96	0.25	0.18	—	0.43	—	13.80	26.43	1.22	1.04	1.04	0.87	196	82
12-31-20	12.06	0.17•	0.27	0.44	0.20	1.03	—	1.23	—	11.27	5.86	1.23	1.04	1.04	1.63	154	130
12-31-19	10.56	0.19•	2.36	2.55	0.20	0.85	—	1.05	—	12.06	24.63	1.15	1.04	1.04	1.60	145	95
12-31-18	13.15	0.20	(1.15)	(0.95)	0.20	1.44	—	1.64	—	10.56	(8.12)(a)	1.15	1.04	1.04	1.60(b)	151	97
12-31-17	11.86	0.20•	1.35	1.55	0.26	—	—	0.26	—	13.15	13.10	1.15	1.04	1.04	1.64	229	79
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-21	10.03	0.05•	(0.10)	(0.05)	0.11	—	—	0.11	—	9.87	(0.55)	0.88	0.88	0.88	0.47	14,958	253
12-31-20	9.91	0.12	0.16	0.28	0.16	—	—	0.16	—	10.03	2.87	0.88	0.88	0.88	1.15	15,016	263
12-31-19	9.68	0.19	0.16	0.35	0.12	—	—	0.12	—	9.91	3.66	0.89	0.89	0.89	1.85	15,579	330
12-31-18	9.72	0.17	(0.10)	0.07	0.11	—	—	0.11	—	9.68	0.71	0.89	0.89	0.89	1.67	16,812	281
12-31-17	9.76	0.10	0.00*	0.10	0.13	—	0.01	0.14	—	9.72	0.94	0.89	0.89	0.89	1.03	19,695	305
Class I
12-31-21	10.23	0.11•	(0.10)	0.01	0.17	—	—	0.17	—	10.07	0.08	0.28	0.28	0.28	1.06	329,913	253
12-31-20	10.11	0.17•	0.18	0.35	0.23	—	—	0.23	—	10.23	3.46	0.28	0.28	0.28	1.70	332,196	263
12-31-19	9.87	0.24	0.19	0.43	0.19	—	—	0.19	—	10.11	4.33	0.29	0.29	0.29	2.44	197,182	330
12-31-18	9.91	0.22	(0.09)	0.13	0.17	—	—	0.17	—	9.87	1.33	0.29	0.29	0.29	2.30	195,851	281
12-31-17	9.96	0.16	(0.01)	0.15	0.19	—	0.01	0.20	—	9.91	1.45	0.29	0.29	0.29	1.63	188,672	305
Class S
12-31-21	10.31	0.08•	(0.10)	(0.02)	0.14	—	—	0.14	—	10.15	(0.16)	0.53	0.53	0.53	0.82	71,037	253
12-31-20	10.19	0.16	0.16	0.32	0.20	—	—	0.20	—	10.31	3.19	0.53	0.53	0.53	1.50	71,911	263
12-31-19	9.95	0.22	0.18	0.40	0.16	—	—	0.16	—	10.19	4.06	0.54	0.54	0.54	2.20	75,066	330
12-31-18	9.99	0.20	(0.09)	0.11	0.15	—	—	0.15	—	9.95	1.07	0.54	0.54	0.54	2.02	74,885	281
12-31-17	10.04	0.14	(0.02)	0.12	0.16	—	0.01	0.17	—	9.99	1.20	0.54	0.54	0.54	1.38	83,412	305
Voya U.S. Stock Index Portfolio
Class ADV
12-31-21	18.21	0.12•	4.72	4.84	0.11	2.02	—	2.13	—	20.92	27.66	0.80	0.80	0.80	0.61	99,373	3
12-31-20	16.38	0.18	2.55	2.73	0.24	0.66	—	0.90	—	18.21	17.48	0.79	0.79	0.79	1.03	100,049	9
12-31-19	13.44	0.19•	3.82	4.01	0.17	0.90	—	1.07	—	16.38	30.43	0.80	0.80	0.80	1.22	102,813	9
12-31-18	15.19	0.17•	(0.86)	(0.69)	0.18	0.88	—	1.06	—	13.44	(5.10)	0.80	0.80	0.80	1.14	92,071	12
12-31-17	13.38	0.18•	2.53	2.71	0.18	0.72	—	0.90	—	15.19	20.82	0.80	0.80	0.80	1.23	116,091	6
Class I
12-31-21	18.94	0.23•	4.95	5.18	0.23	2.02	—	2.25	—	21.87	28.37	0.27	0.27	0.27	1.14	4,525,779	3
12-31-20	16.99	0.28	2.66	2.94	0.33	0.66	—	0.99	—	18.94	18.11	0.26	0.26	0.26	1.55	4,258,517	9
12-31-19	13.90	0.26	3.99	4.25	0.26	0.90	—	1.16	—	16.99	31.12	0.27	0.27	0.27	1.75	4,065,091	9
12-31-18	15.69	0.26•	(0.90)	(0.64)	0.27	0.88	—	1.15	—	13.90	(4.62)	0.27	0.27	0.27	1.67	2,966,664	12
12-31-17	13.79	0.26•	2.63	2.89	0.27	0.72	—	0.99	—	15.69	21.46	0.27	0.27	0.27	1.75	3,469,721	6
Class P2
12-31-21	19.03	0.26•	4.97	5.23	0.23	2.02	—	2.25	—	22.01	28.50	0.27	0.15	0.15	1.25	3,615,635	3
12-31-20	17.05	0.28•	2.69	2.97	0.33	0.66	—	0.99	—	19.03	18.23	0.26	0.15	0.15	1.67	2,908,826	9
12-31-19	13.93	0.30•	3.98	4.28	0.26	0.90	—	1.16	—	17.05	31.27	0.27	0.15	0.15	1.86	2,395,089	9
12-31-18	15.71	0.26	(0.89)	(0.63)	0.27	0.88	—	1.15	—	13.93	(4.55)	0.27	0.15	0.15	1.80	1,442,733	12
05-03-17(5) - 12-31-17	14.79	0.19•	1.72	1.91	0.27	0.72	—	0.99	—	15.71	13.39	0.27	0.15	0.15	1.92	1,225,483	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio (continued)
Class S
12-31-21	18.74	0.18•	4.88	5.06	0.18	2.02	—	2.20	—	21.60	28.02	0.52	0.51	0.51	0.90	303,248	3
12-31-20	16.82	0.24	2.63	2.87	0.29	0.66	—	0.95	—	18.74	17.87	0.51	0.50	0.50	1.32	280,432	9
12-31-19	13.80	0.23•	3.94	4.17	0.25	0.90	—	1.15	—	16.82	30.77	0.52	0.51	0.51	1.46	283,768	9
12-31-18	15.57	0.22•	(0.88)	(0.66)	0.23	0.88	—	1.11	—	13.80	(4.84)	0.52	0.51	0.51	1.42	47,740	12
12-31-17	13.69	0.21	2.62	2.83	0.23	0.72	—	0.95	—	15.57	21.22	0.52	0.51	0.51	1.52	78,577	6
Class S2
12-31-21	18.49	0.15•	4.81	4.96	0.15	2.02	—	2.17	—	21.28	27.85	0.67	0.67	0.67	0.74	181,812	3
12-31-20	16.62	0.20	2.59	2.79	0.26	0.66	—	0.92	—	18.49	17.62	0.66	0.66	0.66	1.16	151,642	9
12-31-19	13.62	0.21•	3.88	4.09	0.19	0.90	—	1.09	—	16.62	30.60	0.67	0.67	0.67	1.35	149,297	9
12-31-18	15.39	0.20•	(0.88)	(0.68)	0.21	0.88	—	1.09	—	13.62	(5.03)	0.67	0.67	0.67	1.27	150,127	12
12-31-17	13.54	0.21	2.56	2.77	0.20	0.72	—	0.92	—	15.39	21.03	0.67	0.67	0.67	1.35	189,330	6
VY® Clarion Real Estate Portfolio
Class ADV
12-31-21	29.09	0.37•	14.50	14.87	0.57	—	—	0.57	—	43.39	51.46	1.62	1.28	1.28	1.02	63,318	67
12-31-20	36.39	0.41•	(3.54)	(3.13)	0.66	3.51	—	4.17	—	29.09	(6.89)	1.63	1.28	1.28	1.38	48,781	103
12-31-19	29.16	0.51•	7.53	8.04	0.63	0.18	—	0.81	—	36.39	27.71	1.46	1.31	1.31	1.49	63,873	69
12-31-18	36.01	0.49•	(3.01)	(2.52)	0.83	3.50	—	4.33	—	29.16	(7.97)	1.47	1.31	1.31	1.50	56,062	103
12-31-17	35.00	0.53•	1.14	1.67	0.66	—	—	0.66	—	36.01	4.82	1.45	1.31	1.31	1.50	75,575	82
Class I
12-31-21	30.88	0.62•	15.41	16.03	0.72	—	—	0.72	—	46.19	52.34	1.02	0.68	0.68	1.65	11,745	67
12-31-20	38.38	0.55•	(3.64)	(3.09)	0.90	3.51	—	4.41	—	30.88	(6.32)	1.03	0.68	0.68	1.76	14,403	103
12-31-19	30.72	0.68•	8.01	8.69	0.85	0.18	—	1.03	—	38.38	28.47	0.86	0.71	0.71	1.88	24,412	69
12-31-18	37.76	0.71•	(3.15)	(2.44)	1.10	3.50	—	4.60	—	30.72	(7.42)	0.87	0.71	0.71	2.05	38,978	103
12-31-17	36.68	0.79•	1.19	1.98	0.90	—	—	0.90	—	37.76	5.47	0.85	0.71	0.71	2.14	100,423	82
Class S
12-31-21	30.87	0.52•	15.39	15.91	0.67	—	—	0.67	—	46.11	51.96	1.27	0.93	0.93	1.37	227,726	67
12-31-20	38.32	0.53•	(3.68)	(3.15)	0.79	3.51	—	4.30	—	30.87	(6.53)	1.28	0.93	0.93	1.71	173,126	103
12-31-19	30.67	0.66•	7.93	8.59	0.76	0.18	—	0.94	—	38.32	28.15	1.11	0.96	0.96	1.82	230,346	69
12-31-18	37.67	0.63•	(3.16)	(2.53)	0.97	3.50	—	4.47	—	30.67	(7.65)	1.12	0.96	0.96	1.85	212,673	103
12-31-17	36.58	0.68•	1.19	1.87	0.78	—	—	0.78	—	37.67	5.18	1.10	0.96	0.96	1.83	290,716	82
Class S2
12-31-21	30.64	0.46•	15.28	15.74	0.60	—	—	0.60	—	45.78	51.74	1.42	1.08	1.08	1.21	13,826	67
12-31-20	38.07	0.46•	(3.64)	(3.18)	0.74	3.51	—	4.25	—	30.64	(6.69)	1.43	1.08	1.08	1.49	11,420	103
12-31-19	30.47	0.60•	7.88	8.48	0.70	0.18	—	0.88	—	38.07	27.97	1.26	1.11	1.11	1.67	15,394	69
12-31-18	37.44	0.58•	(3.14)	(2.56)	0.91	3.50	—	4.41	—	30.47	(7.78)	1.27	1.11	1.11	1.71	13,745	103
12-31-17	36.35	0.62•	1.18	1.80	0.71	—	—	0.71	—	37.44	5.02	1.25	1.11	1.11	1.68	17,937	82
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-21	17.26	(0.08)•	3.14	3.06	—	1.02	—	1.02	—	19.30	17.94	1.46	1.46	1.45	(0.44)	140,945	52
12-31-20	14.90	(0.01)	2.37	2.36	—	—	—	—	—	17.26	15.84	1.47	1.47	1.46	(0.03)	128,295	71
12-31-19	15.79	0.00*	3.92	3.92	0.03	4.55	0.23	4.81	—	14.90	25.96	1.45	1.45	1.44	0.05	130,058	50
12-31-18	20.12	(0.02)	(1.67)	(1.69)	0.02	2.62	—	2.64	—	15.79	(10.82)	1.45	1.45	1.45	(0.07)	114,664	43
12-31-17	18.54	0.01	2.71	2.72	0.04	1.10	—	1.14	—	20.12	15.17	1.45	1.45	1.45	0.03	131,488	36
Class I
12-31-21	18.89	0.04•	3.45	3.49	0.08	1.02	—	1.10	—	21.28	18.71	0.86	0.86	0.85	0.18	282,032	52
12-31-20	16.21	0.10	2.58	2.68	—	—	—	—	—	18.89	16.53	0.87	0.87	0.86	0.57	211,266	71
12-31-19	16.89	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.21	26.75	0.85	0.85	0.84	0.66	240,957	50
12-31-18	21.35	0.11	(1.81)	(1.70)	0.14	2.62	—	2.76	—	16.89	(10.34)	0.85	0.85	0.85	0.53	165,568	43
12-31-17	19.59	0.13	2.88	3.01	0.15	1.10	—	1.25	—	21.35	15.86	0.85	0.85	0.85	0.62	188,213	36
Class R6
12-31-21	18.87	0.03•	3.45	3.48	0.08	1.02	—	1.10	—	21.25	18.67	0.86	0.86	0.85	0.16	129,718	52
12-31-20	16.20	0.11•	2.56	2.67	—	—	—	—	—	18.87	16.48	0.87	0.87	0.86	0.70	118,342	71
12-31-19	16.88	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.20	26.78	0.85	0.85	0.84	0.66	38,161	50
12-31-18	21.34	0.09	(1.79)	(1.70)	0.14	2.62	—	2.76	—	16.88	(10.34)	0.85	0.85	0.85	0.55	23,951	43
12-31-17	19.58	0.15•	2.86	3.01	0.15	1.10	—	1.25	—	21.34	15.87	0.85	0.85	0.85	0.73	17,009	36
Class S
12-31-21	18.55	(0.02)•	3.38	3.36	0.04	1.02	—	1.06	—	20.85	18.32	1.11	1.11	1.10	(0.09)	124,185	52
12-31-20	15.95	0.05	2.55	2.60	—	—	—	—	—	18.55	16.30	1.12	1.12	1.11	0.31	122,575	71
12-31-19	16.65	0.07	4.14	4.21	0.13	4.55	0.23	4.91	—	15.95	26.39	1.10	1.10	1.09	0.37	129,784	50
12-31-18	21.07	0.06	(1.78)	(1.72)	0.08	2.62	—	2.70	—	16.65	(10.52)	1.10	1.10	1.10	0.28	327,752	43
12-31-17	19.35	0.07•	2.85	2.92	0.10	1.10	—	1.20	—	21.07	15.56	1.10	1.10	1.10	0.37	385,636	36
Class S2
12-31-21	18.27	(0.05)•	3.33	3.28	0.01	1.02	—	1.03	—	20.52	18.17	1.26	1.26	1.25	(0.24)	8,692	52
12-31-20	15.74	0.03	2.50	2.53	—	—	—	—	—	18.27	16.07	1.27	1.27	1.26	0.16	8,312	71
12-31-19	16.46	0.04•	4.09	4.13	0.07	4.55	0.23	4.85	—	15.74	26.20	1.25	1.25	1.24	0.22	9,014	50
12-31-18	20.85	0.03	(1.76)	(1.73)	0.04	2.62	—	2.66	—	16.46	(10.64)	1.25	1.25	1.25	0.13	27,453	43
12-31-17	19.15	0.04•	2.82	2.86	0.06	1.10	—	1.16	—	20.85	15.42	1.25	1.25	1.25	0.22	35,440	36

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Large Cap Value Portfolio would have been (8.34)%, (7.82)%, (7.75)%, (8.01)% and (8.13)% for Classes ADV, I, R6, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Large Cap Value Portfolio would have been 1.40%, 2.00%, 2.02%, 1.75% and 1.59% for Classes ADV, I, R6, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Balanced Income Portfolio (“Balanced Income”), Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), and VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”). Each Portfolio, except Large Cap Growth, is a diversified series of the Trust. Effective October 7, 2021, Large Cap Growth is a non-diversified series of the Trust. Prior to October 7, 2021, Large Cap Growth was a diversified series of the Trust.(1) In seeking to track the performance of the index, U.S. Stock Index may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of the index. As a result, whether U.S. Stock Index will be considered diversified or non-diversified at any time will depend largely on the make-up of the index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that

(1)
During the year ended December 31, 2021, Large Cap Growth incurred $294,200 of proxy and solicitation costs associated with the Portfolio’s classification change from diversified to non-diversified.

portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Balanced Income, High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.
Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2021, the maximum amount of loss that Balanced Income would incur if its counterparties failed to perform would be $1,756,174 which represents the gross payments to be received on open forward foreign currency contracts and OTC purchased options were they to be unwound as of December 31, 2021. At December 31, 2021, the Portfolio did not receive cash collateral for open OTC derivatives.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2021, Balanced Income had a liability position of $1,762,045 on open forward foreign currency contracts, volatility swaps and OTC written options. If a contingent feature would have been triggered as of December 31, 2021, the Portfolio could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by the Portfolio as of December 31, 2021.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2021, Balanced Income had average contract amounts on forward foreign currency contracts purchased and sold of $93,321,130 and $92,893,587, respectively. The Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2021.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2021, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

potential tracking error if the cash remained uninvested in the market. In addition, Balanced Income and Limited Maturity Bond had purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolios. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2021, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2021.
	Purchased	Sold
Balanced Income	$98,030,692	$20,838,316
Limited Maturity Bond	124,782,411	27,058,400
U.S. Stock Index	122,088,939	—
JPMorgan Small Cap Core Equity	6,393,305	—
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2021.
K. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2021, Balanced Income had purchased and written equity options with a notional value of $26,531,176 and $14,423,909, respectively, to gain additional exposure to equity risk and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at December 31, 2021.
During the year ended December 31, 2021, Balanced Income had purchased and written foreign currency options with a notional value of $13,587,250 and $8,327,250, respectively, to gain exposure to foreign currencies and to generate income. There were no open purchased and written foreign currency options at December 31, 2021.
During the year ended December 31, 2021, Balanced Income had purchased credit default swaptions with an average notional value of $6,650,667 to gain exposure to certain credit markets and to generate income. There were no open purchased credit default swaptions at December 31, 2021.
During the year ended December 31, 2021, Balanced Income had written interest rate swaptions to generate income. Balanced Income had an average notional value of $10,175,529. Please refer to the tables within the Portfolio of Investments for open written interest rate swaptions at December 31, 2021.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2021, Balanced Income had bought credit protection on credit default swap indices (“CDX”) and single name issuers (corporate or sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced Income used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. In addition, Balanced Income bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.
For the year ended December 31, 2021, Balanced Income had an average notional amount of $1,140,000 on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2021.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2021, Balanced Income had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on interest rate swaps was $1,404,483.
For the year ended December 31, 2021, Balanced Income had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $1,952,070.
Balanced Income entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open centrally cleared interest rate swaps at December 31, 2021.
At December 31, 2021, Balanced Income had pledged $250,000 in cash collateral for open centrally cleared credit default and interest rate swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2021, Balanced Income had an average notional amount of $4,147,400 on foreign currency volatility swaps (receiver). Please refer to

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the tables within the Portfolio of Investments for open volatility swaps at December 31, 2021.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:
	Purchases	Sales
Balanced Income	$298,424,162	$335,273,421
High Yield	321,814,939	344,880,725
Large Cap Growth	4,387,606,413	6,048,795,297
Large Cap Value	759,327,426	1,488,490,226
Limited Maturity Bond	172,876,129	175,111,945
U.S. Stock Index	199,143,216	1,026,178,019
Clarion Real Estate	186,837,135	217,944,747
JPMorgan Small Cap Core Equity	341,137,236	359,786,901
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced Income	$146,182,668	$140,085,259
Limited Maturity Bond	821,625,276	840,387,738
NOTE 4 — INVESTMENT MANAGEMENT FEES
Balanced Income, Large Cap Growth, Large Cap Value and Clarion Real Estate have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced Income Large Cap Growth	0.55% on all assets 0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value(1)	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate(1)	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million

(1)
The Investment Adviser is contractually obligated to waive 0.010% and 0.067% of the management fee for Large Cap Value and Clarion Real Estate, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services, licensing fees and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield(2)	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(3)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million

(2)
The Investment Adviser is contractually obligated to waive 0.015%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

of the Unified Fee for High Yield. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
(3)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
Balanced Income High Yield	Voya Investment Management Co. LLC* Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	9.60%
Security Life of Denver Insurance Company	Limited Maturity Bond	7.25
	JPMorgan Small Cap Core Equity	6.37
Voya Index Solution 2025 Portfolio	U.S. Stock Index	5.33
Voya Index Solution 2035 Portfolio	U.S. Stock Index	7.57
Voya Index Solution 2045 Portfolio	U.S. Stock Index	7.11
Voya Institutional Trust Company	Balanced Income	20.06
	High Yield	15.38
	Large Cap Growth	13.64
	Large Cap Value	11.78
	Clarion Real Estate	21.64
	JPMorgan Small Cap Core Equity	34.32
Voya Retirement Growth Portfolio	U.S. Stock Index	15.17
Voya Retirement Insurance and Annuity Company	High Yield	33.83
	Large Cap Growth	28.20
	Large Cap Value	73.46
	U.S. Stock Index	7.58
	Clarion Real Estate	37.26
	JPMorgan Small Cap Core Equity	31.95
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	10.23
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities, or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended December 31, 2021, High Yield engaged in such sale transactions totaling $5,715,535.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced Income	$84,382
Large Cap Growth	1,894,290
Large Cap Value	604,872
Clarion Real Estate	411,146
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Balanced Income	1.20%	0.60%	N/A	N/A	0.85%	1.00%
Large Cap Growth(1)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index	N/A	N/A	0.15%	N/A	N/A	N/A
Clarion Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2022, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2022	2023	2024	Total
Balanced Income	$98,813	$46,785	$34,723	$180,321
U.S. Stock Index	2,287,877	2,811,766	3,532,042	8,631,685
Clarion Real Estate	365,899	719,807	751,784	1,837,490
The Expense Limitation Agreements are contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2021 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	9	$5,819,556	1.30%
Large Cap Value	10	1,421,400	1.30
U.S. Stock Index	4	21,318,000	1.27
Clarion Real Estate	3	6,162,000	1.35

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced Income
Class ADV
12/31/2021	279,715	—	139,566	(916,360)	(497,079)	2,848,682	—	1,409,617	(9,270,094)	(5,011,795)
12/31/2020	288,153	—	800,701	(1,615,563)	(526,709)	2,865,188	—	7,134,246	(15,420,756)	(5,421,322)
Class I
12/31/2021	42,256	—	19,718	(115,249)	(53,275)	455,348	—	209,798	(1,233,785)	(568,639)
12/31/2020	41,869	—	86,279	(147,582)	(19,434)	431,117	—	809,293	(1,424,770)	(184,360)
Class S
12/31/2021	650,061	—	584,766	(3,780,658)	(2,545,831)	6,980,290	—	6,192,671	(40,255,667)	(27,082,706)
12/31/2020	1,349,030	—	2,946,637	(4,899,808)	(604,141)	14,123,514	—	27,521,585	(49,186,069)	(7,540,970)
Class S2
12/31/2021	38,165	—	8,880	(177,341)	(130,296)	395,234	—	93,865	(1,862,215)	(1,373,116)
12/31/2020	5,203	—	56,964	(65,736)	(3,569)	54,652	—	530,338	(681,578)	(96,588)
High Yield
Class ADV
12/31/2021	583,622	—	377,182	(1,025,629)	(64,825)	5,800,399	—	3,748,955	(10,197,422)	(648,068)
12/31/2020	771,091	—	412,648	(1,960,222)	(776,483)	7,269,990	—	3,908,133	(18,446,185)	(7,268,062)
Class I
12/31/2021	1,775,515	—	1,016,805	(2,968,643)	(176,323)	17,687,685	—	10,113,571	(29,521,461)	(1,720,205)
12/31/2020	2,919,331	—	1,066,867	(3,820,408)	165,790	27,954,639	—	10,118,901	(35,323,365)	2,750,175
Class S
12/31/2021	1,451,399	—	1,301,925	(4,887,361)	(2,134,037)	14,430,141	—	12,940,400	(48,613,102)	(21,242,561)
12/31/2020	1,738,229	—	1,497,311	(7,422,990)	(4,187,450)	16,647,706	—	14,181,404	(69,989,395)	(39,160,285)
Class S2
12/31/2021	41,312	—	14,963	(98,895)	(42,620)	410,681	—	148,926	(990,752)	(431,145)
12/31/2020	83,380	—	16,119	(89,468)	10,031	795,900	—	153,060	(862,560)	86,400
Large Cap Growth
Class ADV
12/31/2021	908,101	—	23,303,662	(18,207,779)	6,003,984	18,458,423	—	429,952,557	(365,043,084)	83,367,896
12/31/2020	1,207,604	—	13,785,663	(18,882,473)	(3,889,206)	21,673,309	—	235,045,550	(344,565,368)	(87,846,509)
Class I
12/31/2021	2,689,220	—	16,446,707	(39,368,162)	(20,232,235)	62,387,090	—	350,150,390	(912,881,309)	(500,343,829)
12/31/2020	11,468,183	—	12,982,807	(18,934,323)	5,516,667	217,805,648	—	247,062,817	(374,975,631)	89,892,834
Class R6
12/31/2021	391,820	—	782,242	(780,318)	393,744	8,889,620	—	16,669,588	(17,781,438)	7,777,770
12/31/2020	1,189,799	—	458,711	(816,503)	832,007	22,619,454	—	8,738,453	(16,352,499)	15,005,408
Class S
12/31/2021	641,021	—	16,940,296	(18,797,382)	(1,216,065)	14,184,112	—	344,904,423	(412,746,778)	(53,658,243)
12/31/2020	831,207	—	11,073,994	(23,181,554)	(11,276,353)	15,951,048	—	203,650,756	(440,742,715)	(221,140,911)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class S2
12/31/2021	169,967	—	599,048	(721,069)	47,946	3,694,619	—	12,028,880	(16,159,958)	(436,459)
12/31/2020	219,527	—	397,320	(837,286)	(220,439)	4,123,608	—	7,235,193	(15,955,812)	(4,597,011)
Large Cap Value
Class ADV
12/31/2021	201,267	—	118,496	(757,608)	(437,845)	2,599,957	—	1,581,277	(9,720,281)	(5,539,047)
12/31/2020	238,237	—	535,379	(941,265)	(167,649)	2,353,718	—	4,976,325	(9,448,165)	(2,118,122)
Class I
12/31/2021	380,843	—	961,189	(2,557,064)	(1,215,032)	5,020,931	—	13,251,427	(33,488,201)	(15,215,843)
12/31/2020	637,912	—	3,681,759	(5,604,265)	(1,284,594)	6,560,375	—	35,461,124	(58,604,196)	(16,582,697)
Class R6
12/31/2021	1,026,544	—	27,964	(149,938)	904,570	13,978,384	—	387,396	(2,041,286)	12,324,494
12/31/2020	6,497	—	2,231	(13,681)	(4,953)	64,658	—	21,589	(157,306)	(71,059)
Class S
12/31/2021	545,245	—	696,754	(53,362,945)	(52,120,946)	7,026,135	—	9,120,566	(720,137,742)	(703,991,041)
12/31/2020	1,043,450	—	6,841,823	(8,807,365)	(922,092)	9,898,341	—	64,530,149	(90,774,725)	(16,346,235)
Class S2
12/31/2021	149	—	447	(70)	526	1,960	—	6,040	(928)	7,072
12/31/2020	108	—	1,595	(25)	1,678	1,032	—	15,065	(261)	15,836
Limited Maturity Bond
Class ADV
12/31/2021	214,621	—	15,454	(211,656)	18,419	2,136,743	—	154,223	(2,111,245)	179,721
12/31/2020	150,033	—	24,334	(249,264)	(74,897)	1,497,488	—	242,778	(2,468,058)	(727,792)
Class I
12/31/2021	9,142,650	—	515,626	(9,361,739)	296,537	93,025,513	—	5,245,197	(95,353,185)	2,917,525
12/31/2020	21,616,820	—	612,954	(9,268,414)	12,961,360	220,273,815	—	6,243,058	(94,074,378)	132,442,495
Class S
12/31/2021	830,068	—	99,029	(902,201)	26,896	8,518,002	—	1,015,514	(9,254,429)	279,087
12/31/2020	1,021,891	—	143,024	(1,558,667)	(393,752)	10,497,857	—	1,467,187	(15,957,868)	(3,992,824)
U.S. Stock Index
Class ADV
12/31/2021	328,198	—	540,533	(1,613,600)	(744,869)	6,544,675	—	10,440,961	(31,546,584)	(14,560,948)
12/31/2020	677,999	—	321,105	(1,781,888)	(782,784)	10,678,167	—	5,102,873	(28,430,410)	(12,649,370)
Class I
12/31/2021	15,845,138	—	22,322,283	(56,051,758)	(17,884,337)	321,966,399	—	453,677,922	(1,159,316,452)	(383,672,131)
12/31/2020	58,658,629	—	14,180,842	(87,251,957)	(14,412,486)	955,381,741	—	236,749,487	(1,492,728,968)	(300,597,740)
Class P2
12/31/2021	36,437,116	—	15,110,976	(40,137,473)	11,410,619	762,954,067	—	309,410,092	(825,339,515)	247,024,644
12/31/2020	39,809,410	—	8,643,180	(36,093,364)	12,359,226	654,982,138	—	145,581,700	(600,509,325)	200,054,513
Class S
12/31/2021	589,474	—	1,493,042	(3,010,801)	(928,285)	12,214,547	—	29,892,766	(61,225,497)	(19,118,184)
12/31/2020	658,266	—	870,434	(3,429,671)	(1,900,971)	10,370,387	—	14,342,615	(55,575,289)	(30,862,287)
Class S2
12/31/2021	1,166,088	—	897,499	(1,720,720)	342,867	23,579,155	—	17,679,101	(34,659,856)	6,598,400
12/31/2020	968,231	—	466,994	(2,218,217)	(782,992)	15,436,289	—	7,572,526	(35,436,732)	(12,427,917)
Clarion Real Estate
Class ADV
12/31/2021	129,323	—	23,612	(370,157)	(217,222)	4,726,279	—	866,071	(13,384,798)	(7,792,448)
12/31/2020	134,170	—	264,628	(477,527)	(78,729)	3,900,258	—	6,700,379	(14,055,127)	(3,454,490)
Class I
12/31/2021	73,715	—	4,591	(290,416)	(212,110)	2,761,886	—	178,785	(10,888,422)	(7,947,751)
12/31/2020	251,739	—	75,075	(496,504)	(169,690)	7,964,181	—	2,012,016	(16,483,579)	(6,507,382)
Class S
12/31/2021	248,483	—	89,264	(1,007,102)	(669,355)	9,744,772	—	3,474,168	(38,074,518)	(24,855,578)
12/31/2020	185,770	—	867,525	(1,455,915)	(402,620)	5,686,150	—	23,267,019	(45,173,752)	(16,220,583)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Real Estate (continued)
Class S2
12/31/2021	26,386	—	4,995	(102,079)	(70,698)	1,039,835	—	193,147	(3,839,796)	(2,606,814)
12/31/2020	33,197	—	60,137	(125,023)	(31,689)	1,037,605	—	1,602,043	(3,808,977)	(1,169,329)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2021	516,401	—	401,796	(1,049,273)	(131,076)	9,911,668	—	7,449,294	(19,876,330)	(2,515,368)
12/31/2020	560,706	—	—	(1,855,900)	(1,295,194)	6,891,934	—	—	(25,626,677)	(18,734,743)
Class I
12/31/2021	3,194,127	—	689,674	(1,810,430)	2,073,371	66,678,668	—	14,055,559	(38,014,806)	42,719,421
12/31/2020	3,469,734	—	—	(7,150,628)	(3,680,894)	51,001,521	—	—	(108,785,155)	(57,783,634)
Class R6
12/31/2021	3,533,063	—	320,742	(4,020,693)	(166,888)	73,777,559	—	6,530,307	(85,001,647)	(4,693,781)
12/31/2020	6,796,906	—	—	(2,882,333)	3,914,573	108,537,576	—	—	(50,615,963)	57,921,613
Class S
12/31/2021	419,827	—	325,429	(1,399,921)	(654,665)	8,645,272	—	6,508,589	(28,825,077)	(13,671,216)
12/31/2020	510,443	—	—	(2,035,474)	(1,525,031)	7,061,829	—	—	(29,738,877)	(22,677,048)
Class S2
12/31/2021	36,086	—	21,771	(89,319)	(31,462)	732,954	—	428,894	(1,847,489)	(685,641)
12/31/2020	58,798	—	—	(176,495)	(117,697)	805,880	—	—	(2,607,731)	(1,801,851)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted
Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2021:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Balanced Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$313,881	$(313,881)	$—
Barclays Capital Inc.	137,894	(137,894)	—
BNP Paribas Prime Brokerage Intl Ltd	69,213	(69,213)	—
Citadel Clearing LLC	71,736	(71,736)	—
Citigroup Global Markets Inc.	282,018	(282,018)	—
Citigroup Global Markets Limited	159,044	(159,044)	—
Deutsche Bank Securities Inc.	72,607	(72,607)	—
Goldman Sachs & Co. LLC	119,393	(119,393)	—
J.P. Morgan Securities LLC	266,641	(266,641)	—
JP Morgan Securities, Plc.	61,184	(61,184)	—
Morgan Stanley & Co. LLC	171,051	(171,051)	—
MUFG Securities Americas Inc.	286	(286)	—
Nomura Securities International, Inc.	396,469	(396,469)	—
RBC Capital Markets, LLC	66,152	(66,152)	—
RBC Dominion Securities Inc	72,114	(72,114)	—
Scotia Capital (USA) INC	30,034	(30,034)	—
State Street Bank and Trust Company	185,817	(185,817)	—
UBS AG	127,055	(127,055)	—
UBS Securities LLC.	65,876	(65,876)	—
Total	$2,668,465	$(2,668,465)	$—

(1)
Cash collateral with a fair value of $2,765,828 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$393,847	$(393,847)	$—
BNP Paribas	369,031	(369,031)	—
BNP Paribas Securities Corp.	468,723	(468,723)	—
BNP Paribas Prime Brokerage Intl Ltd	3,071,207	(3,071,207)	—
Citigroup Global Markets Inc.	22,130	(22,130)	—
Deutsche Bank Securities Inc.	891,232	(891,232)	—
Goldman Sachs & Co. LLC	3,249,764	(3,249,764)	—
J.P. Morgan Securities LLC	460,820	(460,820)	—
MUFG Securities Americas Inc.	167,076	(167,076)	—
Morgan Stanley & Co. LLC	3,648,686	(3,648,686)	—
Nomura Securities International, Inc.	281,970	(281,970)	—
RBC Capital Markets, LLC	773,229	(773,229)	—
Scotia Capital (USA) INC	550,416	(550,416)	—
SunTrust Robinson Humphrey,Inc	24,246	(24,246)	—
UBS AG	3,604,995	(3,604,995)	—
UBS Securities LLC.	199,982	(199,982)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Securities LLC	$102,603	$(102,603)	$—
Total	$18,279,957	$(18,279,957)	$—

(1)
Cash collateral with a fair value of $18,728,834 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$23,140,496	$(23,140,496)	$—
Credit Suisse Securities (USA) LLC	31,136,123	(31,136,123)	—
SG Americas Securities, LLC	1,759,275	(1,759,275)	—
State Street Bank and Trust Company	10,185,319	(10,185,319)	—
Wells Fargo Bank NA	11,807,366	(11,807,366)	—
Wells Fargo Securities LLC	10,939,626	(10,939,626)	—
Total	$88,968,205	$(88,968,205)	$—

(1)
Cash collateral with a fair value of $90,855,923 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,506,168	$(1,506,168)	$—
Citigroup Global Markets Inc.	1,370,525	(1,370,525)	—
Goldman Sachs & Co. LLC	2,258,724	(2,258,724)	—
Total	$5,135,416	$(5,135,416)	$—

(1)
Cash collateral with a fair value of $5,241,493 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$466,981	$(466,981)	$—
Goldman Sachs & Co. LLC	345,889	(345,889)	—
HSBC Securities (USA) Inc.	193,863	(193,863)	—
J.P. Morgan Securities LLC	50,627	(50,627)	—
Societe Generale	1,801,901	(1,801,901)	—
TD Prime Services LLC	300	(300)	—
TD Securities (USA) Inc.	66,504	(66,504)	—
Total	$2,926,065	$(2,926,065)	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — SECURITIES LENDING (continued)

(1)
Cash collateral with a fair value of $2,992,151 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$9,451	$(9,451)	$—
Citigroup Global Markets Inc.	7,273,014	(7,273,014)	—
J.P. Morgan Securities LLC	537,070	(537,070)	—
MUFG Securities Americas Inc.	59,170,878	(59,170,878)	—
Morgan Stanley & Co. LLC	3,310,003	(3,310,003)	—
National Financial Services LLC	2,734,411	(2,734,411)	—
Natixis Securities America LLC	85,405	(85,405)	—
State Street Bank and Trust Company	7,134,958	(7,134,958)	—
TD Prime Services LLC	5,659,422	(5,659,422)	—
Wells Fargo Bank NA	13,601,465	(13,601,465)	—
Wells Fargo Securities LLC	37,962	(37,962)	—
Total	$99,554,039	$(99,554,039)	$—

(1)
Cash collateral with a fair value of $101,636,299 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$17,995	$(17,995)	$—
BMO Capital Markets Corp	89,412	(89,412)	—
BNP Paribas Prime Brokerage Intl Ltd	1,764,658	(1,764,658)	—
BNP Paribas Securities Corp.	705,505	(705,505)	—
BofA Securities Inc	2,202,878	(2,202,878)	—
Citadel Securiites LLC	104,351	(104,351)	—
Citigroup Global Markets Inc.	1,172,662	(1,172,662)	—
Cowen Excecution Services LLC	460,324	(460,324)	—
Goldman Sachs & Co. LLC	50,946	(50,946)	—
Janney Montgomery Scott LLC	181,870	(181,870)	—
Jefferies LLC	5,949	(5,949)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$1,093,875	$(1,093,875)	$—
National Bank of Canada Financial INC	122,792	(122,792)	—
National Financial Services LLC	981,636	(981,636)	—
Natixis Securities America LLC	2,278,312	(2,278,312)	—
Nomura Securities International, Inc.	129,641	(129,641)	—
RBC Capital Markets, LLC	8,528	(8,528)	—
TD Prime Services LLC	634,605	(634,605)	—
Wells Fargo Securities LLC	67,061	(67,061)	—
Total	$12,073,000	$(12,073,000)	$—

(1)
Cash collateral with a fair value of $12,375,533 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax difference has been reclassified as of December 31, 2021:
	Paid-in Capital	Distributable Earnings
Limited Maturity Bond	$(105,320)	$105,320
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2021			Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Balanced Income	$7,905,951	$—	$—	$21,828,359	$14,167,103	$—
High Yield	26,052,458	—	899,394	28,067,198	—	294,300
Large Cap Growth	245,081,324	908,624,514	—	31,912,449	669,820,320	—
Large Cap Value	11,621,055	12,725,651	—	19,583,697	85,420,555	—
Limited Maturity Bond	6,417,006	—	—	7,979,614	—	—
U.S. Stock Index	96,193,161	724,907,681	—	137,870,577	271,478,624	—
Clarion Real Estate	4,712,171	—	—	14,713,230	18,868,227	—
JPMorgan Small Cap Core Equity	9,459,470	25,513,173	—	—	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Balanced Income	$8,313,737	$21,081,561	$17,097,518	$—	—	—	$(32,409)	$46,460,407
High Yield	—	—	19,819,943	(43,532,801)	Long-term	None	(18,737)	(23,731,595)
Large Cap Growth	369,512,810	1,203,826,915	1,103,289,646	—	—	—	(153,170)	2,676,476,201
Large Cap Value	129,197,009	166,437,226	54,973,358	—	—	—	(41,786)	350,565,807
Limited Maturity Bond	—	—	(617,451)	(416,690)	Short-term	None	(8,584)	(1,240,402)
				(197,677)	Long-term	None
				$(614,367)
U.S. Stock Index	13,695,282	666,920,521	4,284,158,567	—	—	—	(105,311)	4,964,669,059
Clarion Real Estate	8,811,689	35,906,239	73,500,058	—	—	—	(14,747)	118,203,239
JPMorgan Small Cap Core Equity	31,093,711	69,287,392	140,971,844	—	—	—	(15,331)	241,337,616
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04
(“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2021, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0382	February 1, 2022	Daily
Class I	$0.0433	February 1, 2022	Daily
Class S	$0.0411	February 1, 2022	Daily
Class S2	$0.0399	February 1, 2022	Daily
Limited Maturity Bond
Class ADV	$0.0042	February 1, 2022	Daily
Class I	$0.0094	February 1, 2022	Daily
Class S	$0.0073	February 1, 2022	Daily
Fund changes: On January 27, 2022, the Board approved a name change for Clarion Real Estate. Effective May 1, 2022, the Portfolio will be known as “VY® CBRE Real Estate Portfolio.”
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 44.6%
	Communication Services: 3.6%
944 (1)	Alphabet, Inc. - Class A	$2,734,806	0.8
47,376	AT&T, Inc.	1,165,450	0.3
4,566 (2)	Auto Trader Group PLC	45,728	0.0
2,700	Capcom Co., Ltd.	63,589	0.0
27,399	Comcast Corp. - Class A	1,378,992	0.4
8,406	Deutsche Telekom AG	155,322	0.1
4,655	Electronic Arts, Inc.	613,994	0.2
968	Elisa OYJ	59,605	0.0
24,000	HKT Trust & HKT Ltd. - Stapled Security	32,248	0.0
500	KDDI Corp.	14,622	0.0
6,492	Lumen Technologies, Inc.	81,475	0.0
1,498 (1)	NetFlix, Inc.	902,455	0.3
10,511	New York Times Co.	507,681	0.2
200	Nintendo Co., Ltd.	93,571	0.0
5,800	Nippon Telegraph & Telephone Corp.	158,620	0.1
4,471	Omnicom Group	327,590	0.1
11,727	Orange SA	125,270	0.1
2,763 (1)	ROBLOX Corp.	285,031	0.1
350 (2)	Scout24 SE	24,439	0.0
73,974 (3)	Sirius XM Holdings, Inc.	469,735	0.1
5,060 (1)	Snap, Inc.	237,972	0.1
5,000	SoftBank Corp.	63,153	0.0
14,139	Spark New Zealand Ltd.	43,725	0.0
204	Swisscom AG	115,081	0.1
3,109 (1)	Take-Two Interactive Software, Inc.	552,531	0.2
2,421	Tele2 AB	34,537	0.0
24,408	Telefonica Deutschland Holding AG	67,703	0.0
25,840	Telstra Corp., Ltd.	78,533	0.0
24,972	Verizon Communications, Inc.	1,297,545	0.4
75,896	Vodafone Group PLC	114,317	0.0
		11,845,320	3.6
	Consumer Discretionary: 4.0%
1,036 (1)	Amazon.com, Inc.	3,454,376	1.0
1,247	Bayerische Motoren Werke AG	124,753	0.0
3,100 (3)	Bridgestone Corp.	133,091	0.1
352 (1)	Chipotle Mexican Grill, Inc.	615,384	0.2
874	Cie Generale des Etablissements Michelin SCA	143,147	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
1,929	Daimler AG	$147,383	0.1
4,491	Darden Restaurants, Inc.	676,524	0.2
383	Domino’s Pizza, Inc.	216,138	0.1
3,384 (1)	Expedia Group, Inc.	611,557	0.2
62	Ferrari NV	15,959	0.0
19,227	H&R Block, Inc.	452,988	0.1
5,057	Hasbro, Inc.	514,702	0.1
600	Honda Motor Co., Ltd.	17,070	0.0
542 (2)	La Francaise des Jeux SAEM	24,020	0.0
8,615	LKQ Corp.	517,158	0.1
5,605	Nike, Inc. - Class B	934,185	0.3
1,235 (1)	O’Reilly Automotive, Inc.	872,194	0.3
2,989	Persimmon PLC	115,851	0.0
6,683	Ross Stores, Inc.	763,733	0.2
5,781 (1)	Royal Caribbean Cruises Ltd.	444,559	0.1
310	SEB SA	48,308	0.0
4,800	Sekisui House Ltd.	103,276	0.0
7,740	Service Corp. International	549,463	0.2
3,600	Subaru Corp.	64,324	0.0
2,862	Target Corp.	662,381	0.2
661 (1)	Tesla, Inc.	698,532	0.2
1,207	Wesfarmers Ltd.	52,078	0.0
3,731	Yum! Brands, Inc.	518,087	0.2
		13,491,221	4.0
	Consumer Staples: 3.0%
3,500	Ajinomoto Co., Inc.	106,547	0.0
7,711	Altria Group, Inc.	365,424	0.1
6,507	British American Tobacco PLC	241,616	0.1
6,978	Coles Group Ltd.	91,049	0.0
6,816	Colgate-Palmolive Co.	581,678	0.2
4,436	Constellation Brands, Inc.	1,113,303	0.3
18,560	Flowers Foods, Inc.	509,843	0.2
9,961	General Mills, Inc.	671,172	0.2
2,555	Hershey Co.	494,316	0.1
6,123	Imperial Brands PLC	134,184	0.1
27,462	J Sainsbury Plc	102,652	0.0
6,900 (3)	Japan Tobacco, Inc.	139,324	0.1
4,551	Koninklijke Ahold Delhaize NV	156,174	0.1
1,500	Lawson, Inc.	71,174	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
98	L’Oreal S.A.	$46,728	0.0
10,272	Mondelez International, Inc.	681,136	0.2
370	Nestle SA	51,658	0.0
3,854	PepsiCo, Inc.	669,479	0.2
17,525	Philip Morris International, Inc.	1,664,875	0.5
1,500 (3)	Pola Orbis Holdings, Inc.	24,999	0.0
12,447	Procter & Gamble Co.	2,036,080	0.6
5,626	Swedish Match AB	44,663	0.0
800	Toyo Suisan Kaisha Ltd.	33,919	0.0
500	Tsuruha Holdings, Inc.	48,009	0.0
28	Unilever PLC - ULVRL	1,502	0.0
1,457	Unilever PLC	78,104	0.0
		10,159,608	3.0
	Energy: 1.4%
41,418	BP PLC	185,578	0.1
25,530	Coterra Energy, Inc.	485,070	0.1
6,511	Chevron Corp.	764,066	0.2
2,192	ConocoPhillips	158,219	0.0
2,986	Diamondback Energy, Inc.	322,040	0.1
29,000	ENEOS Holdings, Inc.	108,339	0.1
12,047	ENI S.p.A.	167,426	0.1
8,016	Galp Energia SGPS SA	77,780	0.0
3,700	Idemitsu Kosan Co., Ltd.	94,423	0.0
31,628	Kinder Morgan, Inc.	501,620	0.2
2,170	Lundin Energy AB	77,649	0.0
2,846	Marathon Petroleum Corp.	182,115	0.1
1,046	OMV AG	59,154	0.0
1,413	Oneok, Inc.	83,028	0.0
3,404	Repsol SA	40,314	0.0
5,245	Targa Resources Corp.	273,999	0.1
4,886	Valero Energy Corp.	366,987	0.1
22,219	Williams Cos., Inc.	578,583	0.2
		4,526,390	1.4
	Financials: 6.6%
5,583	3i Group PLC	109,445	0.0
21,073	Abrdn PLC	68,656	0.0
2,472	Admiral Group Plc	105,812	0.0
4,771	Allstate Corp.	561,308	0.2
1,774	Ameriprise Financial, Inc.	535,145	0.2
650 (2)	Amundi SA	53,615	0.0
2,077	Aon PLC	624,263	0.2
6,560	Assicurazioni Generali S.p.A.	138,644	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
3,212	Assurant, Inc.	$500,622	0.2
1,453	ASX Ltd.	98,200	0.0
2,887	AXA S.A.	85,926	0.0
10,525	Bank Hapoalim BM	108,323	0.0
11,398	Bank Leumi Le-Israel BM	122,255	0.1
9,379	Bank OZK	436,405	0.1
21,597	Barclays PLC	55,013	0.0
1,121	Blackrock, Inc.	1,026,343	0.3
1,045	BNP Paribas	72,252	0.0
36,500	BOC Hong Kong Holdings Ltd.	119,702	0.1
3,928	Cboe Global Markets, Inc.	512,211	0.2
4,588	Citigroup, Inc.	277,069	0.1
4,332	Credit Agricole SA	61,763	0.0
5,047 (3)	Danske Bank A/S	87,131	0.0
546	Deutsche Boerse AG	91,168	0.0
10,217	Essent Group Ltd.	465,180	0.1
352	Everest Re Group Ltd.	96,420	0.0
971	Factset Research Systems, Inc.	471,916	0.1
2,265	Fifth Third Bancorp	98,641	0.0
5,314	FinecoBank Banca Fineco SpA	93,061	0.0
3,783	First American Financial Corp.	295,944	0.1
5,238	FirstCash Holdings, Inc.	391,855	0.1
618	Groupe Bruxelles Lambert S.A.	69,022	0.0
2,523	Hancock Whitney Corp.	126,200	0.0
404	Hannover Rueck SE	76,597	0.0
2,188	Hanover Insurance Group, Inc.	286,759	0.1
946	Hargreaves Lansdown PLC	17,384	0.0
7,401	Hartford Financial Services Group, Inc.	510,965	0.2
5,012	Intercontinental Exchange, Inc.	685,491	0.2
3,329	International Bancshares Corp.	141,116	0.0
13,208	Israel Discount Bank Ltd.	88,682	0.0
10,500	Japan Post Bank Co. Ltd.	96,250	0.0
676	JPMorgan Chase & Co.	107,045	0.0
2,627	Lazard Ltd.	114,616	0.0
868	LPL Financial Holdings, Inc.	138,958	0.0
4,858	Marsh & McLennan Cos., Inc.	844,418	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
35,781	Medibank Pvt Ltd.	$87,148	0.0
2,331	Mercury General Corp.	123,683	0.0
33,634	MGIC Investment Corp.	485,002	0.1
15,100	Mitsubishi HC Capital, Inc.	74,708	0.0
40,000	Mitsubishi UFJ Financial Group, Inc.	217,691	0.1
1,695	Mizrahi Tefahot Bank Ltd.	65,276	0.0
11,100	Mizuho Financial Group, Inc.	140,984	0.1
3,600	MS&AD Insurance Group Holdings, Inc.	110,852	0.1
2,295	MSCI, Inc. - Class A	1,406,124	0.4
254	Muenchener Rueckversicherungs- Gesellschaft AG	74,983	0.0
2,694	Nasdaq, Inc.	565,767	0.2
19,516	Natwest Group PLC	59,764	0.0
2,183	NN Group NV	118,057	0.1
14,471	Nordea Bank Abp	176,525	0.1
19,786	Old Republic International Corp.	486,340	0.2
5,200	Oversea-Chinese Banking Corp., Ltd.	44,012	0.0
7,854 (2)	Poste Italiane SpA	102,889	0.0
6,719	Progressive Corp.	689,705	0.2
5,347	Prosperity Bancshares, Inc.	386,588	0.1
17,682	Regions Financial Corp.	385,468	0.1
2,367	RLI Corp.	265,341	0.1
1,326	S&P Global, Inc.	625,779	0.2
1,152	Schroders PLC	55,604	0.0
2,300	Singapore Exchange Ltd.	15,877	0.0
2,600	Sompo Holdings, Inc.	109,652	0.0
4,824	Standard Chartered PLC	29,334	0.0
14,329	Starwood Property Trust, Inc.	348,195	0.1
5,100	Sumitomo Mitsui Financial Group, Inc.	174,151	0.1
3,300	Sumitomo Mitsui Trust Holdings, Inc.	110,347	0.1
6,551	Synovus Financial Corp.	313,596	0.1
2,990	T. Rowe Price Group, Inc.	587,954	0.2
2,100	Tokio Marine Holdings, Inc.	116,906	0.1
5,681	Tradeweb Markets, Inc.	568,895	0.2
2,522	Tryg A/S	62,237	0.0
2,703	UBS Group AG	48,517	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
2,586	UMB Financial Corp.	$274,400	0.1
800	United Overseas Bank Ltd.	15,977	0.0
12,747	US Bancorp	715,999	0.2
6,991	Washington Federal, Inc.	233,360	0.1
5,820	Wells Fargo & Co.	279,244	0.1
496	Zurich Insurance Group AG	217,287	0.1
		22,038,009	6.6
	Health Care: 6.4%
7,114	Abbott Laboratories	1,001,224	0.3
3,821	AbbVie, Inc.	517,363	0.2
3,043	Agilent Technologies, Inc.	485,815	0.1
2,421	Amgen, Inc.	544,652	0.2
866	Anthem, Inc.	401,426	0.1
7,378	Baxter International, Inc.	633,328	0.2
2,901	Becton Dickinson & Co.	729,544	0.2
16,206	Bristol-Myers Squibb Co.	1,010,444	0.3
1,115	Cerner Corp.	103,550	0.0
155	Coloplast A/S	27,292	0.0
396	CSL Ltd.	83,754	0.0
3,193	CVS Health Corp.	329,390	0.1
3,110	Danaher Corp.	1,023,221	0.3
1,659 (1)	DexCom, Inc.	890,800	0.3
7,943	Eli Lilly & Co.	2,194,015	0.7
846	Fisher & Paykel Healthcare Corp. Ltd.	18,953	0.0
11,282	Gilead Sciences, Inc.	819,186	0.2
14,216	GlaxoSmithKline PLC	309,521	0.1
2,203	Hikma Pharmaceuticals PLC	66,158	0.0
6,495 (1)	Horizon Therapeutics Plc	699,901	0.2
600	Hoya Corp.	89,035	0.1
320	Ipsen SA	29,283	0.0
13,174	Johnson & Johnson	2,253,676	0.7
1,171	Koninklijke Philips NV	43,340	0.0
2,182	McKesson Corp.	542,380	0.2
2,326	Medtronic PLC	240,625	0.1
16,037	Merck & Co., Inc.	1,229,076	0.4
2,232	Novartis AG	196,130	0.1
1,620 (3)	Orion Oyj	67,293	0.0
1,800 (3)	Otsuka Holdings Co. Ltd.	65,486	0.0
29,809	Pfizer, Inc.	1,760,221	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
1,074	Recordati Industria Chimica e Farmaceutica SpA	$68,966	0.0
211	Roche Holding AG	87,536	0.1
2,422	Sanofi	243,033	0.1
2,300	Santen Pharmaceutical Co., Ltd.	28,080	0.0
113	Sonova Holding AG - Reg	44,160	0.0
2,800	Takeda Pharmaceutical Co., Ltd.	76,463	0.0
286	Teleflex, Inc.	93,945	0.0
1,252	Thermo Fisher Scientific, Inc.	835,385	0.2
1,717	UnitedHealth Group, Inc.	862,174	0.3
2,017	Zoetis, Inc.	492,209	0.1
		21,238,033	6.4
	Industrials: 4.7%
4,542	3M Co.	806,795	0.2
1,704	ABB Ltd.	64,944	0.0
2,823	Allegion Public Ltd.	373,878	0.1
4,828	Ametek, Inc.	709,909	0.2
6,480	AO Smith Corp.	556,308	0.2
35	AP Moller - Maersk A/S - Class B	124,926	0.1
38,493	Aurizon Holdings Ltd.	97,796	0.1
18,396	BAE Systems PLC	137,182	0.1
5,456	Booz Allen Hamilton Holding Corp.	462,614	0.1
11,339	Brambles Ltd.	87,722	0.0
1,054	Bureau Veritas SA	34,992	0.0
506	Cie de Saint-Gobain	35,595	0.0
7,458 (1)	CoStar Group, Inc.	589,406	0.2
5,554	CSX Corp.	208,830	0.1
1,617	Cummins, Inc.	352,732	0.1
2,100	Dai Nippon Printing Co., Ltd.	52,850	0.0
703 (1)	Daimler Truck Holding AG	25,844	0.0
789	DCC PLC	64,590	0.0
3,189	Deutsche Post AG	205,119	0.1
273	DSV A/S	63,617	0.0
4,637	Eaton Corp. PLC	801,366	0.2
4,330	Emerson Electric Co.	402,560	0.1
295	Ferguson PLC	52,400	0.0
3,804	Fortive Corp.	290,207	0.1
959	GEA Group AG	52,380	0.0
107	Geberit AG - Reg	87,219	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
1,487	IHS Markit Ltd.	$197,652	0.1
1,100	Jardine Matheson Holdings Ltd.	60,486	0.0
9,530	Johnson Controls International plc	774,884	0.2
1,376	Kone Oyj	98,740	0.1
1,995	L3Harris Technologies, Inc.	425,414	0.1
787	Legrand S.A.	92,174	0.0
1,259	Leidos Holdings, Inc.	111,925	0.0
238	Lockheed Martin Corp.	84,588	0.0
2,447	Manpowergroup, Inc.	238,167	0.1
1,800	Mitsubishi Corp.	57,156	0.0
800	Nippon Yusen KK	61,002	0.0
2,840	Pentair PLC	207,405	0.1
5,266	Quanta Services, Inc.	603,800	0.2
1,502	Randstad NV	102,462	0.1
2,336	Relx PLC (GBP Exchange)	76,263	0.0
4,274	Robert Half International, Inc.	476,637	0.1
1,621	Rockwell Automation, Inc.	565,486	0.2
1,363	Roper Technologies, Inc.	670,405	0.2
85	Schneider Electric SE	16,711	0.0
1,400	Secom Co., Ltd.	97,281	0.0
3,800	SG Holdings Co. Ltd.	89,104	0.0
600	Sohgo Security Services Co., Ltd.	23,842	0.0
6,900	Sumitomo Corp.	102,116	0.1
815 (1)	TransDigm Group, Inc.	518,568	0.2
4,036	TransUnion	478,589	0.1
2,302	United Parcel Service, Inc. - Class B	493,411	0.1
2,488	Verisk Analytics, Inc.	569,080	0.2
6,590	Waste Connections, Inc.	898,019	0.3
772	Wolters Kluwer NV	90,865	0.0
1,094	WW Grainger, Inc.	566,955	0.2
3,500	Yamato Holdings Co., Ltd.	82,220	0.0
		15,673,188	4.7
	Information Technology: 9.6%
1,632	Accenture PLC	676,546	0.2
2,892 (1)	Adobe, Inc.	1,639,938	0.5
8,914 (1)	Advanced Micro Devices, Inc.	1,282,725	0.4
6,135	Amdocs Ltd.	459,143	0.1
22,897	Apple, Inc.	4,065,820	1.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
39	ASM International NV	$17,215	0.0
2,330	Automatic Data Processing, Inc.	574,531	0.2
1,498 (1)	Bill.com Holdings, Inc.	373,227	0.1
1,200	Brother Industries Ltd.	23,129	0.0
2,545	CDW Corp.	521,165	0.2
24,467	Cisco Systems, Inc.	1,550,474	0.5
8,213	Cognizant Technology Solutions Corp.	728,657	0.2
1,559	Dassault Systemes SE	92,519	0.0
2,059 (1)	Datadog, Inc.	366,728	0.1
5,164	Dolby Laboratories, Inc.	491,716	0.1
3,284	Entegris, Inc.	455,097	0.1
1,631 (1)	Gartner, Inc.	545,276	0.2
9,690	Genpact Ltd.	514,345	0.2
6,592	International Business Machines Corp.	881,087	0.3
3,212	Intuit, Inc.	2,066,023	0.6
2,955	Jack Henry & Associates, Inc.	493,455	0.1
14,287	Marvell Technology, Inc.	1,249,970	0.4
15,742	Microsoft Corp.	5,294,349	1.6
1,612	Motorola Solutions, Inc.	437,980	0.1
2,771	NetApp, Inc.	254,904	0.1
19,088	NortonLifeLock, Inc.	495,906	0.1
6,018	Nvidia Corp.	1,769,954	0.5
4,866	Oracle Corp.	424,364	0.1
1,135 (1)	Palo Alto Networks, Inc.	631,923	0.2
3,673	Paychex, Inc.	501,365	0.2
1,672 (1)	Paycom Software, Inc.	694,198	0.2
5,207	Qualcomm, Inc.	952,204	0.3
200	Rohm Co., Ltd.	18,194	0.0
9,050	Sage Group PLC/The	104,717	0.0
1,374 (1)	ServiceNow, Inc.	891,877	0.3
1,900 (1)	Trend Micro, Inc.	105,481	0.1
825 (1)	Zebra Technologies Corp.	491,040	0.1
		32,137,242	9.6
	Materials: 1.5%
974	Air Liquide SA	169,870	0.1
2,388	Air Products & Chemicals, Inc.	726,573	0.2
5,301 (3)	BHP Group Ltd.	160,046	0.1
697 (2)	Covestro AG	42,899	0.0
1,307	CRH PLC	69,192	0.0
5,022	Crown Holdings, Inc.	555,534	0.2
3,148	Evonik Industries AG	101,697	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
11,329	Evraz PLC	$92,624	0.0
1,163	Fortescue Metals Group Ltd.	16,348	0.0
438	HeidelbergCement AG	29,642	0.0
2,110	Holcim Ltd.	107,313	0.1
11,348	International Paper Co.	533,129	0.2
700	Nitto Denko Corp.	54,077	0.0
1,113	Novozymes A/S	91,388	0.0
3,870	Packaging Corp. of America	526,900	0.2
711	PPG Industries, Inc.	122,605	0.0
3,910	Rio Tinto Ltd.	285,321	0.1
1,482	Sherwin-Williams Co.	521,901	0.1
217	Sika AG	90,189	0.0
643	Smurfit Kappa PLC	35,440	0.0
8,050	Sonoco Products Co.	466,014	0.1
6,000	Sumitomo Chemical Co., Ltd.	28,295	0.0
598	Symrise AG	88,441	0.0
759	Yara International ASA	38,267	0.0
		4,953,705	1.5
	Real Estate: 1.9%
1,600	Daiwa House Industry Co., Ltd.	45,982	0.0
477	Digital Realty Trust, Inc.	84,367	0.0
4,471	First Industrial Realty Trust, Inc.	295,980	0.1
10,165	Gaming and Leisure Properties, Inc.	494,629	0.2
4,625	Goodman Group	89,155	0.0
6,679	GPT Group	26,337	0.0
9,700	Hongkong Land Holdings Ltd. - HKHGF	50,436	0.0
7,078	Invitation Homes, Inc.	320,917	0.1
5,273	Iron Mountain, Inc.	275,936	0.1
435	LEG Immobilien SE	60,649	0.0
3,415	Life Storage, Inc.	523,110	0.2
14,100	Link REIT	124,211	0.1
614	Mid-America Apartment Communities, Inc.	140,876	0.0
6,811	National Retail Properties, Inc.	327,405	0.1
6,887	National Storage Affiliates Trust	476,580	0.1
1,300	Nomura Real Estate Holdings, Inc.	29,955	0.0
2,835	ProLogis, Inc.	477,301	0.1
1,850	PS Business Parks, Inc.	340,714	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
8,885	Realty Income Corp.	$636,077	0.2
2,954	SBA Communications Corp.	1,149,165	0.3
5,868	Segro PLC	114,201	0.1
3,846	Spirit Realty Capital, Inc.	185,339	0.1
6,000	Sun Hung Kai Properties Ltd.	72,805	0.0
9,600	Swire Properties Ltd.	24,066	0.0
		6,366,193	1.9
	Utilities: 1.9%
4,000	CK Infrastructure Holdings Ltd.	25,485	0.0
12,000	CLP Holdings Ltd.	121,257	0.1
4,624	DTE Energy Co.	552,753	0.2
7,908	Duke Energy Corp.	829,549	0.2
1,391	E.ON AG	19,331	0.0
296 (3)	Elia Group SA/NV	39,014	0.0
2,831	Enagas	65,768	0.0
712	Endesa S.A.	16,391	0.0
6,902	Engie SA	102,187	0.0
3,796	Entergy Corp.	427,620	0.1
17,500	HK Electric Investments & HK Electric Investments Ltd. - Stapled Security	17,169	0.0
1,971	Iberdrola S.A. - IBEE	23,337	0.0
9,395	MDU Resources Group, Inc.	289,742	0.1
5,078	National Fuel Gas Co.	324,687	0.1
13,855	National Grid PLC	199,779	0.1
3,700	Osaka Gas Co., Ltd.	61,195	0.0
12,000	Power Assets Holdings Ltd.	74,800	0.0
18,203	PPL Corp.	547,182	0.2
9,137	Public Service Enterprise Group, Inc.	609,712	0.2
3,651	Red Electrica Corp. SA	78,951	0.0
2,019	Sempra Energy	267,073	0.1
439	Severn Trent PLC	17,530	0.0
3,943	Snam SpA	23,749	0.0
9,417	Southern Co.	645,818	0.2
14,380	Terna - Rete Elettrica Nazionale	116,329	0.1
3,200	Tokyo Gas Co., Ltd.	57,441	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
2,139	UGI Corp.	$98,202	0.0
7,236	United Utilities Group PLC	106,770	0.0
5,759	WEC Energy Group, Inc.	559,026	0.2
		6,317,847	1.9
	Total Common Stock (Cost $126,676,430)	148,746,756	44.6
EXCHANGE-TRADED FUNDS: 0.8%
5,682	iShares MSCI EAFE Value Index ETF	286,316	0.1
13,116	iShares Russell 1000 Value ETF	2,202,570	0.7
	Total Exchange-Traded Funds (Cost $2,420,717)	2,488,886	0.8
MUTUAL FUNDS: 9.8%
	Affiliated Investment Companies: 9.8%
214,502	Voya Emerging Markets Hard Currency Debt Fund - Class P	2,012,032	0.6
3,127,243	Voya Floating Rate Fund - Class P	28,239,002	8.5
297,761	Voya High Yield Bond Fund - Class P	2,391,021	0.7
	Total Mutual Funds (Cost $33,758,742)	32,642,055	9.8
PREFERRED STOCK: 0.2%
	Consumer Staples: 0.0%
1,618	Henkel AG & Co. KGaA	130,558	0.0

	Financials: 0.2%
50 (1)(4)	Fannie Mae	512,500	0.2

	Materials: 0.0%
441	Fuchs Petrolub SE	19,928	0.0
	Total Preferred Stock (Cost $4,271,829)	662,986	0.2
OTHER(5): —%
	Consumer Discretionary: —%
120,000 (6)(7)	General Motors Co. Escrow	—	—
	Total Other (Cost $—)	—	—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.6%
	Basic Materials: 0.6%
200,000 (2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	$213,311	0.1
70,000 (2)(3)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	72,827	0.0
70,000 (2)(3)	Coeur Mining, Inc., 5.125%, 02/15/2029	64,252	0.0
70,000 (2)	Compass Minerals International, Inc., 6.750%, 12/01/2027	74,217	0.1
70,000 (2)	Diamond BC BV, 4.625%, 10/01/2029	69,544	0.0
250,000 (2)	Evraz PLC, 5.250%, 04/02/2024	263,571	0.1
70,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	72,725	0.0
200,000 (2)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	213,478	0.1
70,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	70,080	0.0
70,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	74,748	0.1
70,000 (2)(8)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	70,873	0.0
12,000 (2)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	13,068	0.0
70,000 (2)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	72,546	0.0
70,000 (2)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	69,048	0.0
70,000 (2)	Novelis Corp., 3.875%, 08/15/2031	69,671	0.0
70,000	Olin Corp., 5.125%, 09/15/2027	71,908	0.0
70,000 (2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	73,327	0.0
200,000	Suzano Austria GmbH, 5.000%, 01/15/2030	219,584	0.1
70,000 (2)	Taseko Mines Ltd., 7.000%, 02/15/2026	72,873	0.0
50,000 (2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	51,076	0.0
55,000 (2)	Tronox, Inc., 4.625%, 03/15/2029	55,031	0.0
15,000 (2)	Unifrax Escrow Issuer Corp., 5.250%, 09/30/2028	15,191	0.0
35,000 (2)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	33,636	0.0
		2,076,585	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 0.8%
200,000 (3)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	$193,290	0.1
70,000	AMC Networks, Inc., 4.250%, 02/15/2029	69,689	0.0
70,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	69,198	0.0
70,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	68,995	0.0
70,000 (2)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	74,845	0.0
70,000 (2)(3)	CommScope Technologies LLC, 5.000%, 03/15/2027	65,520	0.0
70,000	CSC Holdings LLC, 5.250%, 06/01/2024	72,886	0.0
85,000 (2)	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 08/15/2027	87,142	0.1
70,000	DISH DBS Corp., 5.125%, 06/01/2029	63,813	0.0
70,000	Embarq Corp., 7.995%, 06/01/2036	78,515	0.1
60,000 (2)	Audacy Capital Corp., 6.500%, 05/01/2027	59,412	0.0
70,000 (2)	Frontier Communications Holdings LLC, 5.000%, 05/01/2028	72,227	0.0
70,000 (2)	GCI LLC, 4.750%, 10/15/2028	71,939	0.0
70,000 (2)(3)	Gray Escrow II, Inc., 5.375%, 11/15/2031	72,138	0.0
70,000 (3)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	78,417	0.1
70,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	73,894	0.0
75,000 (2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	74,532	0.0
70,000 (2)	Midas OpCo Holdings LLC, 5.625%, 08/15/2029	71,773	0.0
70,000 (2)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	72,170	0.0
70,000	Netflix, Inc., 5.875%, 11/15/2028	84,293	0.1
70,000 (2)(3)	Radiate Holdco LLC / Radiate Finance, Inc., 4.500%, 09/15/2026	70,785	0.0
70,000 (2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	70,021	0.0
70,000 (2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	66,431	0.0
70,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	72,841	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
70,000 (2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	$72,085	0.0
70,000	Sprint Corp., 7.625%, 03/01/2026	84,131	0.1
70,000 (3)	TEGNA, Inc., 5.000%, 09/15/2029	71,702	0.0
70,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	75,482	0.0
70,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	75,496	0.1
70,000 (2)	Urban One, Inc., 7.375%, 02/01/2028	72,202	0.0
70,000 (9)	ViacomCBS, Inc., 6.250%, 02/28/2057	78,934	0.1
70,000 (2)	ViaSat, Inc., 5.625%, 09/15/2025	70,436	0.0
70,000 (2)	Viavi Solutions, Inc., 3.750%, 10/01/2029	70,097	0.0
		2,525,331	0.8
	Consumer, Cyclical: 1.5%
70,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	68,921	0.0
70,000 (2)	Academy Ltd., 6.000%, 11/15/2027	74,774	0.1
70,000 (2)	Adams Homes, Inc., 7.500%, 02/15/2025	73,226	0.0
70,000 (2)	Affinity Gaming, 6.875%, 12/15/2027	72,899	0.0
70,000 (2)	Allison Transmission, Inc., 5.875%, 06/01/2029	76,222	0.1
70,000 (2)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	72,900	0.0
70,000 (2)	Arko Corp., 5.125%, 11/15/2029	67,738	0.0
70,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	71,244	0.0
70,000 (2)	Boyd Gaming Corp., 4.750%, 06/15/2031	71,522	0.0
45,000 (2)	Boyne USA, Inc., 4.750%, 05/15/2029	46,427	0.0
70,000 (2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	70,147	0.0
70,000 (2)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	73,563	0.1
70,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	73,094	0.0
70,000 (2)	Century Communities, Inc., 3.875%, 08/15/2029	70,625	0.0
200,000 (2)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	202,495	0.1
165,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	180,309	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
200,000 (2)	Falabella SA, 3.375%, 01/15/2032	$198,287	0.1
70,000 (2)(3)	Foot Locker, Inc., 4.000%, 10/01/2029	70,221	0.0
70,000 (2)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	68,873	0.0
70,000 (2)(3)	Gap, Inc./The, 3.875%, 10/01/2031	69,152	0.0
70,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	73,456	0.1
200,000 (2)	InRetail Consumer, 3.250%, 03/22/2028	198,289	0.1
70,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	72,903	0.0
70,000 (2)	Interface, Inc., 5.500%, 12/01/2028	73,428	0.0
70,000 (2)	IRB Holding Corp., 7.000%, 06/15/2025	74,129	0.1
70,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	86,552	0.1
70,000 (2)	LBM Acquisition LLC, 6.250%, 01/15/2029	69,311	0.0
70,000 (2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	72,049	0.0
70,000 (2)	LGI Homes, Inc, 4.000%, 07/15/2029	69,841	0.0
70,000 (2)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	71,349	0.0
70,000	M/I Homes, Inc., 3.950%, 02/15/2030	69,056	0.0
70,000	Meritage Homes Corp., 5.125%, 06/06/2027	77,198	0.1
70,000 (2)	Meritor, Inc., 4.500%, 12/15/2028	70,281	0.0
70,000	MGM Resorts International, 5.500%, 04/15/2027	74,626	0.1
70,000 (2)	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 05/01/2029	70,456	0.0
70,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	72,876	0.0
70,000 (2)(3)	Penn National Gaming, Inc., 4.125%, 07/01/2029	68,006	0.0
70,000 (2)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	69,989	0.0
45,000 (2)(3)	Royal Caribbean Cruises Ltd., 5.500%, 04/01/2028	45,598	0.0
25,000 (2)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	26,469	0.0
35,000 (2)	Scientific Games International, Inc., 5.000%, 10/15/2025	36,079	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
35,000 (2)	Scientific Games International, Inc., 8.250%, 03/15/2026	$36,882	0.0
70,000 (2)	Scotts Miracle-Gro Co/The, 4.375%, 02/01/2032	69,931	0.0
70,000 (2)	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	71,437	0.0
70,000 (2)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	72,092	0.0
70,000 (2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	70,784	0.0
70,000 (2)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	73,436	0.1
70,000 (2)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	71,506	0.0
70,000 (2)(3)	SRS Distribution, Inc., 6.125%, 07/01/2029	71,438	0.0
70,000 (2)(3)	Staples, Inc., 10.750%, 04/15/2027	66,048	0.0
70,000 (2)	Station Casinos LLC, 4.500%, 02/15/2028	70,533	0.0
70,000 (2)	STL Holding Co. LLC, 7.500%, 02/15/2026	74,113	0.1
70,000 (2)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	70,241	0.0
70,000	Tri Pointe Homes, Inc., 5.700%, 06/15/2028	77,097	0.1
70,000 (3)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	72,086	0.0
70,000 (2)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	73,142	0.0
70,000 (2)	Victoria’s Secret & Co., 4.625%, 07/15/2029	71,682	0.0
35,000 (2)	Viking Cruises Ltd., 5.875%, 09/15/2027	33,362	0.0
35,000 (2)	Viking Cruises Ltd., 13.000%, 05/15/2025	39,660	0.0
70,000 (2)	Wheel Pros, Inc., 6.500%, 05/15/2029	67,298	0.0
70,000 (2)	William Carter Co/The, 5.625%, 03/15/2027	72,433	0.0
70,000 (2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	72,376	0.0
70,000 (2)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	68,165	0.0
35,000 (2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	36,107	0.0
		4,816,429	1.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: 1.0%
70,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	$73,678	0.1
70,000 (2)	ACCO Brands Corp., 4.250%, 03/15/2029	69,581	0.0
200,000 (2)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	208,869	0.1
70,000 (2)	ADT Security Corp./The, 4.125%, 08/01/2029	69,076	0.0
70,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	70,258	0.0
25,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	26,262	0.0
50,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	53,479	0.0
70,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	72,072	0.0
70,000 (2)	AMN Healthcare, Inc., 4.625%, 10/01/2027	72,625	0.0
70,000 (2)	APi Escrow Corp., 4.750%, 10/15/2029	71,507	0.0
70,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	61,708	0.0
55,000 (2)(3)	Block, Inc., 3.500%, 06/01/2031	56,470	0.0
70,000 (2)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	72,800	0.1
35,000	Centene Corp., 2.625%, 08/01/2031	34,358	0.0
35,000	Centene Corp., 4.625%, 12/15/2029	37,807	0.0
25,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	25,723	0.0
70,000 (2)	CoreLogic, Inc., 4.500%, 05/01/2028	69,840	0.0
70,000 (2)	CPI Acquisition, Inc., 8.625%, 03/15/2026	74,115	0.1
70,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	71,789	0.0
225,000 (2)	DP World Crescent Ltd., 3.750%, 01/30/2030	238,523	0.1
20,000	Encompass Health Corp., 4.625%, 04/01/2031	20,380	0.0
70,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	72,783	0.0
70,000	HCA, Inc., 3.500%, 09/01/2030	74,121	0.1
200,000 (2)	Hutama Karya Persero PT, 3.750%, 05/11/2030	214,170	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
56,000 (2)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	$60,186	0.0
51,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	62,492	0.0
70,000 (2)	Lamb Weston Holdings, Inc., 4.125%, 01/31/2030	71,954	0.0
70,000 (2)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	70,600	0.0
70,000 (2)	Mozart Debt Merger Sub, Inc., 3.875%, 04/01/2029	69,893	0.0
70,000 (2)(3)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	66,676	0.0
40,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	41,371	0.0
70,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 4.750%, 07/15/2031	69,231	0.0
15,000 (2)(3)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	15,556	0.0
70,000 (2)	Pilgrim’s Pride Corp., 3.500%, 03/01/2032	70,816	0.0
70,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	71,422	0.0
70,000 (2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	69,415	0.0
70,000 (2)	Select Medical Corp., 6.250%, 08/15/2026	74,236	0.1
70,000 (2)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	69,067	0.0
70,000	Spectrum Brands, Inc., 5.750%, 07/15/2025	71,559	0.0
70,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	74,078	0.1
70,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	67,236	0.0
45,000 (2)	United Natural Foods, Inc., 6.750%, 10/15/2028	48,252	0.0
70,000	United Rentals North America, Inc., 3.750%, 01/15/2032	70,591	0.0
70,000 (2)	Vizient, Inc., 6.250%, 05/15/2027	73,133	0.1
		3,199,758	1.0
	Energy: 1.5%
70,000 (2)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	75,275	0.0
70,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	72,607	0.0
70,000	Apache Corp., 4.375%, 10/15/2028	76,260	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
70,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	$73,090	0.0
70,000 (2)	Baytex Energy Corp., 8.750%, 04/01/2027	73,395	0.0
35,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	36,155	0.0
60,000	Callon Petroleum Co., 6.125%, 10/01/2024	59,162	0.0
70,000 (2)	CNX Resources Corp., 7.250%, 03/14/2027	74,321	0.0
70,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	71,645	0.0
70,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	79,170	0.1
46,000	Devon Energy Corp., 5.250%, 10/15/2027	48,530	0.0
70,000 (2)	DT Midstream, Inc., 4.125%, 06/15/2029	71,779	0.0
350,000	Empresa Nacional del Petroleo, 3.750%, 08/05/ 2026	359,557	0.1
70,000 (2)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	72,812	0.0
450,000 (9)	Energy Transfer L.P., 7.125%, 12/31/2199	457,875	0.2
70,000	EnLink Midstream LLC, 5.375%, 06/01/2029	71,693	0.0
70,000 (2)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	72,359	0.0
35,000 (2)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	38,102	0.0
70,000 (2)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	69,594	0.0
70,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	72,249	0.0
70,000 (2)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	71,815	0.0
70,000 (2)	Independence Energy Finance LLC, 7.250%, 05/01/2026	72,806	0.0
350,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	408,844	0.1
200,000 (2)	Lukoil Capital DAC, 3.600%, 10/26/2031	195,187	0.1
70,000	Murphy Oil Corp., 6.375%, 07/15/2028	74,505	0.0
60,000 (2)	Nabors Industries, Inc., 7.375%, 05/15/2027	62,171	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
70,000 (2)	Oasis Petroleum, Inc., 6.375%, 06/01/2026	$73,603	0.0
70,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	86,743	0.1
225,000	Petroleos del Peru SA, 4.750%, 06/19/2032	235,166	0.1
425,000	Petroleos Mexicanos, 5.950%, 01/28/2031	413,822	0.2
135,500 (2)	Petroleos Mexicanos, 6.700%, 02/16/2032	137,123	0.1
200,000 (2)	Qatar Energy, 3.125%, 07/12/2041	202,652	0.1
70,000 (2)	Rockcliff Energy II LLC, 5.500%, 10/15/2029	72,217	0.0
70,000	Southwestern Energy Co., 5.375%, 02/01/2029	74,124	0.0
70,000 (2)	Strathcona Resources Ltd., 6.875%, 08/01/2026	68,877	0.0
70,000 (2)	SunCoke Energy, Inc., 4.875%, 06/30/2029	69,755	0.0
70,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	71,205	0.0
70,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	69,487	0.0
70,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	76,138	0.0
100,000 (2)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	106,173	0.1
70,000 (2)	Vine Energy Holdings LLC, 6.750%, 04/15/2029	76,073	0.0
70,000 (2)	Viper Energy Partners L.P., 5.375%, 11/01/2027	72,388	0.0
70,000 (2)	Weatherford International Ltd., 8.625%, 04/30/2030	72,786	0.0
70,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	83,749	0.1
		4,973,039	1.5
	Financial: 0.6%
70,000	Ally Financial, Inc., 5.750%, 11/20/2025	79,020	0.1
70,000 (2)	AmWINS Group, Inc., 4.875%, 06/30/2029	70,820	0.0
70,000 (2)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	71,908	0.0
200,000	Bancolombia SA, 3.000%, 01/29/2025	201,012	0.1
70,000 (2)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	68,873	0.0
200,000 (2)	Credit Bank of Moscow Via CBOM Finance PLC, 3.875%, 09/21/2026	189,450	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
70,000 (2)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	$75,000	0.1
30,000 (2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	29,356	0.0
40,000 (2)	Freedom Mortgage Corp., 8.250%, 04/15/2025	40,992	0.0
70,000 (2)	Iron Mountain, Inc., 5.250%, 07/15/2030	73,893	0.0
200,000 (2)(9)	Kookmin Bank, 4.350%, 12/31/2199	208,704	0.1
70,000 (2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	71,869	0.0
70,000 (2)	LPL Holdings, Inc., 4.625%, 11/15/2027	72,551	0.0
70,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	73,600	0.0
35,000 (2)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	36,547	0.0
70,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	70,895	0.0
70,000	Navient Corp., 4.875%, 03/15/2028	69,930	0.0
70,000	OneMain Finance Corp., 6.625%, 01/15/2028	78,500	0.1
70,000 (2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	71,857	0.0
70,000	SBA Communications Corp., 3.875%, 02/15/2027	72,193	0.0
70,000 (2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	70,245	0.0
70,000 (2)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	67,463	0.0
70,000 (2)	XHR L.P., 4.875%, 06/01/2029	71,345	0.0
		1,936,023	0.6
	Industrial: 0.6%
70,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	72,877	0.0
70,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	75,202	0.1
70,000 (2)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	71,357	0.0
70,000 (2)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	71,933	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
55,000 (2)	Clark Equipment Co., 5.875%, 06/01/2025	$57,293	0.0
70,000 (2)	Clean Harbors, Inc., 5.125%, 07/15/2029	74,377	0.0
70,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	71,475	0.0
70,000 (2)	GFL Environmental, Inc., 4.000%, 08/01/2028	68,719	0.0
70,000 (2)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	71,853	0.0
70,000 (2)	GrafTech Finance, Inc., 4.625%, 12/15/2028	71,175	0.0
70,000 (2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	72,555	0.0
70,000 (2)	Granite US Holdings Corp., 11.000%, 10/01/2027	76,195	0.1
70,000 (2)	II-VI, Inc., 5.000%, 12/15/2029	71,631	0.0
70,000 (2)	Imola Merger Corp., 4.750%, 05/15/2029	71,950	0.0
70,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	72,100	0.0
200,000 (2)	Klabin Austria GmbH, 5.750%, 04/03/2029	218,042	0.1
70,000 (2)	Koppers, Inc., 6.000%, 02/15/2025	71,297	0.0
42,000 (2)	Maxar Space Robotics LLC, 9.750%, 12/31/2023	45,298	0.0
70,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	74,999	0.1
70,000 (2)	PGT Innovations, Inc., 4.375%, 10/01/2029	70,470	0.0
70,000 (2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	71,487	0.0
45,000 (2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	44,905	0.0
70,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	71,597	0.0
70,000 (2)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	67,550	0.0
70,000 (2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	74,707	0.1
70,000	TransDigm, Inc., 5.500%, 11/15/2027	72,224	0.0
80,000 (2)	Vertiv Group Corp., 4.125%, 11/15/2028	80,937	0.1
70,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	72,206	0.0
		2,106,411	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 0.2%
70,000 (2)	Austin BidCo, Inc., 7.125%, 12/15/2028	$72,374	0.0
70,000 (2)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	71,326	0.0
70,000 (2)	Castle US Holding Corp., 9.500%, 02/15/2028	73,074	0.1
70,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	70,726	0.0
70,000 (2)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	73,249	0.1
55,000 (2)	NCR Corp., 5.125%, 04/15/2029	57,036	0.0
70,000 (2)	Open Text Corp., 3.875%, 02/15/2028	71,455	0.0
70,000 (2)	Playtika Holding Corp., 4.250%, 03/15/2029	68,706	0.0
15,000 (2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	14,647	0.0
70,000 (2)	ROBLOX Corp., 3.875%, 05/01/2030	71,121	0.0
70,000 (2)	Rocket Software, Inc., 6.500%, 02/15/2029	68,390	0.0
70,000 (2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	72,541	0.0
		784,645	0.2
	Utilities: 0.8%
70,000 (2)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	73,690	0.0
200,000 (2)	Colbun SA, 3.150%, 03/06/2030	200,325	0.1
475,000 (9)	Dominion Energy, Inc., 4.650%, 12/31/2199	496,375	0.1
380,000 (9)	Duke Energy Corp., 4.875%, 12/31/2199	395,200	0.1
200,000	Inkia Energy Ltd., 5.875%, 11/09/2027	205,283	0.1
275,000 (9)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	311,857	0.1
400,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	458,872	0.1
286,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	310,401	0.1
275,000 (9)	Southern Co/The, 4.000%, 01/15/2051	281,875	0.1
70,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	72,189	0.0
		2,806,067	0.8
	Total Corporate Bonds/ Notes (Cost $24,514,203)	25,224,288	7.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.0%
780,872 (2)(9)	Agate Bay Mortgage Trust 2015-1 B4, 3.563%, 01/25/2045	$783,580	0.2
317,384 (2)(9)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	320,413	0.1
295,548 (2)(9)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	300,304	0.1
461,144 (2)(9)	CIM Trust 2019-J1 B2, 3.983%, 08/25/2049	467,692	0.1
161,483 (2)(9)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	163,322	0.0
735,592 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.103%, (US0001M + 2.000%), 01/25/2040	738,045	0.2
1,135,877	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.553%, (US0001M + 4.450%), 01/25/2029	1,177,585	0.4
322,018	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.903%, (US0001M + 2.800%), 02/25/2030	329,221	0.1
655,735	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.103%, (US0001M + 2.000%), 03/25/2031	661,409	0.2
211,281	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.353%, (US0001M + 2.250%), 07/25/2030	213,878	0.1
191,038 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.403%, (US0001M + 2.300%), 08/25/2031	191,912	0.1
78,729 (2)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 2.202%, (US0001M + 2.100%), 06/25/2039	78,796	0.0
180,250 (2)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.502%, (US0001M + 2.400%), 04/25/2031	181,086	0.1
4,058,800 (10)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/25/2036	839,193	0.3
1,005,612 (10)	Fannie Mae REMICS 2005-66 LS, 6.528%, (-1.000*US0001M + 6.630%), 07/25/2035	177,350	0.1
1,549,400 (10)	Fannie Mae REMICS 2008-36 YI, 7.098%, (-1.000*US0001M + 7.200%), 07/25/2036	220,027	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
634,101 (10)	Fannie Mae REMICS 2010-59 NS, 5.668%, (-1.000*US0001M + 5.770%), 06/25/2040	$108,072	0.0
3,160,952 (10)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	191,000	0.1
3,607,956 (10)	Fannie Mae REMICS 2012-144 SC, 5.998%, (-1.000*US0001M + 6.100%), 01/25/2043	736,703	0.2
1,699,700 (10)	Fannie Mae REMICS 2012-151 WS, 6.098%, (-1.000*US0001M + 6.200%), 03/25/2042	232,711	0.1
3,827,213 (10)	Fannie Mae REMICS 2012-35 LS, 6.498%, (-1.000*US0001M + 6.600%), 04/25/2041	445,544	0.1
2,807,837 (10)	Fannie Mae REMICS 2013-20 SK, 6.098%, (-1.000*US0001M + 6.200%), 05/25/2041	260,602	0.1
3,580,054 (10)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/2028	236,145	0.1
7,425,865 (10)	Fannie Mae REMICS 2014-38 S, 5.998%, (-1.000*US0001M + 6.100%), 07/25/2044	1,444,223	0.4
1,070,441 (10)	Fannie Mae REMICS 2015-65 KI, 6.898%, (-1.000*US0001M + 7.000%), 08/25/2035	192,388	0.1
8,676,215 (10)	Fannie Mae REMICS 2016-29 SB, 5.948%, (-1.000*US0001M + 6.050%), 05/25/2046	1,678,105	0.5
355,872 (10)	Fannie Mae REMICS 2018-86 DS, 5.998%, (-1.000*US0001M + 6.100%), 12/25/2048	43,157	0.0
291,581 (2)(9)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	295,371	0.1
864,858 (2)(9)	Flagstar Mortgage Trust 2017-1 B3, 3.663%, 03/25/2047	880,781	0.3
548,332 (2)(9)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	557,493	0.2
929,331 (2)(9)	Flagstar Mortgage Trust 2021-2 A4, 2.500%, 04/25/2051	921,813	0.3
589,018 (2)(9)	Flagstar Mortgage Trust 2021-2 B3, 2.800%, 04/25/2051	573,145	0.2
5,092,205 (10)	Freddie Mac REMICS 4143 MS, 6.590%, (-1.000*US0001M + 6.700%), 12/15/2042	1,018,057	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
428,839 (2)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.003%, (US0001M + 1.900%), 01/25/2050	$429,837	0.1
500,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 2.300%, (SOFR30A + 2.250%), 08/25/2033	503,895	0.2
600,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 3.800%, (SOFR30A + 3.750%), 12/25/2041	604,714	0.2
1,000,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 2.400%, (SOFR30A + 2.350%), 12/25/2041	1,004,089	0.3
165,460	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.003%, (US0001M + 3.900%), 12/25/2027	166,339	0.0
1,152,702 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 2.753%, (US0001M + 2.650%), 01/25/2049	1,167,722	0.3
837,933 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.153%, (US0001M + 2.050%), 04/25/2049	842,150	0.3
511,321 (10)	Freddie Mac REMICS 3318 KS, 6.300%, (-1.000*US0001M + 6.410%), 05/15/2037	62,749	0.0
832,145 (10)	Freddie Mac REMICS 3879 SL, 6.490%, (-1.000*US0001M + 6.600%), 01/15/2041	104,292	0.0
3,131,189 (10)	Freddie Mac REMICS 4120 JS, 6.090%, (-1.000*US0001M + 6.200%), 10/15/2032	558,584	0.2
1,962,671 (10)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	85,293	0.0
2,648,268 (10)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	127,038	0.0
1,765,508 (10)	Freddie Mac REMICS 4517 KI, 1.032%, (-0.357*US0001M + 1.071%), 04/15/2043	30,549	0.0
3,081,672 (10)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	405,613	0.1
1,717,574 (10)	Freddie Mac REMICS 4619 KS, 4.151%, (-1.000*US0001M + 4.250%), 06/15/2039	290,711	0.1
1,009,047 (10)	Ginnie Mae Series 2013-148 DS, 5.573%, (-1.000*US0001M + 5.680%), 10/16/2043	185,248	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,522,616 (10)	Ginnie Mae Series 2015-20 CI, 3.500%, 02/20/2030	$651,806	0.2
537,837 (10)	Ginnie Mae Series 2015-42 IY, 5.500%, 08/20/2039	46,104	0.0
6,166,448 (10)	Ginnie Mae Series 2019-23 MT, 0.600%, (-1.000*US0001M + 6.700%), 03/20/2042	110,794	0.0
82,338 (2)(9)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	82,503	0.0
396,075 (2)(9)	GS Mortgage-Backed Securities Trust 2020-NQM1 A2, 1.791%, 09/27/2060	394,105	0.1
500,000 (2)	Home RE 2019-1 M2 Ltd., 3.352%, (US0001M + 3.250%), 05/25/2029	503,335	0.2
938,903 (2)(9)	Hundred Acre Wood Trust 2021-INV1 A27, 2.500%, 07/25/2051	935,111	0.3
79,977 (2)(9)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	80,393	0.0
528,026 (2)(9)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	532,940	0.2
856,265 (2)(9)	JP Morgan Mortgage Trust 2017-5 B2, 3.063%, 10/26/2048	879,688	0.3
1,101,173 (2)(9)	JP Morgan Mortgage Trust 2018-3 B2, 3.739%, 09/25/2048	1,123,164	0.3
714,851 (2)(9)	JP Morgan Mortgage Trust 2018-4 B2, 3.738%, 10/25/2048	725,519	0.2
930,781 (2)(9)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	939,831	0.3
231,978 (2)(9)	JP Morgan Mortgage Trust 2018-8 A13, 4.000%, 01/25/2049	233,585	0.1
100,556 (2)(9)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	101,101	0.0
98,496 (2)(9)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	99,387	0.0
29,366 (2)(9)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	29,747	0.0
954,240 (2)(9)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.032%, 10/25/2049	1,001,920	0.3
46,381 (2)(9)	JP Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	46,437	0.0
100,970 (2)(9)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	101,435	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
573,445 (2)(9)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.752%, 12/25/2049	$579,668	0.2
232,233 (2)(9)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	234,163	0.1
1,000,000 (2)(9)	JP Morgan Mortgage Trust 2021-3 A5, 2.500%, 07/01/2051	985,026	0.3
464,035 (2)(9)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.384%, 10/25/2048	465,323	0.1
182,728 (2)(9)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	184,525	0.1
400,000 (2)(9)	Provident Funding Mortgage Trust 2021-J1 A10, 2.000%, 10/25/2051	381,245	0.1
500,000 (2)(9)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	493,759	0.1
778,845 (2)(9)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	769,982	0.2
490,094 (2)(9)	RCKT Mortgage Trust 2021-1 B3, 2.726%, 03/25/2051	478,727	0.1
1,121,836 (2)(9)	Sequoia Mortgage Trust 2019-2 B2, 4.259%, 06/25/2049	1,148,886	0.3
1,123,488 (2)(9)	Sequoia Mortgage Trust 2019-2 B3, 4.259%, 06/25/2049	1,144,836	0.3
113,488 (2)(9)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	113,192	0.0
86,035 (2)(9)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	86,963	0.0
689,977 (2)(9)	Sequoia Mortgage Trust 2021-3 B3, 2.655%, 05/25/2051	675,774	0.2
551,889 (2)(9)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.668%, 07/25/2047	555,944	0.2
	Total Collateralized Mortgage Obligations (Cost $40,583,198)	40,144,864	12.0
U.S. TREASURY OBLIGATIONS: 2.6%
	U.S. Treasury Bonds: 0.3%
1,000	1.250%, 05/15/2050	850	0.0
1,900	1.625%, 11/15/2050	1,771	0.0
892,200	2.000%, 08/15/2051	909,765	0.3
56,000	2.000%, 11/15/2041	56,656	0.0
		969,042	0.3
	U.S. Treasury Notes: 2.3%
942,000	0.250%, 06/15/2024	928,238	0.3
2,300	0.500%, 11/30/2023	2,291	0.0
20,800	0.750%, 12/31/2023	20,806	0.0
4,133,800	1.000%, 12/15/2024	4,138,806	1.2
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
87,000	1.125%, 02/15/2031	$84,454	0.0
173,200	1.250%, 11/30/2026	173,119	0.1
1,695,700	1.250%, 12/31/2026	1,694,110	0.5
583,200	1.375%, 12/31/2028	580,740	0.2
167,900	1.500%, 11/30/2028	168,608	0.0
		7,791,172	2.3
	Total U.S. Treasury Obligations (Cost $8,749,094)	8,760,214	2.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.6%
650,000 (2)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	611,042	0.2
1,170,000 (2)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	1,063,921	0.3
1,000,000 (2)(9)	Benchmark 2018-B3 D Mortgage Trust, 3.037%, 04/10/2051	924,959	0.3
12,345,607 (9)(10)	Benchmark 2019-B10 XA Mortgage Trust, 1.226%, 03/15/2062	853,701	0.3
5,491,660 (9)(10)	Benchmark 2020-B17 XA Mortgage Trust, 1.418%, 03/15/2053	441,855	0.1
180,000 (2)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	180,492	0.1
3,244,100 (9)(10)	Benchmark 2020-B18 XA Mortgage Trust, 1.792%, 07/15/2053	335,255	0.1
2,097,809 (9)(10)	Benchmark 2021-B24 XA Mortgage Trust, 1.155%, 03/15/2054	170,694	0.1
204,000 (2)(11)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	157,133	0.0
210,000 (2)(9)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	208,903	0.1
16,144,052 (9)(10)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.874%, 12/15/2072	928,964	0.3
1,530,000 (9)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.888%, 02/10/2049	1,526,854	0.5
130,000 (2)(9)	COMM 2013-CR10 E Mortgage Trust, 4.900%, 08/10/2046	126,656	0.0
100,000 (2)(9)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	102,522	0.0
2,000,000 (9)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.187%, 06/15/2057	1,916,145	0.6
300,000 (2)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	262,710	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
700,000 (2)	CSWF 2021-SOP2 D, 2.427%, (US0001M + 2.317%), 06/15/2034	$698,253	0.2
291,158 (2)(6)	DBUBS 2011-LC2A F Mortgage Trust, 3.749%, (US0001M + 3.650%), 07/10/2044	272,014	0.1
1,000,000 (2)(9)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	907,697	0.3
1,189,073 (9)(10)	Freddie Mac Multiclass Certificates Series 2021-P011 X1, 1.846%, 09/25/2045	185,840	0.1
1,456,651 (9)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.582%, 04/25/2030	163,163	0.1
4,284,577 (9)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.512%, 05/25/2035	673,268	0.2
1,699,060 (9)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.981%, 08/25/2036	183,713	0.1
2,837,168 (2)(10)	FREMF 2016-K57 X2B Mortgage Trust, 0.100%, 08/25/2049	11,035	0.0
1,119,480 (2)(11)	FREMF 2016-K57 D Mortgage Trust, 0.000%, 08/25/2049	859,084	0.3
11,884,455 (2)(10)	FREMF 2016-K57 X2A Mortgage Trust, 0.100%, 08/25/2049	43,002	0.0
525,000 (2)(11)	FREMF 2016-K60 D Mortgage Trust, 0.000%, 12/25/2049	390,971	0.1
200,000 (2)(11)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	124,545	0.0
2,546,604 (2)(10)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	10,869	0.0
280,000 (2)(10)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	1,473	0.0
1,757,440 (2)(6)	GAM 2021-WF1 A LLC, 5.250%, 12/30/2026	1,757,440	0.5
147,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK44, 2.071%, 10/27/2028	141,434	0.0
166,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.435%, 10/27/2028	151,511	0.0
126,000 (2)(11)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 10/27/2028	113,229	0.0
153,000 (2)(11)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 10/27/2028	134,407	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
125,000 (2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.079%, 10/27/2028	$115,308	0.0
106,000 (2)(11)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 10/27/2028	76,803	0.0
126,000 (2)(11)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 10/27/2028	109,856	0.0
125,000 (2)(11)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 10/27/2028	106,860	0.0
182,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.665%, (SOFR30A + 2.500%), 07/15/2036	180,992	0.1
414,636 (2)(9)	GS Mortgage Securities Trust 2012-GC6 D, 5.865%, 01/10/2045	413,800	0.1
500,000 (2)(9)	GS Mortgage Securities Trust 2012-GCJ7 D, 5.542%, 05/10/2045	486,854	0.1
13,678,223 (9)(10)	GS Mortgage Securities Trust 2019-GC39 XA, 1.134%, 05/10/2052	848,382	0.3
3,070,000 (2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-MHC E, 2.560%, (US0001M + 2.450%), 04/15/2038	3,072,016	0.9
200,000 (2)(9)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	163,583	0.1
25,887,173 (9)(10)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.600%, 06/15/2051	680,108	0.2
560,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	427,443	0.1
253,862 (2)(6)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	2,537	0.0
1,955,000 (2)(9)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	1,710,822	0.5
7,590,429 (9)(10)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.641%, 11/15/2052	340,410	0.1
140,000 (2)(9)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.461%, 12/10/2045	126,617	0.0
240,000 (2)(9)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.461%, 12/10/2045	168,200	0.1
906,547 (2)(9)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.520%, 11/15/2044	905,275	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,210,000 (2)	WFRBS Commercial Mortgage Trust 2013- C12 E, 3.500%, 03/15/2048	$2,006,142	0.6
1,750,000 (2)(9)	WFRBS Commercial Mortgage Trust 2013 -C14 D, 3.960%, 06/15/2046	1,453,527	0.4
1,920,000 (9)	WFRBS Commercial Mortgage Trust 2014-C19 C, 4.646%, 03/15/2047	1,958,329	0.6
	Total Commercial Mortgage-Backed Securities (Cost $31,975,997)	31,988,618	9.6
ASSET-BACKED SECURITIES: 9.9%
	Automobile Asset-Backed Securities: 1.7%
300,000	Americredit Automobile Receivables Trust 2018- 2 D, 4.010%, 07/18/2024	308,468	0.1
450,000	Americredit Automobile Receivables Trust 2019- 2 D, 2.990%, 06/18/2025	461,405	0.1
1,200,000	Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	1,227,520	0.4
500,000	GM Financial Consumer Automobile Receivables Trust 2019-3 C, 2.620%, 01/16/2025	508,664	0.1
550,000 (2)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	564,288	0.2
550,000	Santander Drive Auto Receivables Trust 2019- 1 D, 3.650%, 04/15/2025	557,824	0.2
1,000,000	Santander Drive Auto Receivables Trust 2019- 2 D, 3.220%, 07/15/2025	1,019,858	0.3
80,368	Santander Drive Auto Receivables Trust 2019- 3 C, 2.490%, 10/15/2025	80,723	0.0
350,000	Santander Drive Auto Receivables Trust 2019- 3 D, 2.680%, 10/15/2025	354,706	0.1
600,000 (2)	Santander Retail Auto Lease Trust 2019-B C, 2.770%, 08/21/2023	605,003	0.2
		5,688,459	1.7
	Home Equity Asset-Backed Securities: 0.1%
558,282 (2)(9)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	533,835	0.1

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 7.9%
700,000 (2)	Allegro CLO IV Ltd. 2016-1A CR2, 2.124%, (US0003M + 2.000%), 01/15/2030	$700,011	0.2
300,000 (2)	Apidos CLO XXXVI 2021-36A C, 2.119%, (US0003M + 2.000%), 07/20/2034	298,842	0.1
396,000 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	402,027	0.1
148,500 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	153,273	0.0
300,000 (2)	Babson CLO Ltd. 2018-3A C, 2.032%, (US0003M + 1.900%), 07/20/2029	297,498	0.1
750,000 (2)	Benefit Street Partners CLO II Ltd. 2013-IIA BR2, 2.024%, (US0003M + 1.900%), 07/15/2029	741,429	0.2
400,000 (2)	Benefit Street Partners CLO Ltd. 2021-23A C, 2.324%, (US0003M + 2.200%), 04/25/2034	400,467	0.1
250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.124%, (US0003M + 2.000%), 04/15/2034	248,138	0.1
500,000 (2)	BlueMountain CLO XXV Ltd. 2019-25A CR, 2.374%, (US0003M + 2.250%), 07/15/2036	499,610	0.2
320,000 (2)	CIFC Funding 2017-4A BR Ltd., 2.124%, (US0003M + 2.000%), 10/24/2030	320,007	0.1
598,490 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	614,531	0.2
1,000,000 (2)	Dryden Senior Loan Fund 2021-87A C, 2.060%, (US0003M + 1.900%), 05/20/2034	988,545	0.3
399,198 (2)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	449,288	0.1
750,000 (2)	LCM XV L.P. 15A CR, 2.532%, (US0003M + 2.400%), 07/20/2030	749,298	0.2
750,000 (2)	LCM XXII Ltd. 22A BR, 2.132%, (US0003M + 2.000%), 10/20/2028	749,060	0.2
950,000 (2)	Magnetite XXVI Ltd. 2020-26A CR, 1.990%, (US0003M + 1.900%), 07/25/2034	941,976	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
312,764 (2)	Marlette Funding Trust 2019-3A B, 3.070%, 09/17/2029	$313,710	0.1
367,283 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	385,859	0.1
591,265 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	616,215	0.2
750,000 (2)	Neuberger Berman CLO XVII Ltd. 2014-17A CR2, 2.128%, (US0003M + 2.000%), 04/22/2029	750,201	0.2
1,000,000 (2)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A CR, 1.872%, (US0003M + 1.750%), 10/18/2029	997,044	0.3
750,000 (2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 2.022%, (US0003M + 1.900%), 10/16/2033	748,106	0.2
500,000 (2)	NYACK Park CLO Ltd. 2021-1A C, 2.074%, (US0003M + 1.950%), 10/20/2034	497,623	0.1
250,000 (2)	Oak Hill Credit Partners 2021-8A C, 2.022%, (US0003M + 1.900%), 01/18/2034	247,272	0.1
250,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.082%, (US0003M + 1.950%), 03/17/2030	248,822	0.1
580,000 (2)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 2.182%, (US0003M + 2.050%), 07/20/2030	578,911	0.2
250,000 (2)	Octagon Loan Funding Ltd. 2014-1A CRR, 2.360%, (US0003M + 2.200%), 11/18/2031	248,537	0.1
1,000,000 (2)	Palmer Square CLO 2015-1A BR4 Ltd., 2.010%, (US0003M + 1.850%), 05/21/2034	986,809	0.3
800,000 (2)	Palmer Square Loan Funding 2019-2A B Ltd., 2.382%, (US0003M + 2.250%), 04/20/2027	800,155	0.2
750,000 (2)	Palmer Square Loan Funding 2020-2A B Ltd., 2.382%, (US0003M + 2.250%), 04/20/2028	750,167	0.2
550,000 (2)	Shackleton 2019-15A CR CLO Ltd., 2.274%, (US0003M + 2.150%), 01/15/2032	547,124	0.2
500,000 (2)	Silver Creek CLO Ltd. 2014-1A CR, 2.432%, (US0003M + 2.300%), 07/20/2030	500,055	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,000,000 (2)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	$1,018,189	0.3
200,000 (2)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	202,804	0.1
100,000 (2)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	101,141	0.0
400,000 (2)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	404,369	0.1
450,000 (2)	Sound Point Clo XIV Ltd. 2016-3A CR, 2.174%, (US0003M + 2.050%), 01/23/2029	448,619	0.1
320,934 (2)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	338,698	0.1
1,000,000 (2)	Symphony Static CLO I Ltd. 2021-1A C, 1.979%, (US0003M + 1.850%), 10/25/2029	998,364	0.3
750,000 (2)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.224%, (US0003M + 2.100%), 07/15/2028	750,022	0.2
600,000 (2)	THL Credit Wind River 2017-3A CR Clo Ltd., 2.624%, (US0003M + 2.500%), 04/15/2035	597,761	0.2
2,000,000 (2)(9)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	2,044,780	0.6
180,000 (2)(9)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	185,676	0.1
1,152,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,201,176	0.4
230,000 (2)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	239,398	0.1
		26,301,607	7.9
	Student Loan Asset-Backed Securities: 0.2%
600,000 (2)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	605,727	0.2
	Total Asset-Backed Securities (Cost $32,869,344)	33,129,628	9.9
SOVEREIGN BONDS: 1.5%
300,000	Brazilian Government International Bond, 3.875%, 06/12/2030	291,525	0.1
275,000	Chile Government International Bond, 2.450%, 01/31/2031	273,971	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
450,000	Colombia Government International Bond, 3.875%, 04/25/2027	$454,275	0.1
EUR 225,000	Croatia Government International Bond, 1.125%, 06/19/2029	261,568	0.1
200,000	Croatia Government International Bond, 5.500%, 04/04/2023	211,536	0.1
200,000 (2)	Dominican Republic International Bond, 4.500%, 01/30/2030	203,750	0.0
350,000 (2)(3)	Egypt Government International Bond, 5.875%, 02/16/2031	311,122	0.1
225,000	Egypt Government International Bond, 7.500%, 01/31/2027	234,840	0.1
325,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	275,095	0.1
275,000 (2)	Hungary Government International Bond, 2.125%, 09/22/2031	271,198	0.1
136,389	Ivory Coast Government International Bond, 5.750%, 12/31/2032	137,366	0.0
200,000	Mexico Government International Bond, 4.500%, 04/22/2029	222,907	0.1
125,000	Panama Government International Bond, 9.375%, 04/01/2029	179,509	0.0
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	221,860	0.1
450,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	465,885	0.1
200,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	220,831	0.1
200,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	105,672	0.0
475,000	Turkey Government International Bond, 4.875%, 10/09/2026	431,697	0.1
350,000	Ukraine Government International Bond, 7.750%, 09/01/2025	337,172	0.1
	Total Sovereign Bonds (Cost $5,305,941)	5,111,779	1.5
PURCHASED OPTIONS(12): 0.0%
	Total Purchased Options (Cost $157,143)	86,246	0.0
	Total Long-Term Investments (Cost $311,282,638)	328,986,320	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreements: 0.8%
765,828 (13)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $765,831, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $781,145, due 02/10/22-01/01/52)	$765,828	0.2
1,000,000 (13)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/20/24-10/01/51)	1,000,000	0.3
1,000,000 (13)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/ 21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22-12/01/51)	1,000,000	0.3
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $2,765,828)	$2,765,828	0.8
	Total Investments in Securities (Cost $314,048,466)	331,752,148	99.4
	Assets in Excess of Other Liabilities	1,994,412	0.6
	Net Assets	$333,746,560	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Security, or a portion of the security, is on loan.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

(4)
Preferred Stock may be called prior to convertible date.

(5)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(8)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(9)
Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(10)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(11)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
EUR    EU Euro
Reference Rate Abbreviations:
SOFR30A    30-day Secured Overnight Financing Rate
US0001M    1-month LIBOR
US0003M    3-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$10,555,257	$1,290,063	$—	$11,845,320
Consumer Discretionary	12,501,961	989,260	—	13,491,221
Consumer Staples	8,787,306	1,372,302	—	10,159,608
Energy	3,715,727	810,663	—	4,526,390
Financials	17,990,330	4,047,679	—	22,038,009
Health Care	19,693,550	1,544,483	—	21,238,033
Industrials	13,461,434	2,211,754	—	15,673,188
Information Technology	31,775,987	361,255	—	32,137,242
Materials	3,452,656	1,501,049	—	4,953,705
Real Estate	5,728,396	637,797	—	6,366,193
Utilities	5,168,533	1,149,314	—	6,317,847
Total Common Stock	132,831,137	15,915,619	—	148,746,756
Exchange-Traded Funds	2,488,886	—	—	2,488,886
Mutual Funds	32,642,055	—	—	32,642,055
Preferred Stock	—	662,986	—	662,986
Purchased Options	—	86,246	—	86,246
Corporate Bonds/Notes	—	25,224,288	—	25,224,288
Collateralized Mortgage Obligations	—	40,144,864	—	40,144,864
Asset-Backed Securities	—	33,129,628	—	33,129,628
Sovereign Bonds	—	5,111,779	—	5,111,779
Commercial Mortgage-Backed Securities	—	29,956,627	2,031,991	31,988,618
Other	—	—	—	—
U.S. Treasury Obligations	—	8,760,214	—	8,760,214
Short-Term Investments	—	2,765,828	—	2,765,828
Total Investments, at fair value	$167,962,078	$161,758,079	$2,031,991	$331,752,148
Other Financial Instruments+
Centrally Cleared Swaps	—	10,539	—	10,539
Forward Foreign Currency Contracts	—	1,669,928	—	1,669,928
Futures	282,638	—	—	282,638
Total Assets	$168,244,716	$163,438,546	$2,031,991	$333,715,253
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,353)	$—	$(5,353)
Forward Foreign Currency Contracts	—	(1,700,584)	—	(1,700,584)
Futures	(322,681)	—	—	(322,681)
Volatility Swaps	—	(16,510)	—	(16,510)
Written Options	—	(44,951)	—	(44,951)
Total Liabilities	$(322,681)	$(1,767,398)	$—	$(2,090,079)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, Voya Balanced Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
General Motors Co. Escrow	11/24/2020	$—	$—
		$—	$—
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$—	$2,007,759	$—	$4,273	$2,012,032	$7,733	$—	$—
Voya Floating Rate Fund - Class P	24,307,381	3,754,594	—	177,027	28,239,002	1,054,594	—	—
Voya High Yield Bond Fund - Class P	2,264,400	135,166	—	(8,545)	2,391,021	135,166	—	—
	$26,571,781	$5,897,519	$—	$172,755	$32,642,055	$1,197,493	$—	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the following forward foreign currency contracts were outstanding for Voya Balanced Income Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 3,648,295	USD 2,484,307	BNP Paribas	01/14/22	$14,075
USD 535,768	EUR 471,550	BNP Paribas	01/14/22	(1,203)
USD 8,819,493	EUR 7,803,353	BNP Paribas	01/14/22	(66,468)
GBP 1,536,036	USD 2,033,482	BNP Paribas	01/14/22	45,568
EUR 1,972,875	USD 2,241,950	BNP Paribas	01/14/22	4,633
USD 4,174,531	SEK 38,107,769	BNP Paribas	01/14/22	(43,037)
USD 1,073,079	CAD 1,362,542	BNP Paribas	01/14/22	(4,061)
USD 5,121,186	CAD 6,476,237	BNP Paribas	01/14/22	1,483
USD 5,258,970	EUR 4,642,333	BNP Paribas	01/14/22	(27,422)
CAD 705,756	USD 551,681	BNP Paribas	01/14/22	6,245
USD 3,350,806	AUD 4,708,767	BNP Paribas	01/14/22	(75,164)
USD 1,496,943	NOK 13,485,733	BNP Paribas	01/14/22	(34,108)
CAD 3,006,390	USD 2,340,314	BNP Paribas	01/14/22	36,348
AUD 3,704,372	USD 2,660,287	BNP Paribas	01/14/22	34,913
SEK 30,617,549	USD 3,349,502	BNP Paribas	01/14/22	39,088
AUD 2,278,402	USD 1,622,336	BNP Paribas	01/14/22	35,367
GBP 4,685,663	USD 6,246,247	BNP Paribas	01/14/22	95,872
GBP 834,373	USD 1,105,929	BNP Paribas	01/14/22	23,409
EUR 2,656,559	USD 3,011,634	BNP Paribas	01/14/22	13,485
CHF 3,766,723	USD 4,138,483	BNP Paribas	01/14/22	(3,588)
GBP 1,375,503	USD 1,848,756	BNP Paribas	01/14/22	13,009
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 4,951,842	JPY 561,899,817	BNP Paribas	01/14/22	$66,634
USD 5,137,728	CHF 4,723,635	BNP Paribas	01/14/22	(47,609)
NZD 2,200,681	USD 1,494,906	BNP Paribas	01/14/22	12,139
GBP 453,525	USD 604,514	BNP Paribas	01/14/22	9,339
USD 3,354,956	SEK 30,293,742	BNP Paribas	01/14/22	2,204
AUD 1,599,686	USD 1,144,012	BNP Paribas	01/14/22	19,876
CHF 4,669,967	USD 5,098,370	BNP Paribas	01/14/22	28,054
USD 1,771,428	AUD 2,489,429	BNP Paribas	01/14/22	(39,812)
SEK 19,943,194	USD 2,203,210	Brown Brothers Harriman & Co.	01/14/22	3,998
NOK 12,010,100	USD 1,320,620	Brown Brothers Harriman & Co.	01/14/22	42,901
USD 612,631	NOK 5,576,451	Brown Brothers Harriman & Co.	01/14/22	(20,470)
SEK 11,094,407	USD 1,229,583	Citibank N.A.	01/14/22	(1,713)
CAD 5,518,221	USD 4,303,646	Citibank N.A.	01/14/22	58,710
CHF 4,039,419	USD 4,397,077	Citibank N.A.	01/14/22	37,167
USD 717,512	SEK 6,534,797	Citibank N.A.	01/14/22	(5,725)
USD 2,528,559	GBP 1,895,094	Citibank N.A.	01/14/22	(36,481)
USD 4,408,343	CHF 4,071,435	Citibank N.A.	01/14/22	(61,048)
JPY 600,120,615	USD 5,289,480	Citibank N.A.	01/14/22	(71,978)
USD 3,363,241	NZD 4,937,028	Citibank N.A.	01/14/22	(17,675)
USD 808,358	SEK 7,337,159	Citibank N.A.	01/14/22	(3,680)
PEN 252,020	USD 61,765	Citibank N.A.	02/04/22	1,284
AUD 535,555	USD 382,287	Goldman Sachs International	01/14/22	7,368
USD 2,570,789	NOK 22,611,887	Goldman Sachs International	01/14/22	3,635
AUD 3,870,223	USD 2,801,039	Goldman Sachs International	01/14/22	14,829
NOK 3,182,799	USD 352,417	Goldman Sachs International	01/14/22	8,930
USD 695,708	NZD 1,020,943	Goldman Sachs International	01/14/22	(3,441)
NZD 2,231,938	USD 1,523,899	Goldman Sachs International	01/14/22	(10,159)
USD 3,346,831	SEK 30,515,527	Goldman Sachs International	01/14/22	(30,467)
NOK 3,311,523	USD 365,335	Goldman Sachs International	01/14/22	10,626
USD 735,502	GBP 556,182	Goldman Sachs International	01/14/22	(17,300)
EUR 569,862	USD 644,802	Goldman Sachs International	01/14/22	4,121
USD 2,225,276	GBP 1,676,984	Goldman Sachs International	01/14/22	(44,548)
CHF 1,575,748	USD 1,706,709	Goldman Sachs International	01/14/22	23,057
USD 2,470,309	EUR 2,192,894	Goldman Sachs International	01/14/22	(26,818)
NOK 4,081,734	USD 459,683	Goldman Sachs International	01/14/22	3,721
JPY 70,776,670	USD 620,778	Goldman Sachs International	01/14/22	(5,439)
NOK 29,288,719	USD 3,252,874	Goldman Sachs International	01/14/22	72,307
GBP 1,226,337	USD 1,633,058	Goldman Sachs International	01/14/22	26,809
USD 247,814	EUR 218,556	Goldman Sachs International	01/14/22	(1,064)
USD 21,121	TRY 274,672	Goldman Sachs International	01/21/22	671
IDR 87,562,411	USD 6,079	JPMorgan Chase Bank N.A.	01/21/22	70
RUB 3,540,906	USD 47,072	JPMorgan Chase Bank N.A.	01/21/22	16
CHF 327,129	USD 356,566	Morgan Stanley Capital Services LLC	01/14/22	2,538
USD 1,018,948	AUD 1,406,158	Morgan Stanley Capital Services LLC	01/14/22	(4,133)
USD 518,540	CAD 662,805	Morgan Stanley Capital Services LLC	01/14/22	(5,431)
NOK 21,930,367	USD 2,436,577	Morgan Stanley Capital Services LLC	01/14/22	53,203
USD 1,129,414	CHF 1,043,714	Morgan Stanley Capital Services LLC	01/14/22	(16,316)
USD 1,137,975	CAD 1,471,337	Morgan Stanley Capital Services LLC	01/14/22	(25,172)
EUR 4,725,262	USD 5,341,247	Morgan Stanley Capital Services LLC	01/14/22	39,580
USD 386,111	NOK 3,432,673	Morgan Stanley Capital Services LLC	01/14/22	(3,604)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,335,291	CHF 3,060,417	Morgan Stanley Capital Services LLC	01/14/22	$(24,262)
EUR 2,939,395	USD 3,331,583	Morgan Stanley Capital Services LLC	01/14/22	15,612
NZD 1,038,602	USD 701,511	Morgan Stanley Capital Services LLC	01/14/22	9,732
USD 548,026	JPY 62,254,099	Morgan Stanley Capital Services LLC	01/14/22	6,783
USD 5,276,947	JPY 599,740,901	Morgan Stanley Capital Services LLC	01/14/22	62,746
USD 1,980,046	NOK 17,793,764	Morgan Stanley Capital Services LLC	01/14/22	(40,100)
SEK 13,713,940	USD 1,518,200	Morgan Stanley Capital Services LLC	01/14/22	(413)
USD 4,491,323	GBP 3,384,738	Morgan Stanley Capital Services LLC	01/14/22	(89,973)
USD 321,017	NOK 2,835,059	Morgan Stanley Capital Services LLC	01/14/22	(851)
GBP 3,027,477	USD 4,005,382	Morgan Stanley Capital Services LLC	01/14/22	92,355
CAD 1,482,053	USD 1,150,957	Morgan Stanley Capital Services LLC	01/14/22	20,660
AUD 2,359,325	USD 1,688,058	Morgan Stanley Capital Services LLC	01/14/22	28,522
USD 3,288,759	EUR 2,918,516	Morgan Stanley Capital Services LLC	01/14/22	(34,661)
EUR 2,825,744	USD 3,194,602	Morgan Stanley Capital Services LLC	01/14/22	23,174
SEK 30,461,217	USD 3,356,238	Morgan Stanley Capital Services LLC	01/14/22	15,049
USD 367,874	SEK 3,341,358	Morgan Stanley Capital Services LLC	01/14/22	(1,930)
USD 2,583,356	NOK 23,358,319	Morgan Stanley Capital Services LLC	01/14/22	(68,541)
NZD 2,564,913	USD 1,741,227	Morgan Stanley Capital Services LLC	01/14/22	15,246
USD 525,252	CHF 485,531	Morgan Stanley Capital Services LLC	01/14/22	(7,737)
USD 242,101	NOK 2,135,235	Morgan Stanley Capital Services LLC	01/14/22	(314)
SEK 15,374,529	USD 1,701,784	Morgan Stanley Capital Services LLC	01/14/22	(212)
NZD 711,469	USD 486,062	Morgan Stanley Capital Services LLC	01/14/22	1,158
USD 3,670,695	CAD 4,697,959	Morgan Stanley Capital Services LLC	01/14/22	(43,214)
JPY 86,376,009	USD 761,299	Morgan Stanley Capital Services LLC	01/14/22	(10,338)
SEK 11,655,053	USD 1,286,895	Morgan Stanley Capital Services LLC	01/14/22	3,025
USD 622,637	NOK 5,507,038	Morgan Stanley Capital Services LLC	01/14/22	(2,583)
EUR 3,792,173	USD 4,301,018	Morgan Stanley Capital Services LLC	01/14/22	17,266
USD 1,049,540	AUD 1,463,289	Morgan Stanley Capital Services LLC	01/14/22	(15,108)
AUD 2,394,418	USD 1,736,060	Morgan Stanley Capital Services LLC	01/14/22	6,053
NOK 23,194,434	USD 2,590,972	Morgan Stanley Capital Services LLC	01/14/22	42,319
USD 2,562,067	EUR 2,258,607	Morgan Stanley Capital Services LLC	01/14/22	(9,890)
USD 1,254,801	JPY 142,528,530	Morgan Stanley Capital Services LLC	01/14/22	15,645
EUR 6,355,611	USD 7,169,405	Morgan Stanley Capital Services LLC	01/14/22	67,958
USD 2,514,141	NZD 3,722,144	Morgan Stanley Capital Services LLC	01/14/22	(34,813)
AUD 2,946,126	USD 2,090,310	Morgan Stanley Capital Services LLC	01/14/22	53,210
USD 4,497,635	CHF 4,153,456	Morgan Stanley Capital Services LLC	01/14/22	(61,793)
AUD 4,764,233	USD 3,453,923	Morgan Stanley Capital Services LLC	01/14/22	12,402
NOK 7,010,148	USD 770,749	Morgan Stanley Capital Services LLC	01/14/22	25,121
USD 3,203,997	EUR 2,836,707	Morgan Stanley Capital Services LLC	01/14/22	(26,264)
SEK 4,914,827	USD 544,895	Morgan Stanley Capital Services LLC	01/14/22	(948)
USD 1,006,418	CAD 1,289,514	Morgan Stanley Capital Services LLC	01/14/22	(12,990)
PLN 475	USD 114	Morgan Stanley Capital Services LLC	01/21/22	4
ZAR 50,210	USD 3,084	Morgan Stanley Capital Services LLC	01/21/22	59
BRL 3,379	USD 589	Morgan Stanley Capital Services LLC	02/04/22	13
COP 1,245,879	USD 318	Morgan Stanley Capital Services LLC	02/04/22	(13)
USD 980,776	GBP 739,805	Standard Chartered Bank	01/14/22	(20,561)
USD 2,652,514	NOK 23,946,561	Standard Chartered Bank	01/14/22	(66,166)
USD 401,231	NZD 585,859	Standard Chartered Bank	01/14/22	30
SEK 2,331,367	USD 257,358	Standard Chartered Bank	01/14/22	665
USD 3,519,073	SEK 31,729,559	Standard Chartered Bank	01/14/22	7,412
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 230,364,096	USD 2,007,054	Standard Chartered Bank	01/14/22	$(4,247)
USD 375,939	JPY 43,173,015	Standard Chartered Bank	01/14/22	589
USD 2,658,110	JPY 300,072,794	Standard Chartered Bank	01/14/22	49,250
CLP 2,819,558	USD 3,323	Standard Chartered Bank	02/04/22	(28)
CAD 508,220	USD 396,907	State Street Bank and Trust Co.	01/14/22	4,859
USD 292,502	AUD 417,688	State Street Bank and Trust Co.	01/14/22	(11,396)
JPY 599,502,664	USD 5,276,177	State Street Bank and Trust Co.	01/14/22	(64,047)
USD 2,134,880	EUR 1,883,799	State Street Bank and Trust Co.	01/14/22	(10,269)
CAD 739,700	USD 579,705	State Street Bank and Trust Co.	01/14/22	5,055
USD 1,363,370	CAD 1,724,492	State Street Bank and Trust Co.	01/14/22	96
CHF 921,778	USD 1,003,777	State Street Bank and Trust Co.	01/14/22	8,099
NZD 864,030	USD 588,505	State Street Bank and Trust Co.	01/14/22	3,190
USD 624,316	GBP 470,305	State Street Bank and Trust Co.	01/14/22	(12,250)
USD 572,812	CAD 728,128	State Street Bank and Trust Co.	01/14/22	(2,800)
JPY 36,729,456	USD 324,226	State Street Bank and Trust Co.	01/14/22	(4,896)
EUR 554,947	USD 628,874	State Street Bank and Trust Co.	01/14/22	3,063
USD 620,818	AUD 873,300	State Street Bank and Trust Co.	01/14/22	(14,572)
USD 25	EUR 22	State Street Bank and Trust Co.	01/14/22	—
JPY 67,080,635	USD 590,176	State Street Bank and Trust Co.	01/14/22	(6,971)
USD 586,443	AUD 818,427	State Street Bank and Trust Co.	01/14/22	(9,023)
USD 527,667	NZD 782,937	State Street Bank and Trust Co.	01/14/22	(8,495)
CAD 2,708,121	USD 2,108,362	State Street Bank and Trust Co.	01/14/22	32,507
USD 952,999	GBP 721,297	State Street Bank and Trust Co.	01/14/22	(23,288)
AUD 387,177	USD 280,626	State Street Bank and Trust Co.	01/14/22	1,074
JPY 551,369,576	USD 4,788,429	State Street Bank and Trust Co.	01/14/22	5,228
USD 262,968	CHF 240,585	State Street Bank and Trust Co.	01/14/22	(1,132)
CHF 777,157	USD 846,515	State Street Bank and Trust Co.	01/14/22	6,604
CAD 576,574	USD 450,025	State Street Bank and Trust Co.	01/14/22	5,779
USD 2,027,974	CAD 2,582,150	State Street Bank and Trust Co.	01/14/22	(13,310)
CAD 696,899	USD 545,034	State Street Bank and Trust Co.	01/14/22	5,890
SEK 19,406,928	USD 2,136,441	State Street Bank and Trust Co.	01/14/22	11,416
EUR 545,353	USD 615,630	State Street Bank and Trust Co.	01/14/22	5,383
USD 1,631,037	AUD 2,261,773	State Street Bank and Trust Co.	01/14/22	(14,567)
USD 2,723,710	AUD 3,795,923	State Street Bank and Trust Co.	01/14/22	(38,100)
USD 1,944,444	GBP 1,455,980	State Street Bank and Trust Co.	01/14/22	(26,248)
USD 4,204,107	GBP 3,130,949	State Street Bank and Trust Co.	01/14/22	(33,682)
USD 2,582,837	AUD 3,576,368	State Street Bank and Trust Co.	01/14/22	(19,231)
EUR 315,097	USD 356,306	State Street Bank and Trust Co.	01/14/22	2,506
CHF 4,115,551	USD 4,488,989	State Street Bank and Trust Co.	01/14/22	28,829
USD 2,752,724	JPY 316,461,869	State Street Bank and Trust Co.	01/14/22	1,376
GBP 2,880,208	USD 3,884,888	State Street Bank and Trust Co.	01/14/22	13,519
USD 4,472,075	GBP 3,316,332	State Street Bank and Trust Co.	01/14/22	(16,633)
USD 2,134,747	EUR 1,887,048	State Street Bank and Trust Co.	01/14/22	(14,102)
CAD 1,654,019	USD 1,291,448	State Street Bank and Trust Co.	01/14/22	16,115
USD 2,523,663	NZD 3,718,002	State Street Bank and Trust Co.	01/14/22	(22,455)
USD 708	MXN 14,950	State Street Bank and Trust Co.	02/04/22	(18)
USD 4,111	GBP 3,048	The Bank of New York Mellon	01/04/22	(15)
				$(30,656)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the following futures contracts were outstanding for Voya Balanced Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	88	03/22/22	$11,481,250	$36,196
U.S. Treasury 2-Year Note	70	03/31/22	15,272,031	(20,977)
U.S. Treasury 5-Year Note	490	03/31/22	59,278,516	246,442
			$86,031,797	$261,661
Short Contracts:
U.S. Treasury Long Bond	(19)	03/22/22	(3,048,313)	(46,055)
U.S. Treasury Ultra 10-Year Note	(87)	03/22/22	(12,740,063)	(224,238)
U.S. Treasury Ultra Long Bond	(9)	03/22/22	(1,774,125)	(31,411)
			$(17,562,501)	$(301,704)
At December 31, 2021, the following centrally cleared credit default swaps were outstanding for Voya Balanced Income Portfolio:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 1,140,000	$(23,306)	$6,981
					$(23,306)	$6,981

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2021, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Income Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.466%	Semi-Annual	12/22/31	USD 183,500	$(1,874)	$(1,874)
Pay	3-month USD-LIBOR	Quarterly	1.540	Semi-Annual	12/24/31	USD 122,000	(403)	(403)
Pay	3-month USD-LIBOR	Quarterly	1.581	Semi-Annual	01/05/32	USD 356,000	124	124
Receive	3-month USD-LIBOR	Quarterly	1.497	Semi-Annual	12/22/31	USD 228,000	1,656	1,656
Receive	3-month USD-LIBOR	Quarterly	1.548	Semi-Annual	12/23/31	USD 652,000	1,633	1,633
Receive	3-month USD-LIBOR	Quarterly	1.569	Semi-Annual	12/29/31	USD 259,009	145	145
Receive	3-month USD-LIBOR	Quarterly	1.628	Semi-Annual	12/31/31	USD 612,000	(3,076)	(3,076)
Receive	3-month USD-LIBOR	Quarterly	1.578	Semi-Annual	01/05/32	USD 101,800	—	—
							$(1,795)	$(1,795)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the following OTC volatility swaps were outstanding for Voya Balanced Income Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR vs. USD	6.500%	BNP Paribas	03/14/22	EUR	1,434,500	$(6,318)	$(6,318)
Receive	EUR vs. USD	6.400%	Goldman Sachs International	06/14/22	EUR	1,272,600	(5,277)	(5,277)
Receive	EUR vs. USD	6.300%	Standard Chartered Bank	06/14/22	EUR	1,440,300	(4,915)	(4,915)
							$(16,510)	$(16,510)
At December 31, 2021, the following OTC purchased equity options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	03/18/22	USD 80.500	304,921	USD 26,531,176	$157,143	$86,246
							$157,143	$86,246
At December 31, 2021, the following OTC written equity options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	01/21/22	USD 85.250	165,773	USD 14,423,909	$84,544	$(22,111)
							$84,544	$(22,111)
At December 31, 2021, the following OTC written interest rate swaptions were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Pay	1.497%	3-month USD-LIBOR	01/06/22	USD 2,354,000	$15,095	$(2,221)
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Receive	1.497%	3-month USD-LIBOR	01/06/22	USD 2,354,000	15,095	(20,619)
							$30,190	$(22,840)

(1)
Payments made at maturity date.

(2)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
COP	–	Colombian Peso
EUR	–	EU Euro
GBP	–	British Pound
IDR	–	Indonesian Rupiah
JPY	–	Japanese Yen
MXN	–	Mexican Peso
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

PEN	–	Peruvian Nuevo Sol
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
TRY	–	Turkish Lira
USD	–	United States Dollar
ZAR	–	South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity Contracts	Investments in securities at value*	$86,246
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,669,928
Interest rate contracts	Variation margin receivable on futures contracts**	282,638
Credit contracts	Variation margin receivable on centrally cleared swaps**	6,981
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	3,558
Total Asset Derivatives		$2,049,351
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,700,584
Interest rate contracts	Variation margin payable on futures contracts**	322,681
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	16,510
Interest rate contracts	Variation margin payable on centrally cleared swaps**	5,353
Equity contracts	Written options, at fair value	22,111
Interest rate contracts	Written options, at fair value	22,840
Total Liability Derivatives		$2,090,079

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(210,901)	$—	$—	$(85,675)	$—	$(296,576)
Equity contracts	(25,964)	—	—	—	29,255	3,291
Foreign exchange contracts	(143,434)	(596,788)	—	—	62,670	(677,552)
Interest rate contracts	90,824	—	(1,516,085)	(922,807)	937,363	(1,410,705)
Total	$(289,475)	$(596,788)	$(1,516,085)	$(1,008,482)	$1,029,288	$(2,381,542)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2021 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$29,057	$—	$—	$3,872	$—	$32,929
Equity contracts	(70,897)	—	—	—	62,433	(8,464)
Foreign exchange contracts	80,626	55,287	—	(16,510)	(57,066)	62,337
Interest rate contracts	—	—	(276,442)	(1,795)	7,350	(270,887)
Total	$38,786	$55,287	$(276,442)	$(14,433)	$12,717	$(184,085)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized apppreciation (depreciation) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	BNP Paribas	Brown Brothers Harriman	Citibank N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$—	$86,246	$—	$—	$—	$—	$—	$—	$86,246
Forward foreign currency contracts	501,741	46,899	97,161	176,074	86	629,433	57,946	160,588	—	1,669,928
Total Assets	$501,741	$46,899	$183,407	$176,074	$86	$629,433	$57,946	$160,588	$—	$1,756,174
Liabilities:
Forward foreign currency contracts	$342,472	$20,470	$198,300	$139,236	$—	$541,604	$91,002	$367,485	$15	$1,700,584
Volatility Swaps	6,318	—	—	5,277	—	—	4,915	—	—	16,510
Written options	—	—	22,111	22,840	—	—	—	—	—	44,951
Total Liabilities	$348,790	$20,470	$220,411	$167,353	$—	$541,604	$95,917	$367,485	$15	$1,762,045
Net OTC derivative instruments by counterparty, at fair value	$152,951	$26,429	$(37,004)	$8,721	$86	$87,829	$(37,971)	$(206,897)	$(15)	(5,871)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$152,951	$26,429	$(37,004)	$8,721	$86	$87,829	$(37,971)	$(206,897)	$(15)	$(5,871)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $314,525,971.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,918,592
Gross Unrealized Depreciation	(11,821,074)
Net Unrealized Appreciation	$17,097,518
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.7%
	Basic Materials: 6.3%
900,000 (1)(2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	$919,332	0.2
750,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	780,285	0.2
1,325,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	1,216,204	0.2
1,000,000 (2)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,060,245	0.2
1,225,000 (2)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	1,199,159	0.2
1,150,000 (2)	Constellium SE, 5.625%, 06/15/2028	1,210,910	0.2
1,225,000 (2)	Diamond BC BV, 4.625%, 10/01/2029	1,217,019	0.2
900,000 (2)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	969,610	0.2
2,170,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	2,254,489	0.4
135,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	142,619	0.0
500,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	536,337	0.1
1,175,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	1,176,351	0.2
1,150,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,228,010	0.2
1,600,000 (2)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	1,607,720	0.3
1,350,000 (2)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	1,366,841	0.3
848,000 (2)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	923,447	0.2
1,300,000 (2)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	1,347,275	0.3
1,650,000 (2)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	1,627,568	0.3
1,375,000 (2)	Novelis Corp., 3.875%, 08/15/2031	1,368,544	0.3
535,000 (2)	OCI NV, 4.625%, 10/15/2025	555,627	0.1
850,000	Olin Corp., 5.125%, 09/15/2027	873,163	0.2
1,300,000	Olin Corp., 5.000%, 02/01/2030	1,366,853	0.3
1,825,000 (2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,911,742	0.4
1,400,000 (1)(2)	Taseko Mines Ltd., 7.000%, 02/15/2026	1,457,456	0.3
820,000 (2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	837,638	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
1,275,000 (2)	Tronox, Inc., 4.625%, 03/15/2029	$1,275,714	0.2
255,000 (2)	Unifrax Escrow Issuer Corp., 5.250%, 09/30/2028	258,239	0.1
875,000 (2)	Unifrax Escrow Issuer Corp., 7.500%, 09/30/2029	884,993	0.2
750,000 (1)(2)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	720,780	0.1
		32,294,170	6.3
	Communications: 15.9%
1,200,000 (2)	Acuris Finance US, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	1,195,824	0.2
1,200,000 (2)	Altice France Holding SA, 6.000%, 02/15/2028	1,148,160	0.2
1,700,000 (2)	Altice France SA/France, 5.500%, 10/15/2029	1,677,398	0.3
1,225,000 (2)	Altice France SA/France, 8.125%, 02/01/2027	1,310,781	0.3
1,300,000	AMC Networks, Inc., 4.250%, 02/15/2029	1,294,228	0.2
1,425,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	1,408,669	0.3
1,675,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	1,650,943	0.3
2,300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	2,369,954	0.5
2,250,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,320,256	0.4
1,075,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,120,150	0.2
800,000 (2)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	855,376	0.2
750,000 (2)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	803,647	0.2
575,000 (2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	575,641	0.1
175,000 (1)(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	163,800	0.0
675,000 (2)	CommScope, Inc., 4.750%, 09/01/2029	672,000	0.1
1,325,000 (2)	CommScope, Inc., 7.125%, 07/01/2028	1,303,687	0.3
1,925,000 (2)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	2,026,255	0.4
1,450,000 (2)	CSC Holdings LLC, 4.625%, 12/01/2030	1,374,513	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
675,000	CSC Holdings LLC, 5.250%, 06/01/2024	$702,830	0.1
925,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	923,349	0.2
450,000 (2)	CSC Holdings LLC, 7.500%, 04/01/2028	483,338	0.1
475,000 (2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	238,046	0.0
325,000 (2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	91,813	0.0
2,190,000 (2)	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 08/15/2027	2,245,188	0.4
1,750,000	DISH DBS Corp., 5.125%, 06/01/2029	1,595,335	0.3
450,000 (2)	DISH DBS Corp., 5.250%, 12/01/2026	457,947	0.1
775,000 (2)	DISH DBS Corp., 5.750%, 12/01/2028	784,203	0.2
960,000 (1)	DISH DBS Corp., 7.375%, 07/01/2028	973,541	0.2
1,350,000	Embarq Corp., 7.995%, 06/01/2036	1,514,214	0.3
1,460,000 (2)	Audacy Capital Corp., 6.500%, 05/01/2027	1,445,692	0.3
325,000 (2)	Frontier Communications Holdings LLC, 5.000%, 05/01/2028	335,338	0.1
450,000 (1)(2)	Frontier Communications Holdings LLC, 6.000%, 01/15/2030	453,024	0.1
1,300,000 (2)	Frontier Communications Holdings LLC, 6.750%, 05/01/2029	1,353,989	0.3
1,225,000 (2)	GCI LLC, 4.750%, 10/15/2028	1,258,926	0.2
1,225,000 (2)	Gray Escrow II, Inc., 5.375%, 11/15/2031	1,262,418	0.2
1,275,000 (1)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,428,319	0.3
500,000 (2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	520,550	0.1
1,800,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	1,900,125	0.4
1,200,000 (2)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	1,237,770	0.2
700,000 (2)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	704,550	0.1
1,440,000 (2)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,513,440	0.3
1,415,000 (2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	1,406,163	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,275,000 (2)	Midas OpCo Holdings LLC, 5.625%, 08/15/2029	$1,307,302	0.3
1,025,000 (2)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,056,775	0.2
350,000 (2)	Netflix, Inc., 4.875%, 06/15/2030	408,791	0.1
1,500,000	Netflix, Inc., 5.875%, 11/15/2028	1,806,270	0.3
1,100,000	Northwestern Bell Telephone, 7.750%, 05/01/2030	1,369,872	0.3
1,875,000 (2)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	1,886,344	0.4
225,000 (2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	225,069	0.0
300,000 (1)(2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	305,324	0.1
1,425,000 (2)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,498,477	0.3
610,000 (2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	578,899	0.1
860,000 (2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	835,408	0.2
1,175,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,222,682	0.2
1,300,000 (2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	1,338,727	0.3
2,950,000	Sprint Corp., 7.125%, 06/15/2024	3,315,564	0.6
850,000	Sprint Corp., 7.625%, 03/01/2026	1,021,585	0.2
220,000	TEGNA, Inc., 4.625%, 03/15/2028	222,830	0.0
500,000 (2)	TEGNA, Inc., 4.750%, 03/15/2026	520,528	0.1
1,325,000	TEGNA, Inc., 5.000%, 09/15/2029	1,357,211	0.3
825,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	873,824	0.2
950,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	1,024,404	0.2
475,000 (2)	Univision Communications, Inc., 4.500%, 05/01/2029	480,596	0.1
2,175,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	2,345,770	0.5
1,300,000 (2)	Urban One, Inc., 7.375%, 02/01/2028	1,340,892	0.3
875,000 (4)	ViacomCBS, Inc., 6.250%, 02/28/2057	986,676	0.2
1,250,000 (2)	ViaSat, Inc., 5.625%, 09/15/2025	1,257,781	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
250,000 (2)	ViaSat, Inc., 5.625%, 04/15/2027	$257,945	0.0
625,000 (2)	ViaSat, Inc., 6.500%, 07/15/2028	627,447	0.1
1,100,000 (2)	Viavi Solutions, Inc., 3.750%, 10/01/2029	1,101,524	0.2
2,100,000 (2)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	2,119,005	0.4
1,000,000 (2)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	1,014,310	0.2
		81,809,222	15.9
	Consumer, Cyclical: 21.4%
1,175,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,156,881	0.2
1,350,000 (2)	Academy Ltd., 6.000%, 11/15/2027	1,442,063	0.3
1,475,000 (2)	Adams Homes, Inc., 7.500%, 02/15/2025	1,542,975	0.3
1,775,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,812,790	0.3
400,000 (2)	Adient US LLC, 9.000%, 04/15/2025	425,448	0.1
1,825,000 (2)	Affinity Gaming, 6.875%, 12/15/2027	1,900,591	0.4
325,000 (2)	Allison Transmission, Inc., 3.750%, 01/30/2031	317,452	0.1
1,400,000 (2)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,524,432	0.3
620,425	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	609,561	0.1
975,000 (1)(2)	American Airlines Group, Inc., 3.750%, 03/01/2025	912,693	0.2
1,725,000 (2)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	1,847,052	0.4
1,525,000 (2)	Arko Corp., 5.125%, 11/15/2029	1,475,727	0.3
760,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	776,291	0.1
265,000 (2)	Asbury Automotive Group, Inc., 4.625%, 11/15/2029	270,411	0.0
640,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	651,370	0.1
300,000 (2)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 04/01/2027	296,550	0.1
1,225,000 (2)	Boyd Gaming Corp., 4.750%, 06/15/2031	1,251,638	0.2
451,000 (2)	Boyd Gaming Corp., 8.625%, 06/01/2025	483,797	0.1
865,000 (2)	Boyne USA, Inc., 4.750%, 05/15/2029	892,433	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,375,000 (2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	$1,377,881	0.3
1,300,000 (2)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,366,170	0.3
1,250,000 (2)	Carnival Corp., 7.625%, 03/01/2026	1,311,944	0.3
700,000 (2)	Carnival Corp., 9.875%, 08/01/2027	800,625	0.2
1,325,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	1,383,572	0.3
1,025,000 (2)	Century Communities, Inc., 3.875%, 08/15/2029	1,034,158	0.2
1,225,000 (2)	Cinemark USA, Inc., 8.750%, 05/01/2025	1,299,823	0.2
650,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	710,308	0.1
260,000 (1)	Delta Air Lines, Inc., 7.375%, 01/15/2026	306,372	0.1
1,000,000 (1)(2)	Foot Locker, Inc., 4.000%, 10/01/2029	1,003,150	0.2
1,900,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,919,000	0.4
1,100,000	Ford Motor Credit Co. LLC, 3.625%, 06/17/2031	1,159,785	0.2
1,100,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	1,188,682	0.2
1,775,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,929,966	0.4
1,150,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,308,660	0.3
1,700,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	1,833,883	0.4
1,400,000 (2)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	1,377,467	0.3
1,200,000 (1)(2)	Gap, Inc./The, 3.875%, 10/01/2031	1,185,468	0.2
990,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,038,881	0.2
1,025,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,067,507	0.2
1,400,000 (2)	Interface, Inc., 5.500%, 12/01/2028	1,468,565	0.3
775,000 (2)	IRB Holding Corp., 6.750%, 02/15/2026	790,349	0.2
1,850,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	2,287,451	0.4
162,000 (2)	Bath & Body Works, Inc., 9.375%, 07/01/2025	197,802	0.0
1,300,000 (2)	LBM Acquisition LLC, 6.250%, 01/15/2029	1,287,208	0.2
1,650,000 (2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	1,698,304	0.3
1,250,000 (2)	LGI Homes, Inc, 4.000%, 07/15/2029	1,247,156	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,600,000 (2)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	$1,630,840	0.3
400,000	M/I Homes, Inc., 3.950%, 02/15/2030	394,606	0.1
1,150,000	M/I Homes, Inc., 4.950%, 02/01/2028	1,200,450	0.2
575,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	568,684	0.1
825,000	Mattel, Inc., 5.450%, 11/01/2041	986,015	0.2
1,200,000 (2)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,165,860	0.2
975,000	Meritage Homes Corp., 5.125%, 06/06/2027	1,075,259	0.2
1,700,000 (2)	Meritor, Inc., 4.500%, 12/15/2028	1,706,825	0.3
300,000	MGM Resorts International, 5.500%, 04/15/2027	319,824	0.1
425,000	MGM Resorts International, 6.000%, 03/15/2023	444,663	0.1
1,300,000 (2)	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 05/01/2029	1,308,476	0.3
100,000 (2)	Murphy Oil USA, Inc., 3.750%, 02/15/2031	99,518	0.0
925,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	974,890	0.2
250,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	260,270	0.0
1,000,000 (1)(2)	Penn National Gaming, Inc., 4.125%, 07/01/2029	971,515	0.2
900,000 (2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	918,985	0.2
2,000,000 (2)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	2,176,030	0.4
1,044,000 (2)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	1,092,040	0.2
1,750,000 (2)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	1,749,729	0.3
600,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.500%, 04/01/2028	607,968	0.1
355,000 (2)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	375,858	0.1
704,000 (2)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	789,371	0.2
875,000 (2)	Scientific Games International, Inc., 7.000%, 05/15/2028	933,327	0.2
625,000 (2)	Scientific Games International, Inc., 8.250%, 03/15/2026	658,609	0.1
600,000 (2)	Scientific Games International, Inc., 8.625%, 07/01/2025	641,220	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,100,000 (2)	Scotts Miracle-Gro Co/The, 4.375%, 02/01/2032	$1,098,917	0.2
1,300,000 (2)	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	1,326,689	0.3
1,125,000 (2)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,158,626	0.2
1,525,000 (2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	1,542,072	0.3
1,875,000 (2)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	1,967,034	0.4
1,140,000 (2)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	1,164,533	0.2
1,300,000 (2)	SRS Distribution, Inc., 6.125%, 07/01/2029	1,326,702	0.3
550,000 (2)	SRS Distribution, Inc., 6.000%, 12/01/2029	553,611	0.1
2,050,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	1,934,257	0.4
1,350,000 (2)	Station Casinos LLC, 4.500%, 02/15/2028	1,360,287	0.3
1,375,000 (2)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,455,781	0.3
1,200,000 (2)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,204,134	0.2
1,100,000	Tri Pointe Homes, Inc., 5.700%, 06/15/2028	1,211,518	0.2
950,000 (1)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	978,310	0.2
450,000 (2)	United Airlines, Inc., 4.375%, 04/15/2026	469,823	0.1
1,000,000 (2)	United Airlines, Inc., 4.625%, 04/15/2029	1,033,330	0.2
1,400,000 (2)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,462,839	0.3
1,537,214	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	1,613,066	0.3
1,425,000 (2)	Victoria’s Secret & Co., 4.625%, 07/15/2029	1,459,243	0.3
1,700,000 (2)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,620,440	0.3
550,000 (2)	Viking Cruises Ltd., 13.000%, 05/15/2025	623,224	0.1
250,000 (2)	VOC Escrow Ltd., 5.000%, 02/15/2028	247,863	0.0
1,500,000 (2)	Wheel Pros, Inc., 6.500%, 05/15/2029	1,442,108	0.3
1,200,000 (2)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,252,704	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
600,000 (2)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250%), 03/15/2026	$616,473	0.1
1,150,000 (2)	William Carter Co/The, 5.625%, 03/15/2027	1,189,963	0.2
675,000 (2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	697,913	0.1
1,350,000 (2)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	1,314,610	0.3
1,000,000 (2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	1,031,625	0.2
		110,578,819	21.4
	Consumer, Non-cyclical: 16.1%
1,600,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,684,064	0.3
1,350,000 (2)	ACCO Brands Corp., 4.250%, 03/15/2029	1,341,920	0.3
1,745,000 (2)	ADT Security Corp./The, 4.125%, 08/01/2029	1,721,975	0.3
1,125,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,129,151	0.2
475,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	513,598	0.1
1,200,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,273,656	0.2
600,000 (1)(2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	584,409	0.1
575,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	604,023	0.1
1,525,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,631,125	0.3
1,600,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,647,368	0.3
300,000 (2)	AMN Healthcare, Inc., 4.000%, 04/15/2029	304,555	0.1
1,335,000 (2)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,385,062	0.3
775,000 (2)	APi Escrow Corp., 4.750%, 10/15/2029	791,686	0.2
520,000 (2)	APi Group DE, Inc., 4.125%, 07/15/2029	523,367	0.1
2,500,000 (2)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	2,628,613	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
425,000 (2)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	$434,269	0.1
1,750,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,542,712	0.3
950,000 (2)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	946,594	0.2
300,000 (2)	Block, Inc., 2.750%, 06/01/2026	300,752	0.1
800,000 (2)	Block, Inc., 3.500%, 06/01/2031	821,384	0.2
750,000 (2)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	780,000	0.2
700,000	Centene Corp., 2.500%, 03/01/2031	682,626	0.1
655,000	Centene Corp., 2.625%, 08/01/2031	642,991	0.1
1,825,000	Centene Corp., 4.625%, 12/15/2029	1,971,347	0.4
1,400,000 (2)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,419,488	0.3
450,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	463,005	0.1
1,225,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,262,418	0.2
525,000 (2)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	530,444	0.1
575,000 (2)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	609,241	0.1
1,585,000 (2)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	1,642,274	0.3
1,875,000 (2)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	1,913,025	0.4
1,735,000 (2)	CoreLogic, Inc., 4.500%, 05/01/2028	1,731,036	0.3
1,225,000 (2)	CPI Acquisition, Inc., 8.625%, 03/15/2026	1,297,012	0.3
275,000 (2)	DaVita, Inc., 3.750%, 02/15/2031	268,438	0.1
650,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	666,614	0.1
335,000	Encompass Health Corp., 4.625%, 04/01/2031	341,370	0.1
497,000 (2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	371,025	0.1
331,000 (1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	337,276	0.1
1,175,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	1,221,706	0.2
2,650,000	HCA, Inc., 5.375%, 02/01/2025	2,915,795	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
625,000	HCA, Inc., 5.625%, 09/01/2028	$731,356	0.1
900,000 (2)	Jazz Securities DAC, 4.375%, 01/15/2029	933,453	0.2
1,148,000 (2)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,233,813	0.2
625,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	733,469	0.1
1,315,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	1,611,304	0.3
625,000	Kraft Heinz Foods Co., 5.500%, 06/01/2050	847,994	0.2
1,700,000 (2)	Lamb Weston Holdings, Inc., 4.125%, 01/31/2030	1,747,464	0.3
1,095,000 (2)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	1,104,384	0.2
425,000 (1)(2)	LifePoint Health, Inc., 5.375%, 01/15/2029	423,487	0.1
1,135,000 (2)	Mozart Debt Merger Sub, Inc., 3.875%, 04/01/2029	1,133,263	0.2
1,225,000 (2)	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029	1,244,257	0.2
1,200,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	1,143,018	0.2
1,325,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,370,414	0.3
850,000	New Albertsons L.P., 7.450%, 08/01/2029	988,057	0.2
225,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 4.750%, 07/15/2031	222,528	0.0
1,150,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	1,215,895	0.2
1,300,000 (2)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	1,360,418	0.3
1,021,000 (2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,044,922	0.2
270,000 (1)(2)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	280,001	0.1
325,000 (2)	Pilgrim’s Pride Corp., 3.500%, 03/01/2032	328,790	0.1
650,000 (2)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	683,504	0.1
1,325,000 (2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,400,512	0.3
625,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	637,694	0.1
1,500,000 (2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,592,145	0.3
1,300,000 (2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	1,289,132	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,825,000 (2)	Select Medical Corp., 6.250%, 08/15/2026	$1,935,449	0.4
1,300,000 (2)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	1,282,671	0.2
500,000 (2)	Spectrum Brands, Inc., 3.875%, 03/15/2031	494,488	0.1
700,000 (2)	Spectrum Brands, Inc., 5.500%, 07/15/2030	751,772	0.1
775,000 (2)	Tenet Healthcare Corp., 4.250%, 06/01/2029	788,384	0.2
1,450,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,534,470	0.3
1,975,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,113,171	0.4
1,575,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	1,512,803	0.3
1,450,000 (2)	United Natural Foods, Inc., 6.750%, 10/15/2028	1,554,799	0.3
435,000	United Rentals North America, Inc., 3.750%, 01/15/2032	438,670	0.1
875,000	United Rentals North America, Inc., 4.875%, 01/15/2028	921,025	0.2
225,000	United Rentals North America, Inc., 5.250%, 01/15/2030	243,881	0.0
1,100,000 (2)	Vizient, Inc., 6.250%, 05/15/2027	1,149,225	0.2
		82,899,496	16.1
	Energy: 15.3%
1,900,000 (2)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	2,043,184	0.4
825,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	871,777	0.2
1,150,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	1,192,837	0.2
1,250,000 (2)	Antero Resources Corp., 5.375%, 03/01/2030	1,338,356	0.3
250,000 (2)	Antero Resources Corp., 7.625%, 02/01/2029	277,896	0.0
1,500,000	Apache Corp., 4.375%, 10/15/2028	1,634,137	0.3
675,000	Apache Corp., 5.100%, 09/01/2040	763,816	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
795,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	$830,091	0.2
400,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	420,400	0.1
1,000,000 (2)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,008,935	0.2
844,000 (2)	Baytex Energy Corp., 5.625%, 06/01/2024	845,063	0.2
1,325,000 (2)	Baytex Energy Corp., 8.750%, 04/01/2027	1,389,262	0.3
1,300,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	1,342,900	0.3
600,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	636,624	0.1
1,360,000	Callon Petroleum Co., 6.125%, 10/01/2024	1,341,014	0.3
610,000 (2)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	608,746	0.1
350,000 (2)	CNX Resources Corp., 6.000%, 01/15/2029	364,492	0.1
1,550,000 (2)	CNX Resources Corp., 7.250%, 03/14/2027	1,645,682	0.3
690,000 (2)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	711,680	0.1
1,525,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	1,586,229	0.3
725,000	DCP Midstream Operating L.P., 5.125%, 05/15/2029	820,276	0.2
595,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	650,728	0.1
125,000	DCP Midstream Operating L.P., 5.600%, 04/01/2044	155,677	0.0
1,175,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	1,328,925	0.3
1,030,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,057,913	0.2
575,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	598,816	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
625,000 (2)	DT Midstream, Inc., 4.125%, 06/15/2029	$640,884	0.1
1,100,000 (2)	DT Midstream, Inc., 4.375%, 06/15/2031	1,145,694	0.2
1,275,000 (2)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	1,326,217	0.2
2,300,000	EnLink Midstream LLC, 5.375%, 06/01/2029	2,355,614	0.4
1,425,000 (2)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,473,023	0.3
500,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	546,960	0.1
650,000 (2)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	707,603	0.1
150,000 (2)	EQT Corp., 3.125%, 05/15/2026	154,165	0.0
150,000 (1)(2)	EQT Corp., 3.625%, 05/15/2031	155,858	0.0
300,000	EQT Corp., 5.000%, 01/15/2029	332,677	0.1
750,000 (2)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	745,654	0.1
800,000 (2)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	834,168	0.2
500,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	516,063	0.1
900,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	932,625	0.2
1,375,000 (2)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	1,410,654	0.3
1,575,000 (2)	Independence Energy Finance LLC, 7.250%, 05/01/2026	1,638,134	0.3
2,200,000 (2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	2,059,288	0.4
875,000	Murphy Oil Corp., 5.875%, 12/01/2027	904,807	0.2
975,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,037,751	0.2
1,000,000 (2)	Nabors Industries Ltd., 7.500%, 01/15/2028	906,415	0.2
590,000	Nabors Industries, Inc., 5.100%, 09/15/2023	599,396	0.1
500,000 (2)	Nabors Industries, Inc., 7.375%, 05/15/2027	518,095	0.1
1,300,000 (2)	Oasis Petroleum, Inc., 6.375%, 06/01/2026	1,366,911	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,700,000	Occidental Petroleum Corp., 4.200%, 03/15/2048	$2,704,374	0.5
1,975,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	2,192,991	0.4
2,770,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	3,432,529	0.7
1,150,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	1,435,775	0.3
1,200,000 (2)	Rockcliff Energy II LLC, 5.500%, 10/15/2029	1,237,998	0.2
300,000	Southwestern Energy Co., 4.750%, 02/01/2032	316,512	0.1
1,625,000	Southwestern Energy Co., 5.375%, 02/01/2029	1,720,737	0.3
325,000	Southwestern Energy Co., 5.375%, 03/15/2030	348,803	0.1
1,391,000 (2)	Strathcona Resources Ltd., 6.875%, 08/01/2026	1,368,688	0.3
1,300,000 (2)	SunCoke Energy, Inc., 4.875%, 06/30/2029	1,295,457	0.2
350,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	356,027	0.1
1,150,000 (2)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,180,395	0.2
600,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	595,599	0.1
900,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	975,164	0.2
1,925,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	2,093,784	0.4
1,075,000 (2)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	1,039,837	0.2
1,800,000 (2)	Transocean, Inc., 7.500%, 01/15/2026	1,342,872	0.3
675,000 (2)	Venture Global Calcasieu Pass LLC, 3.875%, 08/15/2029	701,436	0.1
1,070,000 (2)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	1,136,051	0.2
1,300,000 (2)	Vine Energy Holdings LLC, 6.750%, 04/15/2029	1,412,782	0.3
825,000 (2)	Viper Energy Partners L.P., 5.375%, 11/01/2027	853,149	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,375,000 (2)	Weatherford International Ltd., 8.625%, 04/30/2030	$1,429,732	0.3
1,700,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	2,033,914	0.4
		78,978,718	15.3
	Financial: 6.9%
1,025,000	Ally Financial, Inc., 5.750%, 11/20/2025	1,157,077	0.2
1,300,000 (2)	AmWINS Group, Inc., 4.875%, 06/30/2029	1,315,230	0.2
1,300,000 (2)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	1,335,438	0.3
1,050,000 (2)	AssuredPartners, Inc., 5.625%, 01/15/2029	1,022,884	0.2
1,425,000 (2)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,402,065	0.3
1,675,000 (2)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	1,794,637	0.3
545,000 (2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	533,304	0.1
675,000 (2)	Freedom Mortgage Corp., 7.625%, 05/01/2026	690,053	0.1
1,075,000 (2)	Freedom Mortgage Corp., 8.250%, 04/15/2025	1,101,649	0.2
395,000 (2)	Iron Mountain, Inc., 5.000%, 07/15/2028	406,457	0.1
540,000 (2)	Iron Mountain, Inc., 5.250%, 07/15/2030	570,033	0.1
510,000 (2)	Iron Mountain, Inc., 5.625%, 07/15/2032	546,538	0.1
1,300,000 (2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	1,334,717	0.3
600,000 (2)	LPL Holdings, Inc., 4.000%, 03/15/2029	615,249	0.1
300,000 (2)	LPL Holdings, Inc., 4.375%, 05/15/2031	307,308	0.1
1,150,000 (2)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,191,900	0.2
300,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	315,431	0.1
665,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	709,774	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
775,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	$829,238	0.2
300,000 (2)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	301,236	0.1
1,300,000 (2)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	1,357,473	0.3
325,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	329,157	0.1
1,325,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,387,911	0.3
1,250,000 (2)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,236,175	0.2
1,475,000	Navient Corp., 4.875%, 03/15/2028	1,473,532	0.3
850,000	Navient Corp., 5.000%, 03/15/2027	867,744	0.2
270,000	Navient Corp., 7.250%, 09/25/2023	291,362	0.0
575,000	OneMain Finance Corp., 4.000%, 09/15/2030	566,404	0.1
2,100,000	OneMain Finance Corp., 5.375%, 11/15/2029	2,286,375	0.4
1,325,000 (2)	PRA Group, Inc., 5.000%, 10/01/2029	1,330,313	0.3
1,650,000 (2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	1,693,766	0.3
1,400,000	SBA Communications Corp., 3.875%, 02/15/2027	1,443,855	0.3
1,250,000 (2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	1,254,375	0.2
500,000 (2)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	481,875	0.1
950,000 (2)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	948,176	0.2
1,125,000 (2)	XHR L.P., 4.875%, 06/01/2029	1,146,611	0.2
		35,575,322	6.9
	Industrial: 8.9%
1,950,000 (2)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	2,010,528	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,575,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	$1,639,725	0.3
450,000 (2)	Builders FirstSource, Inc., 4.250%, 02/01/2032	466,654	0.1
1,000,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,074,310	0.2
1,510,000 (2)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,539,279	0.3
1,950,000 (2)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	2,003,849	0.4
885,000 (2)	Clark Equipment Co., 5.875%, 06/01/2025	921,891	0.2
400,000 (2)	Clean Harbors, Inc., 4.875%, 07/15/2027	412,400	0.1
460,000 (2)	Clean Harbors, Inc., 5.125%, 07/15/2029	488,761	0.1
1,425,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	1,455,025	0.3
925,000 (2)	GFL Environmental, Inc., 4.000%, 08/01/2028	908,068	0.2
275,000 (2)	GFL Environmental, Inc., 4.375%, 08/15/2029	272,838	0.0
865,000 (2)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	887,901	0.2
1,300,000 (2)	GrafTech Finance, Inc., 4.625%, 12/15/2028	1,321,820	0.3
1,575,000 (2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,632,487	0.3
1,275,000 (2)	Granite US Holdings Corp., 11.000%, 10/01/2027	1,387,838	0.3
1,250,000 (2)	II-VI, Inc., 5.000%, 12/15/2029	1,279,125	0.2
1,600,000 (2)	Imola Merger Corp., 4.750%, 05/15/2029	1,644,584	0.3
575,000 (2)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	601,930	0.1
1,475,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,519,250	0.3
1,200,000 (2)	Koppers, Inc., 6.000%, 02/15/2025	1,222,236	0.2
807,000 (2)	Maxar Space Robotics LLC, 9.750%, 12/31/2023	870,362	0.2
1,500,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,607,123	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
2,000,000 (2)	PGT Innovations, Inc., 4.375%, 10/01/2029	$2,013,430	0.4
1,075,000 (2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	1,097,844	0.2
1,300,000 (2)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,438,970	0.3
1,110,000 (2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,107,652	0.2
1,255,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	1,283,627	0.2
1,450,000 (2)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	1,399,250	0.3
425,000 (2)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	434,469	0.1
1,325,000 (2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,414,106	0.3
950,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	996,417	0.2
925,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	961,140	0.2
1,025,000 (2)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	1,099,482	0.2
900,000	TransDigm, Inc., 4.625%, 01/15/2029	898,641	0.2
875,000	TransDigm, Inc., 5.500%, 11/15/2027	902,803	0.2
1,200,000	TransDigm, Inc., 6.375%, 06/15/2026	1,234,500	0.2
1,030,000 (2)	Vertiv Group Corp., 4.125%, 11/15/2028	1,042,066	0.2
1,250,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,289,388	0.2
		45,781,769	8.9
	Technology: 3.0%
1,600,000 (2)	Austin BidCo, Inc., 7.125%, 12/15/2028	1,654,272	0.3
900,000 (2)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	917,041	0.2
300,000 (2)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	310,296	0.1
200,000 (2)	CA Magnum Holdings, 5.375%, 10/31/2026	207,250	0.0
1,300,000 (2)	Castle US Holding Corp., 9.500%, 02/15/2028	1,357,090	0.3
1,150,000 (2)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	1,203,383	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,220,000 (2)	NCR Corp., 5.125%, 04/15/2029	$1,265,152	0.2
200,000 (2)	Open Text Corp., 3.875%, 02/15/2028	204,158	0.0
1,200,000 (2)	Open Text Holdings, Inc., 4.125%, 02/15/2030	1,237,848	0.2
575,000 (2)	OpenText Corp., 3.875%, 12/01/2029	583,142	0.1
1,300,000 (2)	Playtika Holding Corp., 4.250%, 03/15/2029	1,275,970	0.3
1,400,000 (1)(2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	1,367,016	0.3
1,000,000 (2)	ROBLOX Corp., 3.875%, 05/01/2030	1,016,010	0.2
1,645,000 (2)	Rocket Software, Inc., 6.500%, 02/15/2029	1,607,173	0.3
1,400,000 (2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	1,450,827	0.3
		15,656,628	3.0
	Utilities: 0.9%
170,000 (2)	Clearway Energy Operating LLC, 3.750%, 01/15/2032	168,969	0.0
1,300,000 (2)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,368,536	0.2
1,350,000 (2)	Drax Finco PLC, 6.625%, 11/01/2025	1,395,475	0.3
225,000 (2)	NRG Energy, Inc., 3.375%, 02/15/2029	220,800	0.0
336,000	NRG Energy, Inc., 6.625%, 01/15/2027	349,709	0.1
450,000 (2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	465,293	0.1
900,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	928,139	0.2
		4,896,921	0.9
	Total Corporate Bonds/Notes (Cost $469,768,063)	488,471,065	94.7
BANK LOANS: 1.1%
	Business Equipment & Services: 0.3%
600,000	Ascend Learning LLC, 6.250%, (US0003M + 0.058%), 11/18/2029	602,250	0.1
700,000	Ascend Learning LLC, 6.250%, (US0003M + 0.058%), 12/10/2029	698,250	0.2
		1,300,500	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Cyclical: 0.6%
1,900,000	AP Core Holdings II LLC TL B2 1L, 6.250%, (US0001M + 5.500%), 09/01/2027	$1,905,937	0.3
1,475,857	Golden Nugget LLC TL B 1L, 3.250%, (US0001M + 2.500%), 10/04/2023	1,468,813	0.3
		3,374,750	0.6

	Health Care: 0.1%
602,674	Bausch Health Companies, Inc. 2018 Term Loan B, 3.104%, (US0001M + 3.000%), 06/02/2025	600,749	0.1

	Technology: 0.1%
430,000	BMC Software TL 2L, 5.601%, (US0001M + 5.500%), 03/30/2026	434,515	0.1
	Total Bank Loans (Cost $5,609,264)	5,710,514	1.1
CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
350,000	DISH Network Corp., 3.375%, 08/15/2026	332,169	0.1

	Financial: 0.0%
499,200 (2)(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	549	0.0
	Total Convertible Bonds/ Notes (Cost $797,903)	332,718	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.5%
	Consumer Discretionary: —%
1,476 (2)(6)(7)	Perseus Holding Corp.	—	—

	Consumer Staples: 0.5%
107,541 (6)(7)	Southeastern Grocers, Inc.	2,527,213	0.5

	Energy: 0.0%
2 (7)	Amplify Energy Corp.	6	0.0
424,441 (6)(7)	Ascent Resources - Utica LLC	5,094	0.0
		5,100	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 0.0%
26 (7)	Option Care Health, Inc.	$739	0.0

	Information Technology: 0.0%
1 (7)	Avaya Holdings Corp.	20	0.0
	Total Common Stock (Cost $768,535)	2,533,072	0.5
PREFERRED STOCK: —%
	Consumer Discretionary: —%
775 (2)(6)(7)	Perseus Holding Corp.	—	—
	Total Preferred Stock (Cost $—)	—	—
WARRANTS: —%
	Health Care: —%
126 (6)(7)	Option Care Health, Inc. - Class A	—	—
126 (6)(7)	Option Care Health, Inc. - Class B	—	—
	Total Warrants (Cost $—)	—	—
OTHER (8): —%
	Energy: —%
2,000 (6)(9)	Green Field Energy Services, Inc. (Escrow)	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $476,943,765)	497,047,369	96.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Commercial Paper: 1.5%
1,500,000	AT&T, Inc., 0.380%, 03/15/2022	1,498,834	0.3
1,475,000	Consolidated Edison Company, 0.280%, 02/07/2022	1,474,575	0.3
1,650,000	Enbridge (US) Inc., 0.290%, 02/02/2022	1,649,569	0.3
1,800,000	Entergy Corp., 0.190%, 01/19/2022	1,799,826	0.3
1,500,000	Societe Generale, 0.070%, 01/06/2022	1,499,983	0.3
	Total Commercial Paper (Cost $7,922,831)	7,922,787	1.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Government Agency Obligations: 0.9%
4,600,000 (10)	Federal Home Loan Bank Discount Notes, 0.000%, 01/12/2022 (Cost $4,599,958)	$4,600,000	0.9

	Repurchase Agreements: 3.4%
4,325,558 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $4,325,576, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $4,412,069, due 02/01/22-07/20/71)	4,325,558	0.8
4,359,200 (11)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $4,359,225, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $4,446,410, due 01/04/22-11/15/51)	4,359,200	0.9
1,022,433 (11)	Nomura Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,022,437, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,042,882, due 09/06/24-09/20/69)	1,022,433	0.2
4,359,188 (11)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $4,359,206, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,446,372, due 05/15/22-12/01/51)	4,359,188	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,678,455 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $3,678,476, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,752,043, due 07/15/23-02/15/48)	$3,678,455	0.7
	Total Repurchase Agreements (Cost $17,744,834)	17,744,834	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
327,000 (11)(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	327,000	0.1
413,000 (11)(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	413,000	0.1
244,000 (11)(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	244,000	0.0
	Total Mutual Funds (Cost $984,000)	984,000	0.2
	Total Short-Term Investments (Cost $31,251,623)	31,251,621	6.0
	Total Investments in Securities (Cost $508,195,388)	$528,298,990	102.4
	Liabilities in Excess of Other Assets	(12,370,450)	(2.4)
	Net Assets	$515,928,540	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

(5)
Defaulted security.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Non-income producing security.

(8)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(9)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.
(10)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:
US0001M  1-month LIBOR
US0003M  3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Consumer Staples	—	—	2,527,213	2,527,213
Energy	6	—	5,094	5,100
Health Care	739	—	—	739
Information Technology	20	—	—	20
Total Common Stock	765	—	2,532,307	2,533,072
Preferred Stock	—	—	—	—
Warrants	—	—	—	—
Corporate Bonds/Notes	—	488,471,065	—	488,471,065
Convertible Bonds/Notes	—	332,718	—	332,718
Other	—	—	—	—
Bank Loans	—	5,710,514	—	5,710,514
Short-Term Investments	984,000	30,267,621	—	31,251,621
Total Investments, at fair value	$984,765	$524,781,918	$2,532,307	$528,298,990

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2021, Voya High Yield Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Green Field Energy Services, Inc. (Escrow)	8/25/2019	$—	$—
		$—	$—
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $508,479,047.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,689,342
Gross Unrealized Depreciation	(2,869,399)
Net Unrealized Appreciation	$19,819,943
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 9.7%
115,413 (1)	Alphabet, Inc. - Class A	$334,356,077	5.6
181,549 (1)	NetFlix, Inc.	109,372,380	1.8
337,632 (1)(2)	ROBLOX Corp.	34,830,117	0.6
619,596 (1)(2)	Snap, Inc.	29,139,600	0.5
387,189 (1)	Take-Two Interactive Software, Inc.	68,811,229	1.2
		576,509,403	9.7
	Consumer Discretionary: 19.5%
124,718 (1)	Amazon.com, Inc.	415,852,216	7.0
42,913 (1)(2)	Chipotle Mexican Grill, Inc.	75,022,652	1.2
547,991	Darden Restaurants, Inc.	82,549,364	1.4
420,312 (1)(2)	Expedia Group, Inc.	75,958,785	1.3
1,038,502 (2)	LKQ Corp.	62,341,275	1.0
679,017 (2)	Nike, Inc. - Class B	113,171,763	1.9
150,871 (1)	O’Reilly Automotive, Inc.	106,549,626	1.8
825,234	Ross Stores, Inc.	94,307,742	1.6
702,725 (1)	Royal Caribbean Cruises Ltd.	54,039,553	0.9
79,852 (1)	Tesla, Inc.	84,385,997	1.4
		1,164,178,973	19.5
	Consumer Staples: 3.9%
536,980 (2)	Constellation Brands, Inc.	134,765,871	2.2
1,063,836 (2)	Philip Morris International, Inc.	101,064,420	1.7
		235,830,291	3.9
	Energy: 0.7%
361,363	Diamondback Energy, Inc.	38,972,999	0.7

	Financials: 2.1%
105,060	LPL Financial Holdings, Inc.	16,819,055	0.3
180,363	MSCI, Inc. - Class A	110,506,607	1.8
		127,325,662	2.1
	Health Care: 8.3%
330,881	Danaher Corp.	108,863,158	1.8
201,001 (1)	DexCom, Inc.	107,927,487	1.8
665,116	Eli Lilly & Co.	183,718,342	3.1
794,821 (1)	Horizon Therapeutics Plc	85,649,911	1.4
35,049	Teleflex, Inc.	11,512,895	0.2
		497,671,793	8.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 6.9%
408,498 (2)	Ametek, Inc.	$60,065,546	1.0
903,010 (1)	CoStar Group, Inc.	71,364,880	1.2
561,228	Eaton Corp. PLC	96,991,423	1.6
637,446 (2)	Quanta Services, Inc.	73,089,559	1.2
98,576 (1)	TransDigm Group, Inc.	62,721,937	1.1
338,515	Waste Connections, Inc.	46,129,439	0.8
		410,362,784	6.9
	Information Technology: 45.7%
362,119 (1)	Adobe, Inc.	205,343,200	3.4
1,092,278 (1)(2)	Advanced Micro Devices, Inc.	157,178,804	2.6
2,775,157	Apple, Inc.	492,784,629	8.2
181,189 (1)(2)	Bill.com Holdings, Inc.	45,143,239	0.8
310,622	CDW Corp.	63,609,173	1.1
248,177 (1)(2)	Datadog, Inc.	44,202,806	0.7
400,413	Entegris, Inc.	55,489,234	0.9
199,518 (1)	Gartner, Inc.	66,702,858	1.1
302,787	Intuit, Inc.	194,758,654	3.3
1,750,886 (2)	Marvell Technology, Inc.	153,185,016	2.6
1,643,295	Microsoft Corp.	552,672,974	9.3
197,102	Motorola Solutions, Inc.	53,552,613	0.9
730,001	Nvidia Corp.	214,700,594	3.6
136,825 (1)(2)	Palo Alto Networks, Inc.	76,178,687	1.3
204,334 (1)	Paycom Software, Inc.	84,837,434	1.4
639,074	Qualcomm, Inc.	116,867,462	2.0
142,519 (1)	ServiceNow, Inc.	92,510,508	1.5
101,734 (1)	Zebra Technologies Corp.	60,552,077	1.0
		2,730,269,962	45.7
	Materials: 1.1%
607,879	Crown Holdings, Inc.	67,243,575	1.1

	Real Estate: 1.5%
233,355	SBA Communications Corp.	90,779,762	1.5
	Total Common Stock
	(Cost $4,824,269,444)	5,939,145,204	99.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Commercial Paper: 0.2%
400,000 (3)	ANZ Bank, 0.120%, 02/10/2022	$399,961	0.0
450,000 (3)	Bayeriche Landesbank of New York, 0.160%, 04/01/2022	449,806	0.0
400,000 (3)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	399,399	0.0
475,000 (3)	Commonwealth Bank of Australia, 0.160%, 04/19/2022	474,699	0.0
375,000 (3)	Credit Suisse AG, 0.330%, 06/09/2022	374,483	0.0
325,000 (3)	Credit Suisse AG, 2.800%, 04/08/2022	326,970	0.0
300,000 (3)	DBS Bank Ltd., 0.120%, 02/01/2022	299,972	0.0
300,000 (3)	DNB Bank ASA, 0.140%, 03/16/2022	299,909	0.0
475,000 (3)	JPMorgan Securities LLC, 0.220%, 03/14/2022	474,783	0.0
400,000 (3)	Liberty Street Funding LLC, 0.220%, 03/17/2022	399,808	0.0
275,000 (3)	Lloyds Bank PLC, 0.150%, 03/29/2022	274,861	0.0
498,000 (3)	LMA-Americas LLC, 0.100%, 01/26/2022	497,960	0.0
300,000 (3)	LMA-Americas LLC, 0.270%, 05/04/2022	299,717	0.0
350,000 (3)	Matchpoint Finance PLC, 0.120%, 01/18/2022	349,985	0.0
300,000 (3)	Matchpoint Finance PLC, 0.150%, 03/15/2022	299,863	0.0
500,000 (3)	Mizuho Bank Ltd., 0.140%, 01/21/2022	499,968	0.0
300,000 (3)	Mizuho Bank Ltd., 0.150%, 03/16/2022	299,853	0.0
375,000 (3)	National Australia Bank Ltd., 0.120%, 02/18/2022	374,943	0.0
325,000 (3)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	324,995	0.0
475,000 (3)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/11/2022	474,988	0.0
300,000 (3)	Old Line Funding LLC, 0.130%, 03/10/2022	299,876	0.0
350,000 (3)	Old Line Funding LLC, 0.250%, 04/27/2022	349,695	0.0
325,000 (3)	Santander UK PLC, 0.300%, 05/03/2022	324,709	0.0
425,000 (3)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	424,805	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
525,000 (3)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	$524,720	0.1
300,000 (3)	Skandinaviska Enskilda Banken AB, 0.140%, 04/12/2022	299,820	0.0
500,000 (3)	Societe Generale, 0.170%, 03/31/2022	499,825	0.0
275,000 (3)	Starbird Funding Corp., 0.250%, 03/21/2022	274,858	0.0
500,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.140%, 01/13/2022	499,986	0.1
275,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	274,833	0.0
275,000 (3)	Swedbank AB, 0.150%, 03/23/2022	274,907	0.0
500,000 (3)	Swedbank AB, 0.150%, 03/24/2022	499,826	0.0
275,000 (3)	Thunder Bay Funding LLC, 0.130%, 03/18/2022	274,878	0.0
475,000 (3)	Toronto-Dominion Bank, 0.160%, 04/14/2022	474,720	0.0
350,000 (3)	Victory Receivables Corporation, 0.120%, 01/06/2022	349,996	0.0
475,000 (3)	Westpac Banking Corp., 0.130%, 03/25/2022	474,820	0.0
	Total Commercial Paper (Cost $13,719,197)	13,719,197	0.2

	Floating Rate Notes: 0.1%
650,000 (3)	ANZ Bank, 0.130%, 03/30/2022	649,953	0.1
350,000 (3)	Bank of Montreal, 0.120%, 01/05/2022	350,008	0.0
250,000 (3)	Bank of Nova Scotia, 0.130%, 02/28/2022	250,025	0.0
300,000 (3)	Barclays Bank PLC, 0.160%, 03/22/2022	299,992	0.0
475,000 (3)	Barclays Bank PLC, 0.160%, 03/24/2022	474,986	0.0
250,000 (3)	Canadian Imperial Bank of Commerce, 0.130%, 02/10/2022	250,018	0.0
425,000 (3)	Cooperatieve Rabobank U.A./New York, 0.200%, 06/21/2022	424,935	0.0
500,000 (3)	Credit Suisse AG, 0.170%, 04/08/2022	500,071	0.0
300,000 (3)	DBS Bank Ltd., 0.140%, 03/16/2022	299,984	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
450,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	$449,999	0.0
475,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 04/01/2022	474,988	0.0
500,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 04/14/2022	499,993	0.0
	Total Floating Rate Notes (Cost $4,924,952)	4,924,952	0.1

	Repurchase Agreements: 1.0%
2,791,913 (3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $2,791,934, collateralized by various U.S. Government Agency Obligations, 2.000%- 5.500%, Market Value plus accrued interest $2,847,751, due 01/01/25-12/01/51)	2,791,913	0.0
13,970,092 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $13,970,149, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $14,249,494, due 02/01/22-07/20/71)	13,970,092	0.2
4,806,052 (3)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $4,806,072, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $4,902,174, due 01/20/22-06/20/69)	4,806,052	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,392,170 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $6,392,207, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $6,520,052, due 01/04/22-11/15/51)	$6,392,170	0.1
8,944,913 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $8,944,957, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 3.500%, Market Value plus accrued interest $9,123,812, due 02/15/22-12/20/51)	8,944,913	0.2
6,290,978 (3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $6,291,009, collateralized by various U.S. Government Agency Obligations, 0.550%- 7.500%, Market Value plus accrued interest $6,416,830, due 01/01/23-10/20/71)	6,290,978	0.1
11,880,164 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $11,880,232, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $12,117,829, due 07/15/23-02/15/48)	11,880,164	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,837,665 (3)	Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $2,837,686, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $2,894,419, due 01/13/22-11/20/71)	$2,837,665	0.1
	Total Repurchase Agreements (Cost $57,913,947)	57,913,947	1.0

	Certificates of Deposit: 0.2%
475,000 (3)	Bank of Montreal, 0.220%, 03/21/2022	475,018	0.0
250,000 (3)	BNP Paribas, 0.130%, 03/03/2022	250,002	0.0
400,000 (3)	Commonwealth Bank of Australia, 0.130%, 04/08/2022	399,931	0.0
425,000 (3)	Credit Agricole, 0.230%, 03/09/2022	425,057	0.0
475,000 (3)	DZ Bank AG, 0.100%, 01/07/2022	475,003	0.0
475,000 (3)	DZ Bank AG, 0.100%, 01/12/2022	475,004	0.0
300,000 (3)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	299,993	0.0
475,000 (3)	Landesbank Baden-Wurttemberg, 0.170%, 04/12/2022	474,952	0.0
425,000 (3)	Landesbank Baden-Wurttemberg, 0.180%, 04/19/2022	424,955	0.0
500,000 (3)	Lloyds Bank PLC, 0.130%, 02/22/2022	500,087	0.1
475,000 (3)	Mitsubishi UFJ Trust and Banking Corp., 0.160%, 04/06/2022	474,896	0.0
250,000 (3)	Mizuho Bank Ltd., 0.150%, 03/14/2022	249,982	0.0
300,000 (3)	MUFG Bank LTD, 0.130%, 01/07/2022	300,010	0.0
475,000 (3)	Norinchukin Bank of New York, 0.110%, 01/27/2022	475,002	0.0
475,000 (3)	Norinchukin Bank of New York, 0.120%, 02/04/2022	475,002	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
475,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.150%, 04/07/2022	$474,866	0.0
275,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	275,038	0.0
475,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	475,047	0.1
475,000 (3)	Societe Generale, 0.170%, 04/18/2022	474,969	0.0
475,000 (3)	Svenska Handelsbanken AB, 0.160%, 04/20/2022	474,974	0.0
350,000 (3)	Toronto-Dominion Bank, 0.150%, 03/03/2022	350,039	0.0
	Total Certificates of Deposit (Cost $8,699,827)	8,699,827	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
46,134,000 (3)(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	46,134,000	0.8
1,866,000 (3)(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,866,000	0.0
1,866,000 (3)(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,866,000	0.0
	Total Mutual Funds
	(Cost $49,866,000)	49,866,000	0.8
	Total Short-Term Investments
	(Cost $135,123,923)	135,123,923	2.3
	Total Investments in Securities (Cost $4,959,393,367)	$6,074,269,127	101.7
	Liabilities in Excess of Other Assets	(102,577,855)	(1.7)
	Net Assets	$5,971,691,272	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$5,939,145,204	$—	$—	$5,939,145,204
Short-Term Investments	49,866,000	85,257,923	—	135,123,923
Total Investments, at fair value	$5,989,011,204	$85,257,923	$—	$6,074,269,127

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,970,979,481.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,158,403,044
Gross Unrealized Depreciation	(55,113,398)
Net Unrealized Appreciation	$1,103,289,646
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 7.2%
459,326	AT&T, Inc.	$11,299,420	2.4
173,061	Fox Corp. - Class A	6,385,951	1.3
163,709	ViacomCBS, Inc. - Class B	4,940,738	1.0
79,150 (1)	Walt Disney Co.	12,259,543	2.5
		34,885,652	7.2
	Consumer Discretionary: 5.3%
62,139 (1)	Caesars Entertainment, Inc.	5,811,861	1.2
31,932 (1)	Expedia Group, Inc.	5,770,751	1.2
207,839	Gap, Inc.	3,668,358	0.8
38,273	McDonald’s Corp.	10,259,843	2.1
		25,510,813	5.3
	Consumer Staples: 7.4%
103,290	Coca-Cola Co.	6,115,801	1.3
57,440	Lamb Weston Holdings, Inc.	3,640,547	0.7
146,767	Philip Morris International, Inc.	13,942,865	2.9
83,181	Walmart, Inc.	12,035,459	2.5
		35,734,672	7.4
	Energy: 5.9%
202,181	BP PLC ADR	5,384,080	1.1
43,810	Chevron Corp.	5,141,104	1.1
142,773	ConocoPhillips	10,305,355	2.1
46,720	Diamondback Energy, Inc.	5,038,752	1.1
32,026	Valero Energy Corp.	2,405,473	0.5
		28,274,764	5.9
	Financials: 21.0%
112,062	Apollo Global Management, Inc.	8,116,651	1.7
43,612	Arthur J. Gallagher & Co.	7,399,648	1.5
49,890	Assurant, Inc.	7,775,855	1.6
274,079	Bank of America Corp.	12,193,775	2.5
205,123	Bank of New York Mellon Corp.	11,913,544	2.5
55,789	Chubb Ltd.	10,784,572	2.2
300,002	Equitable Holdings, Inc.	9,837,065	2.0
56,331	PNC Financial Services Group, Inc.	11,295,492	2.4
221,574	Synchrony Financial	10,278,818	2.1
205,470	Truist Financial Corp.	12,030,268	2.5
		101,625,688	21.0
	Health Care: 17.4%
74,853 (2)	Alcon, Inc.	6,521,193	1.3
67,796	Baxter International, Inc.	5,819,609	1.2
120,547 (1)	Boston Scientific Corp.	5,120,837	1.1
165,587	Bristol-Myers Squibb Co.	10,324,349	2.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
33,914	Eli Lilly & Co.	$9,367,725	1.9
36,150	McKesson Corp.	8,985,805	1.9
15,569	Thermo Fisher Scientific, Inc.	10,388,260	2.2
37,241	UnitedHealth Group, Inc.	18,700,196	3.9
26,824	Zimmer Biomet Holdings, Inc.	3,407,721	0.7
21,147	Zoetis, Inc.	5,160,502	1.1
		83,796,197	17.4
	Industrials: 11.7%
246,303	Howmet Aerospace, Inc.	7,839,824	1.6
41,144	L3Harris Technologies, Inc.	8,773,547	1.8
296,165	nVent Electric PLC	11,254,270	2.3
13,735	Old Dominion Freight Line	4,922,349	1.0
139,725	Raytheon Technologies Corp.	12,024,733	2.5
11,596	Roper Technologies, Inc.	5,703,609	1.2
18,534 (1)	United Rentals, Inc.	6,158,663	1.3
		56,676,995	11.7
	Information Technology: 8.4%
9,354	Broadcom, Inc.	6,224,245	1.3
59,533	Dolby Laboratories, Inc.	5,668,732	1.2
49,058	Microchip Technology, Inc.	4,270,990	0.9
47,832	Motorola Solutions, Inc.	12,995,954	2.7
22,696	NXP Semiconductor NV - NXPI - US	5,169,695	1.0
55,961	TD SYNNEX Corp.	6,399,700	1.3
		40,729,316	8.4
	Materials: 4.1%
13,533	Air Products & Chemicals, Inc.	4,117,551	0.9
52,061	Alcoa Corp.	3,101,795	0.6
60,635	CF Industries Holdings, Inc.	4,291,745	0.9
42,031	Eastman Chemical Co.	5,081,968	1.1
18,755	Reliance Steel & Aluminum Co.	3,042,436	0.6
		19,635,495	4.1
	Real Estate: 4.7%
101,252	American Homes 4 Rent	4,415,600	0.9
25,592	ProLogis, Inc.	4,308,669	0.9
47,702 (1)	Ryman Hospitality Properties	4,386,676	0.9
81,089	UDR, Inc.	4,864,529	1.0
56,615	Welltower, Inc.	4,855,868	1.0
		22,831,342	4.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 5.3%
36,048	Ameren Corp.	$3,208,633	0.6
36,287	American Electric Power Co., Inc.	3,228,454	0.7
42,095	CMS Energy Corp.	2,738,280	0.6
44,213	Entergy Corp.	4,980,595	1.0
116,991	Exelon Corp.	6,757,400	1.4
440,822 (1)(3)	PRIME AET&D Holdings NO 1	—	—
72,317	Public Service Enterprise Group, Inc.	4,825,713	1.0
		25,739,075	5.3
	Total Common Stock (Cost $416,588,362)	475,440,009	98.4
OTHER (4): —%
	Communications: —%
32,517 (3)(5)	Tribune Co. (Escrow)	—	—

	Energy: —%
1,685,000 (3)(5)	Samson Investment Co. (Escrow)	—	—
	Total Other
	(Cost $30,842)	—	—

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
	Financial: —%
1,216,000 (3)(6)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2014	—	—
	Total Corporate Bonds/Notes (Cost $787,908)	—	—
	Total Long-Term Investments (Cost $417,407,112)	475,440,009	98.4
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 1.1%
1,219,959 (7)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,219,964, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,244,358, due 09/01/28-01/01/61)	1,219,959	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
361,657 (7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $361,659, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $368,892, due 04/07/22-04/01/51)	$361,657	0.1
1,219,959 (7)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $1,219,963, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,244,358, due 02/10/22-01/01/52)	1,219,959	0.3
1,219,959 (7)	HSBC Securities USA, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,219,964, collateralized by various U.S. Government Agency Obligations, 1.875%-6.500%, Market Value plus accrued interest $1,244,358, due 01/20/27-05/20/51)	1,219,959	0.2
1,219,959 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/ 21, 0.05%, due 01/03/22 (Repurchase Amount $1,219,964, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,244,358, due 05/15/22-12/01/51)	1,219,959	0.2
	Total Repurchase Agreements
	(Cost $5,241,493)	5,241,493	1.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
7,705,000 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $7,705,000)	$7,705,000	1.6
	Total Short-Term Investments
	(Cost $12,946,493)	12,946,493	2.7
	Total Investments in Securities (Cost $430,353,605)	$488,386,502	101.1
	Liabilities in Excess of Other Assets	(5,201,108)	(1.1)
	Net Assets	$483,185,394	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
Defaulted security.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$34,885,652	$—	$—	$34,885,652
Consumer Discretionary	25,510,813	—	—	25,510,813
Consumer Staples	35,734,672	—	—	35,734,672
Energy	28,274,764	—	—	28,274,764
Financials	101,625,688	—	—	101,625,688
Health Care	83,796,197	—	—	83,796,197
Industrials	56,676,995	—	—	56,676,995
Information Technology	40,729,316	—	—	40,729,316
Materials	19,635,495	—	—	19,635,495
Real Estate	22,831,342	—	—	22,831,342
Utilities	25,739,075	—	—	25,739,075
Total Common Stock	475,440,009	—	—	475,440,009
Corporate Bonds/Notes	—	—	—	—
Other	—	—	—	—
Short-Term Investments	7,705,000	5,241,493	—	12,946,493
Total Investments, at fair value	$483,145,009	$5,241,493	$—	$488,386,502

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, Voya Large Cap Value Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co. (Escrow)	6/28/2017	$30,842	$—
Tribune Co. (Escrow)	8/16/2015	—	—
		$30,842	$—
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $433,552,163.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$66,729,932
Gross Unrealized Depreciation	(11,756,574)
Net Unrealized Appreciation	$54,973,358
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.6%
	Basic Materials: 0.4%
475,000	Ecolab, Inc., 1.650%, 02/01/2027	$477,422	0.1
500,000 (1)	Georgia-Pacific LLC, 1.750%, 09/30/2025	502,333	0.1
280,000	Nucor Corp., 2.000%, 06/01/2025	285,726	0.1
425,000	Nutrien Ltd., 3.150%, 10/01/2022	430,303	0.1
		1,695,784	0.4
	Communications: 1.9%
560,000	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	573,983	0.1
669,000	Amazon.com, Inc., 0.450%, 05/12/2024	662,727	0.2
370,000	AT&T, Inc., 1.700%, 03/25/2026	368,444	0.1
335,000	AT&T, Inc., 4.050%, 12/15/2023	354,606	0.1
472,000	Bell Canada, 0.750%, 03/17/2024	467,370	0.1
413,000	British Telecommunications PLC, 4.500%, 12/04/2023	437,070	0.1
500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	507,432	0.1
599,000	Fox Corp., 4.030%, 01/25/2024	632,896	0.2
330,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	351,694	0.1
653,000 (1)	NTT Finance Corp., 0.583%, 03/01/2024	645,735	0.2
185,000 (1)	Sky Ltd., 3.125%, 11/26/2022	189,132	0.0
408,000	T-Mobile USA, Inc., 3.500%, 04/15/2025	432,563	0.1
405,000	TWDC Enterprises 18 Corp., 2.125%, 09/13/2022	409,045	0.1
600,000	TWDC Enterprises 18 Corp., 2.450%, 03/04/2022	602,139	0.1
471,000	Verizon Communications, Inc., 0.850%, 11/20/2025	459,882	0.1
472,000	Verizon Communications, Inc., 3.500%, 11/01/2024	502,561	0.1
259,000	Walt Disney Co/The, 4.000%, 10/01/2023	273,046	0.1
		7,870,325	1.9
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 2.3%
358,000 (1)	7-Eleven, Inc., 0.950%, 02/10/2026	$346,979	0.1
433,000	American Honda Finance Corp., 0.650%, 09/08/2023	431,858	0.1
509,000	American Honda Finance Corp., 0.875%, 07/07/2023	509,351	0.1
140,000	American Honda Finance Corp., 1.300%, 09/09/2026	138,405	0.0
390,000	American Honda Finance Corp., 2.050%, 01/10/2023	395,850	0.1
236,000 (1)	BMW US Capital LLC, 0.800%, 04/01/2024	234,544	0.0
431,000 (1)(2)	BMW US Capital LLC, 3.900%, 04/09/2025	463,815	0.1
460,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	461,889	0.1
250,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	254,439	0.1
168,570	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	168,019	0.0
256,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	269,218	0.1
453,000	General Motors Financial Co., Inc., 1.050%, 03/08/2024	450,828	0.1
466,000	General Motors Financial Co., Inc., 1.700%, 08/18/2023	470,615	0.1
750,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	801,754	0.2
536,000	PACCAR Financial Corp., 0.350%, 08/11/2023	531,876	0.1
450,000 (1)	Panasonic Corp., 2.536%, 07/19/2022	453,621	0.1
623,000	Ross Stores, Inc., 4.600%, 04/15/2025	683,050	0.2
330,000 (1)(2)	Toyota Industries Corp., 3.110%, 03/12/2022	331,017	0.1
474,000	Toyota Motor Corp., 0.681%, 03/25/2024	471,398	0.1
742,000	Toyota Motor Credit Corp., 0.500%, 08/14/2023	739,544	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
25,592	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	$26,561	0.0
225,458	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	236,583	0.1
728,000	WW Grainger, Inc., 1.850%, 02/15/2025	742,100	0.2
		9,613,314	2.3
	Consumer, Non-cyclical: 4.6%
640,000	AbbVie, Inc., 2.300%, 11/21/2022	649,070	0.2
517,000	AbbVie, Inc., 2.600%, 11/21/2024	536,771	0.1
165,000	AbbVie, Inc., 2.900%, 11/06/2022	168,071	0.0
850,000	AbbVie, Inc., 3.450%, 03/15/2022	850,784	0.2
500,000	Altria Group, Inc., 2.350%, 05/06/2025	512,118	0.1
326,000	AmerisourceBergen Corp., 0.737%, 03/15/2023	325,235	0.1
385,000	Anthem, Inc., 3.500%, 08/15/2024	406,784	0.1
644,000	BAT International Finance PLC, 1.668%, 03/25/2026	632,855	0.1
410,000 (1)	Baxter International, Inc., 1.322%, 11/29/2024	409,677	0.1
386,000	Boston Scientific Corp., 1.900%, 06/01/2025	390,695	0.1
506,000	Bristol-Myers Squibb Co., 0.750%, 11/13/2025	493,226	0.1
355,000	Bristol-Myers Squibb Co., 2.600%, 05/16/2022	357,977	0.1
587,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	585,397	0.1
219,000 (1)	Cargill, Inc., 1.375%, 07/23/2023	220,796	0.0
274,000	Cigna Corp., 1.250%, 03/15/2026	270,299	0.1
673,000	Conagra Brands, Inc., 0.500%, 08/11/2023	667,468	0.2
394,000	Constellation Brands, Inc., 3.200%, 02/15/2023	402,551	0.1
685,000	DH Europe Finance II Sarl, 2.050%, 11/15/2022	693,928	0.2
250,000	Diageo Capital PLC, 1.375%, 09/29/2025	248,833	0.1
587,000 (1)	Element Fleet Management Corp., 3.850%, 06/15/2025	624,697	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
309,000	Gilead Sciences, Inc., 0.750%, 09/29/2023	$307,823	0.1
770,000	Gilead Sciences, Inc., 1.950%, 03/01/2022	770,908	0.2
458,000	Global Payments, Inc., 1.200%, 03/01/2026	444,990	0.1
417,000	Hershey Co/The, 0.900%, 06/01/2025	411,806	0.1
262,000	Humana, Inc., 0.650%, 08/03/2023	260,732	0.1
446,000	Illumina, Inc., 0.550%, 03/23/2023	443,866	0.1
370,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	374,126	0.1
140,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	146,006	0.0
400,000	Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	422,545	0.1
484,000	Merck & Co., Inc., 1.700%, 06/10/2027	487,189	0.1
440,000 (1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	444,690	0.1
633,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	646,332	0.2
334,000 (1)(2)	Nestle Holdings, Inc., 1.150%, 01/14/2027	326,079	0.1
345,000	PayPal Holdings, Inc., 2.200%, 09/26/2022	349,932	0.1
465,000	PerkinElmer, Inc., 0.850%, 09/15/2024	458,662	0.1
129,000	RELX Capital, Inc., 3.500%, 03/16/2023	132,824	0.0
875,000	Royalty Pharma PLC, 0.750%, 09/02/2023	869,814	0.2
702,000	Stryker Corp., 0.600%, 12/01/2023	698,509	0.2
121,000 (1)	Triton Container International Ltd., 0.800%, 08/01/2023	119,850	0.0
470,000 (1)	Triton Container International Ltd., 1.150%, 06/07/2024	463,553	0.1
165,000	UnitedHealth Group, Inc., 2.375%, 08/15/2024	170,942	0.0
323,000	UnitedHealth Group, Inc., 3.375%, 04/15/2027	350,378	0.1
750,000	Viatris, Inc., 1.650%, 06/22/2025	747,758	0.2
		19,296,546	4.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 1.8%
331,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	$334,168	0.1
580,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	586,053	0.1
500,000	Chevron USA, Inc., 0.426%, 08/11/2023	497,886	0.1
614,000	Enbridge, Inc., 0.550%, 10/04/2023	609,500	0.2
834,000	Energy Transfer L.P., 4.250%, 03/15/2023	857,210	0.2
469,000	Equinor ASA, 2.875%, 04/06/2025	489,808	0.1
395,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	393,711	0.1
306,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	339,512	0.1
141,000	Ovintiv Exploration, Inc., 5.625%, 07/01/2024	155,306	0.0
425,000	Phillips 66, 0.900%, 02/15/2024	422,055	0.1
326,000	Phillips 66, 3.850%, 04/09/2025	347,854	0.1
191,000	Pioneer Natural Resources Co., 0.550%, 05/15/2023	190,329	0.0
495,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	481,103	0.1
519,000	Shell International Finance BV, 0.375%, 09/15/2023	515,734	0.1
379,000 (1)	Southern Natural Gas Co. LLC, 0.625%, 04/28/2023	376,926	0.1
270,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	267,785	0.1
210,000	Valero Energy Corp., 2.850%, 04/15/2025	217,696	0.1
467,000	Williams Cos, Inc./The, 4.550%, 06/24/2024	500,022	0.1
		7,582,658	1.8
	Financial: 16.1%
393,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.650%, 10/29/2024	392,488	0.1
410,000	Aflac, Inc., 1.125%, 03/15/2026	402,883	0.1
525,000 (1)	AIG Global Funding, 0.900%, 09/22/2025	510,070	0.1
433,000	Ally Financial, Inc., 3.875%, 05/21/2024	456,560	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
536,000	American Express Co., 2.500%, 07/30/2024	$554,089	0.1
247,000	American International Group, Inc., 3.750%, 07/10/2025	264,511	0.1
258,000	American Tower Corp., 3.500%, 01/31/2023	264,993	0.1
234,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	244,451	0.1
485,000	Ameriprise Financial, Inc., 4.000%, 10/15/2023	511,614	0.1
440,000	Assurant, Inc., 4.200%, 09/27/2023	462,379	0.1
284,000 (1)	Athene Global Funding, 2.550%, 06/29/2025	292,221	0.1
738,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	807,993	0.2
475,000 (1)	Avolon Holdings Funding Ltd., 4.375%, 05/01/2026	509,468	0.1
400,000	Banco Santander SA, 3.500%, 04/11/2022	403,076	0.1
1,404,000 (3)	Bank of America Corp., 0.810%, 10/24/2024	1,395,227	0.3
1,731,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,718,002	0.4
425,000 (3)	Bank of America Corp., 0.981%, 09/25/2025	420,105	0.1
660,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	661,500	0.2
496,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	502,741	0.1
916,000 (3)	Bank of America Corp., 3.004%, 12/20/2023	935,143	0.2
280,000	Bank of New York Mellon Corp./The, 1.600%, 04/24/2025	282,781	0.1
432,000	Bank of Nova Scotia/The, 0.550%, 09/15/2023	429,675	0.1
473,000	Bank of Nova Scotia/The, 0.700%, 04/15/2024	469,060	0.1
355,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	359,999	0.1
663,000 (3)	Barclays PLC, 1.007%, 12/10/2024	658,459	0.1
420,000 (1)	BPCE SA, 1.000%, 01/20/2026	406,640	0.1
250,000 (1)	BPCE SA, 2.750%, 01/11/2023	255,243	0.1
1,120,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,204,490	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
350,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	$369,125	0.1
503,000	Canadian Imperial Bank of Commerce, 0.500%, 12/14/2023	497,019	0.1
386,000	Canadian Imperial Bank of Commerce, 0.950%, 06/23/2023	386,581	0.1
270,000 (3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	272,821	0.1
396,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	394,210	0.1
720,000	Capital One Financial Corp., 3.200%, 01/30/2023	737,642	0.2
261,000	Charles Schwab Corp./ The, 0.750%, 03/18/2024	259,962	0.1
473,000 (3)	Citigroup, Inc., 0.981%, 05/01/2025	469,513	0.1
388,000 (3)	Citigroup, Inc., 1.678%, 05/15/2024	392,427	0.1
107,000 (3)	Citigroup, Inc., 3.106%, 04/08/2026	112,245	0.0
298,000	Credit Suisse AG/ New York NY, 0.520%, 08/09/2023	295,988	0.1
233,000	Credit Suisse AG/ New York NY, 2.950%, 04/09/2025	244,069	0.1
1,246,000	Credit Suisse AG/ New York NY, 3.625%, 09/09/2024	1,322,059	0.3
467,000 (1)(3)	Danske Bank A/S, 0.976%, 09/10/2025	460,078	0.1
467,000 (3)	Deutsche Bank AG/ New York NY, 2.222%, 09/18/2024	473,202	0.1
459,000	Discover Financial Services, 3.950%, 11/06/2024	488,563	0.1
355,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	360,284	0.1
475,000	Equinix, Inc., 1.250%, 07/15/2025	466,935	0.1
388,000	Federal Realty Investment Trust, 3.950%, 01/15/2024	406,531	0.1
305,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	309,017	0.1
487,000 (3)	Goldman Sachs Group, Inc./ The, 0.673%, 03/08/2024	484,928	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
236,000 (3)	Goldman Sachs Group, Inc./The, 0.925%, 10/21/2024	$235,079	0.0
257,000	Hanover Insurance Group, Inc./The, 4.500%, 04/15/2026	281,997	0.1
480,000 (3)	HSBC Holdings PLC, 0.732%, 08/17/2024	475,892	0.1
746,000 (3)	HSBC Holdings PLC, 1.162%, 11/22/2024	744,099	0.2
531,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	527,013	0.1
287,000	ING Groep NV, 3.150%, 03/29/2022	288,893	0.1
580,000	Intercontinental Exchange, Inc., 0.700%, 06/15/2023	577,655	0.1
800,000	Intercontinental Exchange, Inc., 3.450%, 09/21/2023	831,723	0.2
566,000 (1)	Jackson Financial, Inc., 1.125%, 11/22/2023	565,180	0.1
854,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	844,482	0.2
1,640,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,624,927	0.4
504,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	494,258	0.1
389,000 (3)	JPMorgan Chase & Co., 1.514%, 06/01/2024	392,082	0.1
284,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	280,801	0.1
178,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	180,800	0.0
176,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	180,111	0.0
460,000 (3)	JPMorgan Chase & Co., 2.776%, 04/25/2023	462,974	0.1
280,000	JPMorgan Chase & Co., 3.200%, 01/25/2023	287,656	0.1
737,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	768,358	0.2
624,000 (3)	Lloyds Banking Group PLC, 0.695%, 05/11/2024	621,713	0.1
425,000	Lloyds Banking Group PLC, 3.000%, 01/11/2022	425,226	0.1
176,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	186,028	0.0
480,000 (1)	LSEGA Financing PLC, 0.650%, 04/06/2024	473,346	0.1
460,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	481,746	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
330,000 (1)	Metropolitan Life Global Funding I, 1.950%, 01/13/2023	$334,312	0.1
430,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	428,048	0.1
415,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.953%, 07/19/2025	410,141	0.1
365,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	360,145	0.1
323,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	321,477	0.1
200,000	Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	202,304	0.0
820,000	Mizuho Financial Group, Inc., 0.810%, (US0003M + 0.630%), 05/25/2024	823,859	0.2
392,000 (3)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	390,123	0.1
304,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	312,293	0.1
665,000 (3)	Morgan Stanley, 0.731%, 04/05/2024	663,115	0.2
898,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	889,309	0.2
1,256,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	1,240,249	0.3
766,000 (3)	Morgan Stanley, 1.164%, 10/21/2025	760,420	0.2
845,000	Morgan Stanley, 3.750%, 02/25/2023	874,221	0.2
496,000	Morgan Stanley, 4.000%, 07/23/2025	537,989	0.1
330,000	MUFG Union Bank NA, 2.100%, 12/09/2022	334,281	0.1
250,000	MUFG Union Bank NA, 3.150%, 04/01/2022	251,093	0.1
684,000 (3)	National Bank of Canada, 0.550%, 11/15/2024	676,330	0.2
349,000	National Bank of Canada, 0.750%, 08/06/2024	344,453	0.1
350,000 (1)	National Securities Clearing Corp., 1.200%, 04/23/2023	352,490	0.1
250,000 (1)	National Securities Clearing Corp., 1.500%, 04/23/2025	251,690	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
213,000 (1)	Nationwide Building Society, 1.500%, 10/13/2026	$209,124	0.0
399,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	404,238	0.1
417,000 (3)	NatWest Group PLC, 2.359%, 05/22/2024	423,793	0.1
244,000	NatWest Group PLC, 3.875%, 09/12/2023	254,536	0.1
395,000 (1)	Nordea Bank Abp, 0.625%, 05/24/2024	390,371	0.1
293,000 (1)	Nordea Bank Abp, 0.750%, 08/28/2025	285,788	0.1
786,000 (1)	Nordea Bank Abp, 4.250%, 09/21/2022	805,572	0.2
587,000	Old Republic International Corp., 4.875%, 10/01/2024	639,812	0.1
237,000 (1)	Owl Rock Technology Finance Corp., 6.750%, 06/30/2025	264,936	0.1
498,000 (1)	Pacific Life Global Funding II, 0.500%, 09/23/2023	494,873	0.1
472,000 (1)	Pacific Life Global Funding II, 1.375%, 04/14/2026	469,995	0.1
470,000	PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	492,354	0.1
495,000 (1)	Reliance Standard Life Global Funding II, 2.150%, 01/21/2023	501,857	0.1
444,000	Royal Bank of Canada, 0.500%, 10/26/2023	441,512	0.1
225,000	Royal Bank of Canada, 0.793%, (US0003M + 0.660%), 10/05/2023	226,776	0.0
384,000	Royal Bank of Canada, 1.150%, 06/10/2025	380,982	0.1
284,000	Royal Bank of Canada, 1.150%, 07/14/2026	278,073	0.1
280,000	Royal Bank of Canada, 1.600%, 04/17/2023	283,227	0.1
345,000	Royal Bank of Canada, 1.950%, 01/17/2023	349,714	0.1
553,000	Royal Bank of Canada, 3.700%, 10/05/2023	580,288	0.1
236,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	252,153	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
440,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	$460,389	0.1
954,000 (1)	Skandinaviska Enskilda Banken AB, 0.550%, 09/01/2023	948,319	0.2
619,000 (1)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	608,966	0.1
402,000 (1)(3)	Standard Chartered PLC, 0.991%, 01/12/2025	397,884	0.1
320,000	Sumitomo Mitsui Financial Group, Inc., 2.348%, 01/15/2025	328,127	0.1
355,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	366,821	0.1
465,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	457,523	0.1
800,000 (1)	Svenska Handelsbanken AB, 0.625%, 06/30/2023	797,961	0.2
425,000 (1)	Swedbank AB, 0.600%, 09/25/2023	422,844	0.1
525,000 (1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	533,314	0.1
467,000 (2)	Toronto-Dominion Bank/ The, 0.700%, 09/10/2024	461,202	0.1
821,000	Toronto-Dominion Bank/ The, 1.150%, 06/12/2025	814,741	0.2
799,000	Truist Bank, 1.250%, 03/09/2023	804,024	0.2
369,000 (1)	UBS AG/London, 0.700%, 08/09/2024	364,912	0.1
351,000 (1)	UBS AG/London, 1.750%, 04/21/2022	352,121	0.1
600,000 (1)(3)	UBS Group AG, 1.008%, 07/30/2024	598,304	0.1
565,000 (1)(3)	UBS Group AG, 2.859%, 08/15/2023	571,856	0.1
280,000 (1)	USAA Capital Corp., 1.500%, 05/01/2023	282,850	0.1
649,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	665,633	0.2
409,000	XLIT Ltd., 4.450%, 03/31/2025	443,773	0.1
		67,080,979	16.1
	Industrial: 1.6%
388,000	Boeing Co/The, 4.875%, 05/01/2025	424,829	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
423,000	Caterpillar Financial Services Corp., 0.650%, 07/07/2023	$423,121	0.1
380,000	Caterpillar Financial Services Corp., 3.650%, 12/07/2023	400,178	0.1
223,000	General Dynamics Corp., 3.250%, 04/01/2025	235,878	0.1
392,000 (1)	Graphic Packaging International LLC, 0.821%, 04/15/2024	386,014	0.1
386,000	Honeywell International, Inc., 1.350%, 06/01/2025	387,823	0.1
651,000 (1)	Huntington Ingalls Industries, Inc., 0.670%, 08/16/2023	645,526	0.1
335,000	John Deere Capital Corp., 2.050%, 01/09/2025	344,477	0.1
500,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	520,602	0.1
435,000	Raytheon Technologies Corp., 3.700%, 12/15/2023	456,050	0.1
400,000	Republic Services, Inc., 2.500%, 08/15/2024	411,875	0.1
305,000	Rockwell Automation, Inc., 0.350%, 08/15/2023	303,096	0.1
480,000 (1)	Siemens Financieringsmaatschappij NV, 0.650%, 03/11/2024	476,289	0.1
713,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	706,137	0.2
506,000	WestRock RKT LLC, 4.000%, 03/01/2023	519,719	0.1
		6,641,614	1.6
	Technology: 1.9%
233,000	Analog Devices, Inc., 2.950%, 04/01/2025	244,854	0.1
157,000	Apple, Inc., 0.700%, 02/08/2026	153,906	0.0
449,000	Apple, Inc., 2.750%, 01/13/2025	469,378	0.1
290,000 (1)	CGI, Inc., 1.450%, 09/14/2026	283,889	0.1
457,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	450,088	0.1
445,000	Fiserv, Inc., 2.750%, 07/01/2024	460,538	0.1
398,000	HP, Inc., 2.200%, 06/17/2025	406,550	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
99,000	Intel Corp., 3.400%, 03/25/2025	$105,307	0.0
146,000	Intel Corp., 3.700%, 07/29/2025	157,665	0.1
465,000 (1)	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	453,025	0.1
473,000	Oracle Corp., 1.650%, 03/25/2026	469,743	0.1
288,000	Oracle Corp., 2.500%, 04/01/2025	294,940	0.1
350,000	Roper Technologies, Inc., 0.450%, 08/15/2022	349,890	0.1
430,000	Roper Technologies, Inc., 3.125%, 11/15/2022	436,411	0.1
650,000	salesforce.com, Inc., 0.625%, 07/15/2024	644,314	0.2
875,000	salesforce.com, Inc., 3.250%, 04/11/2023	902,783	0.2
507,000	VMware, Inc., 1.000%, 08/15/2024	502,398	0.1
428,000	VMware, Inc., 2.950%, 08/21/2022	433,087	0.1
424,000	VMware, Inc., 4.500%, 05/15/2025	462,065	0.1
		7,680,831	1.9
	Utilities: 3.0%
475,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	507,445	0.1
502,000	American Electric Power Co., Inc., 0.750%, 11/01/2023	498,763	0.1
425,000	Arizona Public Service Co., 3.350%, 06/15/2024	442,840	0.1
568,000	Atmos Energy Corp., 0.625%, 03/09/2023	565,971	0.1
425,000	Avangrid, Inc., 3.200%, 04/15/2025	446,977	0.1
279,000	Black Hills Corp., 1.037%, 08/23/2024	275,677	0.1
500,000 (1)	Dominion Energy, Inc., 2.450%, 01/15/2023	508,408	0.1
385,000	Duke Energy Ohio, Inc., 3.800%, 09/01/2023	400,462	0.1
290,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	301,185	0.1
329,000	Entergy Corp., 0.900%, 09/15/2025	318,937	0.1
555,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	549,226	0.1
250,000	Entergy Louisiana LLC, 3.300%, 12/01/2022	254,060	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
250,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	$260,139	0.1
485,000	Interstate Power and Light Co., 3.250%, 12/01/2024	509,540	0.1
72,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	75,361	0.0
428,000	National Rural Utilities Cooperative Finance Corp., 1.000%, 10/18/2024	424,475	0.1
835,000	National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	844,118	0.2
473,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	476,094	0.1
325,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	330,649	0.1
284,000	OGE Energy Corp., 0.703%, 05/26/2023	282,792	0.1
378,000	ONE Gas, Inc., 0.850%, 03/11/2023	377,661	0.1
485,000	Public Service Electric and Gas Co., 3.750%, 03/15/2024	507,465	0.1
335,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	326,431	0.1
369,000 (2)	Southern California Edison Co., 2.400%, 02/01/2022	369,558	0.1
330,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	337,004	0.1
384,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	408,094	0.1
646,000	Southern Co/The, 0.600%, 02/26/2024	637,990	0.1
259,000	WEC Energy Group, Inc., 0.550%, 09/15/2023	257,042	0.1
150,000	Wisconsin Power and Light Co., 2.250%, 11/15/2022	151,213	0.0
658,000	Xcel Energy, Inc., 0.500%, 10/15/2023	653,850	0.2
		12,299,427	3.0
	Total Corporate Bonds/ Notes
	(Cost $139,535,257)	139,761,478	33.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.6%
1,114,038	Fannie Mae REMICS 2006-43-FJ, 0.512%, (US0001M + 0.410%), 06/25/2036	1,124,587	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
441,037	Fannie Mae REMICS 2007-14 PF, 0.292%, (US0001M + 0.190%), 03/25/2037	$441,636	0.1
283,781	Fannie Mae REMICS 2010-123 FL, 0.532%, (US0001M + 0.430%), 11/25/2040	286,494	0.1
775,638	Fannie Mae REMICS 2010-136 FG, 0.602%, (US0001M + 0.500%), 12/25/2030	772,927	0.2
1,061,350	Fannie Mae REMICS 2011-51 FM, 0.752%, (US0001M + 0.650%), 06/25/2041	1,080,750	0.3
1,059,362	Fannie Mae REMICS 2011-68 F, 0.372%, (US0001M + 0.270%), 07/25/2031	1,056,311	0.3
113,038	Fannie Mae REMICS 2011-96 FN, 0.602%, (US0001M + 0.500%), 10/25/2041	114,718	0.0
27,950 (1)(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	28,183	0.0
347,870 (1)(3)	Flagstar Mortgage Trust 2020-2 A2, 3.000%, 08/25/2050	350,656	0.1
587,259	Freddie Mac REMICS 3626 FA, 0.760%, (US0001M + 0.650%), 05/15/2036	598,502	0.1
373,907	Freddie Mac REMICS 4508 CF, 0.510%, (US0001M + 0.400%), 09/15/2045	378,310	0.1
32,446 (3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.661%, 10/25/2046	32,514	0.0
1,922,612	Ginnie Mae Series 2012-H31 FD, 0.421%, (US0001M + 0.340%), 12/20/2062	1,921,608	0.5
1,116,738	Ginnie Mae Series 2014-H05 FB, 0.681%, (US0001M + 0.600%), 12/20/2063	1,120,779	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,716,024	Ginnie Mae Series 2016-H06 FD, 1.001%, (US0001M + 0.920%), 07/20/2065	$2,756,129	0.7
711,242	Ginnie Mae Series 2016-H08 FT, 0.801%, (US0001M + 0.720%), 02/20/2066	714,704	0.2
2,015,191	Ginnie Mae Series 2016-H16 FE, 0.627%, (US0012M + 0.380%), 06/20/2066	2,005,485	0.5
576,820	Ginnie Mae Series 2017-H09 FG, 0.551%, (US0001M + 0.470%), 03/20/2067	578,434	0.1
610,426	Ginnie Mae Series 2018-H04 FM, 0.381%, (US0001M + 0.300%), 03/20/2068	609,539	0.1
1,361,643	Ginnie Mae Series 2019-H02 FA, 0.531%, (US0001M + 0.450%), 01/20/2069	1,365,950	0.3
796,886	Ginnie Mae Series 2020-H09 NF, 1.354%, (US0001M + 1.250%), 04/20/2070	819,774	0.2
29,854 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	30,062	0.0
732,086 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4 A4, 2.500%, 09/25/2051	726,383	0.2
311,048 (1)(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	316,581	0.1
900,000 (1)	Mello Warehouse Securitization Trust 2020-1 A, 1.002%, (US0001M + 0.900%), 10/25/2053	900,464	0.2
450,000 (1)	Mello Warehouse Securitization Trust 2020-2 A, 0.902%, (US0001M + 0.800%), 11/25/2053	448,757	0.1
363,806 (1)(3)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	360,972	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
600,000 (1)(3)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	$592,511	0.1
768,909 (1)(3)	Rate Mortgage Trust 2021-J2 A31, 2.500%, 08/25/2051	762,920	0.2
181,811 (1)(3)	Sequoia Mortgage Trust 2014-3 B3, 4.003%, 10/25/2044	183,023	0.0
215,874 (1)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.895%, 11/25/2044	218,767	0.0
100,348 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	101,145	0.0
118,127 (3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 2.595%, 06/25/2034	120,040	0.0
246,613 (1)(3)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	249,383	0.1
	Total Collateralized Mortgage Obligations
	(Cost $23,151,278)	23,168,998	5.6
U.S. TREASURY OBLIGATIONS: 23.2%
	U.S. Treasury Notes: 23.2%
40,098,000	0.125%, 11/30/2022	40,008,963	9.6
1,808,200 (2)	0.500%, 11/30/2023	1,801,419	0.4
16,150,400	0.750%, 12/31/2023	16,154,816	3.9
35,927,400	1.000%, 12/15/2024	35,970,906	8.7
189,400 (2)	1.250%, 11/30/2026	189,311	0.0
1,854,900	1.250%, 12/31/2026	1,853,161	0.5
448,000	1.375%, 12/31/2028	446,110	0.1
128,900	1.500%, 11/30/2028	129,444	0.0
	Total U.S. Treasury Obligations
	(Cost $96,563,759)	96,554,130	23.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 14.2%
2,000,000 (1)	BHMS 2018-ATLS D, 2.360%, (US0001M + 2.250%), 07/15/2035	1,979,354	0.5
3,500,000 (1)	BPR Trust 2021-WILL C, 4.110%, (US0001M + 4.000%), 06/15/2038	3,507,890	0.8
2,200,000 (1)(3)	BX Commercial Mortgage Trust 2020-VIV2 C, 3.542%, 03/09/2044	2,236,273	0.5
922,000 (1)	BX Trust 2021-LBA EJV, 2.110%, (US0001M + 2.000%), 02/15/2036	917,628	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
922,000 (1)	BX Trust 2021-LBA EV, 2.110%, (US0001M + 2.000%), 02/15/2036	$917,628	0.2
1,500,000 (1)	BXMT 2021-FL4 D Ltd., 2.360%, (US0001M + 2.250%), 05/15/2038	1,489,688	0.4
312,622 (1)	COMM 2012-CR2 A3 Mortgage Trust, 2.841%, 08/15/2045	312,629	0.1
725,000	COMM 2012-CR5 A4 Mortgage Trust, 2.771%, 12/10/2045	735,548	0.2
10,091	COMM 2012-LC4 A4, 3.288%, 12/10/2044	10,086	0.0
1,663,000 (1)(3)	COMM 2013-CR10 D Mortgage Trust, 4.900%, 08/10/2046	1,686,635	0.4
955,000	COMM 2013-LC6 AM Mortgage Trust, 3.282%, 01/10/2046	972,284	0.2
1,705,000 (3)	COMM 2013-LC6 C Mortgage Trust, 4.242%, 01/10/2046	1,737,942	0.4
1,458,000 (1)(3)	COMM 2013-LC6 D Mortgage Trust, 4.289%, 01/10/2046	1,447,279	0.3
4,100,000 (1)	CSWF 2021-SOP2 D, 2.427%, (US0001M + 2.317%), 06/15/2034	4,089,766	1.0
225,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.665%, (SOFR30A + 2.500%), 07/15/2036	223,754	0.1
23,176 (3)	Ginnie Mae 2011-53 B, 3.892%, 05/16/2051	23,414	0.0
13,631	Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	13,666	0.0
62,914	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	63,341	0.0
27,864 (3)	Ginnie Mae 2015-21 AF, 2.174%, 07/16/2048	28,149	0.0
118,300	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	119,286	0.0
11,427	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	11,465	0.0
182,655	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	184,643	0.0
56,951	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	57,530	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
92,638	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	$93,696	0.0
215,829	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	218,085	0.1
304,433	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	307,216	0.1
1,637,061 (1)	Great Wolf Trust 2019-WOLF C, 1.743%, (US0001M + 1.633%), 12/15/2036	1,629,044	0.4
530,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	524,842	0.1
1,420,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 1.610%, (US0001M + 1.500%), 10/15/2036	1,379,683	0.3
1,040,000 (3)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.542%, 05/10/2045	1,050,312	0.3
527,360 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.694%, 11/15/2043	526,777	0.1
679,860 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	691,817	0.2
1,820,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.192%, 11/15/2045	1,882,960	0.5
1,630,000 (3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.886%, 01/15/2047	1,669,779	0.4
900,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.655%, 04/15/2047	903,974	0.2
742,241	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	744,864	0.2
1,250,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A4, 4.075%, 07/15/2046	1,286,519	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
950,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	$962,061	0.2
1,250,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	1,269,337	0.3
530,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 D, 4.022%, 12/15/2048	534,537	0.1
462,113	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	476,902	0.1
1,220,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	1,251,024	0.3
500,000 (1)	PFP 2021-8 Ltd. E, 2.609%, (US0001M + 2.500%), 08/09/2037	496,611	0.1
1,756,274 (1)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 2.252%, (US0001M + 2.150%), 02/25/2035	1,758,294	0.4
290,000	UBS Commercial Mortgage Trust 2018-C8 A2, 3.713%, 02/15/2051	296,203	0.1
1,930,000 (1)	UBS-Barclays Commercial Mortgage Trust 2012-C4 AS, 3.317%, 12/10/2045	1,957,059	0.5
1,890,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 B, 3.718%, 12/10/2045	1,911,732	0.5
4,000,000 (1)	VMC Finance 2021-FL4 C LLC, 2.354%, (US0001M + 2.250%), 06/16/2036	3,993,816	1.0
701,069 (1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	703,164	0.2
5,720,000 (3)	WFRBS Commercial Mortgage Trust 2013-C14 C, 3.960%, 06/15/2046	5,690,139	1.4
2,000,000 (3)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	1,992,713	0.5
	Total Commercial Mortgage-Backed Securities
	(Cost $59,876,440)	58,969,038	14.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 20.0%
	Automobile Asset-Backed Securities: 7.2%
395,334	Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	$395,760	0.1
200,000	Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	203,085	0.0
750,000	Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	755,171	0.2
600,000	AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	605,448	0.1
1,118,312	AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	1,120,950	0.3
900,000	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	906,160	0.2
1,350,000	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	1,352,525	0.3
550,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	546,574	0.1
871,775	BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	871,497	0.2
400,000	Capital One Prime Auto Receivables Trust 2019-1 A4, 2.560%, 10/15/2024	407,493	0.1
800,000	Capital One Prime Auto Receivables Trust 2020-1 A4, 1.630%, 08/15/2025	808,823	0.2
550,000	Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	561,531	0.1
800,000	Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	815,868	0.2
800,000	Carmax Auto Owner Trust 2021-1 A3, 0.340%, 12/15/2025	793,269	0.2
300,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	295,737	0.1
61,234	Drive Auto Receivables Trust 2020-2 A3, 0.830%, 05/15/2024	61,248	0.0
1,500,000	Drive Auto Receivables Trust 2021-1 B, 0.650%, 07/15/2025	1,498,172	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
1,100,000	Exeter Automobile Receivables Trust 2021-4 A3, 0.680%, 07/15/2025	$1,098,205	0.3
400,000	Ford Credit Auto Owner Trust 2021-A A4, 0.490%, 09/15/2026	392,773	0.1
450,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	455,393	0.1
1,050,000	GM Financial Automobile Leasing Trust 2020-1 A4, 1.700%, 12/20/2023	1,055,366	0.3
400,000	GM Financial Automobile Leasing Trust 2020-2 A3, 0.800%, 07/20/2023	400,639	0.1
206,277	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	207,613	0.1
650,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	656,392	0.2
288,354	Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	290,010	0.1
852,916	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	854,577	0.2
650,000	Honda Auto Receivables 2021-1 A3 Owner Trust, 0.270%, 04/21/2025	646,619	0.2
850,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	843,597	0.2
514,493 (1)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	511,500	0.1
414,767	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	418,752	0.1
500,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	508,478	0.1
400,000 (1)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	398,130	0.1
550,000	Santander Drive Auto Receivables Trust 2020-1 C, 4.110%, 12/15/2025	566,289	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
1,700,921	Santander Drive Auto Receivables Trust 2020-2 B, 0.960%, 11/15/2024	$1,702,474	0.4
1,250,000	Santander Drive Auto Receivables Trust 2020-3 B, 0.690%, 03/17/2025	1,250,866	0.3
600,000	Santander Drive Auto Receivables Trust 2021-2 B, 0.590%, 09/15/2025	598,838	0.1
1,100,000	Santander Drive Auto Receivables Trust 2021-3 B, 0.600%, 12/15/2025	1,096,132	0.3
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	502,425	0.1
1,300,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	1,309,274	0.3
950,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	962,423	0.2
1,050,000	Toyota Auto Receivables 2021-D A3 Owner Trust, 0.710%, 04/15/2026	1,043,767	0.3
		29,769,843	7.2
	Credit Card Asset-Backed Securities: 0.3%
1,350,000 (1)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	1,334,933	0.3

	Home Equity Asset-Backed Securities: 0.0%
11	Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 01/25/2022	11	0.0

	Other Asset-Backed Securities: 12.0%
800,000 (1)	AGL CLO 13 Ltd. 2021-13A A1, 1.320%, (US0003M + 1.160%), 10/20/2034	799,527	0.2
2,000,000 (1)	Aimco CLO 11 Ltd. 2020-11A AR, 1.253%, (US0003M + 1.130%), 10/17/2034	1,995,314	0.5
500,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 1.462%, (US0003M + 1.330%), 01/20/2033	500,080	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
840,000 (1)	Apidos Clo XXV 2016-25A A1R, 1.302%, (US0003M + 1.170%), 10/20/2031	$840,003	0.2
100,000 (1)	Arbor Realty Commercial Real Estate Notes 2021-FL3 C Ltd., 1.960%, (US0001M + 1.850%), 08/15/2034	99,563	0.0
2,000,000 (1)	Arbor Realty Commercial Real Estate Notes 2021-FL4 E Ltd., 3.490%, (US0001M + 3.400%), 11/15/2036	1,995,000	0.5
700,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.354%, (US0003M + 1.230%), 01/15/2030	697,101	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.472%, (US0003M + 1.350%), 07/18/2029	250,007	0.1
100,000 (1)	BDS 2021-FL9 B Ltd., 1.804%, (US0001M + 1.700%), 11/16/2038	99,597	0.0
1,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.474%, (US0003M + 1.350%), 01/15/2033	1,000,087	0.2
500,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 1.524%, (US0003M + 1.400%), 04/19/2034	500,193	0.1
250,000 (1)	Carbone CLO Ltd. 2017-1A A1, 1.272%, (US0003M + 1.140%), 01/20/2031	250,001	0.1
492,818 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 1.206%, (US0003M + 1.050%), 05/15/2031	492,911	0.1
1,200,000 (1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 1.272%, (US0003M + 1.140%), 04/20/2034	1,198,039	0.3
800,000 (1)	Carlyle US Clo 2017-2A CR Ltd., 1.534%, (US0003M + 1.400%), 07/20/2031	800,006	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
850,000 (1)	Carlyle US CLO 2020-2A A1R Ltd., 1.349%, (US0003M + 1.140%), 01/25/2035	$848,489	0.2
1,550,000 (1)	Carlyle US Clo 2021-4A A2 Ltd., 1.532%, (US0003M + 1.400%), 04/20/2034	1,550,398	0.4
1,000,000 (1)	Cedar Funding IV CLO Ltd.2014-4A ARR, 1.284%, (US0003M + 1.160%), 07/23/2034	999,425	0.2
600,000 (1)	CIFC Funding 2018-4A A1 Ltd., 1.272%, (US0003M + 1.150%), 10/17/2031	599,999	0.1
900,000 (1)	CIFC Funding 2020-2A AR Ltd., 1.308%, (US0003M + 1.170%), 10/20/2034	900,490	0.2
600,000 (1)	Clear Creek CLO Ltd. 2015-1A AR, 1.332%, (US0003M + 1.200%), 10/20/2030	600,089	0.1
550,000	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	546,446	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 1.312%, (US0003M + 1.180%), 10/20/2030	250,050	0.1
1,000,000 (1)	Dryden 78 CLO Ltd. 2020-78A A, 1.302%, (US0003M + 1.180%), 04/17/2033	1,000,387	0.2
480,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.356%, (US0003M + 1.200%), 08/15/2030	480,090	0.1
300,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 1.382%, (US0003M + 1.250%), 01/20/2030	300,001	0.1
700,000 (1)	Elevation CLO 2014-2A A1R Ltd., 1.354%, (US0003M + 1.230%), 10/15/2029	699,770	0.2
450,000 (1)	Elmwood CLO IX Ltd. 2021-2A A, 1.269%, (US0003M + 1.130%), 07/20/2034	449,744	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	FS RIALTO 2021-FL2 E, 3.558%, (US0001M + 3.450%), 04/16/2028	$1,998,391	0.5
1,360,000 (1)	HGI CRE CLO 2021-FL1 B Ltd., 1.708%, (US0001M + 1.600%), 06/16/2036	1,351,501	0.3
2,100,000 (1)	HGI CRE CLO 2021-FL1 D Ltd., 2.458%, (US0001M + 2.350%), 06/16/2036	2,085,563	0.5
366,960 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	396,775	0.1
1,300,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 1.512%, (US0003M + 1.380%), 01/20/2033	1,300,155	0.3
1,000,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 1.322%, (US0003M + 1.200%), 04/17/2033	1,001,255	0.2
600,000 (1)	LCM 26A A2 Ltd., 1.382%, (US0003M + 1.250%), 01/20/2031	599,045	0.1
180,772 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.240%, (US0001M + 1.130%), 05/15/2036	180,570	0.0
500,000 (1)	Magnetite XXVI Ltd. 2020-26A A2R, 1.490%, (US0003M + 1.400%), 07/25/2034	500,613	0.1
1,500,000 (1)	Magnetite XXVII Ltd. 27A AR, 1.272%, (US0003M + 1.140%), 10/20/2034	1,499,997	0.4
720,000 (1)	Marble Point CLO XIV Ltd. 2018-2A A1R, 1.412%, (US0003M + 1.280%), 01/20/2032	720,319	0.2
397,689 (1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	399,167	0.1
1,050,000 (1)	Marlette Funding Trust 2021-1A B, 1.000%, 06/16/2031	1,046,614	0.3
700,000 (1)	Oaktree CLO Ltd. 2021-1A A1, 1.284%, (US0003M + 1.160%), 07/15/2034	699,602	0.2
350,000 (1)	OCP CLO 2021-22A A Ltd., 1.296%, (US0003M + 1.180%), 12/02/2034	350,070	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,100,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 1.324%, (US0003M + 1.200%), 07/15/2029	$1,100,003	0.3
400,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 1.322%, (US0003M + 1.190%), 01/20/2031	400,000	0.1
1,000,000 (1)	Octagon Investment Partners 48 Ltd. 2020-3A AR, 1.277%, (US0003M + 1.150%), 10/20/2034	998,825	0.2
400,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.474%, (US0003M + 1.350%), 07/19/2030	399,690	0.1
300,000 (1)	OHA Credit Funding 2019-3A AR Ltd., 1.272%, (US0003M + 1.140%), 07/02/2035	299,999	0.1
2,000,000 (1)	OHA Credit Partners XVI 2021-16A A, 1.314%, (US0003M + 1.150%), 10/18/2034	2,000,332	0.5
1,600,000 (1)	OHA Loan Funding 2015-1A AR3 Ltd., 6.659%, (US0003M + 1.150%), 01/19/2037	1,600,318	0.4
975,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.232%, (US0003M + 1.100%), 07/20/2030	974,713	0.2
600,000 (1)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	591,064	0.1
154,407 (1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	155,024	0.0
800,000 (1)	SoFi Consumer Loan Program 2020-1 B Trust, 2.250%, 01/25/2029	806,283	0.2
800,000 (1)	Sound Point CLO XXIII 2019-2A AR, 1.294%, (US0003M + 1.170%), 07/15/2034	799,998	0.2
850,000 (1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 1.574%, (US0003M + 1.450%), 07/15/2030	850,023	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,850,000 (1)	THL Credit Wind River 2019-1A AR CLO Ltd., 1.292%, (US0003M + 1.160%), 07/20/2034	$1,849,996	0.5
850,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 1.774%, (US0003M + 1.650%), 01/15/2033	850,094	0.2
650,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	643,031	0.2
250,000 (1)	Venture 34 CLO Ltd. 2018-34A A, 1.354%, (US0003M + 1.230%), 10/15/2031	250,001	0.1
2,044	Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	2,047	0.0
500,000 (1)	Wellman Park CLO Ltd. 2021-1A A, 1.224%, (US0003M + 1.100%), 07/15/2034	499,164	0.1
		49,943,049	12.0
	Student Loan Asset-Backed Securities: 0.5%
499,651 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	506,349	0.1
552,334 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	549,993	0.1
252,599 (1)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	249,605	0.1
337,137 (1)	Navient Private Education Refi Loan Trust 2021-F A, 1.110%, 02/18/2070	331,732	0.1
474,067 (1)	SoFi Professional Loan Program 2021-B AFX Trust, 1.140%, 02/15/2047	466,204	0.1
		2,103,883	0.5
	Total Asset-Backed Securities
	(Cost $83,092,642)	83,151,719	20.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
3,903	6.500%, 10/01/2022	4,306	0.0
20,068	6.500%, 10/01/2032	22,638	0.0
8,337	7.000%, 10/01/2032	8,364	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
	Total U.S. Government Agency Obligations
	(Cost $32,904)	$35,308	0.0
	Total Long-Term Investments (Cost $402,252,280)	401,640,671	96.6
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 0.7%
1,000,000 (4)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,020,000, due 09/01/28-01/01/61)	1,000,000	0.2
791,570 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $791,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $807,401, due 02/10/22-01/01/52)	791,570	0.2
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22-12/01/51)	1,000,000	0.3
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $2,791,570)	$2,791,570	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
12,643,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	12,643,000	3.0
84,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	84,000	0.0
	Total Mutual Funds (Cost $12,727,000)	12,727,000	3.0
	Total Short-Term Investments (Cost $15,518,570)	15,518,570	3.7
	Total Investments in Securities (Cost $417,770,850)	$417,159,241	100.3
	Liabilities in Excess of Other Assets	(1,251,351)	(0.3)
	Net Assets	$415,907,890	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$139,761,478	$—	$139,761,478
Collateralized Mortgage Obligations	—	23,168,998	—	23,168,998
Asset-Backed Securities	—	83,151,719	—	83,151,719
Commercial Mortgage-Backed Securities	—	58,969,038	—	58,969,038
U.S. Government Agency Obligations	—	35,308	—	35,308
U.S. Treasury Obligations	—	96,554,130	—	96,554,130
Short-Term Investments	12,727,000	2,791,570	—	15,518,570
Total Investments, at fair value	$12,727,000	$404,432,241	$—	$417,159,241
Liabilities Table
Other Financial Instruments+
Futures	$(204,198)	$—	$—	$(204,198)
Total Liabilities	$(204,198)	$—	$—	$(204,198)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2021, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	611	03/31/22	$133,303,016	$(102,288)
			$133,303,016	$(102,288)
Short Contracts:
U.S. Treasury 10-Year Note	(20)	03/22/22	(2,609,375)	(30,040)
U.S. Treasury 5-Year Note	(160)	03/31/22	(19,356,250)	(71,870)
			$(21,965,625)	$(101,910)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$204,198
Total Liability Derivatives		$204,198

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2021 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(3,658)
Total	$(3,658)
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(227,765)
Total	$(227,765)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $417,572,494.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,438,447
Gross Unrealized Depreciation	(2,055,898)
Net Unrealized Depreciation	$(617,451)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 10.0%
164,962	Activision Blizzard, Inc.	$10,974,922	0.1
63,709 (1)	Alphabet, Inc. - Class A	184,567,521	2.1
59,219 (1)	Alphabet, Inc. - Class C	171,355,506	2.0
1,512,398	AT&T, Inc.	37,204,991	0.4
26,201 (1)	Charter Communications, Inc.	17,082,266	0.2
965,656	Comcast Corp. – Class A	48,601,467	0.6
35,713 (1)(2)	Discovery Communications, Inc. - Class A	840,684	0.0
64,151 (1)	Discovery Communications, Inc. - Class C	1,469,058	0.0
52,576 (1)	Dish Network Corp. - Class A	1,705,566	0.0
60,106	Electronic Arts, Inc.	7,927,981	0.1
501,156 (1)	Meta Platforms, Inc.	168,563,821	1.9
68,306	Fox Corp. - Class A	2,520,491	0.0
31,585	Fox Corp. - Class B	1,082,418	0.0
83,136	Interpublic Group of Cos., Inc.	3,113,443	0.0
28,610 (1)	Live Nation Entertainment, Inc.	3,424,331	0.1
195,166 (2)	Lumen Technologies, Inc.	2,449,333	0.0
59,955 (1)	Match Group, Inc.	7,929,049	0.1
93,813 (1)	NetFlix, Inc.	56,516,704	0.7
82,627	News Corp - Class A	1,843,408	0.0
25,720	News Corp - Class B	578,700	0.0
45,285	Omnicom Group	3,318,032	0.0
24,610 (1)	Take-Two Interactive Software, Inc.	4,373,689	0.1
124,333 (1)	T-Mobile US, Inc.	14,420,141	0.2
169,350 (1)	Twitter, Inc.	7,319,307	0.1
876,849	Verizon Communications, Inc.	45,561,074	0.5
127,953	ViacomCBS, Inc. - Class B	3,861,622	0.1
384,851 (1)	Walt Disney Co.	59,609,571	0.7
		868,215,096	10.0
	Consumer Discretionary: 12.3%
13,343	Advance Auto Parts, Inc.	3,200,719	0.0
92,372 (1)	Amazon.com, Inc.	307,999,655	3.5
57,292 (1)	Aptiv PLC	9,450,315	0.1
4,441 (1)	Autozone, Inc.	9,310,068	0.1
55,917	Bath & Body Works, Inc.	3,902,447	0.1
46,884	Best Buy Co., Inc.	4,763,414	0.1
8,697 (1)	Booking Holdings, Inc.	20,866,103	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
50,646	BorgWarner, Inc.	$2,282,615	0.0
45,078 (1)	Caesars Entertainment, Inc.	4,216,145	0.1
34,413 (1)	Carmax, Inc.	4,481,605	0.1
170,377 (1)(2)	Carnival Corp.	3,427,985	0.0
5,959 (1)	Chipotle Mexican Grill, Inc.	10,417,822	0.1
27,525	Darden Restaurants, Inc.	4,146,366	0.1
49,413	Dollar General Corp.	11,653,068	0.1
47,634 (1)	Dollar Tree, Inc.	6,693,530	0.1
7,784	Domino’s Pizza, Inc.	4,392,745	0.1
68,843	D.R. Horton, Inc.	7,466,023	0.1
132,582	eBay, Inc.	8,816,703	0.1
26,851 (1)	Etsy, Inc.	5,878,758	0.1
30,922 (1)	Expedia Group, Inc.	5,588,224	0.1
831,361	Ford Motor Co.	17,267,368	0.2
44,727	Gap, Inc.	789,432	0.0
32,090	Garmin Ltd.	4,369,695	0.1
307,491 (1)	General Motors Co.	18,028,197	0.2
30,248	Genuine Parts Co.	4,240,770	0.1
27,335	Hasbro, Inc.	2,782,156	0.0
59,031 (1)	Hilton Worldwide Holdings, Inc.	9,208,246	0.1
223,515	Home Depot, Inc.	92,760,960	1.1
72,612 (1)	Las Vegas Sands Corp.	2,733,116	0.0
57,576	Lennar Corp. - Class A	6,688,028	0.1
57,103	LKQ Corp.	3,427,893	0.0
146,651	Lowe’s Cos, Inc.	37,906,350	0.4
57,940 (1)	Marriott International, Inc.	9,574,006	0.1
158,260	McDonald’s Corp.	42,424,758	0.5
82,437	MGM Resorts International	3,699,773	0.0
11,809 (1)	Mohawk Industries, Inc.	2,151,364	0.0
79,965	Newell Brands, Inc.	1,746,436	0.0
270,628	Nike, Inc. - Class B	45,105,569	0.5
78,153 (1)(2)	Norwegian Cruise Line Holdings Ltd.	1,620,893	0.0
693 (1)	NVR, Inc.	4,094,847	0.1
14,270 (1)	O’Reilly Automotive, Inc.	10,077,902	0.1
35,075 (1)	Penn National Gaming, Inc.	1,818,639	0.0
8,470	Pool Corp.	4,794,020	0.1
53,622	Pulte Group, Inc.	3,065,034	0.0
15,072	PVH Corp.	1,607,429	0.0
10,271	Ralph Lauren Corp.	1,220,811	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
75,427	Ross Stores, Inc.	$8,619,798	0.1
47,338 (1)(2)	Royal Caribbean Cruises Ltd.	3,640,292	0.0
249,913	Starbucks Corp.	29,232,324	0.3
58,897	Tapestry, Inc.	2,391,218	0.0
103,362	Target Corp.	23,922,101	0.3
172,282 (1)	Tesla, Inc.	182,064,172	2.1
254,820	TJX Cos., Inc.	19,345,934	0.2
24,149	Tractor Supply Co.	5,761,951	0.1
11,565 (1)	Ulta Beauty, Inc.	4,768,712	0.1
39,843 (1)	Under Armour, Inc. - Class A	844,273	0.0
45,549 (1)	Under Armour, Inc. - Class C	821,704	0.0
68,831	VF Corp.	5,039,806	0.1
12,865	Whirlpool Corp.	3,018,901	0.0
22,232 (1)	Wynn Resorts Ltd.	1,890,609	0.0
62,083	Yum! Brands, Inc.	8,620,845	0.1
		1,072,140,642	12.3
	Consumer Staples: 5.8%
389,485	Altria Group, Inc.	18,457,694	0.2
118,484	Archer-Daniels-Midland Co.	8,008,334	0.1
38,591 (2)	Brown-Forman Corp. - Class B	2,811,740	0.0
42,885	Campbell Soup Co.	1,863,782	0.0
51,861	Church & Dwight Co., Inc.	5,315,752	0.1
25,939	Clorox Co.	4,522,724	0.0
823,332	Coca-Cola Co.	48,749,488	0.6
178,508	Colgate-Palmolive Co.	15,233,873	0.2
101,451	Conagra Brands, Inc.	3,464,552	0.0
34,790	Constellation Brands, Inc.	8,731,246	0.1
93,574	Costco Wholesale Corp.	53,121,960	0.6
49,073	Estee Lauder Cos., Inc.	18,166,825	0.2
128,051	General Mills, Inc.	8,628,076	0.1
30,715	Hershey Co.	5,942,431	0.1
59,535 (2)	Hormel Foods Corp.	2,905,903	0.0
22,883	JM Smucker Co.	3,107,969	0.0
53,997	Kellogg Co.	3,478,487	0.0
71,314	Kimberly-Clark Corp.	10,192,197	0.1
149,941	Kraft Heinz Co.	5,382,882	0.1
143,619	Kroger Co.	6,500,196	0.1
30,650	Lamb Weston Holdings, Inc.	1,942,597	0.0
52,632 (2)	McCormick & Co., Inc.	5,084,777	0.1
39,790 (2)	Molson Coors Beverage Co.	1,844,266	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
295,231	Mondelez International, Inc.	$19,576,768	0.2
79,567 (1)	Monster Beverage Corp.	7,641,615	0.1
292,833	PepsiCo, Inc.	50,868,020	0.6
329,722	Philip Morris International, Inc.	31,323,590	0.4
512,692	Procter & Gamble Co.	83,866,157	1.0
108,576	Sysco Corp.	8,528,645	0.1
62,268	Tyson Foods, Inc.	5,427,279	0.1
152,163	Walgreens Boots Alliance, Inc.	7,936,822	0.1
301,195	Walmart, Inc.	43,579,905	0.5
		502,206,552	5.8
	Energy: 2.6%
76,938	APA Corp.	2,068,863	0.0
185,118	Baker Hughes Co.	4,453,939	0.1
171,589	Coterra Energy, Inc.	3,260,191	0.0
408,458	Chevron Corp.	47,932,546	0.5
279,341	ConocoPhillips	20,162,833	0.2
132,979	Devon Energy Corp.	5,857,725	0.1
35,946	Diamondback Energy, Inc.	3,876,776	0.0
123,917	EOG Resources, Inc.	11,007,547	0.1
896,631	Exxon Mobil Corp.	54,864,851	0.6
189,577	Halliburton Co.	4,335,626	0.1
58,211	Hess Corp.	4,309,360	0.0
412,989	Kinder Morgan, Inc.	6,550,006	0.1
166,516	Marathon Oil Corp.	2,734,193	0.0
130,376	Marathon Petroleum Corp.	8,342,760	0.1
187,352	Occidental Petroleum Corp.	5,431,335	0.1
94,127	Oneok, Inc.	5,530,903	0.1
92,800	Phillips 66	6,724,288	0.1
48,086	Pioneer Natural Resources Co.	8,745,882	0.1
297,065	Schlumberger NV	8,897,097	0.1
86,347	Valero Energy Corp.	6,485,523	0.1
256,609	Williams Cos., Inc.	6,682,098	0.1
		228,254,342	2.6
	Financials: 10.5%
128,897	Aflac, Inc.	7,526,296	0.1
60,715	Allstate Corp.	7,143,120	0.1
132,876	American Express Co.	21,738,514	0.3
175,849	American International Group, Inc.	9,998,774	0.1
23,697	Ameriprise Financial, Inc.	7,148,437	0.1
46,664	Aon PLC	14,025,332	0.2
43,900	Arthur J. Gallagher & Co.	7,448,513	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
12,067	Assurant, Inc.	$1,880,763	0.0
1,525,316	Bank of America Corp.	67,861,309	0.8
160,909	Bank of New York Mellon Corp.	9,345,595	0.1
387,868 (1)	Berkshire Hathaway, Inc. – Class B	115,972,532	1.3
30,244	Blackrock, Inc.	27,690,197	0.3
49,367	Brown & Brown, Inc.	3,469,513	0.0
90,143	Capital One Financial Corp.	13,078,848	0.2
22,520	Cboe Global Markets, Inc.	2,936,608	0.0
318,403	Charles Schwab Corp.	26,777,692	0.3
91,227	Chubb Ltd.	17,635,091	0.2
31,660	Cincinnati Financial Corp.	3,607,024	0.0
420,250	Citigroup, Inc.	25,378,897	0.3
89,992	Citizens Financial Group, Inc.	4,252,122	0.1
76,117	CME Group, Inc.	17,389,690	0.2
28,286	Comerica, Inc.	2,460,882	0.0
62,071	Discover Financial Services	7,172,925	0.1
8,422	Everest Re Group Ltd.	2,306,954	0.0
7,972	Factset Research Systems, Inc.	3,874,472	0.0
144,813	Fifth Third Bancorp	6,306,606	0.1
37,966	First Republic Bank	7,840,359	0.1
59,015 (2)	Franklin Resources, Inc.	1,976,412	0.0
19,766	Globe Life, Inc.	1,852,469	0.0
71,894	Goldman Sachs Group, Inc.	27,503,050	0.3
72,084	Hartford Financial Services Group, Inc.	4,976,679	0.1
306,347	Huntington Bancshares, Inc.	4,723,871	0.1
119,324	Intercontinental Exchange, Inc.	16,319,943	0.2
72,113	Invesco Ltd.	1,660,041	0.0
625,898	JPMorgan Chase & Co.	99,110,948	1.1
197,190	Keycorp	4,561,005	0.1
35,976	Lincoln National Corp.	2,455,722	0.0
42,927	Loews Corp.	2,479,463	0.0
27,178 (2)	M&T Bank Corp.	4,173,997	0.1
8,026	MarketAxess Holdings, Inc.	3,300,853	0.0
107,004	Marsh & McLennan Cos., Inc.	18,599,435	0.2
151,427	Metlife, Inc.	9,462,673	0.1
34,214	Moody’s Corp.	13,363,304	0.2
304,032	Morgan Stanley	29,843,781	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
17,462	MSCI, Inc. - Class A	$10,698,793	0.1
24,720 (2)	Nasdaq, Inc.	5,191,447	0.1
44,015	Northern Trust Corp.	5,264,634	0.1
90,388	People’s United Financial, Inc.	1,610,714	0.0
89,511	PNC Financial Services Group, Inc.	17,948,746	0.2
52,719	Principal Financial Group, Inc.	3,813,165	0.0
123,911	Progressive Corp.	12,719,464	0.1
80,057	Prudential Financial, Inc.	8,665,370	0.1
39,118	Raymond James Financial, Inc.	3,927,447	0.0
201,607	Regions Financial Corp.	4,395,033	0.1
51,042	S&P Global, Inc.	24,088,251	0.3
12,841	Signature Bank	4,153,678	0.0
77,437	State Street Corp.	7,201,641	0.1
12,429 (1)	SVB Financial Group	8,429,845	0.1
115,904	Synchrony Financial	5,376,787	0.1
47,600	T. Rowe Price Group, Inc.	9,360,064	0.1
52,102	Travelers Cos, Inc.	8,150,316	0.1
282,718	Truist Financial Corp.	16,553,139	0.2
285,779	US Bancorp	16,052,206	0.2
844,459	Wells Fargo & Co.	40,517,143	0.5
26,390	Willis Towers Watson PLC	6,267,361	0.1
29,622	WR Berkley Corp.	2,440,557	0.0
33,137	Zions Bancorp NA	2,092,933	0.0
		913,549,445	10.5
	Health Care: 13.0%
374,434	Abbott Laboratories	52,697,841	0.6
374,421	AbbVie, Inc.	50,696,603	0.6
9,585 (1)	Abiomed, Inc.	3,442,645	0.0
64,090	Agilent Technologies, Inc.	10,231,969	0.1
15,520 (1)	Align Technology, Inc.	10,199,434	0.1
31,598	AmerisourceBergen Corp.	4,199,058	0.1
119,295	Amgen, Inc.	26,837,796	0.3
51,496	Anthem, Inc.	23,870,456	0.3
106,042	Baxter International, Inc.	9,102,645	0.1
60,824	Becton Dickinson & Co.	15,296,020	0.2
31,111 (1)	Biogen, Inc.	7,464,151	0.1
4,576 (1)	Bio-Rad Laboratories, Inc.	3,457,488	0.0
8,322	Bio-Techne Corp.	4,305,304	0.1
301,800 (1)	Boston Scientific Corp.	12,820,464	0.2
470,100	Bristol-Myers Squibb Co.	29,310,735	0.3
59,680	Cardinal Health, Inc.	3,072,923	0.0
36,256 (1)	Catalent, Inc.	4,641,856	0.1
123,581 (1)	Centene Corp.	10,183,074	0.1
62,430	Cerner Corp.	5,797,874	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
10,644 (1)	Charles River Laboratories International, Inc.	$4,010,446	0.0
70,193	Cigna Corp.	16,118,419	0.2
10,402	Cooper Cos., Inc.	4,357,814	0.1
279,576	CVS Health Corp.	28,841,060	0.3
134,693	Danaher Corp.	44,315,344	0.5
14,166 (1)	DaVita, Inc.	1,611,524	0.0
46,160	Dentsply Sirona, Inc.	2,575,266	0.0
20,527 (1)	DexCom, Inc.	11,021,973	0.1
132,228 (1)	Edwards Lifesciences Corp.	17,130,137	0.2
168,156	Eli Lilly & Co.	46,448,050	0.5
265,667	Gilead Sciences, Inc.	19,290,081	0.2
50,721	HCA Healthcare, Inc.	13,031,239	0.2
29,504 (1)	Henry Schein, Inc.	2,287,445	0.0
53,539 (1)	Hologic, Inc.	4,098,946	0.1
27,222	Humana, Inc.	12,627,197	0.1
17,969 (1)	Idexx Laboratories, Inc.	11,831,868	0.1
33,103 (1)	Illumina, Inc.	12,593,705	0.1
39,646 (1)	Incyte Corp., Ltd.	2,910,016	0.0
75,603 (1)	Intuitive Surgical, Inc.	27,164,158	0.3
40,470 (1)	IQVIA Holdings, Inc.	11,418,206	0.1
557,560	Johnson & Johnson	95,381,789	1.1
20,268 (1)	Laboratory Corp. of America Holdings	6,368,408	0.1
32,337	McKesson Corp.	8,038,008	0.1
285,030	Medtronic PLC	29,486,354	0.3
534,972	Merck & Co., Inc.	41,000,254	0.5
4,883 (1)	Mettler Toledo International, Inc.	8,287,476	0.1
74,707 (1)	Moderna, Inc.	18,974,084	0.2
53,545	Organon & Co.	1,630,445	0.0
26,728	PerkinElmer, Inc.	5,373,932	0.1
1,188,754	Pfizer, Inc.	70,195,924	0.8
25,981	Quest Diagnostics, Inc.	4,494,973	0.1
22,391 (1)	Regeneron Pharmaceuticals, Inc.	14,140,364	0.2
30,863	Resmed, Inc.	8,039,194	0.1
21,184	STERIS Public Ltd. Co.	5,156,397	0.1
71,107	Stryker Corp.	19,015,434	0.2
9,885	Teleflex, Inc.	3,247,025	0.0
83,456	Thermo Fisher Scientific, Inc.	55,685,182	0.6
199,475	UnitedHealth Group, Inc.	100,164,377	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
15,486	Universal Health Services, Inc.	$2,007,915	0.0
53,848 (1)	Vertex Pharmaceuticals, Inc.	11,825,021	0.1
255,412	Viatris, Inc.	3,455,724	0.0
12,960 (1)	Waters Corp.	4,828,896	0.1
15,689	West Pharmaceutical Services, Inc.	7,358,298	0.1
44,109	Zimmer Biomet Holdings, Inc.	5,603,607	0.1
100,204	Zoetis, Inc.	24,452,782	0.3
		1,135,523,093	13.0
	Industrials: 7.6%
122,213	3M Co.	21,708,695	0.3
26,480 (1)	Alaska Air Group, Inc.	1,379,608	0.0
18,945	Allegion Public Ltd.	2,509,076	0.0
136,749 (1)(2)	American Airlines Group, Inc.	2,456,012	0.0
48,993	Ametek, Inc.	7,203,931	0.1
28,133	AO Smith Corp.	2,415,218	0.0
117,001 (1)	Boeing Co.	23,554,641	0.3
183,266	Carrier Global Corp.	9,940,348	0.1
114,567	Caterpillar, Inc.	23,685,582	0.3
27,819	CH Robinson Worldwide, Inc.	2,994,159	0.0
18,616	Cintas Corp.	8,250,053	0.1
45,194 (1)	Copart, Inc.	6,852,314	0.1
469,748	CSX Corp.	17,662,525	0.2
30,331	Cummins, Inc.	6,616,404	0.1
59,758	Deere & Co.	20,490,421	0.2
135,155 (1)	Delta Air Lines, Inc.	5,281,857	0.1
30,406	Dover Corp.	5,521,730	0.1
84,420	Eaton Corp. PLC	14,589,464	0.2
126,609	Emerson Electric Co.	11,770,839	0.1
25,839	Equifax, Inc.	7,565,401	0.1
35,882	Expeditors International Washington, Inc.	4,818,594	0.1
121,814 (2)	Fastenal Co.	7,803,405	0.1
51,761	FedEx Corp.	13,387,465	0.2
75,695	Fortive Corp.	5,774,771	0.1
29,121	Fortune Brands Home & Security, Inc.	3,113,035	0.0
13,332 (1)	Generac Holdings, Inc.	4,691,797	0.1
49,004	General Dynamics Corp.	10,215,864	0.1
232,575	General Electric Co.	21,971,360	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
145,818	Honeywell International, Inc.	$30,404,511	0.3
81,531	Howmet Aerospace, Inc.	2,595,132	0.0
8,478	Huntington Ingalls Industries, Inc.	1,583,182	0.0
16,051	IDEX Corp.	3,793,172	0.0
84,363	IHS Markit Ltd.	11,213,530	0.1
60,537	Illinois Tool Works, Inc.	14,940,532	0.2
86,323	Ingersoll Rand, Inc.	5,340,804	0.1
27,523	Jacobs Engineering Group, Inc.	3,832,027	0.0
17,775	JB Hunt Transport Services, Inc.	3,633,210	0.0
150,428	Johnson Controls International plc	12,231,301	0.1
41,559	L3Harris Technologies, Inc.	8,862,041	0.1
29,900	Leidos Holdings, Inc.	2,658,110	0.0
52,054	Lockheed Martin Corp.	18,500,512	0.2
52,203	Masco Corp.	3,665,695	0.0
76,410	Nielsen Holdings PLC	1,567,169	0.0
51,538	Norfolk Southern Corp.	15,343,378	0.2
31,562	Northrop Grumman Corp.	12,216,703	0.1
19,813	Old Dominion Freight Line	7,100,583	0.1
90,139	Otis Worldwide Corp.	7,848,403	0.1
73,326	Paccar, Inc.	6,471,753	0.1
27,342	Parker Hannifin Corp.	8,698,037	0.1
35,032	Pentair PLC	2,558,387	0.0
30,180	Quanta Services, Inc.	3,460,439	0.0
317,004	Raytheon Technologies Corp.	27,281,364	0.3
44,379	Republic Services, Inc.	6,188,652	0.1
23,649	Robert Half International, Inc.	2,637,336	0.0
24,564	Rockwell Automation, Inc.	8,569,151	0.1
47,808	Rollins, Inc.	1,635,512	0.0
22,341	Roper Technologies, Inc.	10,988,644	0.1
11,399	Snap-On, Inc.	2,455,117	0.0
124,960 (1)	Southwest Airlines Co.	5,353,286	0.1
34,529	Stanley Black & Decker, Inc.	6,512,860	0.1
46,684	Textron, Inc.	3,604,005	0.0
50,309	Trane Technologies PLC	10,163,927	0.1
11,058 (1)	TransDigm Group, Inc.	7,035,984	0.1
136,155	Union Pacific Corp.	34,301,529	0.4
68,350 (1)	United Airlines Holdings, Inc.	2,992,363	0.0
154,429	United Parcel Service, Inc. - Class B	33,100,312	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
15,289 (1)	United Rentals, Inc.	$5,080,382	0.1
34,078	Verisk Analytics, Inc.	7,794,661	0.1
81,508	Waste Management, Inc.	13,603,685	0.2
39,926	Westinghouse Air Brake Technologies Corp.	3,677,584	0.0
9,239	WW Grainger, Inc.	4,788,019	0.1
38,052	Xylem, Inc.	4,563,196	0.1
		665,070,749	7.6
	Information Technology: 28.6%
133,776	Accenture PLC	55,456,841	0.6
100,770 (1)	Adobe, Inc.	57,142,636	0.7
255,761 (1)	Advanced Micro Devices, Inc.	36,804,008	0.4
34,391 (1)	Akamai Technologies, Inc.	4,025,123	0.0
126,657 (2)	Amphenol Corp.	11,077,421	0.1
113,819	Analog Devices, Inc.	20,005,966	0.2
18,479 (1)	ANSYS, Inc.	7,412,296	0.1
3,300,988	Apple, Inc.	586,156,439	6.7
191,232	Applied Materials, Inc.	30,092,268	0.3
47,508 (1)	Arista Networks, Inc.	6,829,275	0.1
46,562 (1)	Autodesk, Inc.	13,092,769	0.2
89,358	Automatic Data Processing, Inc.	22,033,896	0.3
87,176	Broadcom, Inc.	58,007,782	0.7
24,690	Broadridge Financial Solutions, Inc. ADR	4,513,826	0.1
58,696 (1)	Cadence Design Systems, Inc.	10,938,000	0.1
28,745	CDW Corp.	5,886,401	0.1
28,845 (1)	Ceridian HCM Holding, Inc.	3,013,149	0.0
893,255	Cisco Systems, Inc.	56,605,569	0.6
26,239	Citrix Systems, Inc.	2,481,947	0.0
111,010	Cognizant Technology Solutions Corp.	9,848,807	0.1
162,341	Corning, Inc.	6,043,955	0.1
53,204 (1)	DXC Technology Co.	1,712,637	0.0
28,573 (1)	Enphase Energy, Inc.	5,227,145	0.1
12,013 (1)	EPAM Systems, Inc.	8,030,090	0.1
12,738 (1)	F5, Inc.	3,117,116	0.0
128,967	Fidelity National Information Services, Inc.	14,076,748	0.2
125,877 (1)	Fiserv, Inc.	13,064,774	0.2
17,197 (1)	FleetCor Technologies, Inc.	3,849,376	0.0
28,741 (1)	Fortinet, Inc.	10,329,515	0.1
17,417 (1)	Gartner, Inc.	5,822,851	0.1
61,451	Global Payments, Inc.	8,306,946	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
275,823	Hewlett Packard Enterprise Co.	$4,349,729	0.1
244,093	HP, Inc.	9,194,983	0.1
861,353	Intel Corp.	44,359,679	0.5
189,934	International Business Machines Corp.	25,386,578	0.3
59,972	Intuit, Inc.	38,575,190	0.4
7,633 (1)	IPG Photonics Corp.	1,313,945	0.0
15,689	Jack Henry & Associates, Inc.	2,619,906	0.0
68,675	Juniper Networks, Inc.	2,452,384	0.0
39,011 (1)	Keysight Technologies, Inc.	8,056,162	0.1
32,112	KLA Corp.	13,811,692	0.2
29,820	Lam Research Corp.	21,445,053	0.2
183,727	Mastercard, Inc. - Class A	66,016,786	0.8
117,517	Microchip Technology, Inc.	10,231,030	0.1
236,914	Micron Technology, Inc.	22,068,539	0.3
1,590,121	Microsoft Corp.	534,789,495	6.1
9,176	Monolithic Power Systems, Inc.	4,526,796	0.1
35,763	Motorola Solutions, Inc.	9,716,807	0.1
47,314	NetApp, Inc.	4,352,415	0.1
122,770	NortonLifeLock, Inc.	3,189,565	0.0
529,477	Nvidia Corp.	155,724,480	1.8
56,322	NXP Semiconductor NV - NXPI - US	12,829,025	0.1
341,592	Oracle Corp.	29,790,238	0.3
67,969	Paychex, Inc.	9,277,769	0.1
10,153 (1)	Paycom Software, Inc.	4,215,424	0.0
248,839 (1)	PayPal Holdings, Inc.	46,926,059	0.5
22,313 (1)	PTC, Inc.	2,703,220	0.0
23,474 (1)	Qorvo, Inc.	3,671,099	0.0
237,206	Qualcomm, Inc.	43,377,861	0.5
207,343 (1)	Salesforce.com, Inc.	52,692,077	0.6
43,380	Seagate Technology Holdings PLC	4,901,072	0.1
42,146 (1)	ServiceNow, Inc.	27,357,390	0.3
34,880	Skyworks Solutions, Inc.	5,411,283	0.1
11,123 (1)	SolarEdge Technologies, Inc.	3,120,780	0.0
32,299 (1)	Synopsys, Inc.	11,902,182	0.1
69,276	TE Connectivity Ltd.	11,176,990	0.1
9,844 (1)	Teledyne Technologies, Inc.	4,300,745	0.1
34,523 (2)	Teradyne, Inc.	5,645,546	0.1
195,594	Texas Instruments, Inc.	36,863,601	0.4
53,144 (1)	Trimble, Inc.	4,633,625	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
8,678 (1)	Tyler Technologies, Inc.	$4,668,330	0.1
20,557 (1)	VeriSign, Inc.	5,217,778	0.1
355,173 (2)	Visa, Inc. - Class A	76,969,541	0.9
65,999 (1)	Western Digital Corp.	4,303,795	0.1
52,499	Xilinx, Inc.	11,131,363	0.1
11,318 (1)	Zebra Technologies Corp.	6,736,474	0.1
		2,493,010,053	28.6
	Materials: 2.5%
46,883	Air Products & Chemicals, Inc.	14,264,622	0.2
24,701	Albemarle Corp.	5,774,353	0.1
325,639	Amcor PLC	3,910,924	0.1
17,506	Avery Dennison Corp.	3,791,274	0.0
68,983	Ball Corp.	6,640,993	0.1
23,058	Celanese Corp. - Series A	3,875,128	0.0
45,431	CF Industries Holdings, Inc.	3,215,606	0.0
155,066	Corteva, Inc.	7,331,520	0.1
156,643	Dow, Inc.	8,884,791	0.1
109,730	DuPont de Nemours, Inc.	8,863,989	0.1
28,678	Eastman Chemical Co.	3,467,457	0.0
52,802	Ecolab, Inc.	12,386,821	0.1
27,182	FMC Corp.	2,987,030	0.0
311,009	Freeport-McMoRan, Inc.	12,978,406	0.2
53,906	International Flavors & Fragrances, Inc.	8,120,939	0.1
82,548	International Paper Co.	3,878,105	0.1
108,554	Linde PLC	37,606,362	0.4
55,815	LyondellBasell Industries NV - Class A	5,147,817	0.1
13,175	Martin Marietta Materials, Inc.	5,803,851	0.1
78,240	Mosaic Co.	3,074,050	0.0
168,782	Newmont Corp.	10,467,860	0.1
60,530 (2)	Nucor Corp.	6,909,500	0.1
20,063	Packaging Corp. of America	2,731,577	0.0
50,279	PPG Industries, Inc.	8,670,111	0.1
31,659	Sealed Air Corp.	2,136,033	0.0
51,163	Sherwin-Williams Co.	18,017,562	0.2
28,023	Vulcan Materials Co.	5,817,014	0.1
56,394	WestRock Co.	2,501,638	0.0
		219,255,333	2.5
	Real Estate: 2.7%
29,866	Alexandria Real Estate Equities, Inc.	6,658,923	0.1
96,452	American Tower Corp.	28,212,210	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
29,596	AvalonBay Communities, Inc.	$7,475,654	0.1
30,016	Boston Properties, Inc.	3,457,243	0.0
70,910 (1)	CBRE Group, Inc.	7,694,444	0.1
91,537	Crown Castle International Corp.	19,107,433	0.2
60,103	Digital Realty Trust, Inc.	10,630,418	0.1
80,661	Duke Realty Corp.	5,294,588	0.1
19,070	Equinix, Inc.	16,130,169	0.2
72,277	Equity Residential	6,541,068	0.1
13,736	Essex Property Trust, Inc.	4,838,231	0.1
28,357	Extra Space Storage, Inc.	6,429,383	0.1
14,783	Federal Realty Investment Trust	2,015,219	0.0
113,835	Healthpeak Properties, Inc.	4,108,305	0.1
150,797 (1)	Host Hotels & Resorts, Inc.	2,622,360	0.0
61,136 (2)	Iron Mountain, Inc.	3,199,247	0.0
130,554	Kimco Realty Corp.	3,218,156	0.0
24,504	Mid-America Apartment Communities, Inc.	5,622,198	0.1
156,583	ProLogis, Inc.	26,362,314	0.3
32,311	Public Storage, Inc.	12,102,408	0.1
119,824	Realty Income Corp.	8,578,200	0.1
32,635	Regency Centers Corp.	2,459,047	0.0
23,139	SBA Communications Corp.	9,001,534	0.1
69,597	Simon Property Group, Inc.	11,119,513	0.1
61,554	UDR, Inc.	3,692,624	0.0
84,542	Ventas, Inc.	4,321,787	0.1
33,581	Vornado Realty Trust	1,405,701	0.0
92,187	Welltower, Inc.	7,906,879	0.1
158,361	Weyerhaeuser Co.	6,521,306	0.1
		236,726,562	2.7

	Utilities: 2.4%
140,741	AES Corp.	3,420,006	0.0
52,857	Alliant Energy Corp.	3,249,120	0.0
54,559	Ameren Corp.	4,856,297	0.1
106,669	American Electric Power Co., Inc.	9,490,341	0.1
38,448	American Water Works Co., Inc.	7,261,289	0.1
28,047	Atmos Energy Corp.	2,938,484	0.0
133,188	Centerpoint Energy, Inc.	3,717,277	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
61,177	CMS Energy Corp.	$3,979,564	0.0
74,921	Consolidated Edison, Inc.	6,392,260	0.1
171,531	Dominion Energy, Inc.	13,475,475	0.1
40,922	DTE Energy Co.	4,891,816	0.1
162,914	Duke Energy Corp.	17,089,679	0.2
80,197 (2)	Edison International	5,473,445	0.1
42,443	Entergy Corp.	4,781,204	0.1
48,430	Evergy, Inc.	3,322,782	0.0
72,815	Eversource Energy	6,624,709	0.1
207,199	Exelon Corp.	11,967,814	0.1
114,938	FirstEnergy Corp.	4,780,271	0.1
415,563	NextEra Energy, Inc.	38,796,962	0.4
82,880	NiSource, Inc.	2,288,317	0.0
51,699	NRG Energy, Inc.	2,227,193	0.0
23,821	Pinnacle West Capital Corp.	1,681,524	0.0
158,995	PPL Corp.	4,779,390	0.1
107,095	Public Service Enterprise Group, Inc.	7,146,449	0.1
67,633	Sempra Energy	8,946,493	0.1
224,457	Southern Co.	15,393,261	0.2
66,622	WEC Energy Group, Inc.	6,466,998	0.1
114,087	Xcel Energy, Inc.	7,723,690	0.1
		213,162,110	2.4
	Total Common Stock (Cost $4,241,522,101)	8,547,113,977	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Commercial Paper: 0.2%
500,000 (3)	ANZ Bank, 0.120%, 02/10/2022	499,952	0.0
450,000 (3)	Bayeriche Landesbank of New York, 0.160%, 04/01/2022	449,806	0.0
400,000 (3)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	399,399	0.0
475,000 (3)	Credit Suisse AG, 0.330%, 06/09/2022	474,345	0.0
475,000 (3)	DBS Bank Ltd., 0.120%, 02/01/2022	474,956	0.0
475,000 (3)	DNB Bank ASA, 0.140%, 03/16/2022	474,857	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
375,000 (3)	DNB Bank ASA, 0.140%, 03/22/2022	$374,873	0.0
475,000 (3)	JPMorgan Securities LLC, 0.220%, 03/14/2022	474,782	0.0
400,000 (3)	Liberty Street Funding LLC, 0.220%, 03/17/2022	399,808	0.0
275,000 (3)	Lloyds Bank PLC, 0.150%, 03/29/2022	274,861	0.0
498,000 (3)	LMA-Americas LLC, 0.100%, 01/26/2022	497,960	0.0
350,000 (3)	LMA-Americas LLC, 0.150%, 03/14/2022	349,843	0.0
475,000 (3)	Matchpoint Finance PLC, 0.120%, 01/18/2022	474,979	0.0
475,000 (3)	Matchpoint Finance PLC, 0.150%, 03/15/2022	474,782	0.0
250,000 (3)	Mitsubishi UFJ Trust and Banking Corp., 0.300%, 04/26/2022	249,780	0.0
300,000 (3)	Mizuho Bank Ltd., 0.140%, 01/21/2022	299,981	0.0
475,000 (3)	Mizuho Bank Ltd., 0.150%, 03/16/2022	474,767	0.0
475,000 (3)	National Australia Bank Ltd., 0.120%, 02/18/2022	474,928	0.0
500,000 (3)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	499,992	0.1
400,000 (3)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/11/2022	399,990	0.0
500,000 (3)	NRW.Bank, 0.130%, 03/21/2022	499,881	0.0
475,000 (3)	Old Line Funding LLC, 0.130%, 03/10/2022	474,804	0.0
325,000 (3)	Santander UK PLC, 0.300%, 05/03/2022	324,709	0.0
450,000 (3)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	449,794	0.0
525,000 (3)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	524,720	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
500,000 (3)	Societe Generale, 0.170%, 03/31/2022	$499,825	0.0
250,000 (3)	Starbird Funding Corp., 0.250%, 03/21/2022	249,871	0.0
500,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.140%, 01/13/2022	499,986	0.0
275,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	274,833	0.0
475,000 (3)	Swedbank AB, 0.150%, 03/23/2022	474,839	0.0
500,000 (3)	Swedbank AB, 0.150%, 03/24/2022	499,826	0.0
475,000 (3)	Thunder Bay Funding LLC, 0.130%, 03/18/2022	474,789	0.0
475,000 (3)	Victory Receivables Corporation, 0.120%, 01/06/2022	474,994	0.0
475,000 (3)	Westpac Banking Corp., 0.130%, 03/25/2022	474,820	0.0
	Total Commercial Paper (Cost $14,692,332)	14,692,332	0.2
	Floating Rate Notes: 0.0%
650,000 (3)	ANZ Bank, 0.130%, 03/30/2022	649,953	0.0
450,000 (3)	Bank of Montreal, 0.120%, 01/05/2022	450,010	0.0
250,000 (3)	Bank of Nova Scotia, 0.130%, 02/28/2022	250,025	0.0
475,000 (3)	Barclays Bank PLC, 0.160%, 03/22/2022	474,988	0.0
250,000 (3)	Barclays Bank PLC, 0.160%, 03/24/2022	249,993	0.0
350,000 (3)	Canadian Imperial Bank of Commerce, 0.130%, 02/10/2022	350,025	0.0
500,000 (3)	Credit Suisse AG, 0.170%, 04/08/2022	500,071	0.0
475,000 (3)	DBS Bank Ltd., 0.140%, 03/16/2022	474,975	0.0
300,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/14/2022	300,004	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
400,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/16/2022	$400,004	0.0
450,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	449,999	0.0
475,000 (3)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 04/01/2022	474,988	0.0
	Total Floating Rate Notes (Cost $5,025,035)	5,025,035	0.0
	Repurchase Agreements: 0.8%
3,240,592 (3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,240,616, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,305,404, due 01/01/25-12/01/51)	3,240,592	0.0
16,215,180 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $16,215,247, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $16,539,484, due 02/01/22-07/20/71)	16,215,180	0.2
5,578,417 (3)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $5,578,440, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,689,986, due 01/20/22-06/20/69)	5,578,417	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
7,419,437 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $7,419,480, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $7,567,870, due 01/04/22-11/15/51)	$7,419,437	0.1
10,306,168 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $10,306,219, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $10,512,292, due 02/15/22-12/20/51)	10,306,168	0.1
7,301,980 (3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $7,302,016, collateralized by various U.S. Government Agency Obligations, 0.550%-7.500%, Market Value plus accrued interest $7,448,057, due 01/01/23-10/20/71)	7,301,980	0.1
13,789,385 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $13,789,464, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $14,065,245, due 07/15/23-02/15/48)	13,789,385	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,293,696 (3)	Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,293,720, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,359,571, due 01/13/22-11/20/71)	$3,293,696	0.0
	Total Repurchase Agreements (Cost $67,144,855)	67,144,855	0.8
	Certificates of Deposit: 0.1%
475,000 (3)	Bank of Montreal, 0.220%, 03/21/2022	475,018	0.0
400,000 (3)	Commonwealth Bank of Australia, 0.130%, 04/08/2022	399,931	0.0
375,000 (3)	Credit Agricole, 0.230%, 03/09/2022	375,050	0.0
475,000 (3)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	474,990	0.0
500,000 (3)	Lloyds Bank PLC, 0.130%, 02/22/2022	500,087	0.1
475,000 (3)	Mizuho Bank Ltd., 0.150%, 03/14/2022	474,965	0.0
475,000 (3)	MUFG Bank LTD, 0.130%, 01/07/2022	475,016	0.0
475,000 (3)	Norinchukin Bank of New York, 0.110%, 01/27/2022	475,002	0.0
475,000 (3)	Norinchukin Bank of New York, 0.120%, 02/04/2022	475,002	0.0
475,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.150%, 04/07/2022	474,866	0.0
275,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	275,038	0.0
475,000 (3)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	475,047	0.0
230,000 (3)	Svenska Handelsbanken AB, 0.110%, 02/10/2022	230,025	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
350,000 (3)	Toronto-Dominion Bank, 0.150%, 03/03/2022	$350,040	0.0
	Total Certificates of Deposit (Cost $5,930,077)	5,930,077	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
182,532,000 (3)(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	$182,532,000	2.1
2,948,000 (3)(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	2,948,000	0.0
2,948,000 (3)(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,948,000	0.0
	Total Mutual Funds (Cost $188,428,000)	188,428,000	2.1
	Total Short-Term Investments (Cost $281,220,299)	281,220,299	3.2
	Total Investments in Securities (Cost $4,522,742,400)	$8,828,334,276	101.2
	Liabilities in Excess of Other Assets	(102,488,491)	(1.2)
	Net Assets	$8,725,845,785	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$8,547,113,977	$—	$—	$8,547,113,977
Short-Term Investments	188,428,000	92,792,299	—	281,220,299
Total Investments, at fair value	$8,735,541,977	$92,792,299	$—	$8,828,334,276
Other Financial Instruments+
Futures	2,766,626	—	—	2,766,626
Total Assets	$8,738,308,603	$92,792,299	$—	$8,831,100,902

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500®E-Mini	814	03/18/22	$193,670,950	$2,766,626
			$193,670,950	$2,766,626
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$2,766,626
Total Asset Derivatives		$2,766,626

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$17,174,777
Total	$17,174,777
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2021 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,576,476
Total	$1,576,476
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,546,942,334.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,421,037,909
Gross Unrealized Depreciation	(136,879,342)
Net Unrealized Appreciation	$4,284,158,567
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 101.2%
	Diversified REITs: 0.7%
81,808	Alexander & Baldwin, Inc.	$2,052,563	0.7

	Health Care REITs: 6.6%
95,700	Healthcare Realty Trust, Inc.	3,027,948	1.0
210,320	Healthcare Trust of America, Inc.	7,022,585	2.2
120,078	Ventas, Inc.	6,138,387	1.9
55,397	Welltower, Inc.	4,751,401	1.5
		20,940,321	6.6
	Hotel & Resort REITs: 5.2%
236,500 (1)	DiamondRock Hospitality Co.	2,272,765	0.7
264,800 (1)	Park Hotels & Resorts, Inc.	4,999,424	1.6
393,100 (1)	Sunstone Hotel Investors, Inc.	4,611,063	1.5
254,000 (1)	Xenia Hotels & Resorts, Inc.	4,599,940	1.4
		16,483,192	5.2
	Industrial REITs: 18.3%
140,126	Duke Realty Corp.	9,197,871	2.9
253,500	LXP Industrial Trust	3,959,670	1.3
207,510	ProLogis, Inc.	34,936,383	11.0
78,000	Rexford Industrial Realty, Inc.	6,326,580	2.0
73,505	STAG Industrial, Inc.	3,525,300	1.1
		57,945,804	18.3
	Office REITs: 5.0%
21,459	Alexandria Real Estate Equities, Inc.	4,784,499	1.5
187,302	Hudson Pacific Properties, Inc.	4,628,232	1.5
183,400	Paramount Group, Inc.	1,529,556	0.5
257,939	Piedmont Office Realty Trust, Inc.	4,740,919	1.5
		15,683,206	5.0
	Residential REITs: 24.6%
115,424	American Campus Communities, Inc.	6,612,641	2.1
100,873	Apartment Income REIT Corp.	5,514,727	1.7
43,584	AvalonBay Communities, Inc.	11,008,882	3.5
69,748	Camden Property Trust	12,462,573	3.9
36,945	Essex Property Trust, Inc.	13,013,137	4.1
256,134	Invitation Homes, Inc.	11,613,116	3.7
24,852	NexPoint Residential Trust, Inc.	2,083,343	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs (continued)
74,806	Sun Communities, Inc.	$15,707,016	5.0
		78,015,435	24.6
	Retail REITs: 16.6%
58,600	Getty Realty Corp.	1,880,474	0.6
89,700	National Retail Properties, Inc.	4,311,879	1.4
165,681	Realty Income Corp.	11,861,103	3.7
80,926	Regency Centers Corp.	6,097,774	1.9
121,100	Retail Opportunity Investments Corp.	2,373,560	0.7
143,979	Simon Property Group, Inc.	23,003,525	7.3
65,913	Spirit Realty Capital, Inc.	3,176,347	1.0
		52,704,662	16.6
	Specialized REITs: 24.2%
13,973	American Tower Corp.	4,087,102	1.3
25,375	Crown Castle International Corp.	5,296,777	1.7
269,701	CubeSmart	15,348,684	4.8
68,300	Digital Realty Trust, Inc.	12,080,221	3.8
11,409	Equinix, Inc.	9,650,189	3.0
84,673	Extra Space Storage, Inc.	19,197,909	6.1
123,900	Four Corners Property Trust, Inc.	3,643,899	1.2
46,937	Life Storage, Inc.	7,189,810	2.3
		76,494,591	24.2
	Total Common Stock (Cost $241,212,552)	320,319,774	101.2
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
2,052,330 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $2,052,330)	2,052,330	0.6
	Total Short-Term Investments
	(Cost $2,052,330)	2,052,330	0.6
	Total Investments in Securities (Cost $243,264,882)	$322,372,104	101.8
	Liabilities in Excess of Other Assets	(5,757,884)	(1.8)
	Net Assets	$316,614,220	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$320,319,774	$—	$—	$320,319,774
Short-Term Investments	2,052,330	—	—	2,052,330
Total Investments, at fair value	$322,372,104	$—	$—	$322,372,104

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $248,872,046.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$80,734,523
Gross Unrealized Depreciation	(7,234,465)
Net Unrealized Appreciation	$73,500,058
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.6%
	Communication Services: 2.1%
44,800 (1)(2)	AMC Entertainment Holdings, Inc.	$1,218,560	0.2
28,400 (2)	Cars.com, Inc.	456,956	0.1
29,300 (1)(2)	Cinemark Holdings, Inc.	472,316	0.1
49,500 (2)	EverQuote, Inc.	775,170	0.1
43,300 (2)	Fluent, Inc.	86,167	0.0
23,600	Gray Television, Inc.	475,776	0.1
41,700 (2)	IDT Corp.	1,841,472	0.3
69,800 (2)	Imax Corp.	1,245,232	0.2
30,433 (2)	Liberty Latin America Ltd.	346,936	0.0
33,800 (2)	Liberty Latin America Ltd. - Class A	394,108	0.1
569,300 (2)	Liberty TripAdvisor Holdings, Inc.	1,235,381	0.2
64,500 (2)	Lions Gate Entertainment Corp. - Class A	1,073,280	0.1
94,800	National CineMedia, Inc.	266,388	0.0
19,100 (2)	Ooma, Inc.	390,404	0.0
17,900	Sinclair Broadcast Group, Inc.	473,097	0.1
77,300	TEGNA, Inc.	1,434,688	0.2
24,100 (2)	Yelp, Inc.	873,384	0.1
11,500 (2)	Ziff Davis, Inc.	1,274,890	0.2
		14,334,205	2.1
	Consumer Discretionary: 9.8%
5,150	Aaron’s Co., Inc./The	126,947	0.0
59,352	Acushnet Holdings Corp.	3,150,404	0.5
57,100 (2)	American Axle & Manufacturing Holdings, Inc.	532,743	0.1
19,500	American Eagle Outfitters, Inc.	493,740	0.1
29,900	Big Lots, Inc.	1,346,995	0.2
36,300 (2)	Bloomin Brands, Inc.	761,574	0.1
5,200 (2)	Boyd Gaming Corp.	340,964	0.0
27,570 (2)	Bright Horizons Family Solutions, Inc.	3,470,512	0.5
49,958	Brunswick Corp.	5,032,269	0.7
24,788	Carter’s, Inc.	2,509,041	0.4
22,489 (2)	Coursera, Inc.	549,631	0.1
3,300 (2)	CROCS, Inc.	423,126	0.1
7,450 (2)	Deckers Outdoor Corp.	2,729,010	0.4
2,600 (1)	Dillards, Inc.	637,052	0.1
6,900	Dine Brands Global, Inc.	523,089	0.1
10,800 (2)	Genesco, Inc.	693,036	0.1
4,500 (2)	G-III Apparel Group Ltd.	124,380	0.0
43,749 (2)	Goodyear Tire & Rubber Co.	932,729	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
17,600	Guess?, Inc.	$416,768	0.1
135,820 (2)	Hayward Holdings, Inc.	3,562,559	0.5
2,300 (2)	Helen of Troy Ltd.	562,281	0.1
11,700	Hibbett, Inc.	841,581	0.1
12,900	Hooker Furnishings Corp.	300,312	0.0
11,200	Kontoor Brands, Inc.	574,000	0.1
29,790	LCI Industries	4,643,367	0.7
3,200	Lear Corp.	585,440	0.1
103,791 (2)	Leslie’s, Inc.	2,455,695	0.4
33,700	Lifetime Brands, Inc.	538,189	0.1
38,800	Macy’s, Inc.	1,015,784	0.1
6,900	Marriott Vacations Worldwide Corp.	1,165,962	0.2
19,943 (2)	Monarch Casino & Resort, Inc.	1,474,785	0.2
13,500	Movado Group, Inc.	564,705	0.1
41,673 (2)	National Vision Holdings, Inc.	1,999,887	0.3
4,796 (2)	ODP Corp./The	188,387	0.0
3,500 (2)	Overstock.com, Inc.	206,535	0.0
7,300	Patrick Industries, Inc.	589,037	0.1
6,392 (2)	Penn National Gaming, Inc.	331,425	0.0
37,752 (2)	Planet Fitness, Inc.	3,419,576	0.5
12,700 (1)(2)	PLBY Group, Inc.	338,328	0.0
17,309 (1)(2)	Portillo’s, Inc.	649,780	0.1
10,500 (2)	Purple Innovation, Inc.	139,335	0.0
2,700	RCI Hospitality Holdings, Inc.	210,276	0.0
39,600	Rent-A-Center, Inc.	1,902,384	0.3
1,350 (2)	RH	723,519	0.1
8,000 (2)	Scientific Games Corp.	534,640	0.1
9,500	Shutterstock, Inc.	1,053,360	0.2
18,900	Signet Jewelers Ltd.	1,644,867	0.2
22,800 (2)	Sonos, Inc.	679,440	0.1
4,900 (2)	Stitch Fix, Inc.	92,708	0.0
24,394	Thor Industries, Inc.	2,531,365	0.4
12,822 (1)(2)	ThredUp, Inc.	163,609	0.0
7,784 (1)(2)	Traeger, Inc.	94,653	0.0
9,000 (2)	Tupperware Brands Corp.	137,610	0.0
10,500 (2)	Universal Electronics, Inc.	427,875	0.1
44,550 (1)(2)	Vizio Holding Corp.	865,607	0.1
153,094	Wendy’s Company	3,651,292	0.5
10,200 (2)	WW International, Inc.	164,526	0.0
21,714 (1)(2)	Xometry, Inc.	1,112,843	0.2
13,500 (2)	Zumiez, Inc.	647,865	0.1
		67,579,399	9.8

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: 4.2%
8,800	Andersons, Inc.	$340,648	0.1
89,739 (2)	BJ’s Wholesale Club Holdings, Inc.	6,009,821	0.9
3,400	Bunge Ltd.	317,424	0.1
17,793	Casey’s General Stores, Inc.	3,511,449	0.5
20,300 (2)	Central Garden & Pet Co. - Class A - CENTA	971,355	0.1
700	Coca-Cola Consolidated, Inc.	433,433	0.1
17,400 (2)	Darling Ingredients, Inc.	1,205,646	0.2
20,300	Edgewell Personal Care Co.	927,913	0.1
25,400 (2)	elf Beauty, Inc.	843,534	0.1
2,400	Medifast, Inc.	502,632	0.1
131,187 (2)	Performance Food Group Co.	6,020,171	0.9
211,000	Primo Water Corp.	3,719,930	0.5
62,800 (2)	Rite Aid Corp.	922,532	0.1
5,000	Sanderson Farms, Inc.	955,400	0.1
3,600 (2)	Seneca Foods Corp.	172,620	0.0
137,766 (1)	Utz Brands, Inc.	2,197,368	0.3
		29,051,876	4.2
	Energy: 1.9%
71,400 (2)	Antero Resources Corp.	1,249,500	0.2
7,400 (1)	Arch Resources, Inc.	675,768	0.1
48,400	Berry Corp.	407,528	0.1
31,900 (2)	ChampionX Corp.	644,699	0.1
14,300 (2)	CNX Resources Corp.	196,625	0.0
12,600	CVR Energy, Inc.	211,806	0.0
1,320 (2)	Delek US Holdings, Inc.	19,787	0.0
18,700 (2)	Green Plains, Inc.	650,012	0.1
49,600	Magnolia Oil & Gas Corp.	935,952	0.1
13,900	Matador Resources Co.	513,188	0.1
13,700 (2)	National Energy Services Reunited Corp.	129,465	0.0
86,200 (2)	NexTier Oilfield Solutions, Inc.	306,010	0.1
3,500	Oasis Petroleum, Inc.	440,965	0.1
25,400 (2)	Oil States International, Inc.	126,238	0.0
102,000	Ovintiv, Inc.	3,437,400	0.5
21,200	Patterson-UTI Energy, Inc.	179,140	0.0
23,000	PDC Energy, Inc.	1,121,940	0.2
9,300 (2)	ProPetro Holding Corp.	75,330	0.0
3,400 (2)	Renewable Energy Group, Inc.	144,296	0.0
1,100 (2)	REX American Resources Corp.	105,600	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
71,900 (2)	Select Energy Services, Inc.	$447,937	0.1
19,500	SFL Corp. Ltd.	158,925	0.0
30,800	Solaris Oilfield Infrastructure, Inc.	201,740	0.0
138,900 (2)	Southwestern Energy Co.	647,274	0.1
		13,027,125	1.9
	Financials: 16.9%
14,600	American Equity Investment Life Holding Co.	568,232	0.1
6,882	Ameris Bancorp.	341,898	0.1
23,700	Ares Commercial Real Estate Corp.	344,598	0.1
8,800	Argo Group International Holdings Ltd.	511,368	0.1
66,083 (2)	AssetMark Financial Holdings, Inc.	1,732,035	0.3
10,400	Associated Banc-Corp.	234,936	0.0
9,400 (2)	Axos Financial, Inc.	525,554	0.1
29,300	Bank of NT Butterfield & Son Ltd.	1,116,623	0.2
82,056	BankUnited, Inc.	3,471,789	0.5
4,300	Bar Harbor Bankshares	124,399	0.0
23,500	Blackstone Mortgage Trust, Inc.	719,570	0.1
27,900 (2)	Blucora, Inc.	483,228	0.1
21,637 (1)	Brightsphere Investment Group, Inc.	553,907	0.1
6,900	BrightSpire Capital, Inc.	70,794	0.0
6,000	Business First Bancshares, Inc.	169,860	0.0
2,400	Capital Bancorp, Inc.	62,880	0.0
9,300	Capstar Financial Holdings, Inc.	195,579	0.0
5,100	Cathay General Bancorp.	219,249	0.0
1,900	CIT Group, Inc.	97,546	0.0
18,100	CNO Financial Group, Inc.	431,504	0.1
2,500	Cohen & Steers, Inc.	231,275	0.0
42,823	Commerce Bancshares, Inc.	2,943,653	0.4
1,047	Community Trust Bancorp, Inc.	45,660	0.0
48,600	ConnectOne Bancorp, Inc.	1,589,706	0.2
16,300	Cowen, Inc.	588,430	0.1
23,470	Cullen/Frost Bankers, Inc.	2,958,863	0.4
21,600 (2)	Customers Bancorp, Inc.	1,411,992	0.2
3,800	Dime Community Bancshares, Inc.	133,608	0.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
23,900 (2)	Donnelley Financial Solutions, Inc.	$1,126,646	0.2
8,400 (2)	eHealth, Inc.	214,200	0.0
34,100	Ellington Financial, Inc.	582,769	0.1
7,400 (2)	Enova International, Inc.	303,104	0.1
3,792	Enterprise Financial Services Corp.	178,565	0.0
26,900	Essent Group Ltd.	1,224,757	0.2
28,500 (2)	Ezcorp, Inc.	210,045	0.0
3,500	FB Financial Corp.	153,370	0.0
6,300	Federated Hermes, Inc.	236,754	0.0
11,200	Financial Institutions, Inc.	356,160	0.1
111,800	First BanCorp. Puerto Rico	1,540,604	0.2
3,000	First Bank/Hamilton NJ	43,530	0.0
9,700	First Commonwealth Financial Corp.	156,073	0.0
2,300	First Community Bancshares, Inc.	76,866	0.0
112,797	First Financial Bancorp.	2,749,991	0.4
129,993	First Hawaiian, Inc.	3,552,709	0.5
316,501	First Horizon Corp.	5,168,461	0.8
3,400	First Internet Bancorp	159,936	0.0
28,300	Flagstar Bancorp, Inc.	1,356,702	0.2
46,700	FNB Corp.	566,471	0.1
79,618 (2)	Focus Financial Partners, Inc.	4,754,787	0.7
2,300	FS Bancorp, Inc.	77,349	0.0
3,900	Great Southern Bancorp., Inc.	231,075	0.0
13,200 (2)	Green Dot Corp.	478,368	0.1
16,800	Hancock Whitney Corp.	840,336	0.1
21,250	Hanmi Financial Corp.	503,200	0.1
11,600	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	616,192	0.1
11,500	HBT Financial, Inc.	215,395	0.0
12,400	Hilltop Holdings, Inc.	435,736	0.1
5,900	HomeStreet, Inc.	306,800	0.1
136,100	Investors Bancorp, Inc.	2,061,915	0.3
20,300	Kearny Financial Corp./MD	268,975	0.0
22,837	Kinsale Capital Group, Inc.	5,432,694	0.8
26,000	KKR Real Estate Finance Trust, Inc.	541,580	0.1
39,700	Ladder Capital Corp.	476,003	0.1
68,316	Lazard Ltd.	2,980,627	0.4
7,700	Luther Burbank Corp.	108,108	0.0
800	Merchants Bancorp/IN	37,864	0.0
6,100	Meta Financial Group, Inc.	363,926	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
2,400 (2)	Metropolitan Bank Holding Corp.	$255,672	0.0
83,600	MFA Financial, Inc.	381,216	0.1
33,800	MGIC Investment Corp.	487,396	0.1
2,000	Mid Penn Bancorp, Inc.	63,480	0.0
45,274	Moelis & Co.	2,830,078	0.4
9,763	Morningstar, Inc.	3,338,848	0.5
22,800 (2)	Mr Cooper Group, Inc.	948,708	0.1
800	MVB Financial Corp.	33,216	0.0
57,900	Navient Corp.	1,228,638	0.2
7,700	Nelnet, Inc.	752,136	0.1
22,800 (2)	NMI Holdings, Inc.	498,180	0.1
51,900	OceanFirst Financial Corp.	1,152,180	0.2
19,400	Old National Bancorp.	351,528	0.1
11,200 (2)	Oportun Financial Corp.	226,800	0.0
2,500	Origin Bancorp, Inc.	107,300	0.0
15,525	PacWest Bancorp	701,264	0.1
4,600	Peapack-Gladstone Financial Corp.	162,840	0.0
3,400	Peoples Bancorp., Inc.	108,154	0.0
3,300	Piper Sandler Cos	589,083	0.1
19,100	Popular, Inc.	1,566,964	0.2
21,800	PROG Holdings, Inc.	983,398	0.1
16,100	Provident Bancorp, Inc.	299,460	0.1
49,300	Provident Financial Services, Inc.	1,194,046	0.2
2,000	QCR Holdings, Inc.	112,000	0.0
43,600	Radian Group, Inc.	921,268	0.1
3,300	RBB Bancorp	86,460	0.0
17,200	Ready Capital Corp.	268,836	0.0
59,900	Redwood Trust, Inc.	790,081	0.1
1,300	Republic Bancorp., Inc.	66,092	0.0
39,149	RLI Corp.	4,388,603	0.6
6,500	Selective Insurance Group	532,610	0.1
2,000	Sierra Bancorp.	54,300	0.0
14,932	Signature Bank	4,830,054	0.7
7,200	SmartFinancial, Inc.	196,992	0.0
79,781	StepStone Group, Inc.	3,316,496	0.5
16,000	Sterling Bancorp	412,640	0.1
18,100	Stewart Information Services Corp.	1,443,113	0.2
11,750	Stifel Financial Corp.	827,435	0.1
14,300	Synovus Financial Corp.	684,541	0.1
33,000	TPG RE Finance Trust, Inc.	406,560	0.1
49,300	Umpqua Holdings Corp.	948,532	0.1
11,000	United Community Banks, Inc./GA	395,340	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
45,500	Valley National Bancorp	$625,625	0.1
14,200	Veritex Holdings, Inc.	564,876	0.1
2,925	Virtus Investment Partners, Inc.	869,018	0.1
12,400	Walker & Dunlop, Inc.	1,870,912	0.3
42,482	Western Alliance Bancorp.	4,573,187	0.7
45,736	Wintrust Financial Corp.	4,153,744	0.6
25,900	Zions Bancorp NA	1,635,844	0.2
		115,803,123	16.9
	Health Care: 15.4%
406 (1)(2)	2seventy bio, Inc.	10,406	0.0
88,600 (2)	AdaptHealth Corp.	2,167,156	0.3
5,900 (2)	Adaptive Biotechnologies Corp.	165,554	0.0
121,551 (2)	Agiliti, Inc.	2,815,121	0.4
233,000 (2)	Akebia Therapeutics, Inc.	526,580	0.1
16,800 (2)	Alector, Inc.	346,920	0.1
16,400 (2)	Allogene Therapeutics, Inc.	244,688	0.0
47,800 (2)	Allscripts Healthcare Solutions, Inc.	881,910	0.1
22,800 (2)	Alphatec Holdings, Inc.	260,604	0.0
156,600 (2)	Amicus Therapeutics, Inc.	1,808,730	0.3
10,600 (2)	AMN Healthcare Services, Inc.	1,296,698	0.2
44,200 (2)	AnaptysBio, Inc.	1,535,950	0.2
27,000 (2)	Angion Biomedica Corp.	78,300	0.0
17,400 (2)	Apyx Medical Corp.	223,068	0.0
7,100 (2)	Arena Pharmaceuticals, Inc.	659,874	0.1
17,800 (2)	Arrowhead Pharmaceuticals, Inc.	1,180,140	0.2
700 (2)	Arvinas, Inc.	57,498	0.0
3,200 (2)	Atara Biotherapeutics, Inc.	50,432	0.0
30,500 (1)(2)	Axsome Therapeutics, Inc.	1,152,290	0.2
10,500 (2)	Berkeley Lights, Inc.	190,890	0.0
1,220 (1)(2)	Bluebird Bio, Inc.	12,188	0.0
7,300 (2)	Blueprint Medicines Corp.	781,903	0.1
10,418 (1)(2)	Bolt Biotherapeutics, Inc.	51,048	0.0
9,000 (1)(2)	Bridgebio Pharma, Inc.	150,120	0.0
9,600 (2)	Cara Therapeutics, Inc.	116,928	0.0
21,800 (2)	Cardiovascular Systems, Inc.	409,404	0.1
5,000 (2)	CareDx, Inc.	227,400	0.0
71,800 (2)	Catalyst Pharmaceuticals, Inc.	486,086	0.1
86,809 (2)	Certara, Inc.	2,467,112	0.4
7,954	Chemed Corp.	4,207,984	0.6
21,860 (2)	Chinook Therapeutics, Inc.	356,536	0.1
22,200 (2)	Coherus Biosciences, Inc.	354,312	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
133,037 (2)	Covetrus, Inc.	$2,656,749	0.4
17,800 (2)	Cross Country Healthcare, Inc.	494,128	0.1
30,200 (2)	Cutera, Inc.	1,247,864	0.2
30,926 (2)	Decibel Therapeutics, Inc.	143,806	0.0
39,510 (1)(2)	Definitive Healthcare Corp.	1,079,808	0.2
535,900 (2)	Durect Corp.	528,344	0.1
40,700 (2)	Eliem Therapeutics, Inc.	425,722	0.1
67,965	Encompass Health Corp.	4,435,396	0.6
83,312 (2)	Envista Holdings Corp.	3,754,039	0.5
42,800 (2)	Fate Therapeutics, Inc.	2,504,228	0.4
74,800 (1)(2)	Frequency Therapeutics, Inc.	383,724	0.1
4,600 (1)(2)	Gritstone bio, Inc.	59,156	0.0
15,800 (2)	Hanger, Inc.	286,454	0.0
61,390 (2)	HealthEquity, Inc.	2,715,893	0.4
4,500 (2)	Heska Corp.	821,205	0.1
21,851 (2)	ICU Medical, Inc.	5,186,116	0.8
30,500 (2)	Inogen, Inc.	1,037,000	0.2
61,800 (2)	Inozyme Pharma, Inc.	421,476	0.1
3,100 (2)	Inspire Medical Systems, Inc.	713,186	0.1
14,500 (2)	Intellia Therapeutics, Inc.	1,714,480	0.3
7,400 (2)	Intersect ENT, Inc.	202,094	0.0
18,000 (2)	Invitae Corp.	274,860	0.0
18,400 (2)	iRhythm Technologies, Inc.	2,165,496	0.3
13,500 (2)	Jounce Therapeutics, Inc.	112,725	0.0
23,500 (1)(2)	Kronos Bio, Inc.	319,365	0.0
2,300 (2)	Kura Oncology, Inc.	32,200	0.0
22,300 (2)	Kymera Therapeutics, Inc.	1,415,827	0.2
36,027 (2)	Landos Biopharma, Inc.	172,930	0.0
165,300 (2)	Lannett Co., Inc.	267,786	0.0
7,600 (2)	Lantheus Holdings, Inc.	219,564	0.0
1,700 (2)	LHC Group, Inc.	233,291	0.0
6,900 (2)	Mednax, Inc.	187,749	0.0
11,600 (2)	MeiraGTx Holdings plc	275,384	0.0
7,100 (2)	ModivCare, Inc.	1,052,859	0.2
44,267 (1)(2)	Molecular Templates, Inc.	173,527	0.0
113,300 (2)	Mustang Bio, Inc.	188,078	0.0
41,700 (2)	Myriad Genetics, Inc.	1,150,920	0.2
8,100 (2)	Natera, Inc.	756,459	0.1
5,300	National Healthcare Corp.	360,082	0.1
13,400 (2)	Natus Medical, Inc.	317,982	0.0
28,397 (2)	Neogen Corp.	1,289,508	0.2
39,800 (2)	NextGen Healthcare, Inc.	708,042	0.1
22,700 (2)	NGM Biopharmaceuticals, Inc.	402,017	0.1
38,200 (2)	NuVasive, Inc.	2,004,736	0.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
2,400 (2)	Omnicell, Inc.	$433,056	0.1
49,900 (2)	Option Care Health, Inc.	1,419,156	0.2
172,428 (2)	Ortho Clinical Diagnostics Holdings PLC	3,688,235	0.5
27,700 (2)	Orthofix Medical, Inc.	861,193	0.1
5,700 (2)	Outset Medical, Inc.	262,713	0.0
20,600	Owens & Minor, Inc.	896,100	0.1
6,600 (2)	Pacific Biosciences of California, Inc.	135,036	0.0
45,900 (2)	Personalis, Inc.	654,993	0.1
6,000	Phibro Animal Health Corp.	122,520	0.0
45,600 (2)	PMV Pharmaceuticals, Inc.	1,053,360	0.2
47,648 (2)	Progyny, Inc.	2,399,077	0.4
12,900 (2)	PTC Therapeutics, Inc.	513,807	0.1
10,400 (2)	Quanterix Corp.	440,960	0.1
1,800 (2)	Radius Health, Inc.	12,456	0.0
30,184 (2)	Rapid Micro Biosystems, Inc.	321,158	0.0
33,100 (2)	Relay Therapeutics, Inc.	1,016,501	0.2
77,500 (2)	Revance Therapeutics, Inc.	1,264,800	0.2
25,200 (1)(2)	REVOLUTION Medicines, Inc.	634,284	0.1
7,300 (2)	Sage Therapeutics, Inc.	310,542	0.0
17,300 (2)	Sarepta Therapeutics, Inc.	1,557,865	0.2
17,600 (2)	Schrodinger, Inc./United States	613,008	0.1
11,408 (1)(2)	Seer, Inc.	260,216	0.0
41,700	Select Medical Holdings Corp.	1,225,980	0.2
81,800 (1)(2)	Sera Prognostics, Inc.	561,966	0.1
21,600 (2)	SI-BONE, Inc.	479,736	0.1
22,400 (1)(2)	Spruce Biosciences, Inc.	99,904	0.0
3,900 (2)	Sutro Biopharma, Inc.	58,032	0.0
50,330 (2)	Syneos Health, Inc.	5,167,884	0.8
8,000 (2)	TCR2 Therapeutics, Inc.	37,280	0.0
33,100 (2)	Tenet Healthcare Corp.	2,703,939	0.4
4,200 (2)	Tivity Health, Inc.	111,048	0.0
49,800 (2)	Travere Therapeutics, Inc.	1,545,792	0.2
9,700 (2)	Turning Point Therapeutics, Inc.	462,690	0.1
11,200 (1)(2)	Vericel Corp.	440,160	0.1
22,500 (2)	Vir Biotechnology, Inc.	942,075	0.1
60,900 (2)	Xencor, Inc.	2,443,308	0.4
1,400 (2)	Y-mAbs Therapeutics, Inc.	22,694	0.0
14,000 (2)	Zogenix, Inc.	227,500	0.0
		105,567,109	15.4
	Industrials: 20.5%
5,500 (2)	AAR Corp.	214,665	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
55,400	ABM Industries, Inc.	$2,263,090	0.3
42,250	ACCO Brands Corp.	348,985	0.1
1,500	Advanced Drainage Systems, Inc.	204,195	0.0
51,108 (2)	Alaska Air Group, Inc.	2,662,727	0.4
3,800 (2)	Allegiant Travel Co.	710,752	0.1
57,019	Altra Industrial Motion Corp.	2,940,470	0.4
6,500	Apogee Enterprises, Inc.	312,975	0.0
37,502	Applied Industrial Technologies, Inc.	3,851,455	0.6
22,700	ArcBest Corp.	2,720,595	0.4
34,500	Argan, Inc.	1,334,805	0.2
16,200 (2)	Atkore, Inc.	1,801,278	0.3
7,200 (2)	Atlas Air Worldwide Holdings, Inc.	677,664	0.1
12,100	AZZ, Inc.	669,009	0.1
16,100	Barrett Business Services, Inc.	1,111,866	0.2
19,500 (2)	Beacon Roofing Supply, Inc.	1,118,325	0.2
22,450 (2)	Bloom Energy Corp.	492,329	0.1
5,900	Boise Cascade Co.	420,080	0.1
59,308	Brady Corp.	3,196,701	0.5
5,900	Brink’s Co.	386,863	0.1
43,818 (2)	Builders FirstSource, Inc.	3,755,641	0.5
54,165 (2)	Casella Waste Systems, Inc.	4,626,774	0.7
11,800	Columbus McKinnon Corp.	545,868	0.1
15,500	Comfort Systems USA, Inc.	1,533,570	0.2
26,200 (2)	Cornerstone Building Brands, Inc.	456,928	0.1
36,900	Costamare, Inc.	466,785	0.1
37,542	Douglas Dynamics, Inc.	1,466,391	0.2
88,223 (2)	Driven Brands Holdings, Inc.	2,966,057	0.4
5,300 (2)	Ducommun, Inc.	247,881	0.0
13,400	EMCOR Group, Inc.	1,707,026	0.3
110,327 (2)	First Advantage Corp.	2,100,626	0.3
38,455 (2)	Fluence Energy, Inc.	1,367,460	0.2
3,400	Forward Air Corp.	411,706	0.1
124,927 (2)	Gates Industrial Corp. PLC	1,987,589	0.3
25,700 (2)	GMS, Inc.	1,544,827	0.2
48,500 (2)	Great Lakes Dredge & Dock Corp.	762,420	0.1
14,300	Heidrick & Struggles International, Inc.	625,339	0.1
20,500	Herc Holdings, Inc.	3,209,275	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
26,992	MillerKnoll, Inc.	$1,057,816	0.2
196,056 (1)(2)	Hillman Solutions Corp.	2,107,602	0.3
46,480 (2)	HireRight Holdings Corp.	743,680	0.1
9,400	HNI Corp.	395,270	0.1
20,200 (2)	HUB Group, Inc.	1,701,648	0.2
79,006 (2)	IAA, Inc.	3,999,284	0.6
9,800 (2)	KAR Auction Services, Inc.	153,076	0.0
40,800	KBR, Inc.	1,942,896	0.3
6,900	Kelly Services, Inc.	115,713	0.0
10,200	Kforce, Inc.	767,244	0.1
62,845	Knight-Swift Transportation Holdings, Inc.	3,829,774	0.6
28,500	Korn Ferry	2,158,305	0.3
20,303	Landstar System, Inc.	3,634,643	0.5
38,108	Lincoln Electric Holdings, Inc.	5,314,923	0.8
21,500 (2)	Manitowoc Co., Inc./The	399,685	0.1
2,700 (2)	Masonite International Corp.	318,465	0.0
17,700 (2)	Mastec, Inc.	1,633,356	0.2
16,600 (2)	Meritor, Inc.	411,348	0.1
2,300	Moog, Inc.	186,231	0.0
10,500 (2)	MRC Global, Inc.	72,240	0.0
31,678	MSA Safety, Inc.	4,782,111	0.7
4,800	Mueller Industries, Inc.	284,928	0.0
79,500 (2)	NOW, Inc.	678,930	0.1
3,300	Powell Industries, Inc.	97,317	0.0
22,500	Primoris Services Corp.	539,550	0.1
16,000	Quanex Building Products Corp.	396,480	0.1
21,661 (2)	RBC Bearings, Inc.	4,374,872	0.6
8,300 (2)	Resideo Technologies, Inc.	216,049	0.0
37,087	Ritchie Bros Auctioneers, Inc.	2,270,095	0.3
47,800	Rush Enterprises, Inc. - Class A	2,659,592	0.4
15,600 (2)	SP Plus Corp.	440,232	0.1
39,700 (2)	Spirit Airlines, Inc.	867,445	0.1
36,600	Steelcase, Inc.	428,952	0.1
54,088 (2)	Stericycle, Inc.	3,225,808	0.5
12,500 (2)	Sterling Construction Co., Inc.	328,750	0.0
49,700	Terex Corp.	2,184,315	0.3
4,600	Tetra Tech, Inc.	781,080	0.1
46,852	Toro Co.	4,680,983	0.7
8,700 (2)	TriNet Group, Inc.	828,762	0.1
22,800 (2)	TrueBlue, Inc.	630,876	0.1
10,500	UFP Industries, Inc.	966,105	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
9,582	Unifirst Corp.	$2,016,053	0.3
1,100 (2)	Vectrus, Inc.	50,347	0.0
10,100 (2)	Veritiv Corp.	1,237,957	0.2
7,200	Wabash National Corp.	140,544	0.0
15,600	Watts Water Technologies, Inc.	3,029,052	0.4
27,000 (2)	Wesco International, Inc.	3,552,930	0.5
168,328 (2)	WillScot Mobile Mini Holdings Corp.	6,874,516	1.0
32,887	Woodward, Inc.	3,599,811	0.5
		140,328,633	20.5
	Information Technology: 12.5%
5,700 (1)(2)	3D Systems Corp.	122,778	0.0
3,000 (2)	8x8, Inc.	50,280	0.0
3,300 (2)	ACI Worldwide, Inc.	114,510	0.0
8,900	Advanced Energy Industries, Inc.	810,434	0.1
91,182 (2)	Allegro MicroSystems, Inc.	3,298,965	0.5
23,700 (2)	Alpha & Omega Co.	1,435,272	0.2
3,300 (2)	Ambarella, Inc.	669,537	0.1
39,900	Amkor Technology, Inc.	989,121	0.2
20,800 (2)	Asana, Inc.	1,550,640	0.2
17,908 (2)	Aspen Technology, Inc.	2,725,598	0.4
43,100 (2)	Avaya Holdings Corp.	853,380	0.1
17,900 (2)	Avid Technology, Inc.	583,003	0.1
23,310	Badger Meter, Inc.	2,483,914	0.4
48,400	Benchmark Electronics, Inc.	1,311,640	0.2
11,800 (2)	BigCommerce Holdings, Inc.	417,366	0.1
6,500 (2)	Blackbaud, Inc.	513,370	0.1
3,900 (2)	Blackline, Inc.	403,806	0.1
4,770 (1)(2)	BM Technologies, Inc.	43,932	0.0
17,709 (1)(2)	Cerence, Inc.	1,357,218	0.2
61,062 (2)	Clearwater Analytics Holdings, Inc.	1,403,205	0.2
20,477	CMC Materials, Inc.	3,925,236	0.6
3,766 (2)	Consensus Cloud Solutions, Inc.	217,938	0.0
11,300 (2)	Digital Turbine, Inc.	689,187	0.1
17,953 (2)	DigitalOcean Holdings, Inc.	1,442,164	0.2
5,100 (2)	Diodes, Inc.	560,031	0.1
48,945 (2)	Duck Creek Technologies, Inc.	1,473,734	0.2
88,400 (2)	eGain Corp.	882,232	0.1
39,945 (2)	Envestnet, Inc.	3,169,236	0.5
10,700 (2)	Fabrinet	1,267,629	0.2
28,745 (2)	Guidewire Software, Inc.	3,263,420	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
11,800 (2)	Ichor Holdings Ltd.	$543,154	0.1
2,900 (2)	Itron, Inc.	198,708	0.0
3,500 (2)	JFrog Ltd.	103,950	0.0
17,300 (1)(2)	Marathon Digital Holdings, Inc.	568,478	0.1
15,500	MAXIMUS, Inc.	1,234,885	0.2
375 (1)(2)	MicroStrategy, Inc.	204,184	0.0
28,400 (2)	Mimecast Ltd.	2,259,788	0.3
3,300 (2)	Model N, Inc.	99,099	0.0
27,073 (2)	nCino, Inc.	1,485,225	0.2
83,389 (2)	nLight, Inc.	1,997,167	0.3
24,854 (2)	Novanta, Inc.	4,382,506	0.6
9,200 (2)	OSI Systems, Inc.	857,440	0.1
15,700 (2)	PagerDuty, Inc.	545,575	0.1
59,377 (1)(2)	Paycor HCM, Inc.	1,710,651	0.3
9,000 (2)	PDF Solutions, Inc.	286,110	0.0
57,625	Power Integrations, Inc.	5,352,786	0.8
45,860 (2)	Q2 Holdings, Inc.	3,643,118	0.5
7,200 (2)	Rambus, Inc.	211,608	0.0
9,000 (2)	SailPoint Technologies Holding, Inc.	435,060	0.1
38,100 (2)	Sanmina Corp.	1,579,626	0.2
10,100 (2)	Scansource, Inc.	354,308	0.1
9,500 (2)	Semtech Corp.	844,835	0.1
19,100 (2)	SMART Global Holdings, Inc.	1,355,909	0.2
800 (2)	SPS Commerce, Inc.	113,880	0.0
67,200 (2)	Super Micro Computer, Inc.	2,953,440	0.4
800 (2)	Synaptics, Inc.	231,608	0.0
18,800	TTEC Holdings, Inc.	1,702,340	0.3
171,200 (2)	TTM Technologies, Inc.	2,550,880	0.4
13,900 (2)	Ultra Clean Holdings, Inc.	797,304	0.1
31,900 (2)	Unisys Corp.	656,183	0.1
8,955 (2)	Viant Technology, Inc.	86,908	0.0
39,700	Vishay Intertechnology, Inc.	868,239	0.1
17,800 (2)	Vishay Precision Group, Inc.	660,736	0.1
29,165 (2)	WEX, Inc.	4,094,474	0.6
800 (2)	Workiva, Inc.	104,392	0.0
81,400	Xperi Holding Corp.	1,539,274	0.2
70,900 (2)	Zuora, Inc.	1,324,412	0.2
		85,967,016	12.5
	Materials: 4.5%
2,900	AdvanSix, Inc.	137,025	0.0
13,100	Alcoa Corp.	780,498	0.1
46,861	Aptargroup, Inc.	5,739,535	0.8
11,700 (2)	Arconic Corp.	386,217	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
24,000	Avient Corp.	$1,342,800	0.2
3,000	Cabot Corp.	168,600	0.0
1,700 (2)	Clearwater Paper Corp.	62,339	0.0
26,500 (2)	Cleveland-Cliffs, Inc.	576,905	0.1
22,800	Commercial Metals Co.	827,412	0.1
133,330 (2)	Diversey Holdings Ltd.	1,774,622	0.3
113,073	Ecovyst, Inc.	1,157,868	0.2
24,800	Glatfelter Corp.	426,560	0.1
10,500	Greif, Inc. - Class A	633,885	0.1
14,900	HB Fuller Co.	1,206,900	0.2
10,200 (2)	Ingevity Corp.	731,340	0.1
6,700 (2)	Koppers Holdings, Inc.	209,710	0.0
9,800	Louisiana-Pacific Corp.	767,830	0.1
9,900	Minerals Technologies, Inc.	724,185	0.1
6,900	Myers Industries, Inc.	138,069	0.0
1,900	Neenah, Inc.	87,932	0.0
23,000 (2)	Orion Engineered Carbons SA	422,280	0.1
122,449	Pactiv Evergreen, Inc.	1,552,653	0.2
15,633	Quaker Chemical Corp.	3,607,784	0.5
2,700	Schnitzer Steel Industries, Inc.	140,184	0.0
32,000	Schweitzer-Mauduit International, Inc.	956,800	0.2
2,500	Sensient Technologies Corp.	250,150	0.0
56,100	SunCoke Energy, Inc.	369,699	0.1
7,100	Trinseo PLC	372,466	0.1
39,000	Tronox Holdings PLC	937,170	0.1
5,100	United States Steel Corp.	121,431	0.0
78,494	Valvoline, Inc.	2,927,041	0.4
13,400	Verso Corp.	362,068	0.1
8,900	Warrior Met Coal, Inc.	228,819	0.0
2,300	Worthington Industries, Inc.	125,718	0.0
47,300 (1)(2)	Zymergen, Inc.	316,437	0.1
		30,570,932	4.5
	Real Estate: 7.0%
2,000	Agree Realty Corp.	142,720	0.0
15,200	Alexander & Baldwin, Inc.	381,368	0.1
3,600	American Assets Trust, Inc.	135,108	0.0
61,989	American Campus Communities, Inc.	3,551,350	0.5
45,000	Apple Hospitality REIT, Inc.	726,750	0.1
29,900	Armada Hoffler Properties, Inc.	455,078	0.1
19,400	Broadstone Net Lease, Inc.	481,508	0.1
3,700	CareTrust REIT, Inc.	84,471	0.0
3,200	Centerspace	354,880	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
3,800 (2)	Chatham Lodging Trust	$52,136	0.0
31,300	City Office REIT, Inc.	617,236	0.1
2,600	Community Healthcare Trust, Inc.	122,902	0.0
11,256	Cousins Properties, Inc.	453,392	0.1
63,860	CubeSmart	3,634,272	0.5
157,866 (2)	Cushman & Wakefield PLC	3,510,940	0.5
21,200 (2)	DiamondRock Hospitality Co.	203,732	0.0
86,100 (2)	DigitalBridge Group, Inc.	717,213	0.1
28,591	EastGroup Properties, Inc.	6,514,459	1.0
10,800	Essential Properties Realty Trust, Inc.	311,364	0.1
11,475	First Industrial Realty Trust, Inc.	759,645	0.1
17,300	Four Corners Property Trust, Inc.	508,793	0.1
2,400	Getty Realty Corp.	77,016	0.0
17,100	Gladstone Commercial Corp.	440,667	0.1
3,000	Global Medical REIT, Inc.	53,250	0.0
8,300	Healthcare Realty Trust, Inc.	262,612	0.0
1,700	Highwoods Properties, Inc.	75,803	0.0
1,100	Innovative Industrial Properties, Inc.	289,201	0.0
1,053 (2)	Jones Lang LaSalle, Inc.	283,615	0.0
13,100	Kennedy-Wilson Holdings, Inc.	312,828	0.1
44,328	Kite Realty Group Trust	965,464	0.1
85,621	National Retail Properties, Inc.	4,115,801	0.6
26,700	National Storage Affiliates Trust	1,847,640	0.3
4,000	NETSTREIT Corp.	91,600	0.0
107,580	Outfront Media, Inc.	2,885,296	0.4
13,000	Phillips Edison & Co., Inc.	429,520	0.1
20,800	Physicians Realty Trust	391,664	0.1
11,200	Piedmont Office Realty Trust, Inc.	205,856	0.0
20,600	Plymouth Industrial REIT, Inc.	659,200	0.1
21,900	PotlatchDeltic Corp.	1,318,818	0.2
62,000 (2)	Realogy Holdings Corp.	1,042,220	0.2
30,700	Retail Opportunity Investments Corp.	601,720	0.1
7,000	RLJ Lodging Trust	97,510	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
2,300	RMR Group, Inc.	$79,764	0.0
29,755 (2)	Ryman Hospitality Properties	2,736,270	0.4
12,600	Sabra Healthcare REIT, Inc.	170,604	0.0
20,300	SITE Centers Corp.	321,349	0.1
31,100	STAG Industrial, Inc.	1,491,556	0.2
7,300 (2)	Summit Hotel Properties, Inc.	71,248	0.0
53,303 (2)	Sunstone Hotel Investors, Inc.	625,244	0.1
11,600	Tanger Factory Outlet Centers, Inc.	223,648	0.0
10,000	Terreno Realty Corp.	852,900	0.1
11,000	UMH Properties, Inc.	300,630	0.0
42,400 (2)	Xenia Hotels & Resorts, Inc.	767,864	0.1
		47,807,695	7.0
	Utilities: 1.8%
9,800 (1)	Brookfield Infrastructure Corp.	668,948	0.1
3,400	Chesapeake Utilities Corp.	495,754	0.1
19,100	Clearway Energy, Inc. - Class A	639,468	0.1
51,100	Clearway Energy, Inc. - Class C	1,841,133	0.3
3,300	Idacorp, Inc.	373,923	0.0
59,445	NorthWestern Corp.	3,397,876	0.5
81,557	Portland General Electric Co.	4,315,997	0.6
3,800	Southwest Gas Holdings, Inc.	266,190	0.0
53,100	Via Renewables, Inc.	606,933	0.1
5,944	Vistra Corp.	135,345	0.0
		12,741,567	1.8
	Total Common Stock (Cost $516,397,394)	662,778,680	96.6
RIGHTS: —%
	Health Care: —%
28,260 (2)(3)(4)	Aduro Biotech, Inc. - CVR	—	—
	Total Rights (Cost $—)	—	—
	Total Long-Term Investments (Cost $516,397,394)	662,778,680	96.6

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Repurchase Agreements: 1.8%
2,880,400 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,880,412, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,938,008, due 02/01/22-07/20/71)	$2,880,400	0.4
2,880,400 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $2,880,417, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $2,938,025, due 01/04/22-11/15/51)	2,880,400	0.4
994,203 (5)	Morgan Stanley, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $994,207, collateralized by various U.S. Government Agency Obligations, 2.000%-8.000%, Market Value plus accrued interest $1,014,087, due 11/01/22-01/01/52)	994,203	0.2
2,880,410 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,880,422, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,938,018, due 05/15/22-12/01/51)	2,880,410	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,522,120 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $2,522,135, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,572,576, due 07/15/23-02/15/48)	$2,522,120	0.4
	Total Repurchase Agreements (Cost $12,157,533)	12,157,533	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
23,165,576 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $23,165,576)	23,165,576	3.4
	Total Short-Term Investments (Cost $35,323,109)	35,323,109	5.2
	Total Investments in Securities (Cost $551,720,503)	$698,101,789	101.8
	Liabilities in Excess of Other Assets	(12,529,533)	(1.8)
	Net Assets	$685,572,256	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$662,778,680	$—	$—	$662,778,680
Rights	—	—	—	—
Short-Term Investments	23,165,576	12,157,533	—	35,323,109
Total Investments, at fair value	$685,944,256	$12,157,533	$—	$698,101,789
Other Financial Instruments+
Futures	191,296	—	—	191,296
Total Assets	$686,135,552	$12,157,533	$—	$698,293,085

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, VY® JPMorgan Small Cap Core Equity Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
		$—	$—
At December 31, 2021, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	96	03/18/22	$10,765,440	$191,296
			$10,765,440	$191,296
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$191,296
Total Asset Derivatives		$191,296

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2021 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$516,896
Total	$516,896
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$207,686
Total	$207,686
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $557,321,240.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$176,075,554
Gross Unrealized Depreciation	(35,103,710)
Net Unrealized Appreciation	$140,971,844
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Income Portfolio
Class ADV	NII	$0.2188
Class I	NII	$0.2817
Class S	NII	$0.2542
Class S2	NII	$0.2310
Voya High Yield Portfolio
Class ADV	NII	$0.4554
Class I	NII	$0.5154
Class S	NII	$0.4902
Class S2	NII	$0.4759
All Classes	ROC	$0.0171
Voya Large Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class R6	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.9851
All Classes	LTCG	$3.6522
Voya Large Cap Value Portfolio
Class ADV	NII	$0.2214
Class I	NII	$0.3033
Class R6	NII	$0.3038
Class S	NII	$0.2733
Class S2	NII	$0.2524
All Classes	STCG	$0.0305
All Classes	LTCG	$0.1539
Portfolio Name	Type	Per Share Amount
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.1054
Class I	NII	$0.1686
Class S	NII	$0.1442
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1148
Class I	NII	$0.2263
Class P2	NII	$0.2263
Class S	NII	$0.1767
Class S2	NII	$0.1468
All Classes	STCG	$0.0239
All Classes	LTCG	$1.9994
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.5667
Class I	NII	$0.7178
Class S	NII	$0.6738
Class S2	NII	$0.6016
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0802
Class R6	NII	$0.0802
Class S	NII	$0.0379
Class S2	NII	$0.0112
All Classes	STCG	$0.2357
All Classes	LTCG	$0.7796

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Income Portfolio	36.33%
Voya Large Cap Growth Portfolio	17.90%
Voya Large Cap Value Portfolio	20.14%
Voya U.S. Stock Index Portfolio	99.45%
VY® JPMorgan Small Cap Core Equity Portfolio	56.10%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large Cap Growth Portfolio	$908,624,514
Voya Large Cap Value Portfolio	12,725,651
Voya U.S. Stock Index Portfolio	724,907,681
VY® JPMorgan Small Cap Core Equity Portfolio	25,513,173
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposals:
1
At this meeting, a proposal was submitted to approve a change in the sub-classification under the Investment Company Act of 1940, as amended, of their respective Portfolio from “diversified” to “non-diversified”, including the elimination of the related fundamental investment restriction.

2
At this meeting, a proposal was submitted to approve Voya Investments, LLC, in its capacity as Voya Large Cap Growth Portfolio investment adviser, to hire and replace sub-advisers and modify sub-advisory agreements, with the approval of the Board of Voya Large Cap Growth Portfolio, but without obtaining shareholder approval.

A shareholder meeting of Voya Large Cap Growth Portfolio was held virtually on October 7, 2021.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Large Cap Growth Portfolio	1*	148,551,345.477	19,020,067.419	18,399,400.820	0.000	185,970,813.716
	2*	150,248,238.141	19,687,612.526	16,034,963.049	0.000	185,970,813.716

*
Proposal Passed

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March
2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 –
Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present) and Voya Funds Services, LLC (March 2006 –
Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, CBRE Clarion Securities LLC and JPMorgan Investment Management, Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and a Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category(except for Voya U.S. Stock Index Portfolio, as discussed below) and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. In addition, the Board considered Voya Limited Maturity Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
In assessing the investment management and sub-advisory relationships, with respect to Voya U.S. Stock Index Portfolio, which seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Advisers.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of Voya High Yield Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses Voya U.S. Stock Index Portfolio for other Portfolio-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and five-year periods and underperformed for the three-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its
Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year period, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Portfolio’s performance during certain periods; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year period, and the fourth quintile for the one-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Portfolio outperformed its performance peer group average for all periods presented; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting, and legal services, to the Portfolio, pursuant to the Portfolio’s Unified Fee Structure.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and Management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding its belief that the Portfolio’s pricing is competitive; and (2) management’s presentations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting, and legal services, to the Portfolio, pursuant to the Portfolio’s Unified Fee Structure.
VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year period, the third quintile for the three-year and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the three-year period, the third quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection, sector allocation and market biases on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s net expense ratio; and (2) management’s presentations regarding the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting, and legal services, to the Portfolio, pursuant to the Portfolio’s Unified Fee Structure.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2   (1221-022422)

Annual Report

December 31, 2021
Voya Investors Trust		Voya Variable Insurance Trust
■	VY® BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■	VY® BrandywineGLOBAL — Bond Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come

Dear Shareholder,

The 12-month period ended December 31, 2021, marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.

The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.

The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2022

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index”)	A market index comprised of all U.S. Treasury Inflation Linked Securities.

2

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

VVY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 5.25% compared to the Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index” or “TIPS”) which returned 5.96% for the same period.

Portfolio Specifics: The Portfolio was broadly positioned for a risk-on, reflationary environment entering 2021. The Portfolio’s tactical underweight positions in U.S. treasury inflation protected securities detracted from performance as heightened inflation prints and concerns of prolonged inflation pushed real rates lower across the curve. This triggered a significant rally in US real rates, especially in the second quarter. The Portfolio’s outright short in UK breakevens also detracted from performance as inflation expectations in the UK rose significantly over 2021. This was materially exacerbated in late third quarter as the acute energy shortage in the UK caused a material spike in front-end breakevens. Against a similar backdrop, persistent upside surprises in European inflation data fueled a sizeable expansion in EU inflation expectations that hurt the Portfolio’s short in Germany breakevens.

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)
U.S. Treasury Obligations	50.8%
Corporate Bonds/Notes	26.7%
U.S. Government Agency Obligations	9.8%
Commercial Mortgage-Backed Securities	4.5%
Sovereign Bonds	2.3%
Asset-Backed Securities	2.0%
Certificates of Deposit	1.8%
Purchased Options	0.4%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio’s relative value positions between U.S. vs. EU breakevens detracted from performance. Our tactical interest rate volatility positions erased their gains from the first half of the year and the third quarter as interest rate volatility increased over November and December. Our structural underweight in U.S. nominal rates was the most notable contributor to performance over the year. Hawkish comments from the U.S. Federal Reserve Board (the “Fed”) brought forward market participants’ timeline on the tapering of asset purchase program and rate hike projections, triggering a significant repricing in the rates market. Our tactical positions in Italy, Spain, and New Zealand breakevens further pared some of the underperformance. The Portfolio also benefitted from overweight allocations in agency mortgages, investment grade credit, and securitized assets.

Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.4%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	3.3%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	3.0%
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/30	2.9%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/30	2.8%
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/31	2.7%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/31	2.4%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	2.3%
United States Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	2.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/45	2.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Market Overview: The global markets in 2021 were influenced by the COVID-19 pandemic and geopolitical uncertainty. The year started with a reflationary outlook and increased expectations for stronger growth as interest rates moved higher and spread sectors moved marginally tighter. A few key events led to the rise in yields throughout January and February, in our view. Notably, the vaccine rollout that had accelerated, and the passing of the $1.9 trillion fiscal stimulus package with the potential of more infrastructure stimulus in the coming months. The significant pick-up in government bond yields rattled investors’ confidence as the market pulled forward its estimate on when the Fed would start lifting rates, but the Fed remained dovish for much of 2021 which kept interest rates in the long end of the curve anchored along with general demand from pensions funds. Inflation expectations moved higher over this period given the strong risk sentiment. As we moved into the summer, COVID-19 was not as much of a risk in the market given the vaccination progress and the economy continued to reopen. Spread sectors continued to perform well given this optimism and the curve flattened as inflation moved higher and continued to price in a more hawkish Fed. Risk assts remained resilient for much of the rest of the year but wobbled around concerns stemming from the Delta and Omicron variants and their risks to the economy and slowing growth in China. Late in the year the Fed became even more hawkish to combat higher inflation announcing it was doubling the pace of tapering to end in March and signaling three rate hikes in 2022. Overall, the consumer was extremely healthy in 2021, the employment picture continued to improve with record numbers of jobs added and inflation was running at elevated levels. Inflation prints in Europe and the UK surpassed consensus expectations over the period, pointing toward a steady increase in price levels, in our opinion. In December, the Bank of England (“BoE”) became one of the first major central banks to raise interest rates to 0.25% since the pandemic.

Current Strategy and Outlook: U.S.: In our view, the sharp hawkish pivot from the Fed in late 2021 will result in a bearish shift and significant repricing in the rates market. We believe by increasing the pace of taper and pulling forward rate hikes,

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

the Fed’s hawkish pivot will likely exert pressure on duration-sensitive assets and push yields higher across the curve. We believe the Fed indicated the shift in policy as warranted given incoming data on wages, inflation, and employment, all of which suggested that the economy was rapidly closing in on full employment, and inflationary pressures were proving more persistent than expected. The Fed now sees the inflation side of its dual mandate as being met and is now priming the market for rate hikes to reach maximum employment. In our view, the Fed has established a degree of distinction between short-run and long-run maximum employment and, as a result, could lift off from the zero-lower bound before participation has fully rebounded. We expect three 25 bps rate hikes in 2022, with the first one coming in March.

On the inflation front, CPI data in the fourth quarter continued to be strong, in our view. Details showed that the price level in reopening sensitive categories regained some traction partly due to the holiday season. In the meantime, core components, such as Rents and Owners’ Equivalent Rent, continued to strengthen. We believe inflation to be sticky and above the pre-pandemic trend level for the near to medium term, driven primarily by lingering supply chain issues and higher goods prices through 2022. We see the firming of the core components are likely to account for a more significant portion of inflation in the upcoming months before the strong base effects kick in and push inflation lower. Our current forecasts have headline CPI peaking in the first quarter of 2022 at approximately 7% year-over-year and core at approximately 6.4% year-over-year. By year-end 2022, we believe that the headline CPI will likely move lower but remain elevated at approximately 3% year-over-year, with core CPI at approximately 3.8% year-over-year.

Europe (incl. UK) — We view the near-term policy path as well communicated by the European Central Bank (“ECB”), with asset purchases lasting at the very minimum to the end of 2022. We believe that this helps balance the uncertainty around the longer-term policy path from 2023 onwards. At the December ECB meeting, President Lagarde announced a step-by-step reduction of monetary policy stimulus, and the reduction plan is similar to the our base case. In our opinion, the added ability to reactivate the Pandemic Emergency Purchase Program provides a dovish touch to the otherwise hawkish narrative, as funds can be diverted to any EU country or asset classes as needed.

We view that the ECB’s guidance on inflation (approximately 1.8% from the second quarter of 2023 to the fourth quarter of 2024) provides a high bar for rate hikes before the end of 2023 due to bullish underlying assumptions on medium-term wages and GDP growth. We think the current price momentum is unlikely to fade quickly, especially if Omicron variant restrictions exacerbate supply-chain disruptions. With gas and oil prices surging in December, we believe energy inflation will likely push headline inflation higher in the short term. We forecast inflation to moderate into the second half of 2022, with the EU inflation rate below 2% year-over-year by the end of 2022.

In the UK, the spread of the Omicron variant elevated the uncertainty concerning the country’s economic outlook. Despite this, the BoE surprise 15 basis points (0.15%) hike in December highlighted the Bank’s greater emphasis on labor market tightness and inflationary pressures. We see the probability for further tightening in 2022 as significant. However, we do not think the BoE has a solid case to lift rates above 0.75% by year-end 2022. By then, in our opinion, we see inflation is likely to decline as the recent monetary tightening makes its way through the economy, and the expansionary fiscal policy gradually rolls off.

In Japan — In December, the Bank of Japan (“BoJ”) maintained its current easing policies centered around yield curve controls, as expected, in our view. However, the BoJ did note that inflation expectations have picked up, suggesting the Bank is actively monitoring the possibility that the recent price increase will lead to a self-fulfilling acceleration of inflation and subsequent upward revisions. The latest BoJ Tankan showed the 1-year inflation outlook of enterprises strengthened to a multi-year high at approximately 1.1% year over year in December. In the near term, in our view, we see the recent pick-up in price momentum as likely to provide a brief positive inflationary backdrop. We believe the higher import prices for energy and food, exacerbated by the Yen’s depreciation, hold the potential to push the core CPI towards the BoJ’s 2% year-over-year target. However, we expect the BoJ to stick with its current monetary easing through 2022, assuming the acceleration of CPI inflation driven by supply-side constraints and higher energy prices will be transitory. We expect core CPI to likely peak in the first quarter of 2022 and weaken after that. To sustain a higher level of inflation, we believe it is essential to induce a higher level of labor productivity alongside dovish monetary policy. Any sustained inflation will need robust growth in fundamental economic components (i.e., wage inflation). Otherwise, in our opinion, inflation will likely remain fleeting.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	4.54%	4.40%	2.05%
Class I	5.25%	5.02%	2.66%
Class S	4.94%	4.77%	2.41%
TIPS	5.96%	5.34%	3.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of December 31, 2021
(as a percentage of net assets)

U.S. Treasury Obligations	49.8%
Corporate Bonds/Notes	25.9%
U.S. Government Agency Obligations	17.0%
Commercial Mortgage-Backed Securities	4.8%
Collateralized Mortgage Obligations	0.5%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2021, the Portfolio’s shares provided a total return of 1.15% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -1.54% for the same period.

Portfolio Specifics — We maintained an underweight duration position versus the Bloomberg U.S. Aggregate Bond for the full calendar year in 2021. We felt that interest rates had the potential to rise as the economy re-opened and normalized and we wanted to minimize interest rate sensitivity in the Portfolio. This underweight positioning was the primary driver of both absolute and relative returns for the full calendar year as rates moved higher during the year. However, the move higher in rates was not linear as U.S. rates increased in the first few months of the year, declined in the summer months, and then moved higher again to finish the calendar year.

We began the year with a significant underweight in U.S. treasury duration which included a short exposure to longer dated U.S. treasuries. This positioning contributed to significant outperformance during the first quarter of the year as rates moved significantly higher. The short exposure was used as an offset to the duration of our corporate credit positions, with an aim to reduce interest sensitivity of the Portfolio. As rates declined in the summer months and began to move higher in the fall, our macro outlook shifted, and we modestly increased U.S. treasury duration and closed our short treasury position.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

United States Treasury Floating Rate Note, 0.140%, 10/31/22	18.6%
United States Treasury Floating Rate Note, 0.134%, 01/31/23	15.1%
Federal Home Loan Banks, 0.125%, 03/17/23	8.5%
Freddie Mac, 0.375%, 05/05/23	8.5%
United States Treasury Floating Rate Note, 0.140%, 07/31/22	7.7%
United States Treasury Bond, 2.000%, 08/15/51	4.1%
FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/45	2.8%
Marathon Oil Corp., 6.600%, 10/01/37	2.4%
United States Treasury Bond, 1.875%, 11/15/51	2.2%
United States Treasury Floating Rate Note, 0.119%, 04/30/23	2.1%

Portfolio holdings are subject to change daily.

Our investment grade corporate credit exposures contributed to performance in 2021 but we continued to reduce exposure to this sector throughout the year due to rich valuations. Corporate credit spreads are close to all time highs and we tend to exit the sector when spreads tighten. We finished the year with approximately one year of corporate credit duration exposure which is down from a high of over four years in calendar year 2020.

Current Strategy and Outlook: Our outlook for 2022 remains constructive for growth in the U.S. and Globally. We expect global markets to move from a recovery phase to an expansion phase with the U.S. leading and China lagging from a growth perspective. We are closely monitoring a number of important macro considerations as we move into the new year. A few of the key areas of focus will be on household savings, bank lending, inflation, global monetary policy, and the continuing COVID-19 pandemic. We are maintaining an underweight duration position to protect against the potential of a further rise in rates.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

6

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL - Bond Portfolio	1.15%	5.78%	4.62%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL - Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,034.10	1.18%	$6.05	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	1,036.70	0.58	2.98	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,035.70	0.83	4.26	1,000.00	1,021.02	0.83	4.23

VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$998.30	0.58%	$2.92	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2022

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$319,111,129	$337,265,517
Short-term investments at fair value†	25,893,895	5,134,368
Cash collateral for futures contracts	—	480,927
Cash pledged for centrally cleared swaps (Note 2)	4,179,490	—
Cash pledged as collateral for OTC derivatives (Note 2)	360,000	—
Foreign currencies at value‡	621,216	—
Receivables:
Investment securities sold	1,701,739	—
Investment securities sold on a delayed-delivery or when-issued basis	15,969,709	—
Fund shares sold	667,717	100,930
Dividends	173	136
Interest	1,142,898	817,590
Unrealized appreciation on forward foreign currency contracts	114,662	—
Unrealized appreciation on OTC swap agreements	1,463,650	—
Prepaid expenses	27	28
Other assets	18,983	6,467
Total assets	371,245,288	343,805,963

LIABILITIES:
Payable for investment securities purchased	2,051,836	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	40,384,957	—
Payable for fund shares redeemed	62,082	128,419
Unrealized depreciation on forward foreign currency contracts	43,132	—
Unrealized depreciation on OTC swap agreements	180,826	—
Variation margin payable on centrally cleared swaps	153,258	—
Variation margin payable on futures contracts	192,922	75,224
Cash received as collateral for OTC derivatives (Note 2)	1,532,000	—
Payable for investment management fees	131,574	178,142
Payable for distribution and shareholder service fees	64,770	—
Payable to trustees under the deferred compensation plan (Note 6)	18,983	6,467
Payable for trustee fees	1,543	1,691
Other accrued expenses and liabilities	100,854	87,053
Written options, at fair valueˆ	1,685,413	—
Total liabilities	46,604,150	476,996
NET ASSETS	$324,641,138	$343,328,967

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$362,024,315	$321,276,107
Total distributable earnings (loss)	(37,383,177)	22,052,860
NET ASSETS	$324,641,138	$343,328,967

* Cost of investments in securities	$301,545,535	$332,305,058
† Cost of short-term investments	$26,000,285	$5,134,368
‡ Cost of foreign currencies	$614,657	$—
^ Premiums received on written options	$1,729,882	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$56,856,802	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,411,724	n/a
Net asset value and redemption price per share	$10.51	n/a

Class I
Net assets	$94,962,489	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,683,399	n/a
Net asset value and redemption price per share	$10.94	n/a

Class S
Net assets	$172,821,847	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	15,933,497	n/a
Net asset value and redemption price per share	$10.85	n/a

Portfolio(1)
Net assets	n/a	$343,328,967
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	30,601,792
Net asset value and redemption price per share	n/a	$11.22

(1)	Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$2,257	$2,339
Interest, net of foreign taxes withheld*	10,228,729 (1)	4,797,971
Total investment income	10,230,986	4,800,310
EXPENSES:
Investment management fees	1,642,904	1,690,421
Distribution and shareholder service fees:
Class ADV	301,871	—
Class S	407,397	—
Transfer agent fees:	—	1,762
Class ADV	13,273	—
Class I	25,146	—
Class S	42,989	—
Shareholder reporting expense	12,211	1,930
Registration fees	—	5,169
Professional fees	51,081	51,072
Custody and accounting expense	111,120	58,690
Trustee fees	12,343	13,523
Miscellaneous expense	10,063	6,276
Interest expense	156	—
Total expenses	2,630,554	1,828,843
Recouped/(Waived and reimbursed fees)	(134,225)	138,785
Net expenses	2,496,329	1,967,628
Net investment income	7,734,657	2,832,682
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,941,094	9,687,393
Forward foreign currency contracts	486,557	—
Foreign currency related transactions	31,580	—
Futures	(340,900)	5,033,822
Swaps	2,067,768	—
Written options	368,489	—
Net realized gain	9,554,588	14,721,215
Net change in unrealized appreciation (depreciation) on:
Investments	(8,006,328)	(13,348,508)
Forward foreign currency contracts	308,830	—
Foreign currency related transactions	4,914	—
Futures	(304,458)	(453,656)
Swaps	5,651,419	—
Written options	(171,019)	—
Net change in unrealized appreciation (depreciation)	(2,516,642)	(13,802,164)
Net realized and unrealized gain	7,037,946	919,051
Increase in net assets resulting from operations	$14,772,603	$3,751,733

* Foreign taxes withheld	$159	$—

(1)	Includes net inflationary and deflationary adjustments. See Note 2 of the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$7,734,657	$2,498,353	$2,832,682	$5,435,938
Net realized gain	9,554,588	8,870,565	14,721,215	21,289,037
Net change in unrealized appreciation (depreciation)	(2,516,642)	18,038,735	(13,802,164)	18,184,526
Increase in net assets resulting from operations	14,772,603	29,407,653	3,751,733	44,909,501

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(27,082,394)	(7,776,746)
Class ADV	(1,140,854)	(369,573)	—	—
Class I	(2,600,461)	(1,038,565)	—	—
Class S	(4,058,689)	(1,464,646)	—	—
Return of capital:
Class ADV	—	(258,130)	—	—
Class I	—	(465,220)	—	—
Class S	—	(834,668)	—	—
Total distributions	(7,800,004)	(4,430,802)	(27,082,394)	(7,776,746)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,578,121	59,965,213	86,294,017	216,779,069
Reinvestment of distributions	7,796,663	4,430,802	27,082,394	7,776,746
	91,374,784	64,396,015	113,376,411	224,555,815
Cost of shares redeemed	(73,208,287)	(67,828,595)	(65,382,155)	(125,915,207)
Net increase (decrease) in net assets resulting from capital share transactions	18,166,497	(3,432,580)	47,994,256	98,640,608
Net increase in net assets	25,139,096	21,544,271	24,663,595	135,773,363

NET ASSETS:
Beginning of year or period	299,502,042	277,957,771	318,665,372	182,892,009
End of year or period	$324,641,138	$299,502,042	$343,328,967	$318,665,372

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-21	10.28	0.22	•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
Class I
12-31-21	10.68	0.30	•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
Class S
12-31-21	10.60	0.26	•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
VY® BrandywineGLOBAL- Bond Portfolio
12-31-21	12.03	0.10	•	0.04	0.14	0.19	0.76	—	0.95	—	11.22	1.15	0.54	0.58	0.58	0.84	343,329	57
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s

International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2021, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $2,954,576 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC interest rate swaps were they to be unwound as of December 31, 2021. At December 31, 2021, BlackRock Inflation Protected Bond had received $1,532,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2021, BlackRock Inflation Protected Bond had a liability position of $1,907,512 on forward foreign currency contracts, OTC written options and OTC interest rate swaps with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2021, the Portfolio could have been required to pay this amount in cash to its counterparties. At

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2021, BlackRock Inflation Protected Bond pledged $360,000 in cash collateral for its open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2021, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2021, BlackRock Inflation Protected Bond had average contract amounts of $9,640,310 and $19,245,263 on forward foreign currency contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2021.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2021, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended December 31, 2021, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$79,136,617	$61,341,819
Bond Portfolio	7,687,875	30,842,961

Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2021.

At December 31, 2021, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $803,000 as collateral for open futures contracts.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2021, BlackRock Inflation Protected Bond had purchased and written exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $16,852,631 and $14,381,614, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2021.

During the year ended December 31, 2021, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $54,319,339 and $165,509,755, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2021.

During the year ended December 31, 2021, BlackRock Inflation Protected Bond had purchased foreign currency options to manage its foreign exchange exposure. BlackRock Inflation Protected Bond had an average notional value of $737,016 on purchased foreign currency options. There were no open purchased foreign currency options at December 31, 2021.

During the year ended December 31, 2021, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to gain exposure to interest rates and generate income as disclosed below. There were no open purchased and written inflation rate caps at December 31, 2021.

	Purchased	Written
Inflation rate caps	$17,550,000	$17,550,000

K.   Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2021, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $45,160,273.

For the year ended December 31, 2021, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amount on short interest rate swaps for BlackRock Inflation Protected Bond was $68,218,687.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2021.

At December 31, 2021, BlackRock Inflation Protected Bond pledged $4,179,490 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2021, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $32,652,765.

For the year ended December 31, 2021, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $155,507,184.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2021.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$176,565,308	$154,620,082
Bond Portfolio	47,788,323	128,273,576

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$319,665,746	$313,583,977
Bond Portfolio	181,419,531	58,451,263

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	Effective September 1, 2021, the Investment Adviser has contractually agreed to waive 0.05% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. Prior to September 1, 2021, the management fee waiver was 0.04%.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	18.47%
Voya Solution 2025 Portfolio	Bond Portfolio	17.70
Voya Solution 2035 Portfolio	Bond Portfolio	7.86
Voya Solution Income Portfolio	Bond Portfolio	11.46

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$79,957
Bond Portfolio	—

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
	December 31,
Portfolio	2022	2023	2024	Total
Bond Portfolio	$46,992	$—	$—	$46,992

The Expense Limitation Agreements are contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2021.

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	2	$2,146,500	1.31%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2021	1,290,830	—	109,761	(597,143)	803,448	13,417,739	—	1,140,854	(6,152,184)	8,406,409
12/31/2020	577,915	—	63,818	(796,757)	(155,024)	5,686,844	—	627,703	(7,736,821)	(1,422,274)
Class I
12/31/2021	3,024,968	—	240,645	(3,264,739)	874	32,490,424	—	2,597,120	(35,144,233)	(56,689)
12/31/2020	3,301,547	—	146,726	(3,843,806)	(395,533)	33,787,048	—	1,503,785	(38,878,240)	(3,587,407)
Class S
12/31/2021	3,522,483	—	378,853	(3,005,965)	895,371	37,669,958	—	4,058,689	(31,911,870)	9,816,777
12/31/2020	2,037,324	—	225,742	(2,105,881)	157,185	20,491,321	—	2,299,314	(21,213,534)	1,577,101
Bond Portfolio
12/31/2021	7,344,730	—	2,407,324	(5,631,258)	4,120,796	86,294,017	—	27,082,394	(65,382,155)	47,994,256
12/31/2020	19,460,953	—	684,573	(11,060,737)	9,084,789	216,779,069	—	7,776,746	(125,915,207)	98,640,608

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2021, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, capital loss carryforwards, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Return of Capital
BlackRock Inflation Protected Bond	$7,800,004	$—	$2,872,784	$1,558,018
Bond Portfolio	24,050,464	3,031,930	7,776,746	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2021 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable
	Income	Capital Gain	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
BlackRock Inflation Protected Bond	$514,798	$—	$24,935,546	$(1,477,247)	Short-term	None	$(779,238)	$(37,383,177)
				(60,577,036)	Long-term	None
				$(62,054,283)
Bond Portfolio	11,931,574	5,175,566	4,960,459	$—	—	—	(14,739)	22,052,860

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2021, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0313	February 1, 2022	January 28, 2022
Class I	$0.0365	February 1, 2022	January 28, 2022
Class S	$0.0343	February 1, 2022	January 28, 2022

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 26.7%
		Basic Materials: 0.8%
45,000		Air Products and Chemicals, Inc., 2.800%, 05/15/2050	$46,237	0.0
200,000	(1)	Corp Nacional del Cobre de Chile, 3.750%, 01/15/2031	213,360	0.1
246,000		DuPont de Nemours, Inc., 4.493%, 11/15/2025	272,037	0.1
4,000		Ecolab, Inc., 2.700%, 12/15/2051	3,937	0.0
81,000		Ecolab, Inc., 2.750%, 08/18/2055	79,722	0.0
746,000	(1)	Georgia-Pacific LLC, 0.625%, 05/15/2024	736,637	0.2
371,000	(1)	Glencore Funding LLC, 2.500%, 09/01/2030	359,719	0.1
51,000		LYB International Finance III LLC, 4.200%, 05/01/2050	59,104	0.0
200,000	(1)	MEGlobal Canada ULC, 5.875%, 05/18/2030	242,875	0.1
222,000	(1)	Orbia Advance Corp. SAB de CV, 1.875%, 05/11/2026	218,991	0.1
213,000	(1)	Suzano Austria GmbH, 5.750%, 07/14/2026	243,409	0.1
71,000		Westlake Chemical Corp., 3.375%, 08/15/2061	67,919	0.0
			2,543,947	0.8

		Communications: 2.9%
33,000		AT&T, Inc., 1.650%, 02/01/2028	32,330	0.0
33,000		AT&T, Inc., 2.250%, 02/01/2032	31,924	0.0
249,000		AT&T, Inc., 3.100%, 02/01/2043	242,574	0.1
355,000		AT&T, Inc., 3.300%, 02/01/2052	348,652	0.1
32,000		AT&T, Inc., 3.500%, 06/01/2041	32,958	0.0
142,000		AT&T, Inc., 3.800%, 12/01/2057	148,168	0.1
348,000		AT&T, Inc., 4.300%, 02/15/2030	392,074	0.1
430,000		AT&T, Inc., 4.350%, 03/01/2029	483,416	0.2
28,000		AT&T, Inc., 4.500%, 05/15/2035	32,397	0.0
120,000		AT&T, Inc., 5.150%, 02/15/2050	153,695	0.1
200,000	(1)	Bharti Airtel Ltd., 3.250%, 06/03/2031	202,431	0.1
99,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	95,618	0.0
728,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 5.750%, 04/01/2048	909,909	0.3
223,000		Comcast Corp., 2.450%, 08/15/2052	200,269	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
499,000		Comcast Corp., 3.400%, 04/01/2030	$545,143	0.2
395,000		Comcast Corp., 4.150%, 10/15/2028	448,700	0.1
98,000		Comcast Corp., 4.600%, 10/15/2038	119,121	0.0
83,000	(1)	Cox Communications, Inc., 3.600%, 06/15/2051	87,130	0.0
74,000		eBay, Inc., 1.400%, 05/10/2026	72,936	0.0
31,000		Expedia Group, Inc., 3.250%, 02/15/2030	31,669	0.0
483,000		Motorola Solutions, Inc., 2.750%, 05/24/2031	484,374	0.2
15,000	(1)	T-Mobile USA, Inc., 3.400%, 10/15/2052	14,959	0.0
1,124,000		T-Mobile USA, Inc., 3.750%, 04/15/2027	1,217,743	0.4
1,051,000		Verizon Communications, Inc., 2.100%, 03/22/2028	1,053,767	0.3
929,000	(1)	Verizon Communications, Inc., 2.355%, 03/15/2032	916,420	0.3
137,000		Verizon Communications, Inc., 3.550%, 03/22/2051	147,877	0.0
500,000		Verizon Communications, Inc., 4.400%, 11/01/2034	583,298	0.2
102,000		ViacomCBS, Inc., 4.375%, 03/15/2043	116,308	0.0
111,000		Vodafone Group PLC, 4.250%, 09/17/2050	128,455	0.0
			9,274,315	2.9

		Consumer, Cyclical: 1.6%
53,000	(1)	Alimentation Couche-Tard, Inc., 3.439%, 05/13/2041	54,650	0.0
70,000		American Honda Finance Corp., 2.900%, 02/16/2024	72,659	0.0
391,000	(1)	Daimler Finance North America LLC, 1.450%, 03/02/2026	387,443	0.1
531,000		General Motors Financial Co., Inc., 1.500%, 06/10/2026	522,988	0.2
79,000		General Motors Financial Co., Inc., 2.750%, 06/20/2025	81,583	0.0
2,500,000	(1)	Hyundai Capital America, 2.650%, 02/10/2025	2,563,860	0.8
400,000		Lowe’s Cos, Inc., 1.700%, 09/15/2028	392,266	0.1
35,000		Lowe’s Cos, Inc., 2.800%, 09/15/2041	34,208	0.0
38,000		Marriott International, Inc./MD, 2.750%, 10/15/2033	36,910	0.0
240,000		McDonald’s Corp., 3.600%, 07/01/2030	265,447	0.1
30,000		McDonald’s Corp., 3.625%, 09/01/2049	33,262	0.0
46,000		McDonald’s Corp., 4.200%, 04/01/2050	55,827	0.0
434,000	(1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	485,889	0.2

See Accompanying Notes to Financial Statements

28

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
144,000		Starbucks Corp., 2.550%, 11/15/2030	$147,032	0.1
68,000		Walmart, Inc., 4.050%, 06/29/2048	86,636	0.0
			5,220,660	1.6

		Consumer, Non-cyclical: 2.9%
574,000		AbbVie, Inc., 4.500%, 05/14/2035	687,731	0.2
708,000		Altria Group, Inc., 3.400%, 02/04/2041	654,239	0.2
84,000		Amgen, Inc., 4.663%, 06/15/2051	107,756	0.0
154,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	186,143	0.1
885,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	984,981	0.3
183,000		Anheuser-Busch InBev Worldwide, Inc., 4.500%, 06/01/2050	226,071	0.1
82,000		Anthem, Inc., 3.600%, 03/15/2051	91,232	0.0
32,000		Astrazeneca Finance LLC, 2.250%, 05/28/2031	32,259	0.0
109,000		AstraZeneca PLC, 1.375%, 08/06/2030	103,022	0.0
201,000		BAT Capital Corp., 4.540%, 08/15/2047	210,698	0.1
633,000		BAT International Finance PLC, 1.668%, 03/25/2026	622,045	0.2
74,000		Biogen, Inc., 3.150%, 05/01/2050	71,327	0.0
31,000		Boston Scientific Corp., 2.650%, 06/01/2030	31,637	0.0
51,000	(1)	Cargill, Inc., 0.400%, 02/02/2024	50,517	0.0
299,000		Cigna Corp., 4.125%, 11/15/2025	327,232	0.1
191,000		Coca-Cola Co/The, 1.450%, 06/01/2027	190,013	0.1
42,000		Coca-Cola Co/The, 2.250%, 01/05/2032	42,734	0.0
431,000		CVS Health Corp., 3.875%, 07/20/2025	463,570	0.1
177,000		CVS Health Corp., 4.250%, 04/01/2050	214,509	0.1
200,000	(1)	DP World Crescent Ltd., 3.750%, 01/30/2030	212,020	0.1
150,000	(1)	Embotelladora Andina SA, 3.950%, 01/21/2050	155,559	0.0
33,000		Equifax, Inc., 2.350%, 09/15/2031	32,590	0.0
185,000		Gilead Sciences, Inc., 2.600%, 10/01/2040	178,606	0.1
142,000		Global Payments, Inc., 2.150%, 01/15/2027	142,646	0.0
208,000		Global Payments, Inc., 2.900%, 05/15/2030	212,010	0.1
200,000	(1)	Grupo Bimbo SAB de CV, 4.000%, 09/06/2049	214,355	0.1
986,000		HCA, Inc., 5.250%, 06/15/2026	1,109,882	0.3
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
92,000		Humana, Inc., 1.350%, 02/03/2027	$89,503	0.0
26,000		Merck & Co., Inc., 2.750%, 12/10/2051	25,776	0.0
80,000		Moody’s Corp., 3.100%, 11/29/2061	79,548	0.0
104,000		Philip Morris International, Inc., 1.500%, 05/01/2025	104,176	0.0
187,000		Philip Morris International, Inc., 2.625%, 03/06/2023	191,335	0.1
144,000		RELX Capital, Inc., 3.000%, 05/22/2030	151,135	0.0
297,000	(1)	Roche Holdings, Inc., 1.930%, 12/13/2028	299,015	0.1
286,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	303,690	0.1
206,000		Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	201,958	0.1
284,000		Thermo Fisher Scientific, Inc., 2.000%, 10/15/2031	280,092	0.1
212,000		UnitedHealth Group, Inc., 2.900%, 05/15/2050	216,547	0.1
			9,498,159	2.9

		Energy: 1.7%
34,000		BP Capital Markets America, Inc., 3.001%, 03/17/2052	33,346	0.0
117,000		BP Capital Markets America, Inc., 2.772%, 11/10/2050	110,522	0.0
44,000		Cenovus Energy, Inc./CA, 3.750%, 02/15/2052	44,209	0.0
274,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	309,369	0.1
60,000		Chevron USA, Inc., 2.343%, 08/12/2050	55,494	0.0
54,000		Devon Energy Corp., 4.750%, 05/15/2042	62,659	0.0
46,000		Devon Energy Corp., 5.000%, 06/15/2045	55,733	0.0
2,000		Devon Energy Corp., 5.875%, 06/15/2028	2,167	0.0
35,000		Diamondback Energy, Inc., 2.875%, 12/01/2024	36,334	0.0
267,000		Diamondback Energy, Inc., 3.125%, 03/24/2031	275,462	0.1
7,000		Diamondback Energy, Inc., 3.250%, 12/01/2026	7,388	0.0
651,000		Diamondback Energy, Inc., 3.500%, 12/01/2029	691,036	0.2
65,000		Energy Transfer L.P., 5.000%, 05/15/2050	74,977	0.0
772,000		Energy Transfer L.P., 5.500%, 06/01/2027	881,207	0.3
175,000		Enterprise Products Operating LLC, 3.300%, 02/15/2053	174,437	0.1
200,000	(1)	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	207,894	0.1

See Accompanying Notes to Financial Statements

29

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
96,000	(1)	NGPL PipeCo LLC, 3.250%, 07/15/2031	$97,637	0.0
200,000	(1)	Pertamina Persero PT, 4.150%, 02/25/2060	201,569	0.1
200,000	(1)	Petronas Capital Ltd., 3.500%, 04/21/2030	216,600	0.1
200,000	(1)	Qatar Energy, 3.300%, 07/12/2051	206,605	0.1
797,000		Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	873,720	0.3
196,000		Sabine Pass Liquefaction LLC, 5.875%, 06/30/2026	225,086	0.1
152,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	154,479	0.0
438,000	(1)	Texas Eastern Transmission L.P., 3.500%, 01/15/2028	468,276	0.1
78,000		Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/2026	95,295	0.0
			5,561,501	1.7

		Financial: 10.4%
72,000	(1)	AIG Global Funding, 0.450%, 12/08/2023	71,332	0.0
49,000		Air Lease Corp., 2.875%, 01/15/2026	50,589	0.0
26,000		American International Group, Inc., 4.375%, 06/30/2050	32,498	0.0
113,000		American International Group, Inc., 4.500%, 07/16/2044	139,494	0.0
183,000		American Tower Corp., 2.700%, 04/15/2031	183,751	0.1
593,000		American Tower Corp., 3.800%, 08/15/2029	645,766	0.2
148,000		Aon Corp., 2.800%, 05/15/2030	152,699	0.0
317,000		Ares Capital Corp., 2.150%, 07/15/2026	313,028	0.1
200,000	(1)	Banco Nacional de Panama, 2.500%, 08/11/2030	188,002	0.1
1,000,000	(2)	Banco Santander SA, 0.701%, 06/30/2024	995,000	0.3
484,000	(2)	Bank of America Corp., 0.523%, 06/14/2024	480,944	0.1
1,719,000	(2)	Bank of America Corp., 1.319%, 06/19/2026	1,702,090	0.5
1,314,000	(2)	Bank of America Corp., 1.734%, 07/22/2027	1,305,154	0.4
25,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	23,954	0.0
376,000	(2)	Bank of America Corp., 2.015%, 02/13/2026	381,110	0.1
838,000	(2)	Bank of America Corp., 2.299%, 07/21/2032	824,825	0.3
103,000	(2)	Bank of America Corp., 2.572%, 10/20/2032	103,570	0.0
66,000	(2)	Bank of America Corp., 2.687%, 04/22/2032	67,049	0.0
199,000	(2)	Bank of America Corp., 3.559%, 04/23/2027	212,920	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
55,000	(2)	Bank of America Corp., 3.705%, 04/24/2028	$59,731	0.0
290,000	(2)	Bank of America Corp., 3.864%, 07/23/2024	302,247	0.1
368,000		Bank of America Corp., 3.950%, 04/21/2025	393,665	0.1
379,000	(2)	Bank of America Corp., 4.078%, 04/23/2040	436,211	0.1
253,000	(2)	Barclays PLC, 2.667%, 03/10/2032	251,178	0.1
200,000	(2)	Barclays PLC, 3.811%, 03/10/2042	213,608	0.1
342,000	(2)	Barclays PLC, 4.338%, 05/16/2024	356,126	0.1
194,000	(1)	Blackstone Private Credit Fund, 3.250%, 03/15/2027	196,123	0.1
9,000	(2)	Citigroup, Inc., 2.520%, 11/03/2032	8,999	0.0
689,000	(2)	Citigroup, Inc., 2.561%, 05/01/2032	693,302	0.2
302,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	306,889	0.1
31,000	(2)	Citigroup, Inc., 2.976%, 11/05/2030	32,224	0.0
29,000	(2)	Citigroup, Inc., 3.980%, 03/20/2030	32,042	0.0
500,000		Credit Suisse AG/New York NY, 1.250%, 08/07/2026	487,930	0.2
53,000		Crown Castle International Corp., 1.350%, 07/15/2025	52,329	0.0
178,000		Crown Castle International Corp., 2.250%, 01/15/2031	173,632	0.1
118,000		Crown Castle International Corp., 3.700%, 06/15/2026	126,593	0.0
545,000		Crown Castle International Corp., 3.800%, 02/15/2028	593,501	0.2
1,020,000	(1),(2)	Danske Bank A/S, 0.976%, 09/10/2025	1,004,882	0.3
200,000	(1),(2)	Danske Bank A/S, 1.171%, 12/08/2023	199,997	0.1
150,000		Deutsche Bank AG/New York NY, 1.686%, 03/19/2026	149,405	0.0
150,000	(2)	Deutsche Bank AG/New York NY, 2.129%, 11/24/2026	149,813	0.0
405,000		Equinix, Inc., 3.200%, 11/18/2029	426,074	0.1
73,000		GLP Capital L.P. / GLP Financing II, Inc., 3.250%, 01/15/2032	73,512	0.0
30,000		GLP Capital L.P. / GLP Financing II, Inc., 4.000%, 01/15/2031	32,053	0.0
1,000,000	(2)	Goldman Sachs Group, Inc./The, 2.905%, 07/24/2023	1,011,395	0.3
542,000	(2)	Goldman Sachs Group, Inc./The, 2.908%, 07/21/2042	539,885	0.2

See Accompanying Notes to Financial Statements

30

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,794,000		Goldman Sachs Group, Inc./The, 3.500%, 04/01/2025	$1,898,376	0.6
497,000	(2)	HSBC Holdings PLC, 1.589%, 05/24/2027	486,326	0.2
200,000	(2)	HSBC Holdings PLC, 2.251%, 11/22/2027	200,534	0.1
123,000		Intercontinental Exchange, Inc., 2.100%, 06/15/2030	121,681	0.0
41,000		Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	40,587	0.0
387,000	(2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	382,640	0.1
40,000	(2)	JPMorgan Chase & Co., 1.953%, 02/04/2032	38,567	0.0
2,623,000	(2)	JPMorgan Chase & Co., 2.005%, 03/13/2026	2,655,870	0.8
87,000	(2)	JPMorgan Chase & Co., 2.525%, 11/19/2041	82,905	0.0
107,000	(2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	108,489	0.0
31,000	(2)	JPMorgan Chase & Co., 3.157%, 04/22/2042	32,421	0.0
31,000	(2)	JPMorgan Chase & Co., 3.220%, 03/01/2025	32,244	0.0
167,000	(2)	JPMorgan Chase & Co., 3.328%, 04/22/2052	179,131	0.1
495,000	(2)	JPMorgan Chase & Co., 3.559%, 04/23/2024	511,682	0.2
241,000		JPMorgan Chase & Co., 3.900%, 07/15/2025	260,997	0.1
25,000	(2)	JPMorgan Chase & Co., 4.493%, 03/24/2031	28,959	0.0
200,000		Lloyds Banking Group PLC, 4.375%, 03/22/2028	224,546	0.1
105,000		Marsh & McLennan Cos, Inc., 2.250%, 11/15/2030	104,903	0.0
225,000	(2)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	221,118	0.1
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,010,052	0.6
30,000		Mitsubishi UFJ Financial Group, Inc., 3.407%, 03/07/2024	31,421	0.0
567,000	(2)	Mizuho Financial Group, Inc., 2.260%, 07/09/2032	554,670	0.2
690,000	(2)	Morgan Stanley, 0.790%, 05/30/2025	681,347	0.2
1,755,000	(2)	Morgan Stanley, 1.512%, 07/20/2027	1,728,007	0.5
24,000	(2)	Morgan Stanley, 1.593%, 05/04/2027	23,776	0.0
49,000	(2)	Morgan Stanley, 2.511%, 10/20/2032	49,006	0.0
37,000	(2)	Morgan Stanley, 3.217%, 04/22/2042	38,835	0.0
72,000	(2)	Morgan Stanley, 3.772%, 01/24/2029	78,410	0.0
167,000		Morgan Stanley, 4.000%, 07/23/2025	181,137	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,029,000	(2)	Morgan Stanley, 4.431%, 01/23/2030	$1,173,637	0.4
188,000		National Retail Properties, Inc., 3.000%, 04/15/2052	178,269	0.1
204,000		Nomura Holdings, Inc., 2.608%, 07/14/2031	201,530	0.1
85,000	(1)	Principal Life Global Funding II, 0.750%, 04/12/2024	84,428	0.0
232,000	(2)	Santander UK Group Holdings PLC, 1.089%, 03/15/2025	229,970	0.1
261,000		Sumitomo Mitsui Financial Group, Inc., 1.902%, 09/17/2028	256,071	0.1
800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%, 01/11/2022	800,366	0.2
113,000	(1)	SURA Asset Management SA, 4.875%, 04/17/2024	119,275	0.0
310,000	(1),(2)	UBS Group AG, 1.494%, 08/10/2027	302,571	0.1
31,000	(2)	Wells Fargo & Co., 2.393%, 06/02/2028	31,529	0.0
187,000	(2)	Wells Fargo & Co., 2.572%, 02/11/2031	191,101	0.1
187,000	(2)	Wells Fargo & Co., 3.068%, 04/30/2041	192,161	0.1
104,000		Wells Fargo & Co., 3.000%, 10/23/2026	109,335	0.0
351,000		Wells Fargo & Co., 3.500%, 03/08/2022	353,020	0.1
236,000	(2)	Wells Fargo & Co., 3.584%, 05/22/2028	253,893	0.1
159,000		Wells Fargo & Co., 4.150%, 01/24/2029	178,139	0.1
			33,821,053	10.4

		Industrial: 1.3%
150,000		Agilent Technologies, Inc., 2.300%, 03/12/2031	148,697	0.0
270,000		Amcor Flexibles North America, Inc., 2.690%, 05/25/2031	273,939	0.1
20,000		Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	20,056	0.0
209,000		Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	227,470	0.1
184,000		CSX Corp., 2.500%, 05/15/2051	170,540	0.1
45,000		CSX Corp., 3.250%, 06/01/2027	48,290	0.0
214,000		FedEx Corp., 2.400%, 05/15/2031	214,660	0.1
122,000		General Dynamics Corp., 3.750%, 05/15/2028	134,924	0.0
363,000	(1)	Huntington Ingalls Industries, Inc., 2.043%, 08/16/2028	355,651	0.1
54,000		L3Harris Technologies, Inc., 3.850%, 12/15/2026	58,762	0.0

See Accompanying Notes to Financial Statements

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
241,000		Lockheed Martin Corp., 2.800%, 06/15/2050	$240,897	0.1
163,000		Norfolk Southern Corp., 3.050%, 05/15/2050	166,521	0.0
234,000		Northrop Grumman Corp., 2.930%, 01/15/2025	243,922	0.1
230,000		Northrop Grumman Corp., 5.250%, 05/01/2050	322,990	0.1
59,000		nVent Finance Sarl, 2.750%, 11/15/2031	58,819	0.0
102,000		Packaging Corp. of America, 3.050%, 10/01/2051	101,763	0.0
32,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	31,664	0.0
34,000		Raytheon Technologies Corp., 2.820%, 09/01/2051	32,914	0.0
242,000		Raytheon Technologies Corp., 3.125%, 07/01/2050	247,871	0.1
607,000		Raytheon Technologies Corp., 4.125%, 11/16/2028	679,561	0.2
26,000		Raytheon Technologies Corp., 4.625%, 11/16/2048	33,391	0.0
55,000		Republic Services, Inc., 2.375%, 03/15/2033	54,812	0.0
201,000		Union Pacific Corp., 3.200%, 05/20/2041	214,391	0.1
202,000		Union Pacific Corp., 3.250%, 02/05/2050	217,112	0.1
			4,299,617	1.3

		Technology: 2.9%
38,000		Activision Blizzard, Inc., 2.500%, 09/15/2050	33,381	0.0
121,000		Analog Devices, Inc., 3.500%, 12/05/2026	132,050	0.0
186,000		Autodesk, Inc., 2.400%, 12/15/2031	185,669	0.1
528,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.500%, 01/15/2028	564,571	0.2
221,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	239,759	0.1
348,000	(1)	Broadcom, Inc., 3.419%, 04/15/2033	365,200	0.1
157,000	(1)	Broadcom, Inc., 3.469%, 04/15/2034	164,535	0.1
10,000		Broadcom, Inc., 4.150%, 11/15/2030	11,099	0.0
15,000		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	24,991	0.0
33,000		DXC Technology Co., 2.375%, 09/15/2028	32,285	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
265,000		Electronic Arts, Inc., 1.850%, 02/15/2031	$254,269	0.1
143,000		Fidelity National Information Services, Inc., 3.100%, 03/01/2041	144,657	0.0
485,000		Fiserv, Inc., 3.500%, 07/01/2029	522,101	0.2
142,000		Intel Corp., 3.200%, 08/12/2061	145,852	0.1
100,000		International Business Machines Corp., 3.300%, 05/15/2026	107,012	0.0
169,000		International Business Machines Corp., 4.150%, 05/15/2039	195,526	0.1
76,000		KLA Corp., 3.300%, 03/01/2050	81,424	0.0
33,000		Lam Research Corp., 2.875%, 06/15/2050	32,975	0.0
341,000		Leidos, Inc., 2.300%, 02/15/2031	328,862	0.1
568,000		NVIDIA Corp., 1.550%, 06/15/2028	563,912	0.2
122,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.500%, 05/11/2031	122,429	0.0
133,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	139,971	0.0
617,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	691,921	0.2
1,322,000		Oracle Corp., 1.650%, 03/25/2026	1,312,897	0.4
1,000,000		Oracle Corp., 2.500%, 05/15/2022	1,004,165	0.3
31,000		Oracle Corp., 3.600%, 04/01/2040	31,143	0.0
55,000		Oracle Corp., 3.600%, 04/01/2050	53,957	0.0
1,208,000		Oracle Corp., 3.650%, 03/25/2041	1,223,118	0.4
80,000		QUALCOMM, Inc., 3.250%, 05/20/2050	88,060	0.0
36,000		salesforce.com, Inc., 3.050%, 07/15/2061	37,135	0.0
219,000		ServiceNow, Inc., 1.400%, 09/01/2030	204,098	0.1
212,000		VMware, Inc., 1.800%, 08/15/2028	206,474	0.1
114,000		VMware, Inc., 2.200%, 08/15/2031	112,094	0.0
21,000		Western Digital Corp., 2.850%, 02/01/2029	21,236	0.0
			9,378,828	2.9

		Utilities: 2.2%
41,000		AEP Texas, Inc., 3.450%, 05/15/2051	41,396	0.0
467,000		AEP Transmission Co. LLC, 2.750%, 08/15/2051	445,428	0.1
308,000		Alabama Power Co., 3.125%, 07/15/2051	314,857	0.1
32,000		Ameren Illinois Co., 2.900%, 06/15/2051	32,525	0.0

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
94,000	(1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	$94,978	0.0
67,000		Atmos Energy Corp., 2.850%, 02/15/2052	65,280	0.0
79,000		CenterPoint Energy Resources Corp., 1.750%, 10/01/2030	74,912	0.0
35,000		CenterPoint Energy Houston Electric LLC, 3.350%, 04/01/2051	38,565	0.0
77,000		Commonwealth Edison Co., 2.750%, 09/01/2051	74,637	0.0
220,000	(1)	Consorcio Transmantaro SA, 4.700%, 04/16/2034	242,043	0.1
199,000		Consumers Energy Co., 2.650%, 08/15/2052	194,182	0.1
42,000		DTE Electric Co., 3.950%, 03/01/2049	49,758	0.0
71,000		Duke Energy Carolinas LLC, 3.450%, 04/15/2051	77,838	0.0
137,000		Duke Energy Florida LLC, 1.750%, 06/15/2030	131,633	0.0
68,000		Duke Energy Florida LLC, 3.000%, 12/15/2051	68,706	0.0
262,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	288,920	0.1
262,000		Duke Energy Progress LLC, 2.900%, 08/15/2051	260,412	0.1
185,000		Entergy Louisiana LLC, 2.350%, 06/15/2032	184,654	0.1
32,000		Exelon Corp., 4.700%, 04/15/2050	40,277	0.0
2,089,000		Florida Power & Light Co., 0.300%, (SOFRRATE + 0.250%), 05/10/2023	2,083,375	0.6
265,000		Florida Power & Light Co., 2.875%, 12/04/2051	269,439	0.1
30,000		Florida Power & Light Co., 3.950%, 03/01/2048	35,666	0.0
200,000	(1)	Interchile SA, 4.500%, 06/30/2056	212,817	0.1
241,000		MidAmerican Energy Co., 2.700%, 08/01/2052	234,583	0.1
53,000		Northern States Power Co/MN, 2.600%, 06/01/2051	50,712	0.0
213,000	(1)	NRG Energy, Inc., 4.450%, 06/15/2029	231,986	0.1
150,000		Ohio Power Co., 2.900%, 10/01/2051	145,024	0.1
15,000	(1)	Oncor Electric Delivery Co. LLC, 2.700%, 11/15/2051	14,463	0.0
47,000		Oncor Electric Delivery Co. LLC, 3.100%, 09/15/2049	49,178	0.0
8,000		Pacific Gas and Electric Co., 2.500%, 02/01/2031	7,630	0.0
67,000		Pacific Gas and Electric Co., 3.250%, 06/01/2031	67,291	0.0
102,000		Pacific Gas and Electric Co., 4.950%, 07/01/2050	111,349	0.0
238,000		PECO Energy Co., 2.850%, 09/15/2051	236,303	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
200,000		Saudi Electricity Global Sukuk Co. 5, 2.413%, 09/17/2030	$200,998	0.1
200,000		Southern California Edison Co., 1.200%, 02/01/2026	196,169	0.1
31,000		Southwestern Public Service Co., 3.150%, 05/01/2050	32,396	0.0
27,000		Tampa Electric Co., 4.300%, 06/15/2048	33,173	0.0
149,000		Virginia Electric and Power Co., 2.450%, 12/15/2050	137,673	0.1
			7,071,226	2.2
		Total Corporate Bonds/Notes
		(Cost $86,781,777)	86,669,306	26.7

U.S. TREASURY OBLIGATIONS: 50.8%
		Treasury Inflation Indexed Protected Securities: 49.5%
2,107,414		0.125%, 10/15/2026	2,292,753	0.7
8,350,381		0.125%, 01/15/2030	9,274,957	2.9
8,195,910		0.125%, 07/15/2030	9,176,973	2.8
7,737,326		0.125%, 01/15/2031	8,670,251	2.7
6,910,636		0.125%, 07/15/2031	7,774,768	2.4
3,817,606		0.125%, 02/15/2051	4,531,182	1.4
29,223		0.250%, 01/15/2025	31,316	0.0
5,974,572		0.250%, 07/15/2029	6,698,951	2.1
3,133,692		0.250%, 02/15/2050	3,800,136	1.2
11,897		0.375%, 07/15/2023	12,510	0.0
1,021,536		0.375%, 07/15/2025	1,109,853	0.3
6,651,795		0.375%, 01/15/2027	7,319,639	2.3
8,692,224		0.375%, 07/15/2027	9,648,324	3.0
9,728,264		0.500%, 01/15/2028	10,891,008	3.4
23,630		0.625%, 04/15/2023	24,705	0.0
3,672,810		0.625%, 02/15/2043	4,572,587	1.4
9,468,826		0.750%, 07/15/2028	10,849,956	3.3
4,802,612		0.750%, 02/15/2042	6,077,769	1.9
5,361,238	(3)	0.750%, 02/15/2045	6,912,149	2.1
2,666,481		0.875%, 01/15/2029	3,085,438	1.0
3,331,803		0.875%, 02/15/2047	4,507,841	1.4
2,868,569		1.000%, 02/15/2046	3,926,557	1.2
2,615,938		1.000%, 02/15/2048	3,674,887	1.1
2,222,485		1.000%, 02/15/2049	3,160,692	1.0
5,001,227	(3)	1.375%, 02/15/2044	7,147,868	2.2
2,965,558	(3)	1.750%, 01/15/2028	3,559,428	1.1
2,012,725		2.125%, 02/15/2040	3,084,282	0.9
2,825,599		2.125%, 02/15/2041	4,379,348	1.3
3,894,832		2.375%, 01/15/2027	4,705,974	1.4
2,282,450		2.500%, 01/15/2029	2,919,511	0.9
1,980,908		3.375%, 04/15/2032	2,948,695	0.9
1,049,303		3.625%, 04/15/2028	1,394,762	0.4
1,823,913		3.875%, 04/15/2029	2,541,745	0.8
			160,706,815	49.5

		U.S. Treasury Bonds: 1.3%
4,350,000		1.750%, 08/15/2041	4,218,820	1.3
		Total U.S. Treasury Obligations
		(Cost $147,310,419)	164,925,635	50.8

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.8%
		Government National Mortgage Association: 2.2%
1,894,000	(4)	2.000%, 01/15/2052	$1,911,247	0.6
1,342,000	(4)	2.500%, 01/15/2052	1,374,395	0.4
300,000	(4)	2.500%, 02/15/2052	306,574	0.1
1,345,000	(4)	3.000%, 01/15/2052	1,391,713	0.4
740,761		3.500%, 05/20/2047	778,395	0.3
300,000	(4)	3.500%, 01/15/2052	312,397	0.1
323,728		4.000%, 09/20/2048	342,979	0.1
184,000	(4)	4.000%, 01/20/2050	193,773	0.1
254,826		4.500%, 08/20/2048	270,017	0.1
79,000	(4)	4.500%, 01/15/2052	83,449	0.0
			6,964,939	2.2

		Uniform Mortgage-Backed Securities: 7.6%
992,000	(4)	1.500%, 01/15/2037	994,732	0.3
1,044,000	(4)	1.500%, 01/15/2052	1,008,240	0.3
1,427,000	(4)	2.000%, 01/15/2037	1,461,254	0.4
202,000	(4)	2.000%, 01/15/2052	201,393	0.1
6,417,000	(4)	2.000%, 02/15/2052	6,383,442	2.0
132,000	(4)	2.500%, 01/15/2037	136,448	0.0
192,000	(4)	2.500%, 01/15/2052	195,901	0.1
4,548,000	(4)	2.500%, 02/15/2052	4,628,856	1.4
72,000	(4)	3.000%, 01/15/2037	75,288	0.0
1,428,000	(4)	3.000%, 01/15/2052	1,479,467	0.5
400,000	(4)	3.000%, 02/15/2052	413,807	0.1
61,000	(4)	3.500%, 01/15/2037	64,210	0.0
794,000	(4)	3.500%, 01/15/2052	835,925	0.3
2,000	(4)	4.000%, 01/15/2052	2,128	0.0
572,000	(4)	4.000%, 02/15/2052	608,128	0.2
329,000	(4)	4.500%, 01/15/2052	352,486	0.1
744,133		2.500%, 10/01/2036	777,439	0.2
496,713		3.000%, 01/01/2036	523,275	0.2
1,108,406		3.000%, 09/01/2051	1,170,168	0.4
182,890		3.500%, 05/01/2036	195,286	0.1
1,321,625		3.500%, 09/01/2051	1,433,718	0.4
907,532		4.000%, 04/01/2050	984,899	0.3
721,835		4.500%, 03/01/2048	781,013	0.2
			24,707,503	7.6
		Total U.S. Government Agency Obligations
		(Cost $31,733,333)	31,672,442	9.8

CERTIFICATES OF DEPOSIT: 1.8%
2,600,000		MUFG BK LTD 0.3% 10/25/22, 0.300%, 10/25/2022	2,596,863	0.8
3,300,000		TORONTO DOMINI 10/28/22, 0.340%, 10/28/2022	3,297,629	1.0
		Total Certificates of Deposit
		(Cost $5,900,000)	5,894,492	1.8

SOVEREIGN BONDS: 2.3%
200,000	(1)	Abu Dhabi Government International Bond, 3.875%, 04/16/2050	233,479	0.1
200,000		Chile Government International Bond, 3.860%, 06/21/2047	222,252	0.1
EUR 1,085,000	(1)	Finland Government Bond, 0.125%, 04/15/2052	1,110,417	0.3
Principal Amount†			Value	Percentage of Net Assets

SOVEREIGN BONDS: (continued)
52,000		Hungary Government International Bond, 7.625%, 03/29/2041	$85,166	0.0
200,000	(1)	Indonesia Government International Bond, 6.750%, 01/15/2044	296,259	0.1
200,000	(1)	Kazakhstan Government International Bond, 4.875%, 10/14/2044	246,070	0.1
EUR 530,000		Mexico Government International Bond, 1.450%, 10/25/2033	561,646	0.2
300,000		Mexico Government International Bond, 4.600%, 02/10/2048	320,792	0.1
NZD 289,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2040	289,388	0.1
NZD 395,000		New Zealand Government Bond, 1.750%, 05/15/2041	228,601	0.1
NZD 2,762,000		New Zealand Government Inflation Linked Bond, 2.000%, 09/20/2025	2,355,268	0.7
200,000		Panama Government International Bond, 4.500%, 04/01/2056	221,052	0.1
EUR 140,000		Peru Government Bond, 1.250%, 03/11/2033	152,844	0.0
46,000		Peruvian Government International Bond, 4.125%, 08/25/2027	50,707	0.0
103,000		Peruvian Government International Bond, 2.783%, 01/23/2031	102,744	0.0
53,000		Peruvian Government International Bond, 3.300%, 03/11/2041	53,199	0.0
200,000		Philippine Government International Bond, 3.700%, 02/02/2042	218,675	0.1
200,000	(1)	Qatar Government International Bond, 5.103%, 04/23/2048	271,135	0.1
50,000	(1)	Romanian Government International Bond, 3.000%, 02/14/2031	50,900	0.0
EUR 280,000		Romanian Government International Bond, 3.624%, 05/26/2030	346,347	0.1
94,000	(1)	Romanian Government International Bond, 4.000%, 02/14/2051	94,292	0.0
51,256		Uruguay Government International Bond, 4.375%, 01/23/2031	59,137	0.0
45,049		Uruguay Government International Bond, 5.100%, 06/18/2050	59,681	0.0
		Total Sovereign Bonds
		(Cost $7,677,362)	7,630,051	2.3

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.5%
366,000		BANK 2019-BNK23 A3, 2.920%, 12/15/2052	$386,870	0.1
300,000		Barclays Commercial Mortgage Trust 2019-C3 B, 4.096%, 05/15/2052	328,231	0.1
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	1,111,603	0.3
350,000		Benchmark 2019-B15 A5 Mortgage Trust, 2.928%, 12/15/2072	368,911	0.1
1,000,000	(1)	BX Commercial Mortgage Trust 2021-XL2 A, 0.799%, (US0001M + 0.689%), 10/15/2038	995,243	0.3
800,000	(1)	BX Trust 2021-ARIA A, 1.009%, (US0001M + 0.899%), 10/15/2036	799,737	0.3
410,000		CD 2017-CD3 A4 Mortgage Trust, 3.631%, 02/10/2050	441,719	0.1
500,000		CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	538,962	0.2
800,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 1.090%, (US0001M + 0.980%), 05/15/2036	800,673	0.3
730,000	(1),(5)	Credit Suisse Mortgage Capital Certificates 2021-BHAR A, 1.260%, (US0001M + 1.150%), 11/15/2038	730,000	0.2
205,000		CSAIL 2015-C3 A4 Commercial Mortgage Trust, 3.718%, 08/15/2048	218,110	0.1
550,000	(1)	ELP Commercial Mortgage Trust 2021-ELP A, 0.811%, (US0001M + 0.701%), 11/15/2038	547,557	0.2
387,982	(1)	Extended Stay America Trust 2021-ESH A, 1.190%, (US0001M + 1.080%), 07/15/2038	389,097	0.1
1,000,000		GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,073,488	0.3
498,000		GS Mortgage Securities Trust 2015-GC32 A4, 3.764%, 07/10/2048	531,331	0.2
1,000,000		GS Mortgage Securities Trust 2016-GS2 A4, 3.050%, 05/10/2049	1,046,881	0.3
600,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-HYAH A, 0.870%, (US0001M + 0.760%), 06/15/2038	599,355	0.2
380,000	(1)	Med Trust 2021-MDLN A, 1.060%, (US0001M + 0.950%), 11/15/2038	380,154	0.1
Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000	(1)	MF1 2021-W10 A, 1.123%, (SOFR30A + 1.070%), 12/15/2034	$99,914	0.0
1,100,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 A4, 4.051%, 04/15/2047	1,155,161	0.4
800,000	(1)	SREIT Trust 2021-PALM A, 0.700%, (US0001M + 0.590%), 10/15/2034	795,562	0.3
422,500		Wells Fargo Commercial Mortgage Trust 2015-C26 B, 3.783%, 02/15/2048	436,762	0.1
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	754,231	0.2
		Total Commercial Mortgage-Backed Securities
		(Cost $14,280,083)	14,529,552	4.5

ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.1%
430,000	(1)	Credit Acceptance Auto Loan Trust 2021-4 A, 1.260%, 10/15/2030	426,981	0.1

		Student Loan Asset-Backed Securities: 1.9%
177,721	(1)	College Avenue Student Loans LLC 2021-B A2, 1.760%, 06/25/2052	175,169	0.1
1,032,026	(1)	Navient Private Education Refi Loan Trust 2021-EA A, 0.970%, 12/16/2069	1,015,386	0.3
207,285	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	213,700	0.1
878,273	(1)	Nelnet Student Loan Trust 2021-BA AFL, 0.884%, (US0001M + 0.780%), 04/20/2062	880,234	0.3
1,067,564	(1)	Nelnet Student Loan Trust 2021-CA AFL, 0.844%, (US0001M + 0.740%), 04/20/2062	1,071,408	0.3
738,563		SLM Private Credit Student Loan Trust 2005-A A4, 0.513%, (US0003M + 0.310%), 12/15/2038	726,579	0.2
613,747	(1)	SMB Private Education Loan Trust 2021-D A1A, 1.340%, 03/17/2053	604,866	0.2
860,000	(1)	SMB Private Education Loan Trust 2021-E A1A, 1.680%, 02/15/2051	853,819	0.3
428,675	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	439,401	0.1
			5,980,562	1.9
		Total Asset-Backed Securities
		(Cost $6,420,017)	6,407,543	2.0

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

	Value	Percentage of Net Assets

PURCHASED OPTIONS (6): 0.4%
Total Purchased Options
(Cost $1,442,544)	$1,382,108	0.4
Total Long-Term Investments
(Cost $301,545,535)	319,111,129	98.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.0%
	Commercial Paper: 3.2%
3,300,000	Australia & New Zealand Banking Group Ltd., 0.280%, 07/28/2022	3,294,655	1.0
3,600,000	Commonwealth Bank of Australia, 0.410%, 10/21/2022	3,588,181	1.1
3,600,000	Nordea Bank ABP, 0.340%, 10/21/2022	3,590,121	1.1
	Total Commercial Paper
	(Cost $10,477,625)	10,472,957	3.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.8%
9,030,640	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $9,030,640)	9,030,640	2.8

		Sovereign Bill: 2.0%
735,000,000	(8)	Japan Treasury Discount Bill (0.100)% (Cost $6,492,020)	6,390,298	2.0
		Total Short-Term Investments
		(Cost $26,000,285)	25,893,895	8.0
		Total Investments in Securities (Cost $327,545,820)	$345,005,024	106.3
		Liabilities in Excess of Other Assets	(20,363,886)	(6.3)
		Net Assets	$324,641,138	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2021.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	Represents or includes a TBA transaction.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(7)	Rate shown is the 7-day yield as of December 31, 2021.
(8)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

Currency Abbreviations:
EUR	EU Euro
NZD	New Zealand Dollar

Reference Rate Abbreviations:
SOFRRATE	1-day Secured Overnight Financing Rate
SOFR30A	30-day Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Purchased Options	$5,844	$1,376,264	$—	$1,382,108
Corporate Bonds/Notes	—	86,669,306	—	86,669,306
U.S. Government Agency Obligations	—	31,672,442	—	31,672,442
Commercial Mortgage-Backed Securities	—	13,799,552	730,000	14,529,552
Sovereign Bonds	—	7,630,051	—	7,630,051
Asset-Backed Securities	—	6,407,543	—	6,407,543
Certificates of Deposit	—	5,894,492	—	5,894,492
U.S. Treasury Obligations	—	164,925,635	—	164,925,635
Short-Term Investments	9,030,640	16,863,255	—	25,893,895
Total Investments, at fair value	$9,036,484	$335,238,540	$730,000	$345,005,024
Other Financial Instruments+
Centrally Cleared Swaps	—	9,035,054	—	9,035,054
Forward Foreign Currency Contracts	—	114,662	—	114,662
Futures	419,059	—	—	419,059
OTC Swaps	—	1,463,650	—	1,463,650
Total Assets	$9,455,543	$345,851,906	$730,000	$356,037,449
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,724,557)	$—	$(2,724,557)
Forward Foreign Currency Contracts	—	(43,132)	—	(43,132)
Futures	(661,282)	—	—	(661,282)
OTC Swaps	—	(180,826)	—	(180,826)
Written Options	(1,859)	(1,683,554)	—	(1,685,413)
Total Liabilities	$(663,141)	$(4,632,069)	$—	$(5,295,210)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,808,033	EUR	1,601,000	Bank of America N.A.	02/02/22	$(15,807)
USD	89,153	EUR	79,000	Bank of America N.A.	02/02/22	(843)
USD	257,200	GBP	194,074	Standard Chartered Bank	02/02/22	(5,471)
USD	12,525	EUR	11,000	Standard Chartered Bank	02/02/22	(6)
USD	2,838,074	NZD	4,169,000	Standard Chartered Bank	02/02/22	(16,172)
USD	6,500,046	JPY	734,387,328	Standard Chartered Bank	02/07/22	114,004
GBP	19,165	USD	25,376	Toronto Dominion Securities	02/02/22	563
USD	170,537	EUR	151,193	Toronto Dominion Securities	02/02/22	(1,701)
USD	55,743	AUD	78,569	Toronto Dominion Securities	02/02/22	(1,426)
USD	149,715	EUR	132,414	UBS AG	02/02/22	(1,129)
USD	62,078	EUR	55,000	UBS AG	02/02/22	(577)
USD	5,423	JPY	612,672	UBS AG	02/07/22	95
						$71,530

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
3-Month SONIA Index	47	12/20/22	$15,731,609	$(31,740)
90-Day Bank Accepted Bills	46	12/08/22	33,384,883	14,776
Canadian Bankers’ Acceptance	40	06/13/22	7,807,423	(37,425)
Euro-Bund	1	03/08/22	195,104	(2,625)
U.S. Treasury 2-Year Note	24	03/31/22	5,236,125	1,212
U.S. Treasury 5-Year Note	340	03/31/22	41,132,031	154,993
			$103,487,175	$99,191
Short Contracts:
90-Day Eurodollar	(13)	12/16/24	(3,194,425)	8,350
Canadian Bankers’ Acceptance	(40)	03/14/22	(7,840,231)	(3,768)
Euro-Bobl 5-Year	(2)	03/08/22	(303,387)	1,826
Euro-Buxl® 30-year German Government Bond	(20)	03/08/22	(4,707,463)	212,740
Long Gilt	(18)	03/29/22	(3,043,043)	25,162
U.S. Treasury 10-Year Note	(71)	03/22/22	(9,263,281)	(19,792)
U.S. Treasury Long Bond	(86)	03/22/22	(13,797,625)	(196,776)
U.S. Treasury Ultra 10-Year Note	(97)	03/22/22	(14,204,437)	(177,799)
U.S. Treasury Ultra Long Bond	(81)	03/22/22	(15,967,125)	(191,357)
			$(72,321,017)	$(341,414)

At December 31, 2021, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.085)%	Annual	08/15/26	EUR 2,905,000	$(11,494)	$(11,494)
Pay	3-month USD-LIBOR	Quarterly	0.259	Semi-Annual	03/23/23	USD 3,450,000	(15,635)	(15,593)
Pay	3-month USD-LIBOR	Quarterly	0.353	Semi-Annual	11/18/23	USD 2,610,000	(26,183)	(26,183)
Pay	3-month USD-LIBOR	Quarterly	0.500	Semi-Annual	12/08/23	USD 2,500,000	(19,513)	(19,513)
Pay	3-month USD-LIBOR	Quarterly	0.450	Semi-Annual	12/14/23	USD 2,482,000	(22,242)	(22,242)
Pay	3-month USD-LIBOR	Quarterly	1.000	Semi-Annual	12/31/23	USD 5,110,000	(3,170)	(2,936)
Pay	3-month USD-LIBOR	Quarterly	0.592	Semi-Annual	04/20/24	USD 1,490,000	(16,277)	(16,277)
Pay	3-month USD-LIBOR	Quarterly	1.170	Semi-Annual	06/21/24	USD 405,000	(591)	(591)
Pay	3-month USD-LIBOR	Quarterly	1.180	Semi-Annual	06/21/24	USD 405,000	(515)	(515)
Pay	3-month USD-LIBOR	Quarterly	3.090	Semi-Annual	11/29/24	USD 3,970,000	221,817	221,817
Pay	3-month USD-LIBOR	Quarterly	0.358	Semi-Annual	06/02/25	USD 860,000	(24,962)	(24,962)
Pay	1-day Secured Overnight Financing Rate	Annual	1.073	Annual	12/15/26	USD 310,000	(419)	(419)
Pay	3-month USD-LIBOR	Quarterly	1.405	Semi-Annual	01/20/27	USD 612,000	798	798
Pay	3-month USD-LIBOR	Quarterly	1.430	Semi-Annual	01/20/27	USD 613,000	1,546	1,546
Pay	3-month USD-LIBOR	Quarterly	1.445	Semi-Annual	01/20/27	USD 612,000	1,990	1,990
Pay	3-month USD-LIBOR	Quarterly	1.335	Semi-Annual	01/21/27	USD 613,000	(1,319)	(1,319)
Pay	3-month USD-LIBOR	Quarterly	1.535	Semi-Annual	02/24/27	USD 670,000	4,166	4,166
Pay	3-month USD-LIBOR	Quarterly	1.561	Semi-Annual	02/25/27	USD 670,000	4,979	4,979
Pay	3-month USD-LIBOR	Quarterly	1.366	Semi-Annual	03/22/27	USD 490,000	(1,493)	(1,493)
Pay	3-month USD-LIBOR	Quarterly	1.541	Semi-Annual	05/20/27	USD 420,000	1,358	1,358
Pay	3-month USD-LIBOR	Quarterly	1.630	Semi-Annual	05/26/27	USD 335,000	2,459	2,459
Pay	3-month USD-LIBOR	Quarterly	1.635	Semi-Annual	05/26/27	USD 1,340,000	10,128	10,128
Pay	1-day Secured Overnight Financing Rate	Annual	1.231	Annual	06/14/27	USD 165,000	7	7
Pay	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	06/20/27	USD 870,000	(35,567)	(35,567)
Pay	3-month USD-LIBOR	Quarterly	0.680	Semi-Annual	06/20/27	USD 870,000	(34,408)	(34,408)
Pay	1-day Secured Overnight Financing Rate	Annual	1.247	Annual	07/05/27	USD 335,000	—	—
Pay	3-month USD-LIBOR	Quarterly	1.350	Semi-Annual	07/08/27	USD 1,210,000	(9,229)	(9,229)
Pay	3-month USD-LIBOR	Quarterly	1.190	Semi-Annual	07/19/27	USD 960,000	(15,064)	(15,064)
Pay	3-month USD-LIBOR	Quarterly	1.578	Semi-Annual	07/27/27	USD 120,000	338	338
Pay	1-day Secured Overnight Financing Rate	Annual	1.297	Annual	07/28/27	USD 170,000	351	351

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.483%	Semi-Annual	08/01/27	USD 1,020,000	$(1,978)	$(1,978)
Pay	3-month USD-LIBOR	Quarterly	1.493	Semi-Annual	08/01/27	USD 1,020,000	(1,485)	(1,485)
Pay	1-day Secured Overnight Financing Rate	Annual	1.220	Annual	08/05/27	USD 250,000	(477)	(477)
Pay	3-month USD-LIBOR	Quarterly	1.224	Semi-Annual	08/16/27	USD 320,000	(4,754)	(4,754)
Pay	3-month USD-LIBOR	Quarterly	1.677	Semi-Annual	11/21/27	USD 420,000	1,886	1,886
Pay	3-month USD-LIBOR	Quarterly	0.654	Semi-Annual	07/12/28	USD 900,000	(43,366)	(43,383)
Pay	1-day Secured Overnight Financing Rate	Annual	1.196	Annual	11/15/28	USD 490,000	(1,634)	(1,634)
Pay	3-month USD-LIBOR	Quarterly	0.819	Semi-Annual	04/14/30	USD 610,000	(33,946)	(33,946)
Pay	1-day Secured Overnight Financing Rate	Annual	1.254	Annual	08/15/31	USD 290,000	(2,089)	(2,089)
Pay	1-day Secured Overnight Financing Rate	Annual	1.460	Annual	08/15/31	USD 1,120,000	12,527	9,470
Pay	3-month USD-LIBOR	Quarterly	1.513	Semi-Annual	08/19/31	USD 60,000	(270)	(270)
Pay	1-day Secured Overnight Financing Rate	Annual	1.315	Annual	11/30/31	USD 280,000	431	431
Pay	1-day Secured Overnight Financing Rate	Annual	1.275	Annual	12/02/31	USD 170,000	(411)	(411)
Pay	1-day Secured Overnight Financing Rate	Annual	1.275	Annual	12/02/31	USD 170,000	(403)	(403)
Pay	1-day Secured Overnight Financing Rate	Annual	1.277	Annual	12/02/31	USD 170,000	(379)	(379)
Pay	1-day Secured Overnight Financing Rate	Annual	1.298	Annual	12/02/31	USD 170,000	(39)	(39)
Pay	1-day Secured Overnight Financing Rate	Annual	1.186	Annual	12/07/31	USD 112,000	(1,240)	(1,240)
Pay	1-day Secured Overnight Financing Rate	Annual	1.238	Annual	12/07/31	USD 340,000	(2,081)	(2,081)
Pay	1-day Secured Overnight Financing Rate	Annual	1.307	Annual	12/13/31	USD 170,000	31	31
Pay	1-day Secured Overnight Financing Rate	Annual	1.272	Annual	12/16/31	USD 165,000	(546)	(546)
Pay	1-day Secured Overnight Financing Rate	Annual	1.239	Annual	12/20/31	USD 85,000	(561)	(561)
Pay	1-day Secured Overnight Financing Rate	Annual	1.247	Annual	12/20/31	USD 85,000	(496)	(496)
Pay	1-day Secured Overnight Financing Rate	Annual	1.196	Annual	12/21/31	USD 90,000	(965)	(965)
Pay	1-day Secured Overnight Financing Rate	Annual	1.208	Annual	12/21/31	USD 165,000	(1,580)	(1,580)
Pay	1-day Secured Overnight Financing Rate	Annual	1.192	Annual	12/22/31	USD 82,500	(922)	(922)
Pay	3-month USD-LIBOR	Quarterly	1.775	Semi-Annual	01/26/32	USD 270,000	4,757	4,757
Pay	1-day Secured Overnight Financing Rate	Annual	1.362	Annual	05/15/47	USD 520,000	(14,481)	(14,481)
Pay	3-month USD-LIBOR	Quarterly	1.828	Semi-Annual	02/10/50	USD 120,000	2,556	2,556
Pay	3-month USD-LIBOR	Quarterly	1.250	Semi-Annual	09/08/50	USD 92,000	(10,403)	(10,403)
Pay	3-month USD-LIBOR	Quarterly	1.870	Semi-Annual	02/19/51	USD 220,000	7,296	7,296
Pay	3-month USD-LIBOR	Quarterly	1.905	Semi-Annual	02/22/51	USD 110,000	4,565	4,565
Pay	3-month USD-LIBOR	Quarterly	1.904	Semi-Annual	06/11/51	USD 50,000	2,097	2,097
Pay	1-day Secured Overnight Financing Rate	Annual	1.389	Annual	12/15/51	USD 70,000	(1,103)	(1,103)
Pay	3-month USD-LIBOR	Quarterly	1.929	Semi-Annual	12/01/56	USD 25,000	1,032	1,032
Receive	6-month EUR-EURIBOR	Semi-Annual	0.185	Annual	01/16/30	EUR 270,000	55	55
Receive	6-month EUR-EURIBOR	Semi-Annual	0.440	Annual	05/16/33	EUR 140,000	560	560
Receive	3-month USD-LIBOR	Quarterly	1.771	Semi-Annual	07/12/23	USD 8,275,000	(64,375)	(64,375)
Receive	3-month USD-LIBOR	Quarterly	0.473	Semi-Annual	10/14/23	USD 1,440,000	9,763	9,763
Receive	3-month USD-LIBOR	Quarterly	0.649	Semi-Annual	01/18/24	USD 1,630,000	10,177	10,177
Receive	3-month USD-LIBOR	Quarterly	1.059	Semi-Annual	02/24/24	USD 1,640,000	(754)	(754)
Receive	3-month USD-LIBOR	Quarterly	1.069	Semi-Annual	02/25/24	USD 1,640,000	(1,007)	(1,007)
Receive	3-month USD-LIBOR	Quarterly	1.053	Semi-Annual	02/28/24	USD 3,260,000	(600)	(600)
Receive	3-month USD-LIBOR	Quarterly	1.060	Semi-Annual	02/29/24	USD 815,000	(258)	(258)
Receive	3-month USD-LIBOR	Quarterly	0.563	Semi-Annual	03/24/24	USD 360,000	3,788	3,788
Receive	3-month USD-LIBOR	Quarterly	1.097	Semi-Annual	04/04/24	USD 410,000	—	—

See Accompanying Notes to Financial Statements

39

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.087%	Semi-Annual	04/05/24	USD 850,000	$449	$449
Receive	3-month USD-LIBOR	Quarterly	0.640	Semi-Annual	04/08/24	USD 2,910,000	27,655	27,655
Receive	3-month USD-LIBOR	Quarterly	0.649	Semi-Annual	04/11/24	USD 1,610,000	15,161	15,161
Receive	3-month USD-LIBOR	Quarterly	0.677	Semi-Annual	04/12/24	USD 1,620,000	14,413	14,413
Receive	3-month USD-LIBOR	Quarterly	0.689	Semi-Annual	04/12/24	USD 1,620,000	14,031	14,032
Receive	3-month USD-LIBOR	Quarterly	0.728	Semi-Annual	04/14/24	USD 1,010,000	8,079	8,079
Receive	3-month USD-LIBOR	Quarterly	0.789	Semi-Annual	04/14/24	USD 1,620,000	10,999	10,999
Receive	3-month USD-LIBOR	Quarterly	0.797	Semi-Annual	04/14/24	USD 1,620,000	10,719	10,719
Receive	3-month USD-LIBOR	Quarterly	0.761	Semi-Annual	04/19/24	USD 890,000	6,659	6,659
Receive	3-month USD-LIBOR	Quarterly	0.762	Semi-Annual	04/19/24	USD 890,000	6,638	6,639
Receive	3-month USD-LIBOR	Quarterly	0.808	Semi-Annual	04/20/24	USD 820,000	5,431	5,431
Receive	3-month USD-LIBOR	Quarterly	0.815	Semi-Annual	04/20/24	USD 820,000	5,324	5,324
Receive	3-month USD-LIBOR	Quarterly	0.919	Semi-Annual	04/20/24	USD 15,000	66	66
Receive	3-month USD-LIBOR	Quarterly	0.935	Semi-Annual	04/20/24	USD 1,190,000	4,884	4,884
Receive	3-month USD-LIBOR	Quarterly	0.913	Semi-Annual	04/25/24	USD 1,640,000	7,675	7,675
Receive	3-month USD-LIBOR	Quarterly	0.945	Semi-Annual	04/25/24	USD 1,633,000	6,607	6,607
Receive	3-month USD-LIBOR	Quarterly	0.975	Semi-Annual	04/26/24	USD 820,000	2,853	2,853
Receive	3-month USD-LIBOR	Quarterly	0.985	Semi-Annual	04/26/24	USD 820,000	2,694	2,694
Receive	3-month USD-LIBOR	Quarterly	0.993	Semi-Annual	04/26/24	USD 820,000	2,560	2,560
Receive	3-month USD-LIBOR	Quarterly	0.997	Semi-Annual	04/29/24	USD 820,000	2,569	2,569
Receive	3-month USD-LIBOR	Quarterly	1.007	Semi-Annual	05/03/24	USD 2,485,000	7,682	7,682
Receive	3-month USD-LIBOR	Quarterly	1.018	Semi-Annual	05/03/24	USD 2,485,000	7,166	7,166
Receive	3-month USD-LIBOR	Quarterly	1.053	Semi-Annual	05/12/24	USD 1,650,000	4,140	4,140
Receive	3-month USD-LIBOR	Quarterly	1.059	Semi-Annual	05/12/24	USD 820,000	1,963	1,963
Receive	3-month USD-LIBOR	Quarterly	1.075	Semi-Annual	05/12/24	USD 820,000	1,712	1,712
Receive	3-month USD-LIBOR	Quarterly	1.224	Semi-Annual	06/07/24	USD 820,000	(37)	(37)
Receive	3-month USD-LIBOR	Quarterly	1.252	Semi-Annual	06/07/24	USD 820,000	(491)	(491)
Receive	1-day Secured Overnight Financing Rate	Annual	1.012	Annual	06/09/24	USD 810,000	(531)	(531)
Receive	3-month USD-LIBOR	Quarterly	1.271	Semi-Annual	06/17/24	USD 810,000	(527)	(527)
Receive	3-month USD-LIBOR	Quarterly	1.277	Semi-Annual	06/17/24	USD 810,000	(615)	(615)
Receive	3-month USD-LIBOR	Quarterly	0.729	Semi-Annual	06/21/24	USD 1,500,000	15,266	15,266
Receive	3-month USD-LIBOR	Quarterly	0.744	Semi-Annual	08/12/24	USD 1,800,000	20,497	20,497
Receive	3-month USD-LIBOR	Quarterly	0.782	Semi-Annual	08/15/24	USD 990,000	10,588	10,588
Receive	3-month USD-LIBOR	Quarterly	0.623	Semi-Annual	04/14/25	USD 1,180,000	22,124	22,124
Receive	3-month USD-LIBOR	Quarterly	0.820	Semi-Annual	09/08/25	USD 540,000	8,428	8,428
Receive	3-month USD-LIBOR	Quarterly	1.548	Semi-Annual	02/25/26	USD 830,000	890	890
Receive	3-month USD-LIBOR	Quarterly	1.710	Semi-Annual	03/06/26	USD 620,000	(297)	(297)
Receive	3-month USD-LIBOR	Quarterly	1.455	Semi-Annual	05/31/26	USD 2,170,000	(6,010)	(5,879)
Receive	3-month USD-LIBOR	Quarterly	1.330	Semi-Annual	11/23/26	USD 200,000	229	229
Receive	1-day Secured Overnight Financing Rate	Annual	1.018	Annual	12/02/26	USD 630,000	2,246	2,246
Receive	1-day Secured Overnight Financing Rate	Annual	1.080	Annual	12/03/26	USD 315,000	172	172
Receive	1-day Secured Overnight Financing Rate	Annual	1.082	Annual	12/03/26	USD 315,000	141	141
Receive	1-day Secured Overnight Financing Rate	Annual	1.038	Annual	12/06/26	USD 390,000	1,070	1,070
Receive	1-day Secured Overnight Financing Rate	Annual	1.030	Annual	12/20/26	USD 310,000	1,139	1,139
Receive	1-day Secured Overnight Financing Rate	Annual	1.092	Annual	12/23/26	USD 310,000	222	222
Receive	3-month USD-LIBOR	Quarterly	1.350	Semi-Annual	01/10/27	USD 380,000	376	376
Receive	3-month USD-LIBOR	Quarterly	1.425	Semi-Annual	01/10/27	USD 400,000	(1,066)	(1,066)
Receive	3-month USD-LIBOR	Quarterly	1.400	Semi-Annual	01/12/27	USD 610,000	(844)	(844)
Receive	1-day Secured Overnight Financing Rate	Annual	1.168	Annual	03/09/27	USD 660,000	(93)	(93)
Receive	3-month USD-LIBOR	Quarterly	1.445	Semi-Annual	04/12/27	USD 650,000	18	18
Receive	3-month USD-LIBOR	Quarterly	1.285	Semi-Annual	04/20/27	USD 610,000	4,935	4,935
Receive	1-day Secured Overnight Financing Rate	Annual	1.239	Annual	06/29/27	USD 165,000	(6)	(6)
Receive	1-day Secured Overnight Financing Rate	Annual	1.247	Annual	06/29/27	USD 165,000	(70)	(70)
Receive	3-month USD-LIBOR	Quarterly	0.512	Semi-Annual	08/17/27	USD 230,000	11,118	11,118

See Accompanying Notes to Financial Statements

40

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	0.845%	Semi-Annual	11/15/27	USD 470,000	$15,118	$15,112
Receive	1-day Secured Overnight Financing Rate	Annual	1.245	Annual	11/15/27	USD 420,000	1,279	1,279
Receive	3-month USD-LIBOR	Quarterly	1.271	Semi-Annual	02/15/28	USD 1,350,000	12,196	12,196
Receive	1-day Secured Overnight Financing Rate	Annual	1.355	Annual	11/15/28	USD 2,940,000	(20,317)	(17,530)
Receive	3-month USD-LIBOR	Quarterly	0.648	Semi-Annual	06/02/30	USD 440,000	31,000	31,000
Receive	3-month USD-LIBOR	Quarterly	2.788	Semi-Annual	03/10/31	USD 522,000	(56,309)	(56,309)
Receive	3-month USD-LIBOR	Quarterly	2.504	Semi-Annual	03/20/31	USD 3,000	(101)	(101)
Receive	1-day Secured Overnight Financing Rate	Annual	1.520	Annual	08/15/31	USD 570,000	(9,422)	(9,422)
Receive	3-month USD-LIBOR	Quarterly	1.429	Semi-Annual	09/21/31	USD 490,000	6,173	6,173
Receive	3-month USD-LIBOR	Quarterly	1.391	Semi-Annual	09/22/31	USD 270,000	4,341	4,341
Receive	3-month USD-LIBOR	Quarterly	1.521	Semi-Annual	09/24/31	USD 990,000	4,165	4,165
Receive	3-month USD-LIBOR	Quarterly	1.775	Semi-Annual	10/18/31	USD 540,000	(10,306)	(10,306)
Receive	1-day Secured Overnight Financing Rate	Annual	1.424	Annual	11/18/31	USD 230,000	(2,848)	(2,848)
Receive	1-day Secured Overnight Financing Rate	Annual	1.452	Annual	11/19/31	USD 90,000	(1,351)	(1,351)
Receive	1-day Secured Overnight Financing Rate	Annual	1.401	Annual	11/22/31	USD 210,000	(2,110)	(2,110)
Receive	1-day Secured Overnight Financing Rate	Annual	1.431	Annual	11/22/31	USD 210,000	(2,717)	(2,717)
Receive	1-day Secured Overnight Financing Rate	Annual	1.421	Annual	11/24/31	USD 170,000	(2,019)	(2,019)
Receive	1-day Secured Overnight Financing Rate	Annual	1.442	Annual	11/24/31	USD 170,000	(2,359)	(2,359)
Receive	1-day Secured Overnight Financing Rate	Annual	1.477	Annual	11/26/31	USD 230,000	(3,939)	(3,939)
Receive	1-day Secured Overnight Financing Rate	Annual	1.333	Annual	12/10/31	USD 170,000	(469)	(468)
Receive	1-day Secured Overnight Financing Rate	Annual	1.314	Annual	12/28/31	USD 170,000	(27)	(27)
Receive	1-day Secured Overnight Financing Rate	Annual	1.357	Annual	12/31/31	USD 83,000	(347)	(347)
Receive	1-day Secured Overnight Financing Rate	Annual	1.367	Annual	12/31/31	USD 82,000	(416)	(416)
Receive	1-day Secured Overnight Financing Rate	Annual	1.354	Annual	01/03/32	USD 82,000	(303)	(303)
Receive	1-day Secured Overnight Financing Rate	Annual	1.311	Annual	01/04/32	USD 83,000	—	—
Receive	1-day Secured Overnight Financing Rate	Annual	1.310	Annual	01/26/32	USD 196,000	278	278
Receive	3-month USD-LIBOR	Quarterly	1.594	Semi-Annual	02/22/32	USD 550,000	351	351
Receive	3-month USD-LIBOR	Quarterly	1.621	Semi-Annual	02/22/32	USD 275,000	(522)	(522)
Receive	3-month USD-LIBOR	Quarterly	0.760	Semi-Annual	05/03/32	USD 800,000	65,498	65,498
Receive	3-month USD-LIBOR	Quarterly	0.765	Semi-Annual	05/04/32	USD 820,000	66,789	66,789
Receive	3-month USD-LIBOR	Quarterly	0.770	Semi-Annual	05/06/32	USD 190,000	15,401	15,401
Receive	3-month USD-LIBOR	Quarterly	1.645	Semi-Annual	08/22/34	USD 300,000	4,394	4,394
Receive	3-month USD-LIBOR	Quarterly	1.907	Semi-Annual	10/21/34	USD 320,000	(2,734)	(2,734)
Receive	3-month USD-LIBOR	Quarterly	1.921	Semi-Annual	10/22/34	USD 300,000	(2,940)	(2,940)
Receive	3-month USD-LIBOR	Quarterly	1.982	Semi-Annual	10/23/34	USD 15,000	(229)	(229)
Receive	3-month USD-LIBOR	Quarterly	0.973	Semi-Annual	08/17/40	USD 150,000	18,954	18,954
Receive	3-month USD-LIBOR	Quarterly	2.110	Semi-Annual	11/15/44	USD 90,000	(1,350)	(1,350)
Receive	1-day Secured Overnight Financing Rate	Annual	1.473	Annual	05/15/47	USD 170,000	749	749
Receive	1-day Secured Overnight Financing Rate	Annual	1.640	Annual	05/15/47	USD 980,000	(30,458)	(23,853)
Receive	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/05/49	USD 140,000	(6,185)	(6,185)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	08/16/49	USD 130,000	393	393
Receive	3-month USD-LIBOR	Quarterly	1.667	Semi-Annual	08/17/49	USD 100,000	603	603
Receive	3-month USD-LIBOR	Quarterly	1.090	Semi-Annual	06/20/52	USD 160,000	25,428	25,428
Receive	3-month USD-LIBOR	Quarterly	1.136	Semi-Annual	06/20/52	USD 160,000	23,654	23,654

See Accompanying Notes to Financial Statements

41

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	0.881%	Semi-Annual	07/12/53	USD 160,000	$33,876	$33,872
							$318,637	$325,355

At December 31, 2021, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.793%	At Termination Date	07/15/51	EUR 130,000	$(33,017)	$(33,017)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.886	At Termination Date	08/15/51	EUR 260,000	(53,060)	(53,060)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.132	At Termination Date	10/15/51	EUR 180,000	(11,715)	(11,715)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.205	At Termination Date	10/15/51	EUR 835,000	(19,628)	(19,628)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.221	At Termination Date	10/15/51	EUR 180,000	(2,545)	(2,545)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.277	At Termination Date	10/15/51	EUR 180,000	3,287	3,287
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.320	At Termination Date	10/15/51	EUR 175,000	7,602	7,602
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.206	At Termination Date	11/15/51	EUR 75,000	(1,733)	(1,910)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.096	At Termination Date	12/15/51	EUR 40,000	(3,266)	(3,266)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.125	At Termination Date	12/15/51	EUR 135,000	(8,864)	(8,864)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.170	At Termination Date	12/15/51	EUR 135,000	(5,430)	(5,430)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.574	At Termination Date	10/15/30	GBP 1,415,000	(210,038)	(211,479)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.746	At Termination Date	04/15/31	GBP 400,000	(51,549)	(51,549)
Pay	U.K. RPI All Items Monthly	At Termination Date	4.415	At Termination Date	11/15/31	GBP 440,000	12,014	12,014
Pay	U.K. RPI All Items Monthly	At Termination Date	4.265	At Termination Date	12/15/31	GBP 600,000	10,053	11,714
Pay	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	10/15/39	GBP 2,025,000	(388,352)	(388,352)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.310	At Termination Date	01/15/40	GBP 900,000	(209,863)	(209,863)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.341	At Termination Date	01/15/40	GBP 800,000	(175,965)	(175,965)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.336	At Termination Date	11/15/40	GBP 310,000	(82,123)	(82,144)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.560	At Termination Date	03/15/41	GBP 330,000	(57,510)	(57,510)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.270	At Termination Date	10/15/44	GBP 1,560,000	(381,827)	(381,826)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.220	At Termination Date	01/15/45	GBP 700,000	(205,909)	(205,909)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.239	At Termination Date	01/15/45	GBP 600,000	(169,794)	(169,794)

See Accompanying Notes to Financial Statements

42

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.755%	At Termination Date	10/22/31	USD 290,000	$(3,221)	$(3,221)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.827	At Termination Date	10/25/31	USD 290,000	(860)	(860)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.855	At Termination Date	10/26/31	USD 290,000	54	54
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.890	At Termination Date	10/28/31	USD 290,000	1,201	1,201
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.825	At Termination Date	11/03/31	USD 560,000	(1,792)	(1,792)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.628	At Termination Date	11/15/51	USD 195,000	5,218	5,218
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.676	At Termination Date	11/17/51	USD 195,000	9,090	9,090
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.626	At Termination Date	11/22/51	USD 60,000	1,568	1,568
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.613	At Termination Date	11/24/51	USD 200,000	4,174	4,174
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.956	At Termination Date	10/15/31	EUR 180,000	3,372	3,372
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.044	At Termination Date	10/15/31	EUR 180,000	1,234	1,234
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.091	At Termination Date	10/15/31	EUR 180,000	85	85
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.134	At Termination Date	10/15/31	EUR 175,000	(944)	(944)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.004	At Termination Date	11/15/31	EUR 330,000	3,912	3,961
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.127	At Termination Date	11/15/51	EUR 135,000	9,182	9,182
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.170	At Termination Date	11/15/51	EUR 50,000	2,185	2,185
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.184	At Termination Date	11/15/51	EUR 130,000	4,658	4,658
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.194	At Termination Date	11/15/51	EUR 135,000	4,049	4,049
Receive	U.K. RPI All Items Monthly	At Termination Date	3.623	At Termination Date	04/15/31	GBP 560,000	84,041	84,041
Receive	U.K. RPI All Items Monthly	At Termination Date	4.228	At Termination Date	12/15/31	GBP 440,000	(4,416)	(4,416)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.420	At Termination Date	10/15/34	GBP 2,025,000	298,294	298,294
Receive	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	01/15/35	GBP 900,000	164,117	164,117
Receive	U.K. RPI All Items Monthly	At Termination Date	3.390	At Termination Date	01/15/35	GBP 800,000	139,007	139,007
Receive	U.K. RPI All Items Monthly	At Termination Date	3.725	At Termination Date	12/15/41	GBP 300,000	9,725	9,033

See Accompanying Notes to Financial Statements

43

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.774%	At Termination Date	12/15/41	GBP 165,000	$1,673	$2,412
Receive	U.K. RPI All Items Monthly	At Termination Date	3.855	At Termination Date	12/15/41	GBP 165,000	(4,536)	(4,536)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.160	At Termination Date	10/15/49	GBP 1,560,000	475,696	475,696
Receive	U.K. RPI All Items Monthly	At Termination Date	3.111	At Termination Date	01/15/50	GBP 700,000	253,898	253,898
Receive	U.K. RPI All Items Monthly	At Termination Date	3.133	At Termination Date	01/15/50	GBP 600,000	207,697	207,697
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD 9,000,000	387,301	387,301
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.957	At Termination Date	02/06/24	USD 12,000,000	825,096	825,096
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.339	At Termination Date	02/17/24	USD 5,300,000	320,711	320,711
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD 3,000,000	211,102	211,102
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD 4,900,000	259,516	259,516
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD 3,500,000	248,121	248,121
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.829	At Termination Date	07/31/24	USD 600,000	47,628	47,628
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706	At Termination Date	08/12/24	USD 1,300,000	112,812	112,812
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD 4,500,000	219,097	219,097
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD 1,650,000	213,419	213,419
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.908	At Termination Date	05/24/25	USD 4,500,000	395,667	395,667
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.658	At Termination Date	06/29/25	USD 3,900,000	173,122	173,122
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.783	At Termination Date	11/04/25	USD 1,300,000	132,285	132,238
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD 1,600,000	123,177	123,177
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.534	At Termination Date	04/01/26	USD 16,750,000	1,018,223	1,018,223
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.600	At Termination Date	06/17/26	USD 5,495,000	274,879	274,879
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.853	At Termination Date	06/28/26	USD 450,000	44,302	44,302
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.687	At Termination Date	08/31/26	USD 5,050,000	145,920	145,920
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.136	At Termination Date	11/10/26	USD 1,700,000	956	956

See Accompanying Notes to Financial Statements

44

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.045%	At Termination Date	12/02/26	USD 2,165,000	$10,244	$10,244
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.894	At Termination Date	12/14/26	USD 1,490,000	13,857	13,857
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.285	At Termination Date	05/05/30	USD 4,860,000	907,195	907,195
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.983	At Termination Date	10/13/30	USD 1,430,000	181,599	181,541
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.468	At Termination Date	04/19/31	USD 535,000	37,969	37,969
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.530	At Termination Date	09/02/31	USD 1,850,000	74,297	74,297
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.813	At Termination Date	11/02/31	USD 2,570,000	11,886	11,886
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.570	At Termination Date	10/22/51	USD 290,000	(788)	(788)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.606	At Termination Date	10/25/51	USD 1,255,000	(21,758)	(21,758)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.624	At Termination Date	10/25/51	USD 290,000	(7,161)	(7,161)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.620	At Termination Date	10/26/51	USD 290,000	(6,689)	(6,689)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.625	At Termination Date	10/28/51	USD 290,000	(7,300)	(7,300)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.540	At Termination Date	11/03/51	USD 165,000	1,519	1,519
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.445	At Termination Date	12/20/51	USD 200,000	7,795	7,795
							$5,985,128	$5,985,142

At December 31, 2021, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560%	At Termination Date	01/15/23	USD 10,250,000	$933,191	$—	$933,191
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	4.167	At Termination Date	07/15/23	USD 5,500,000	(22,308)	—	(22,308)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD 5,500,000	530,459	—	530,459
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.562	At Termination Date	01/15/25	USD 14,500,000	(120,993)	—	(120,993)

See Accompanying Notes to Financial Statements

45

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.410%	At Termination Date	01/15/26	USD 3,600,000	$(37,525)	$—	$(37,525)
								$1,282,824	$—	$1,282,824

At December 31, 2021, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
U.S. Treasury 10-Year Note	Call	01/21/22	131.00 USD	17	USD 2,217,969	$9,588	$5,844
						$9,588	$5,844

At December 31, 2021, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
U.S. Treasury 10-Year Note	Call	01/21/22	132.00 USD	17	USD 2,217,969	$ 3,959	$(1,859)
						$ 3,959	$(1,859)

At December 31, 2021, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.950%	3-month USD-LIBOR	03/12/24	USD 870,000	$39,215	$101,041
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.978%	3-month USD-LIBOR	03/07/24	USD 874,500	40,205	103,486
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.052%	3-month USD-LIBOR	01/10/29	USD 220,000	12,430	26,782
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.083%	3-month USD-LIBOR	01/29/29	USD 220,000	12,496	27,232
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD 570,000	26,505	71,469
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.492%	3-month USD-LIBOR	02/25/25	USD 550,000	28,889	17,441
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.824%	3-month USD-LIBOR	01/31/39	USD 120,000	6,149	13,357
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.978%	3-month USD-LIBOR	01/31/29	USD 100,000	5,780	11,691
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD 10,000	493	1,192
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.890%	3-month USD-LIBOR	04/30/25	USD 360,000	19,422	5,638
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.423%	3-month USD-LIBOR	06/05/25	USD 255,000	13,668	7,765
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.550%	3-month USD-LIBOR	07/29/24	USD 750,000	27,225	23,363
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.938%	3-month USD-LIBOR	11/15/23	USD 990,000	39,724	44,629
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.602%	3-month USD-LIBOR	04/07/26	USD 620,000	34,689	57,787
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.283%	3-month USD-LIBOR	06/04/25	USD 255,000	13,795	6,598
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.675%	3-month USD-LIBOR	07/22/24	USD 490,000	21,756	17,730
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.970%	3-month USD-LIBOR	06/24/24	USD 420,000	19,194	21,087
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.000%	3-month USD-LIBOR	06/28/24	USD 420,000	18,501	21,794
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.860%	3-month USD-LIBOR	02/22/39	USD 232,500	11,503	26,332
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD 200,000	9,400	23,839
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.680%	3-month USD-LIBOR	08/02/24	USD 490,000	21,970	17,910

See Accompanying Notes to Financial Statements

46

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.037%	3-month USD-LIBOR	01/11/29	USD 220,000	$12,523	$26,562
Call on 30-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.705%	3-month USD-LIBOR	05/31/22	USD 290,000	16,429	12,164
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.200%	3-month USD-LIBOR	04/28/22	USD 3,320,000	32,503	11,461
Call on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.540%	3-month USD-LIBOR	08/03/22	USD 1,500,000	19,200	17,843
Call on 5-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.324%	3-month USD-LIBOR	07/01/22	USD 2,880,000	32,724	18,593
Call on 5-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.525%	3-month USD-LIBOR	04/05/22	USD 1,210,000	17,636	12,216
Call on 5-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.385%	3-month USD-LIBOR	04/08/22	USD 2,360,000	35,211	15,095
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	1.042%	1-day Overnight Tokyo Average Rate	06/29/22	JPY 692,890,000	—	31
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.250%	3-month USD-LIBOR	08/08/22	USD 960,000	22,728	6,282
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.950%	3-month USD-LIBOR	03/12/24	USD 870,000	39,215	9,326
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.978%	3-month USD-LIBOR	03/07/24	USD 874,500	40,205	9,030
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	3.052%	3-month USD-LIBOR	01/10/29	USD 220,000	12,430	5,982
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	3.083%	3-month USD-LIBOR	01/29/29	USD 220,000	12,496	5,882
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD 570,000	26,505	17,937
Put on 10-Year Interest Rate Swap(3)	Citibank N.A.	Pay	1.492%	3-month USD-LIBOR	02/25/25	USD 550,000	28,889	33,816
Put on 10-Year Interest Rate Swap(3)	Citibank N.A.	Pay	2.824%	3-month USD-LIBOR	01/31/39	USD 120,000	6,025	4,326
Put on 10-Year Interest Rate Swap(3)	Citibank N.A.	Pay	2.978%	3-month USD-LIBOR	01/31/29	USD 100,000	5,778	2,876
Put on 10-Year Interest Rate Swap(3)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD 10,000	461	333
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.890%	3-month USD-LIBOR	04/30/25	USD 360,000	19,422	35,897
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.423%	3-month USD-LIBOR	06/05/25	USD 255,000	13,668	17,122
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.800%	3-month USD-LIBOR	08/05/24	USD 1,080,000	42,552	46,002
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.938%	3-month USD-LIBOR	11/15/23	USD 990,000	39,724	30,435
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	2.602%	3-month USD-LIBOR	04/07/26	USD 620,000	34,689	17,237
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.283%	3-month USD-LIBOR	06/04/25	USD 255,000	13,795	19,132
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.675%	3-month USD-LIBOR	07/22/24	USD 490,000	21,756	23,460
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.970%	3-month USD-LIBOR	06/24/24	USD 420,000	19,194	14,682
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	2.000%	3-month USD-LIBOR	06/28/24	USD 420,000	18,501	14,269
Put on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	2.250%	3-month USD-LIBOR	08/02/22	USD 950,000	25,650	5,995
Put on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	2.860%	3-month USD-LIBOR	02/22/39	USD 232,500	11,503	8,221
Put on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD 200,000	9,400	6,664
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.680%	3-month USD-LIBOR	08/02/24	USD 490,000	21,970	23,472
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/13/24	USD 930,000	41,811	18,294
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/20/24	USD 930,000	37,600	18,415
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	3.037%	3-month USD-LIBOR	01/11/29	USD 220,000	12,523	6,049
Put on 30-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.850%	3-month USD-LIBOR	05/09/22	USD 1,170,000	67,934	1,584

See Accompanying Notes to Financial Statements

47

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 30-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.705%	3-month USD-LIBOR	05/31/22	USD 290,000	$16,429	$15,103
Put on 5-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.250%	3-month USD-LIBOR	07/15/22	USD 3,630,000	43,016	65,922
Put on 5-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.540%	3-month USD-LIBOR	08/03/22	USD 1,500,000	19,200	16,757
Put on 5-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.324%	3-month USD-LIBOR	07/01/22	USD 2,880,000	32,724	44,001
Put on 5-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.335%	3-month USD-LIBOR	01/19/22	USD 1,225,000	7,381	5,487
Put on 5-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.450%	3-month USD-LIBOR	07/06/22	USD 2,880,000	26,675	34,753
Put on 5-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.525%	3-month USD-LIBOR	04/05/22	USD 1,210,000	17,636	7,357
Put on 5-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.385%	3-month USD-LIBOR	04/08/22	USD 2,360,000	34,236	22,036
							$1,432,956	$1,376,264

At December 31, 2021, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year interest Rate Swap(3)	Barclays Bank PLC	Pay	3.050%	3-month USD-LIBOR	03/12/29	USD 700,000	$37,135	$(85,060)
Call on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.248%	3-month USD-LIBOR	01/27/22	USD 600,000	14,130	(252)
Call on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.438%	3-month USD-LIBOR	01/09/23	USD 870,000	28,362	(14,150)
Call on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.620%	3-month USD-LIBOR	02/18/22	USD 580,000	15,384	(6,639)
Call on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.012%	3-month USD-LIBOR	03/01/23	USD 900,000	34,290	(40,619)
Call on 10-Year Interest Rate Swap(3)	Citibank N.A.	Pay	1.254%	3-month USD-LIBOR	12/30/22	USD 470,000	15,498	(5,067)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.740%	3-month USD-LIBOR	05/02/22	USD 550,000	19,030	(374)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.000%	3-month USD-LIBOR	01/27/22	USD 660,000	9,042	(19)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.064%	3-month USD-LIBOR	10/11/22	USD 460,000	15,473	(2,633)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.400%	3-month USD-LIBOR	03/01/22	USD 680,000	3,604	(3,008)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.795%	3-month USD-LIBOR	10/13/22	USD 670,000	18,241	(20,085)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.800%	3-month USD-LIBOR	10/07/22	USD 670,000	18,425	(20,173)
Call on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.848%	3-month USD-LIBOR	11/15/22	USD 1,380,000	40,779	(46,320)
Call on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.233%	3-month USD-LIBOR	12/16/22	USD 427,500	13,979	(4,289)
Call on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.245%	3-month USD-LIBOR	12/16/22	USD 427,500	13,979	(4,412)
Call on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.400%	3-month USD-LIBOR	06/07/22	USD 775,000	7,362	(7,231)
Call on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.421%	1-day Secured Overnight Financing Rate	12/15/22	USD 1,090,000	30,629	(27,668)
Call on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.450%	1-day Secured Overnight Financing Rate	12/05/22	USD 680,000	20,740	(18,019)
Call on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.433%	1-day Secured Overnight Financing Rate	12/13/22	USD 1,090,000	30,847	(28,242)
Call on 10-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.525%	3-month USD-LIBOR	09/01/22	USD 1,310,000	34,764	(21,302)
Call on 2-Year Interest Rate Swap(3)	Citibank N.A.	Pay	0.518%	3-month USD-LIBOR	03/03/22	USD 3,045,000	8,869	(272)

See Accompanying Notes to Financial Statements

48

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 2-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.508%	3-month USD-LIBOR	03/01/22	USD 5,910,000	$18,543	$(470)
Call on 2-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.562%	3-month USD-LIBOR	03/21/22	USD 3,045,000	10,239	(520)
Call on 2-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.568%	3-month USD-LIBOR	03/23/22	USD 5,960,000	19,370	(1,084)
Call on 2-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.020%	3-month USD-LIBOR	05/03/22	USD 4,500,000	17,775	(9,373)
Call on 2-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.606%	3-month USD-LIBOR	04/01/22	USD 8,750,000	20,825	(2,163)
Call on 2-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	0.508%	3-month USD-LIBOR	01/10/22	USD 6,630,000	19,669	—
Call on 2-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.235%	3-month USD-LIBOR	10/25/22	USD 2,160,000	12,906	(7,903)
Call on 2-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.238%	3-month USD-LIBOR	10/25/22	USD 3,230,000	19,219	(11,889)
Call on 2-Year Interest Rate Swap(3)	Morgan Stanley & Co. International PLC	Pay	1.250%	3-month USD-LIBOR	11/04/22	USD 3,195,000	17,573	(12,018)
Call on 30-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	2.000%	3-month USD-LIBOR	09/30/24	USD 220,000	22,825	(29,332)
Call on 30-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	1.848%	3-month USD-LIBOR	09/17/24	USD 310,000	32,317	(34,887)
Call on 30-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.375%	1-day Secured Overnight Financing Rate	12/02/26	USD 120,000	16,692	(12,968)
Call on 30-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	1.975%	3-month USD-LIBOR	10/19/26	USD 130,000	16,380	(19,738)
Call on 5-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	0.900%	3-month USD-LIBOR	04/22/22	USD 1,660,000	8,632	(1,507)
Call on 5-Year Interest Rate Swap(3)	Deutsche Bank AG	Pay	0.900%	3-month USD-LIBOR	04/28/22	USD 4,990,000	22,284	(4,835)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.050%	3-month USD-LIBOR	03/12/29	USD 700,000	37,135	(19,324)
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Receive	0.700%	6-month EUR-EURIBOR	05/15/23	EUR 1,070,000	28,654	(25,334)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.248%	3-month USD-LIBOR	01/27/22	USD 600,000	14,130	(19,520)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.438%	3-month USD-LIBOR	01/09/23	USD 870,000	28,362	(37,262)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.620%	3-month USD-LIBOR	02/18/22	USD 580,000	15,384	(5,593)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.012%	3-month USD-LIBOR	03/01/23	USD 900,000	34,290	(17,756)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.100%	3-month USD-LIBOR	01/06/22	USD 900,000	20,644	—
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	01/10/22	USD 890,000	20,692	—
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	05/09/22	USD 2,550,000	73,975	(2,014)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	08/08/22	USD 960,000	11,568	(2,221)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.250%	3-month USD-LIBOR	08/08/22	USD 960,000	5,712	(860)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.254%	3-month USD-LIBOR	12/30/22	USD 470,000	15,498	(25,490)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.740%	3-month USD-LIBOR	05/02/22	USD 550,000	19,030	(46,454)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.064%	3-month USD-LIBOR	10/11/22	USD 460,000	15,473	(29,735)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.500%	3-month USD-LIBOR	01/27/22	USD 660,000	9,042	(8,277)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.570%	1-day Secured Overnight Financing Rate	03/01/22	USD 830,000	3,922	(2,358)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	02/28/22	USD 600,000	10,950	(7,105)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.795%	3-month USD-LIBOR	10/13/22	USD 670,000	18,241	(14,089)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.800%	3-month USD-LIBOR	10/07/22	USD 670,000	18,425	(13,757)

See Accompanying Notes to Financial Statements

49

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.848%	3-month USD-LIBOR	11/15/22	USD 1,380,000	$40,779	$(28,532)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.233%	3-month USD-LIBOR	12/16/22	USD 427,500	13,979	(23,564)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.245%	3-month USD-LIBOR	12/16/22	USD 427,500	13,979	(23,191)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.421%	1-day Secured Overnight Financing Rate	12/15/22	USD 1,090,000	30,629	(31,549)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.450%	1-day Secured Overnight Financing Rate	12/05/22	USD 680,000	20,740	(18,463)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.400%	3-month USD-LIBOR	06/07/22	USD 775,000	8,680	(2,211)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.750%	3-month USD-LIBOR	08/02/22	USD 950,000	13,015	(2,087)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.250%	3-month USD-LIBOR	08/02/22	USD 950,000	6,222	(797)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.433%	1-day Secured Overnight Financing Rate	12/13/22	USD 1,090,000	30,847	(30,844)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.525%	3-month USD-LIBOR	09/01/22	USD 1,310,000	34,764	(40,772)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.250%	3-month USD-LIBOR	08/20/24	USD 980,000	29,054	(26,576)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/13/24	USD 930,000	25,539	(10,693)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/20/24	USD 930,000	22,714	(10,785)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/13/24	USD 930,000	15,565	(6,363)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/20/24	USD 930,000	13,630	(6,429)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	0.518%	3-month USD-LIBOR	03/03/22	USD 3,045,000	8,869	(32,856)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	0.562%	3-month USD-LIBOR	03/21/22	USD 3,045,000	10,239	(32,485)
Put on 2-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.500%	3-month USD-LIBOR	01/19/22	USD 1,770,000	3,328	(16,539)
Put on 2-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.508%	3-month USD-LIBOR	03/01/22	USD 5,910,000	18,543	(64,369)
Put on 2-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.568%	3-month USD-LIBOR	03/23/22	USD 5,960,000	19,370	(63,189)
Put on 2-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.750%	3-month USD-LIBOR	02/25/22	USD 4,490,000	10,566	(28,202)
Put on 2-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.020%	3-month USD-LIBOR	05/03/22	USD 4,500,000	17,775	(22,561)
Put on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	0.606%	3-month USD-LIBOR	04/01/22	USD 8,750,000	20,825	(90,156)
Put on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	0.740%	3-month USD-LIBOR	04/06/22	USD 8,750,000	14,000	(70,631)
Put on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.480%	3-month USD-LIBOR	11/02/22	USD 1,930,000	9,747	(9,855)
Put on 2-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	0.508%	3-month USD-LIBOR	01/10/22	USD 6,630,000	18,640	(58,363)
Put on 2-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.235%	3-month USD-LIBOR	10/25/22	USD 2,160,000	12,906	(15,640)
Put on 2-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.238%	3-month USD-LIBOR	10/25/22	USD 3,230,000	19,218	(23,300)
Put on 2-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.250%	3-month USD-LIBOR	11/04/22	USD 3,195,000	17,573	(23,342)
Put on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.000%	3-month USD-LIBOR	09/30/24	USD 220,000	22,825	(17,460)
Put on 30-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.848%	3-month USD-LIBOR	09/17/24	USD 310,000	32,317	(29,131)
Put on 30-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.375%	1-day Secured Overnight Financing Rate	12/02/26	USD 120,000	16,692	(16,951)
Put on 30-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.975%	3-month USD-LIBOR	10/19/26	USD 130,000	16,380	(13,041)

See Accompanying Notes to Financial Statements

50

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 5-Year Interest Rate Swap(4)	Goldman Sachs International	Receive	0.270%	6-month EUR-EURIBOR	04/19/22	EUR 2,830,000	$9,036	$(10,957)
							$1,725,923	$(1,683,554)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.
(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(4)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

Currency Abbreviations

AUD — Australian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

NZD — New Zealand Dollar

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,382,108
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	114,662
Interest rate contracts	Variation margin receivable on futures contracts**	419,059
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	9,035,053
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,463,650
Total Asset Derivatives		$12,414,532
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$43,132
Interest rate contracts	Variation margin payable on futures contracts**	661,282
Interest rate contracts	Variation margin payable on centrally cleared swaps**	2,905,383
Interest rate contracts	Written options, at fair value	1,685,413
Total Liability Derivatives		$5,295,210

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the

Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(14,122)	$486,557	$—	$—	$ —	$ 472,435
Interest rate contracts	6,082	—	(340,900)	2,067,768	368,489	2,101,439
Total	$ (8,040)	$486,557	$(340,900)	$2,067,768	$368,489	$2,573,874

See Accompanying Notes to Financial Statements

51

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$ —	$308,830	$—	$—	$ —	$ 308,830
Interest rate contracts	(70,008)	—	(304,458)	5,651,419	(171,019)	5,105,934
Total	$ (70,008)	$308,830	$(304,458)	$5,651,419	$(171,019)	$5,414,764

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	Standard Chartered Bank	Toronto Dominion Securities	UBS AG	Totals
Assets:
Purchased options	$—	$451,986	$85,032	$359,203	$138,752	$193,458	$147,833	$—	$—	$ —	$ 1,376,264
Forward foreign currency contracts	—	—	—	—	—	—	—	114,004	563	95	114,662
OTC Interest rate swaps	—	—	1,463,650	—	—	—	—	—	—	—	1,463,650
Total Assets	$—	$451,986	$1,548,682	$359,203	$138,752	$193,458	$147,833	$114,004	$563	$ 95	$ 2,954,576
Liabilities:
Forward foreign currency contracts	$16,650	$—	$—	$—	$—	$—	$—	$21,649	$3,127	$ 1,706	$ 43,132
OTC Interest rate swaps	—	—	180,826	—	—	—	—	—	—	—	180,826
Written options	—	324,903	63,685	550,564	96,332	313,609	334,461	—	—	—	1,683,554
Total Liabilities	$16,650	$324,903	$244,511	$550,564	$96,332	$313,609	$334,461	$21,649	$3,127	$ 1,706	$ 1,907,512
Net OTC derivative instruments by counterparty, at fair value	$(16,650)	$127,083	$1,304,171	$(191,361)	$42,420	$(120,151)	$(186,628)	$92,355	$(2,564)	$(1,611)	$ 1,047,064
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(127,083)	$(1,304,171)	$191,361	$(40,000)	$120,000	$40,000	$—	$—	$ —	$(1,119,893)
Net Exposure(1)(2)	$(16,650)	$—	$—	$—	$2,420	$(151)	$(146,628)	$92,355	$(2,564)	$(1,611)	$(72,829)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2021, the Portfolio had pledged $200,000 in cash collateral to Deutsche Bank AG. In addition, the Portfolio had received $142,000 and $1,350,000 in cash collateral from Barclays Bank PLC and Citibank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $326,425,696.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$30,276,276
Gross Unrealized Depreciation	(5,340,730)
Net Unrealized Appreciation	$24,935,546

See Accompanying Notes to Financial Statements

52

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.9%
		Consumer, Cyclical: 3.2%
3,010,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	$3,289,273	1.0
1,335,000		General Motors Co., 6.250%, 10/02/2043	1,830,763	0.5
920,000		General Motors Co., 6.800%, 10/01/2027	1,130,060	0.3
4,605,000		General Motors Financial Co., Inc., 1.250%, (SOFRRATE + 1.200%), 11/17/2023	4,655,751	1.4
			10,905,847	3.2

		Energy: 4.6%
6,245,000		Marathon Oil Corp., 6.600%, 10/01/2037	8,173,695	2.4
3,905,000		Occidental Petroleum Corp., 3.500%, 08/15/2029	4,018,362	1.2
3,610,000		Petroleos Mexicanos, 7.690%, 01/23/2050	3,490,780	1.0
			15,682,837	4.6

		Financial: 11.2%
5,510,000	(1)	Athene Global Funding, 0.750%, (SOFRRATE + 0.700%), 05/24/2024	5,526,978	1.6
5,635,000		Bank of Montreal, 0.730%, (SOFRRATE + 0.680%), 03/10/2023	5,662,884	1.6
7,100,000		Bank of Nova Scotia/The, 0.600%, (SOFRRATE + 0.550%), 09/15/2023	7,124,784	2.1
2,280,000	(1)	Blue Owl Finance LLC, 3.125%, 06/10/2031	2,233,524	0.6
5,095,000		Canadian Imperial Bank of Commerce, 0.850%, (SOFRRATE + 0.800%), 03/17/2023	5,122,824	1.5
6,990,000	(1)	Commonwealth Bank of Australia, 0.449%, (SOFRRATE + 0.400%), 07/07/2025	7,001,115	2.0
2,695,000		Golub Capital BDC, Inc., 2.500%, 08/24/2026	2,651,328	0.8
3,300,000	(1)	Metropolitan Life Global Funding I, 0.619%, (SOFRRATE + 0.570%), 01/13/2023	3,313,772	1.0
			38,637,209	11.2

		Industrial: 3.2%
1,230,000		Boeing Co/The, 3.950%, 08/01/2059	1,281,564	0.4
800,000		Boeing Co/The, 5.705%, 05/01/2040	1,029,010	0.3
2,065,000		Boeing Co/The, 5.805%, 05/01/2050	2,801,599	0.8
1,225,000		Boeing Co/The, 5.930%, 05/01/2060	1,704,618	0.5
4,280,000		Caterpillar Financial Services Corp., 0.200%, (SOFRRATE + 0.150%), 11/17/2022	4,275,312	1.2
			11,092,103	3.2
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: 2.0%
5,885,000		Dell International LLC / EMC Corp., 5.300%, 10/01/2029	$6,905,149	2.0

		Utilities: 1.7%
2,960,000	(1)	AES Corp./The, 3.950%, 07/15/2030	3,159,282	0.9
2,530,000	(1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	2,638,284	0.8
			5,797,566	1.7
		Total Corporate Bonds/Notes (Cost $83,683,569)	89,020,711	25.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.5%
608,081	(1),(2)	Angel Oak Mortgage Trust 2019-6 A1, 2.620%, 11/25/2059	607,953	0.2
230,883	(1),(2)	Angel Oak Mortgage Trust I LLC 2019-2 A1, 3.628%, 03/25/2049	231,994	0.1
851,027	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	852,149	0.2
		Total Collateralized Mortgage Obligations (Cost $1,666,338)	1,692,096	0.5

U.S. TREASURY OBLIGATIONS: 49.8%
		U.S. Treasury Bonds: 6.3%
7,660,000		1.875%, 11/15/2051	7,601,353	2.2
13,940,000		2.000%, 08/15/2051	14,214,444	4.1
			21,815,797	6.3

		U.S. Treasury Floating Rate Notes: 43.5%
7,175,000		0.119%, (USBMMY3M + 0.034%), 04/30/2023	7,175,744	2.1
51,910,000		0.134%, (USBMMY3M + 0.049%), 01/31/2023	51,932,867	15.1
26,545,000		0.140%, (USBMMY3M + 0.055%), 07/31/2022	26,554,028	7.7
63,640,000		0.140%, (USBMMY3M + 0.055%), 10/31/2022	63,665,903	18.6
			149,328,542	43.5
		Total U.S. Treasury Obligations (Cost $171,186,293)	171,144,339	49.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.0%
		Federal Home Loan Bank: 8.5%
29,280,000		0.125%, 03/17/2023	29,146,934	8.5

		Federal Home Loan Mortgage Corporation: 8.5%(3)
29,190,000		0.375%, 05/05/2023	29,128,459	8.5
		Total U.S. Government Agency Obligations (Cost $58,508,182)	58,275,393	17.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.8%
3,089,000	(2)	Benchmark 2020-B18 C Mortgage Trust, 3.647%, 07/15/2053	3,220,568	0.9

See Accompanying Notes to Financial Statements

53

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,520,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 1.090%, (US0001M + 0.980%), 05/15/2036	$1,521,279	0.5
9,370,000	(1),(2)	FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/2045	9,524,104	2.8
2,000,000	(2)	JPMDB Commercial Mortgage Securities Trust 2018-C8 C, 4.726%, 06/15/2051	2,106,243	0.6
		Total Commercial Mortgage-Backed Securities (Cost $16,564,491)	16,372,194	4.8

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
720,000	(1),(2)	Towd Point Mortgage Trust 2018-3 A2, 3.875%, 05/25/2058	760,784	0.2
		Total Asset-Backed Securities (Cost $696,185)	760,784	0.2

		Total Long-Term Investments (Cost $332,305,058)	337,265,517	98.2
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
5,134,368	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $5,134,368)	$5,134,368	1.5
		Total Short-Term Investments (Cost $5,134,368)	5,134,368	1.5
		Total Investments in Securities (Cost $337,439,426)	$342,399,885	99.7
		Assets in Excess of Other Liabilities	929,082	0.3
		Net Assets	$343,328,967	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2021.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
US0001M	1-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$89,020,711	$—	$89,020,711
Collateralized Mortgage Obligations	—	1,692,096	—	1,692,096
Commercial Mortgage-Backed Securities	—	16,372,194	—	16,372,194
U.S. Government Agency Obligations	—	58,275,393	—	58,275,393
Asset-Backed Securities	—	760,784	—	760,784
U.S. Treasury Obligations	—	171,144,339	—	171,144,339
Short-Term Investments	5,134,368	—	—	5,134,368
Total Investments, at fair value	$5,134,368	$337,265,517	$—	$342,399,885
Liabilities Table
Other Financial Instruments+
Futures	$(75,297)	$—	$—	$(75,297)
Total Liabilities	$(75,297)	$—	$—	$(75,297)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

54

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2021, the following futures contracts were outstanding for VY® BrandywineGLOBAL- Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra Long Bond	39	03/22/22	$7,687,875	$(75,297)
			$7,687,875	$(75,297)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$75,297
Total Liability Derivatives		$75,297

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$5,033,822
Total	$5,033,822

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(453,656)
Total	$(453,656)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $337,364,129.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,597,307
Gross Unrealized Depreciation	(636,848)
Net Unrealized Appreciation	$4,960,459

See Accompanying Notes to Financial Statements

55

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.2317
Class I	NII	$0.2934
Class S	NII	$0.2667
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.1910
	STCG	$0.6538
	LTCG	$0.1065

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

VY® BrandywineGLOBAL — Bond Portfolio designates $3,031,930 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service(tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

56

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	131	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	131	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	131	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015–Present	Retired.	131	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	131	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant (May 2001–Present).	131	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015–Present	Retired.	131	None.

57

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

58

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021).

59

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 –Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013–Present	Vice President—Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACTS

At a meeting held on November 18, 2021, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT,” and together with VIT, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory, and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio (the “BlackRock Portfolio”), a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio (the “Brandywine Portfolio”), a series of VVIT (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios; the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to each Portfolio (the “Sub-Advisers”); and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with BlackRock International Limited, the sub-sub-adviser to the BlackRock Portfolio (the “Sub-Sub-Adviser”) for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers, or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, the Sub-Advisers, or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, the Sub-Advisers, and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and Sub-Sub-Adviser’s investment programs, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, sub-sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-

Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers, and Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers, or Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory or sub-sub-advisory fees, the Board considered that breakpoints, if

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers, or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the

Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and the Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Manager’s, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BrandywineGLOBAL — Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT3AIS (1221-022422)

Annual Report

December 31, 2021

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives® Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolio’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Portfolio’s complete schedule of portfolio holdings, as filed on Form NPORT-P is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come

Dear Shareholder,

The 12-month period ended December 31, 2021 marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.

The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.

The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2022

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

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BENCHMARK DESCRIPTIONS

Index	Description
MSCI EAFE® Index (“MSCI EAFE®”)
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM (“MSCI EMSM”)
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500® Index	An index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

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PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Target Allocations
as of December 31, 2021
(as percentage of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 5.84%, compared to the S&P Target Risk® Growth Index which returned 11.37%.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk® Growth Index for the reporting period. The market in 2021 was defined by a monotonic bull market, primarily in U.S. equities, including large cap, mid cap and small cap, with only short interim bouts of volatility. The strong markets have been driven by an impressive economic boom stoked by massive monetary and fiscal stimulus. Inflation reared its ugly head in the U.S. Federal Reserve Board’s (the “Fed”) preferred indicator, Employment Cost index, but by then it was too late to act with anything other than minor adjustments to policy.

On average, equities gained 6.5% for the quarter to end the year up an impressive 20.5%. The quarter was led by outsider global real estate investment trusts surging by a stunning 13%, followed closely by the stalwart S&P 500® Index at 11%. International was the weakest with a small gain by the MSCI EAFE® Index and a small loss by MSCI Emerging Markets IndexSM. S&P 500® Index Growth stocks, with a 13.7% return, beat value stocks with an 8.3% return. Real estate and technology were the best performers, with financials among the weakest for the quarter, while energy led for the year with 54.6%. Interest rates, as proxied by the U.S. ten-year Treasury, ended the year to a modest 1.5% yield, despite strong inflation data.

Performance of the Portfolio was positive for the year but underperformed the S&P Target Risk® Growth Index. The Portfolio underperformed due to an underweight in equities during the first quarter of the year and due to our tactical defensive position as equities rallied. The tactical positioning returned to base at the beginning of the second quarter, which helped absolute performance, but relative performance was negative due to adverse stock selection. Performance lagged for the year due to an underweight in U.S. large-cap and overweight to emerging market equities. Performance in fixed-income holdings also detracted from results for the year due to allocations to non-benchmark U.S. government bonds and global bonds. By contrast, the biggest contributors to relative results were non-benchmark exposures to global real estate investment trusts and U.S. corporates.

Current Strategy and Outlook: In our view, the Fed — as both solution and problem — is walking a tight rope, and it is very important for it not to waiver. Markets are expecting a steady Fed hand and, in our opinion, it must deliver on taper and rate increases, or the consequences could be devastating. This may seem counterintuitive that the market would want a “tightening” posture from the Fed. We believe the reason is the fear of inflation, not in goods but in the market, which is creating identifiable imbalances, raising risks of a far more severe correction if not reined in. Therefore, we believe the primary risk is unabated inflation, and the primary strength is the ongoing economic boom.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	5.74%	8.89%	6.42%
Class I	6.09%	9.24%	6.78%
Class S	5.84%	8.96%	6.50%
S&P Target Risk® Growth Index	11.37%	10.17%	8.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Class ADV	$1,000.00	$1,015.60	0.52%	$2.64	$1,000.00	$1,022.58	0.52%	$2.65
Class I	1,000.00	1,017.70	0.22	1.12	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,015.70	0.47	2.39	1,000.00	1,022.84	0.47	2.40

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Perspectives® Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives® Portfolio (the “Portfolio”) (one of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Voya Investors Trust) at December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2022

6

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

ASSETS:
Investments in affiliated underlying funds at fair value*	$97,987,865
Receivables:
Fund shares sold	371,388
Prepaid expenses	9
Reimbursement due from Investment Adviser	4,538
Other assets	10,913
Total assets	98,374,713

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	371,385
Payable for fund shares redeemed	10
Payable for investment management fees	16,420
Payable for distribution and shareholder service fees	22,401
Payable to trustees under the deferred compensation plan (Note 6)	10,913
Payable for trustee fees	514
Other accrued expenses and liabilities	28,069
Total liabilities	449,712
NET ASSETS	$97,925,001

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$80,139,590
Total distributable earnings	17,785,411
NET ASSETS	$97,925,001

* Cost of investments in affiliated underlying funds	$88,264,830

Class ADV
Net assets	$88,973,956
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,365,675
Net asset value and redemption price per share	$12.08

Class I
Net assets	$8,866,112
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	727,545
Net asset value and redemption price per share	$12.19

Class S
Net assets	$84,933
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,032
Net asset value and redemption price per share	$12.08

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,838,824
Total investment income	1,838,824

EXPENSES:
Investment management fees	205,467
Distribution and shareholder service fees:
Class ADV	562,762
Class S	202
Transfer agent fees:
Class ADV	10,994
Class I	1,046
Class S	9
Shareholder reporting expense	7,008
Professional fees	23,249
Custody and accounting expense	14,196
Trustee fees	4,109
Miscellaneous expense	8,387
Total expenses	837,429
Waived and reimbursed fees	(327,548)
Net expenses	509,881
Net investment income	1,328,943

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,363,523
Capital gain distributions from affiliated underlying funds	2,216,382
Net realized gain	7,579,905
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(3,097,654)
Net change in unrealized appreciation (depreciation)	(3,097,654)
Net realized and unrealized gain	4,482,251
Increase in net assets resulting from operations	$5,811,194

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$1,328,943	$3,059,808
Net realized gain	7,579,905	4,564,863
Net change in unrealized appreciation (depreciation)	(3,097,654)	7,179,071
Increase in net assets resulting from operations	5,811,194	14,803,742

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,520,893)	(5,772,190)
Class I	(543,110)	(552,917)
Class S	(4,814)	(4,152)
Total distributions	(6,068,817)	(6,329,259)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,191,330	5,276,382
Reinvestment of distributions	6,068,817	6,329,259
	9,260,147	11,605,641
Cost of shares redeemed	(17,888,931)	(16,868,995)
Net decrease in net assets resulting from capital share transactions	(8,628,784)	(5,263,354)
Net increase (decrease) in net assets	(8,886,407)	3,211,129

NET ASSETS:
Beginning of year or period	106,811,408	103,600,279
End of year or period	$97,925,001	$106,811,408

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental Data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-21	12.13	0.15	•	0.54	0.69	0.41	0.33	—	0.74	—	12.08	5.74	0.87	0.52	0.52	1.27	88,974	40
12-31-20	11.17	0.34	•	1.34	1.68	0.35	0.37	—	0.72	—	12.13	15.80	0.88	0.51	0.51	3.01	97,298	107
12-31-19	10.21	0.23	•	1.57	1.80	0.37	0.47	—	0.84	—	11.17	17.97	0.87	0.48	0.48	2.07	95,446	13
12-31-18	11.46	0.23	•	(1.06)	(0.83)	0.29	0.13	—	0.42	—	10.21	(7.50)	0.87	0.48	0.48	2.10	94,684	16
12-31-17	10.26	0.23	•	1.25	1.48	0.28	—	—	0.28	—	11.46	14.60	0.86	0.48	0.48	2.11	122,258	13
Class I
12-31-21	12.23	0.19	•	0.55	0.74	0.45	0.33	—	0.78	—	12.19	6.09	0.27	0.22	0.22	1.54	8,866	40
12-31-20	11.26	0.38	•	1.35	1.73	0.39	0.37	—	0.76	—	12.23	16.13	0.28	0.21	0.21	3.31	9,437	107
12-31-19	10.29	0.26	•	1.59	1.85	0.41	0.47	—	0.88	—	11.26	18.33	0.27	0.18	0.18	2.33	8,090	13
12-31-18	11.55	0.28	•	(1.08)	(0.80)	0.33	0.13	—	0.46	—	10.29	(7.21)	0.27	0.18	0.18	2.48	8,051	16
12-31-17	10.34	0.25	•	1.28	1.53	0.32	—	—	0.32	—	11.55	14.98	0.26	0.18	0.18	2.29	8,755	13
Class S
12-31-21	12.13	0.16	•	0.54	0.70	0.42	0.33	—	0.75	—	12.08	5.84	0.52	0.47	0.47	1.29	85	40
12-31-20	11.18	0.34	•	1.34	1.68	0.36	0.37	—	0.73	—	12.13	15.79	0.53	0.46	0.46	3.04	77	107
12-31-19	10.22	0.23		1.58	1.81	0.38	0.47	—	0.85	—	11.18	18.08	0.52	0.43	0.43	2.10	65	13
12-31-18	11.48	0.23		(1.06)	(0.83)	0.30	0.13	—	0.43	—	10.22	(7.47)	0.52	0.43	0.43	2.13	55	16
12-31-17	10.28	0.23		1.27	1.50	0.30	—	—	0.30	—	11.48	14.71	0.51	0.43	0.43	2.14	58	13

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e.,

stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$40,519,334	$54,366,759

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the

Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2021, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:
Subsidiary	Percentage
Voya Retirement Insurance and Annuity Company	6.66%

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolio may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

per account fees for affiliated recordkeeping services paid by the Portfolio were $11,563 .

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)
1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Pursuant to a side letter through May 1, 2022, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
December 31,
2022	2023	2024	Total
$97,079	$69,268	$46,165	$212,512

The Expense Limitation Agreement is contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 14, 2021, the Portfolio, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2021.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2021	83,402	—	463,941	(1,203,757)	(656,414)	1,015,615	—	5,520,893	(14,623,690)	(8,087,182)
12/31/2020	205,940	—	526,180	(1,252,326)	(520,206)	2,318,317	—	5,772,190	(13,966,694)	(5,876,187)
Class I
12/31/2021	176,055	—	45,297	(265,439)	(44,087)	2,171,968	—	543,110	(3,264,837)	(549,759)
12/31/2020	259,890	—	50,083	(256,584)	53,389	2,953,946	—	552,917	(2,900,727)	606,136
Class S
12/31/2021	314	—	404	(33)	685	3,747	—	4,814	(404)	8,157
12/31/2020	353	—	379	(162)	570	4,119	—	4,152	(1,574)	6,697

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2021		Year Ended December 31, 2020
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$5,067,038	$1,001,779	$3,100,007	$3,229,252

The tax-basis components of distributable earnings as of December 31, 2021 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
$4,012,644	$4,730,623	$9,048,301	$(6,157)	$17,785,411

At December 31, 2021, the Portfolio did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2021, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Portfolio’sexisting investments (including, for example,

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Portfolio.

NOTE 12 — MARKET DISRUPTION

The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financials statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
710,059	Voya Emerging Markets Index Portfolio — Class I	$9,358,578	9.6
1,029,320	Voya Global Bond Fund — Class R6	9,459,451	9.7
1,128,328	Voya GNMA Income Fund — Class R6	9,477,959	9.7
967,826	Voya High Yield Portfolio — Class I	9,629,864	9.8
299,938	Voya Index Plus LargeCap Portfolio — Class I	10,530,837	10.8
814,918	Voya International Index Portfolio — Class I	9,811,608	10.0
525,028	Voya MidCap Opportunities Portfolio — Class R6	9,508,263	9.7
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
467,450	Voya Small Company Portfolio — Class R6	$9,923,972	10.1
884,750	Voya U.S. Bond Index Portfolio — Class I	9,511,058	9.7
781,456	VY® Clarion Global Real Estate Portfolio — Class I	10,776,275	11.0
	Total Mutual Funds (Cost $88,264,830)	97,987,865	100.1
	Liabilities in Excess of Other Assets	(62,864)	(0.1)
	Net Assets	$97,925,001	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$97,987,865	$—	$—	$97,987,865
Total Investments, at fair value	$97,987,865	$—	$—	$97,987,865

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$5,968,219	$6,140,453	$(1,352,937)	$(1,397,157)	$9,358,578	$93,583	$741,818	$—
Voya Global Bond Fund — Class R6	18,187,469	1,053,145	(8,750,618)	(1,030,545)	9,459,451	18,142	236,169	—
Voya GNMA Income Fund — Class R6	17,346,211	2,048,135	(9,655,777)	(260,610)	9,477,959	161,534	23,227	—
Voya High Yield Portfolio — Class I	18,399,706	1,306,217	(9,884,276)	(191,783)	9,629,864	660,098	141,255	—
Voya Index Plus LargeCap Portfolio — Class I	5,676,567	5,694,791	(1,543,358)	702,837	10,530,837	108,847	730,468	678,049
Voya International Index Portfolio — Class I	5,752,163	5,329,247	(1,268,113)	(1,689)	9,811,608	212,976	610,586	—
Voya MidCap Opportunities Portfolio — Class R6	6,058,058	6,642,447	(1,686,953)	(1,505,289)	9,508,263	—	1,144,598	1,381,539
Voya Small Company Portfolio — Class R6	6,576,518	5,309,608	(1,495,711)	(466,443)	9,923,972	15,717	1,207,343	38,711
Voya U.S. Bond Index Portfolio — Class I	17,285,290	2,201,983	(9,268,828)	(707,387)	9,511,058	269,591	(95,882)	118,083

See Accompanying Notes to Financial Statements

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Clarion Global Real Estate Portfolio — Class I	$5,628,217	$5,267,930	$(1,880,284)	$1,760,412	$10,776,275	$298,336	$623,941	$—
	$106,878,418	$40,993,956	$(46,786,855)	$(3,097,654)	$97,987,865	$1,838,824	$5,363,523	$2,216,382

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $88,939,565.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,467,346
Gross Unrealized Depreciation	(1,419,045)
Net Unrealized Appreciation	$9,048,301

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.4092
Class I	NII	$0.4462
Class S	NII	$0.4205
All Classes	STCG	$0.2042
All Classes	LTCG	$0.1219

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2021, 7.52% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $1,001,779 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2021:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$39,343	$0.0049	6.87%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	131	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	131	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	131	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015–Present	Retired.	131	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	131	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant (May 2001–Present).	131	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015–Present	Retired.	131	None.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the

Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of the Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and the

Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the net expense ratio, not inclusive of AFFE, for the Portfolio is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Portfolio and that approval of the continuation of the Contracts is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2022.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VITFOFAIS (1221-022322)

Annual Report

December 31, 2021
Classes ADV and I

Voya Investors Trust
■	Voya Retirement Conservative Portfolio
■	Voya Retirement Growth Portfolio
■	Voya Retirement Moderate Portfolio
■	Voya Retirement Moderate Growth Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come

Dear Shareholder,

The 12-month period ended December 31, 2021 marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.

The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.

The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2022

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Risk® Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

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PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio* seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers** of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).

Portfolio Specifics: Over the reporting period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations at the end of June. Strategic changes included increasing equities in the Retirement Growth and Retirement Moderate Growth Portfolios and decreasing equities in the Retirement Moderate and Retirement Conservative Portfolios. These changes were funded by increasing U.S. large-cap, mid-cap, and emerging market equities in the Retirement Growth and Retirement Moderate Growth. For the Moderate and Conservative Portfolios, we decreased U.S. large-cap and increased core fixed income. In addition, we added short duration bonds and removed Treasury Inflation-Protected Securities across all Portfolios.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks before the deduction of fees.

Current Strategy and Outlook: The end of December marked another strong month, quarter, and year for the stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts, and an impressively adaptable global economy, drove big gains in risk assets. In our opinion, the ascent wasn’t particularly smooth, as several new coronavirus variants emerged to thwart attempts at broad-based, full-fledged re-opening. Aside from the high levels of distress that come from a public health crisis, prolongation of the pandemic resulted in additional negative impacts on the supply of labor and costs of core goods. These two forces, coupled with related and exogenous rises in commodity prices, united to drive inflation higher, in our view. Soaring prices and a still highly tumultuous political environment gave some investors pause, but market participants eventually shrugged off each worry, continuing to buy stocks, as economic activity proved resilient.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 4.
**	Effective on or about May 31, 2022, Halvard Kvaale will retire and no longer be a portfolio manager for the Portfolios.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2021.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Annual Target Allocations as of December 31, 2021 (as a percentage of net assets)(1)
Sub Asset Class	Growth	Moderate Growth	Moderate	Conservative
US Large Blend	51.0%	50.0%	35.0%	19.0%
US Mid Cap Blend	9.0%	6.0%	4.0%	3.0%
US Small Cap	2.0%	—	—	—
International	11.0%	7.0%	5.0%	3.0%
Emerging Markets	6.0%	4.0%	3.0%	2.0%
Core Fixed Income	16.0%	28.0%	45.0%	65.0%
Short Duration	5.0%	5.0%	8.0%	8.0%
Total Equity	79.0%	67.0%	47.0%	27.0%
Total Fixed Income	21.0%	33.0%	53.0%	73.0%
Total	100.0%	100.0%	100.0%	100.0%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

Total Returns for the Year Ended December 31, 2021
1 Year
Voya Retirement Conservative Portfolio, Class I	4.87%
S&P Target Risk® Conservative Index	4.99%
Voya Retirement Growth Portfolio, Class I	15.96%
S&P Target Risk Aggressive® Index	15.62%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	–1.54%
Voya Retirement Moderate Portfolio, Class I	10.05%
S&P Target Risk® Moderate Index	7.12%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	–1.54%
Voya Retirement Moderate Growth Portfolio, Class I	14.41%
S&P Target Risk® Growth Index	11.37%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	–1.54%

4

Portfolio Managers’ Report	Voya Retirement Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	4.69%	6.58%	5.47%
Class I	4.87%	6.80%	5.67%
S&P Target Risk® Conservative Index	4.99%	6.97%	5.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

Voya Retirement Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	15.52%	11.49%	9.84%
Class I	15.96%	11.95%	10.30%
S&P Target Risk Aggressive® Index	15.62%	12.23%	11.04%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	–1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Retirement Moderate Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	9.64%	8.87%	7.35%
Class I	10.05%	9.24%	7.71%
S&P Target Risk® Moderate Index	7.12%	8.05%	6.81%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	–1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

Voya Retirement Moderate Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	13.92%	10.68%	9.07%
Class I	14.41%	11.12%	9.50%
S&P Target Risk® Growth Index	11.37%	10.17%	8.96%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	–1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,017.90	0.54%	$2.75	$1,000.00	$1,022.48	0.54%	$2.75
Class I	1,000.00	1,019.20	0.29	1.48	$1,000.00	1,023.74	0.29	1.48
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,055.10	0.69%	$3.57	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,056.90	0.27	1.40	1,000.00	1,023.84	0.27	1.38
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,035.50	0.62%	$3.18	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,037.70	0.28	1.44	1,000.00	1,023.79	0.28	1.43
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,053.50	0.66%	$3.42	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,055.80	0.27	1.40	1,000.00	1,023.84	0.27	1.38

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (collectively referred to as the “Portfolios”) (four of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (four of the portfolios constituting Voya Investors Trust) at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2022

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$421,840,661	$2,538,570,691	$988,769,889	$1,749,361,524
Receivables:
Investments in affiliated underlying funds sold	—	1,619,737	253,146	431,029
Fund shares sold	146,961	85,795	22,965	20,465
Prepaid expenses	39	226	97	157
Other assets	17,509	148,220	59,164	101,887
Total assets	422,005,170	2,540,424,669	989,105,261	1,749,915,062
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	142,809	—	—	—
Payable for fund shares redeemed	4,152	1,705,531	276,111	451,493
Payable for investment management fees	85,746	513,001	200,875	353,600
Payable for distribution and shareholder service fees	89,786	889,073	278,098	564,515
Payable to trustees under the deferred compensation plan (Note 6)	17,509	148,220	59,164	101,887
Payable for trustee fees	2,163	12,825	5,006	8,810
Other accrued expenses and liabilities	42,834	135,233	66,958	101,896
Total liabilities	384,999	3,403,883	886,212	1,582,201
NET ASSETS	$421,620,171	$2,537,020,786	$988,219,049	$1,748,332,861
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$319,966,456	$1,821,663,557	$791,114,257	$1,307,476,625
Total distributable earnings	101,653,715	715,357,229	197,104,792	440,856,236
NET ASSETS	$421,620,171	$2,537,020,786	$988,219,049	$1,748,332,861

* Cost of investments in affiliated underlying funds	$357,278,494	$2,100,297,873	$885,298,153	$1,483,305,973

Class ADV
Net assets	$420,230,217	$2,483,104,054	$962,097,650	$1,720,104,719
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,583,497	165,258,776	76,154,999	125,448,988
Net asset value and redemption price per share	$9.87	$15.03	$12.63	$13.71
Class I
Net assets	$1,389,954	$53,916,732	$26,121,399	$28,228,142
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	138,385	3,565,265	2,039,003	2,079,020
Net asset value and redemption price per share	$10.04	$15.12	$12.81	$13.58

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,212,724	$33,628,406	$14,685,257	$24,115,785
Dividends from unaffiliated underlying funds	431,671	1,239,296	998,383	1,159,856
Total investment income	7,644,395	34,867,702	15,683,640	25,275,641
EXPENSES:
Investment management fees	1,058,794	6,210,452	2,449,552	4,283,332
Distribution and shareholder service fees:
Class ADV	2,156,240	12,562,712	4,881,737	8,676,083
Transfer agent fees:
Class ADV	51,490	37,847	51,353	50,206
Class I	167	792	1,306	773
Shareholder reporting expense	19,012	18,556	20,601	9,451
Professional fees	18,250	82,737	35,315	59,801
Custody and accounting expense	31,390	130,743	46,144	99,951
Trustee fees	17,307	102,603	40,048	70,477
Miscellaneous expense	76,172	367,883	158,498	266,801
Interest expense	—	—	30	—
Total expenses	3,428,822	19,514,325	7,684,584	13,516,875
Waived and reimbursed fees	(1,069,494)	(1,886,892)	(1,549,451)	(1,919,131)
Net expenses	2,359,328	17,627,433	6,135,133	11,597,744
Net investment income	5,285,067	17,240,269	9,548,507	13,677,897
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	18,408,676	133,291,489	43,781,308	75,366,023
Sale of unaffiliated underlying funds	5,677,101	9,043,323	10,512,772	9,442,811
Capital gain distributions from affiliated underlying funds	11,670,316	143,165,124	40,534,114	94,464,295
Net realized gain	35,756,093	285,499,936	94,828,194	179,273,129
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(16,037,760)	74,486,084	(1,644,249)	45,326,692
Unaffiliated underlying funds	(5,396,238)	(8,169,569)	(9,852,895)	(8,668,460)
Net change in unrealized appreciation (depreciation)	(21,433,998)	66,316,515	(11,497,144)	36,658,232
Net realized and unrealized gain	14,322,095	351,816,451	83,331,050	215,931,361
Increase in net assets resulting from operations	$19,607,162	$369,056,720	$92,879,557	$229,609,258

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$5,285,067	$8,119,791	$17,240,269	$39,079,264
Net realized gain	35,756,093	9,598,654	285,499,936	105,349,183
Net change in unrealized appreciation (depreciation)	(21,433,998)	25,055,594	66,316,515	159,092,911
Increase in net assets resulting from operations	19,607,162	42,774,039	369,056,720	303,521,358
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(18,141,610)	(17,990,939)	(145,167,348)	(153,007,477)
Class I	(80,971)	(10,866)	(3,262,838)	(3,182,685)
Total distributions	(18,222,581)	(18,001,805)	(148,430,186)	(156,190,162)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,500,673	40,843,106	11,020,574	5,729,227
Reinvestment of distributions	18,222,536	18,001,763	148,430,186	156,190,162
	42,723,209	58,844,869	159,450,760	161,919,389
Cost of shares redeemed	(68,708,472)	(62,275,274)	(394,429,184)	(359,765,955)
Net decrease in net assets resulting from capital share transactions	(25,985,263)	(3,430,405)	(234,978,424)	(197,846,566)
Net increase (decrease) in net assets	(24,600,682)	21,341,829	(14,351,890)	(50,515,370)
NET ASSETS:
Beginning of year or period	446,220,853	424,879,024	2,551,372,676	2,601,888,046
End of year or period	$421,620,171	$446,220,853	$2,537,020,786	$2,551,372,676

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$9,548,507	$16,997,250	$13,677,897	$27,998,656
Net realized gain	94,828,194	43,844,295	179,273,129	77,932,621
Net change in unrealized appreciation (depreciation)	(11,497,144)	49,381,079	36,658,232	99,587,089
Increase in net assets resulting from operations	92,879,557	110,222,624	229,609,258	205,518,366
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(57,925,502)	(52,487,462)	(103,884,225)	(108,214,037)
Class I	(1,574,654)	(1,264,412)	(1,729,803)	(1,553,761)
Total distributions	(59,500,156)	(53,751,874)	(105,614,028)	(109,767,798)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,289,625	17,324,081	14,089,421	12,142,256
Reinvestment of distributions	59,500,156	53,751,874	105,614,028	109,767,798
	81,789,781	71,075,955	119,703,449	121,910,054
Cost of shares redeemed	(138,009,479)	(146,655,932)	(256,597,436)	(248,009,042)
Net decrease in net assets resulting from capital share transactions	(56,219,698)	(75,579,977)	(136,893,987)	(126,098,988)
Net decrease in net assets	(22,840,297)	(19,109,227)	(12,898,757)	(30,348,420)
NET ASSETS:
Beginning of year or period	1,011,059,346	1,030,168,573	1,761,231,618	1,791,580,038
End of year or period	$988,219,049	$1,011,059,346	$1,748,332,861	$1,761,231,618

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-21	9.84	0.12	•	0.33	0.45	0.21	0.21	—	0.42	—	9.87	4.69	0.79	0.54	0.54	1.22	420,230	26
12-31-20	9.31	0.18		0.75	0.93	0.17	0.23	—	0.40	—	9.84	10.33	0.77	0.52	0.52	1.90	444,944	27
12-31-19	8.57	0.17		0.98	1.15	0.17	0.24	—	0.41	—	9.31	13.61	0.78	0.53	0.53	1.82	424,756	24
12-31-18	9.24	0.17		(0.41)	(0.24)	0.17	0.26	—	0.43	—	8.57	(2.74)	0.77	0.52	0.52	1.74	400,267	33
12-31-17	8.89	0.14	•	0.54	0.68	0.13	0.20	—	0.33	—	9.24	7.76	0.76	0.51	0.51	1.57	456,710	15
Class I
12-31-21	10.01	0.15	•	0.33	0.48	0.24	0.21	—	0.45	—	10.04	4.87	0.29	0.29	0.29	1.46	1,390	26
12-31-20	9.45	0.24	•	0.75	0.99	0.20	0.23	—	0.43	—	10.01	10.77	0.27	0.27	0.27	2.47	1,276	27
12-31-19	8.70	0.21	•	0.98	1.19	0.20	0.24	—	0.44	—	9.45	13.81	0.28	0.28	0.28	2.31	123	24
12-31-18	9.38	0.19	•	(0.41)	(0.22)	0.20	0.26	—	0.46	—	8.70	(2.54)	0.27	0.27	0.27	2.11	34	33
12-31-17	9.04	0.31	•	0.39	0.70	0.16	0.20	—	0.36	—	9.38	7.81	0.26	0.26	0.26	3.44	17	15
Voya Retirement Growth Portfolio
Class ADV
12-31-21	13.80	0.10	•	2.00	2.10	0.25	0.62	—	0.87	—	15.03	15.52	0.77	0.69	0.69	0.66	2,483,104	21
12-31-20	13.00	0.20	•	1.44	1.64	0.30	0.54	—	0.84	—	13.80	13.64	0.76	0.68	0.68	1.62	2,499,847	27
12-31-19	11.74	0.26	•	2.20	2.46	0.24	0.96	—	1.20	—	13.00	21.55	0.76	0.68	0.68	2.04	2,553,927	40
12-31-18	13.99	0.20	•	(1.13)	(0.93)	0.23	1.09	—	1.32	—	11.74	(7.47)	0.76	0.68	0.68	1.49	2,449,356	20
12-31-17	13.10	0.19	•	1.91	2.10	0.25	0.96	—	1.21	—	13.99	16.66	0.76	0.68	0.68	1.37	3,018,225	11
Class I
12-31-21	13.88	0.16	•	2.01	2.17	0.31	0.62	—	0.93	—	15.12	15.96	0.27	0.27	0.27	1.12	53,917	21
12-31-20	13.08	0.27		1.43	1.70	0.36	0.54	—	0.90	—	13.88	14.11	0.26	0.26	0.26	2.07	51,526	27
12-31-19	11.81	0.31	•	2.22	2.53	0.30	0.96	—	1.26	—	13.08	22.09	0.26	0.26	0.26	2.48	47,961	40
12-31-18	14.07	0.26		(1.13)	(0.87)	0.30	1.09	—	1.39	—	11.81	(7.05)	0.26	0.26	0.26	1.94	44,463	20
12-31-17	13.18	0.25	•	1.91	2.16	0.31	0.96	—	1.27	—	14.07	17.11	0.26	0.26	0.26	1.84	49,040	11
Voya Retirement Moderate Portfolio
Class ADV
12-31-21	12.24	0.12	•	1.03	1.15	0.24	0.52	—	0.76	—	12.63	9.64	0.78	0.62	0.62	0.94	962,098	26
12-31-20	11.55	0.20	•	1.14	1.34	0.25	0.40	—	0.65	—	12.24	12.17	0.77	0.61	0.61	1.73	988,153	28
12-31-19	10.51	0.22	•	1.54	1.76	0.22	0.50	—	0.72	—	11.55	17.14	0.77	0.61	0.61	1.96	1,008,727	31
12-31-18	11.79	0.19	•	(0.75)	(0.56)	0.21	0.51	—	0.72	—	10.51	(5.07)	0.77	0.61	0.61	1.68	972,232	27
12-31-17	11.35	0.17	•	1.14	1.31	0.20	0.67	—	0.87	—	11.79	11.82	0.76	0.60	0.60	1.50	1,170,685	12
Class I
12-31-21	12.40	0.17	•	1.05	1.22	0.29	0.52	—	0.81	—	12.81	10.05	0.28	0.28	0.28	1.31	26,121	26
12-31-20	11.70	0.24		1.15	1.39	0.29	0.40	—	0.69	—	12.40	12.51	0.27	0.27	0.27	2.06	22,906	28
12-31-19	10.64	0.25		1.58	1.83	0.27	0.50	—	0.77	—	11.70	17.56	0.27	0.27	0.27	2.35	21,441	31
12-31-18	11.93	0.24		(0.76)	(0.52)	0.26	0.51	—	0.77	—	10.64	(4.73)	0.27	0.27	0.27	2.03	17,307	27
12-31-17	11.48	0.22		1.14	1.36	0.24	0.67	—	0.91	—	11.93	12.21	0.26	0.26	0.26	1.86	19,580	12

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-21	12.79	0.10	•	1.64	1.74	0.24	0.58	—	0.82	—	13.71	13.92	0.77	0.66	0.66	0.77	1,720,105	20
12-31-20	12.10	0.20	•	1.29	1.49	0.27	0.53	—	0.80	—	12.79	13.15	0.76	0.65	0.65	1.66	1,736,505	28
12-31-19	10.97	0.23	•	1.91	2.14	0.23	0.78	—	1.01	—	12.10	20.02	0.76	0.65	0.65	1.98	1,769,060	39
12-31-18	12.80	0.19	•	(0.91)	(0.72)	0.22	0.89	—	1.11	—	10.97	(6.30)	0.76	0.65	0.65	1.56	1,716,501	22
12-31-17	12.23	0.18	•	1.53	1.71	0.23	0.91	—	1.14	—	12.80	14.56	0.76	0.65	0.65	1.42	2,111,439	10
Class I
12-31-21	12.67	0.16	•	1.62	1.78	0.29	0.58	—	0.87	—	13.58	14.41	0.27	0.27	0.27	1.20	28,228	20
12-31-20	12.00	0.25		1.27	1.52	0.32	0.53	—	0.85	—	12.67	13.59	0.26	0.26	0.26	2.10	24,726	28
12-31-19	10.90	0.29		1.87	2.16	0.28	0.78	—	1.06	—	12.00	20.40	0.26	0.26	0.26	2.41	22,520	39
12-31-18	12.73	0.24	•	(0.90)	(0.66)	0.28	0.89	—	1.17	—	10.90	(5.90)	0.26	0.26	0.26	1.97	19,816	22
12-31-17	12.17	0.24		1.52	1.76	0.29	0.91	—	1.20	—	12.73	15.05	0.26	0.26	0.26	1.84	24,017	10

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-two active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$113,637,034	$152,765,772
Growth	547,365,544	911,068,543
Moderate	259,819,504	365,628,988
Moderate Growth	348,354,534	576,321,094

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Any fees waived are not subject to recoupment. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2021, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	24.66%
	Moderate	10.12
	Moderate Growth	5.42

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Conservative	$51,198
Growth	36,514
Moderate	51,819
Moderate Growth	49,326

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

As of December 31, 2021, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

The Expense Limitation Agreement is contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2021:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Moderate	1	$842,000	1.28%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2021	2,390,724	—	1,862,588	(6,882,246)	(2,628,934)	23,614,196	—	18,141,610	(67,863,314)	(26,107,508)
12/31/2020	4,256,388	—	1,944,966	(6,634,142)	(432,788)	39,635,918	—	17,990,939	(62,155,170)	(4,528,313)
Class I
12/31/2021	87,363	—	8,174	(84,668)	10,869	886,477	—	80,926	(845,158)	122,245
12/31/2020	125,961	—	1,152	(12,611)	114,502	1,207,188	—	10,824	(120,104)	1,097,908
Growth
Class ADV
12/31/2021	646,812	—	10,116,192	(26,649,135)	(15,886,131)	9,434,803	—	145,167,348	(387,480,726)	(232,878,575)
12/31/2020	321,392	—	12,825,438	(28,472,537)	(15,325,707)	4,052,122	—	153,007,477	(355,248,330)	(198,188,731)
Class I
12/31/2021	107,768	—	226,272	(480,763)	(146,723)	1,585,771	—	3,262,838	(6,948,458)	(2,099,849)
12/31/2020	133,896	—	265,888	(355,170)	44,614	1,677,105	—	3,182,685	(4,517,625)	342,165
Moderate
Class ADV
12/31/2021	1,590,620	—	4,720,905	(10,918,360)	(4,606,835)	19,787,504	—	57,925,502	(136,357,563)	(58,644,557)
12/31/2020	1,301,983	—	4,732,864	(12,598,365)	(6,563,518)	14,929,166	—	52,487,462	(143,122,779)	(75,706,151)
Class I
12/31/2021	194,342	—	126,682	(129,888)	191,136	2,502,121	—	1,574,654	(1,651,916)	2,424,859
12/31/2020	207,289	—	112,693	(305,055)	14,927	2,394,915	—	1,264,412	(3,533,153)	126,174
Moderate Growth
Class ADV
12/31/2021	943,234	—	7,918,005	(19,174,038)	(10,312,799)	12,618,352	—	103,884,225	(255,066,226)	(138,563,649)
12/31/2020	930,035	—	9,576,463	(20,975,881)	(10,469,383)	11,039,280	—	108,214,036	(246,168,011)	(126,914,695)
Class I
12/31/2021	110,468	—	133,369	(116,047)	127,790	1,471,069	—	1,729,803	(1,531,210)	1,669,662
12/31/2020	93,413	—	139,101	(158,133)	74,381	1,102,976	—	1,553,762	(1,841,031)	815,707

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$10,978,229	$7,244,352	$9,996,344	$8,005,461
Growth	43,273,510	105,156,676	56,076,516	100,113,646
Moderate	18,955,420	40,544,736	21,827,057	31,924,817
Moderate Growth	31,051,381	74,562,647	37,863,570	71,904,228

The tax-basis components of distributable earnings as of December 31, 2021 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Conservative	$9,792,019	$31,827,514	$60,043,369	$(9,187)	$101,653,715
Growth	23,174,589	271,861,706	420,410,095	(89,161)	715,357,229
Moderate	13,909,318	90,371,992	92,855,577	(32,095)	197,104,792
Moderate Growth	19,277,382	169,897,861	251,736,839	(55,846)	440,856,236

At December 31, 2021, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
611,524	Voya Emerging Markets Index Portfolio — Class I	$8,059,890	1.9
1,034,227	Voya International Index Portfolio — Class I	12,452,094	3.0
869,711	Voya RussellTM Mid Cap Index Portfolio — Class I	12,610,807	3.0
3,389,558	Voya Short Term Bond Fund — Class R6	33,488,829	8.0
25,346,088	Voya U.S. Bond Index Portfolio — Class I	272,470,443	64.6
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
3,784,115	Voya U.S. Stock Index Portfolio — Class I	$82,758,598	19.6

	Total Mutual Funds (Cost $357,278,494)	421,840,661	100.1
	Liabilities in Excess of Other Assets	(220,490)	(0.1)
	Net Assets	$421,620,171	100.0

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$421,840,661	$—	$—	$421,840,661
Total Investments, at fair value	$421,840,661	$—	$—	$421,840,661

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$9,280,900	$1,405,922	$(2,017,684)	$(609,248)	$8,059,890	$78,419	$274,635	$—
Voya International Index Portfolio — Class I	13,658,141	787,657	(2,727,771)	734,067	12,452,094	264,723	331,986	—
Voya RussellTM Mid Cap Index Portfolio — Class I	9,153,616	5,524,588	(2,488,364)	420,967	12,610,807	80,737	695,819	774,471
Voya Short Term Bond Fund — Class R6	—	36,103,503	(2,282,676)	(331,998)	33,488,829	225,118	(9,482)	—
Voya U.S. Bond Index Portfolio — Class I	269,762,180	58,419,036	(42,638,087)	(13,072,686)	272,470,443	5,715,640	(917,751)	3,253,412
Voya U.S. Stock Index Portfolio — Class I	104,095,213	11,656,598	(29,814,351)	(3,178,862)	82,758,598	848,087	18,033,469	7,642,433
	$405,950,050	$113,897,304	$(81,968,933)	$(16,037,760)	$421,840,661	$7,212,724	$18,408,676	$11,670,316

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $361,797,292.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$64,894,165
Gross Unrealized Depreciation	(4,850,796)
Net Unrealized Appreciation	$60,043,369

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
10,930,680	Voya Emerging Markets Index Portfolio — Class I	$144,066,359	5.7
22,595,731	Voya International Index Portfolio — Class I	272,052,604	10.7
15,546,489	Voya RussellTM Mid Cap Index Portfolio — Class I	225,424,090	8.9
2,761,155	Voya RussellTM Small Cap Index Portfolio — Class I	48,844,840	1.9
12,621,327	Voya Short Term Bond Fund — Class R6	124,698,711	4.9
37,170,371	Voya U.S. Bond Index Portfolio — Class I	399,581,489	15.8
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
60,535,098	Voya U.S. Stock Index Portfolio — Class I	$1,323,902,598	52.2

	Total Mutual Funds (Cost $2,100,297,873)	2,538,570,691	100.1
	Liabilities in Excess of Other Assets	(1,549,905)	(0.1)
	Net Assets	$2,537,020,786	100.0

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$2,538,570,691	$—	$—	$2,538,570,691
Total Investments, at fair value	$2,538,570,691	$—	$—	$2,538,570,691

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$131,025,942	$52,607,988	$(27,649,853)	$(11,917,718)	$144,066,359	$1,174,836	$3,869,184	$—
Voya International Index Portfolio — Class I	282,789,434	18,018,785	(43,859,419)	15,103,804	272,052,604	5,816,506	7,973,136	—
Voya RussellTM Mid Cap Index Portfolio — Class I	180,962,300	69,905,486	(47,399,793)	21,956,097	225,424,090	1,693,145	(1,380,294)	16,241,514
Voya RussellTM Small Cap Index Portfolio — Class I	53,641,387	4,209,255	(11,845,720)	2,839,918	48,844,840	307,268	3,862,823	—
Voya Short Term Bond Fund — Class R6	—	135,507,917	(9,580,483)	(1,228,723)	124,698,711	838,678	(41,955)	—
Voya U.S. Bond Index Portfolio — Class I	523,151,303	105,556,674	(195,731,509)	(33,394,979)	399,581,489	10,209,727	8,749,113	4,782,295
Voya U.S. Stock Index Portfolio — Class I	1,277,778,093	158,761,177	(193,764,357)	81,127,685	1,323,902,598	13,588,246	110,259,482	122,141,315
	$2,449,348,459	$544,567,282	$(529,831,134)	$74,486,084	$2,538,570,691	$33,628,406	$133,291,489	$143,165,124

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,118,160,596.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$447,896,056
Gross Unrealized Depreciation	(27,485,961)
Net Unrealized Appreciation	$420,410,095

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
2,137,980	Voya Emerging Markets Index Portfolio — Class I	$28,178,572	2.8
4,017,716	Voya International Index Portfolio — Class I	48,373,296	4.9
2,702,876	Voya RussellTM Mid Cap Index Portfolio — Class I	39,191,704	4.0
7,899,350	Voya Short Term Bond Fund — Class R6	78,045,580	7.9
40,893,082	Voya U.S. Bond Index Portfolio — Class I	439,600,632	44.5
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
16,249,662	Voya U.S. Stock Index Portfolio — Class I	$355,380,105	36.0

	Total Mutual Funds (Cost $885,298,153)	988,769,889	100.1
	Liabilities in Excess of Other Assets	(550,840)	(0.1)
	Net Assets	$988,219,049	100.0

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$988,769,889	$—	$—	$988,769,889
Total Investments, at fair value	$988,769,889	$—	$—	$988,769,889

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$31,385,258	$4,947,299	$(5,790,173)	$(2,363,812)	$28,178,572	$273,141	$1,171,893	$—
Voya International Index Portfolio — Class I	51,316,689	2,303,870	(7,922,051)	2,674,788	48,373,296	1,024,455	1,427,490	—
Voya RussellTM Mid Cap Index Portfolio — Class I	30,957,952	13,287,313	(7,445,623)	2,392,062	39,191,704	281,193	1,181,875	2,697,351
Voya Short Term Bond Fund — Class R6	—	83,741,640	(4,923,873)	(772,187)	78,045,580	523,505	(22,090)	—
Voya U.S. Bond Index Portfolio — Class I	407,923,533	115,689,533	(61,349,206)	(22,663,228)	439,600,632	8,939,663	960,337	5,210,134
Voya U.S. Stock Index Portfolio — Class I	397,896,436	39,461,203	(101,065,662)	19,088,128	355,380,105	3,643,300	39,061,803	32,626,629
	$919,479,868	$259,430,858	$(188,496,588)	$(1,644,249)	$988,769,889	$14,685,257	$43,781,308	$40,534,114

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $895,914,312.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$107,716,444
Gross Unrealized Depreciation	(14,860,867)
Net Unrealized Appreciation	$92,855,577

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
5,017,069	Voya Emerging Markets Index Portfolio — Class I	$66,124,966	3.8
9,898,859	Voya International Index Portfolio — Class I	119,182,258	6.8
7,134,686	Voya RussellTM Mid Cap Index Portfolio — Class I	103,452,952	5.9
8,688,210	Voya Short Term Bond Fund — Class R6	85,839,511	4.9
44,777,512	Voya U.S. Bond Index Portfolio — Class I	481,358,254	27.6
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
40,850,644	Voya U.S. Stock Index Portfolio — Class I	$893,403,583	51.1

	Total Mutual Funds (Cost $1,483,305,973)	1,749,361,524	100.1
	Liabilities in Excess of Other Assets	(1,028,663)	(0.1)
	Net Assets	$1,748,332,861	100.0

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$1,749,361,524	$—	$—	$1,749,361,524
Total Investments, at fair value	$1,749,361,524	$—	$—	$1,749,361,524

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$72,636,240	$12,693,078	$(13,898,448)	$(5,305,904)	$66,124,966	$643,454	$2,448,441	$—
Voya International Index Portfolio — Class I	124,705,545	7,378,307	(19,469,034)	6,567,440	119,182,258	2,534,032	3,495,270	—
Voya RussellTM Mid Cap Index Portfolio — Class I	71,650,321	42,651,398	(17,879,758)	7,030,991	103,452,952	662,388	1,819,999	6,353,964
Voya Short Term Bond Fund — Class R6	—	93,069,128	(6,383,708)	(845,909)	85,839,511	575,224	(25,496)	—
Voya U.S. Bond Index Portfolio — Class I	501,027,094	97,930,086	(89,506,859)	(28,092,067)	481,358,254	10,539,683	2,600,363	5,744,908
Voya U.S. Stock Index Portfolio — Class I	885,471,919	92,586,277	(150,626,754)	65,972,141	893,403,583	9,161,004	65,027,446	82,365,423
	$1,655,491,119	$346,308,274	$(297,764,561)	$45,326,692	$1,749,361,524	$24,115,785	$75,366,023	$94,464,295

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,497,624,685.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$270,669,658
Gross Unrealized Depreciation	(18,932,819)
Net Unrealized Appreciation	$251,736,839

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.2132
Class I	NII	$0.2392
All Classes	STCG	$0.0431
All Classes	LTCG	$0.1692
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2530
Class I	NII	$0.3129
All Classes	LTCG	$0.6178
Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.2438
Class I	NII	$0.2871
All Classes	LTCG	$0.5238
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2415
Class I	NII	$0.2926
All Classes	LTCG	$0.5818

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Retirement Conservative Portfolio	17.87%
Voya Retirement Growth Portfolio	57.32%
Voya Retirement Moderate Portfolio	39.52%
Voya Retirement Moderate Growth Portfolio	53.21%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Retirement Conservative Portfolio	$7,244,352
Voya Retirement Growth Portfolio	$105,156,676
Voya Retirement Moderate Portfolio	$40,544,736
Voya Retirement Moderate Growth Portfolio	$74,562,647

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.

A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2021:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$40,583	$0.0010	2.81%
Voya Retirement Growth Portfolio	$807,550	$0.0048	16.59%
Voya Retirement Moderate Portfolio	$149,930	$0.0019	6.39%
Voya Retirement Moderate Growth Portfolio	$361,152	$0.0028	10.08%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007–Present January 2020– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	131	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016– Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	131	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	131	Wisconsin Energy Corporation (June 2006– Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015–Present	Retired.	131	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	131	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant (May 2001– Present).	131	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015–Present	Retired.	131	None.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014-Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel, Voya Investment Management–Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that

IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as

38

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year and ten-year periods and underperformed for the year-to-date, one-year and five-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its

39

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the impact of the Portfolio’s passive-only strategy on performance for more recent periods and the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management representation regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

41

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-RETADVI (1221-022322)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $464,483 for the year ended December 31, 2021 and $464,372 for the year ended December 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(c)	Tax Fees(1): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $123,360 for the year ended December 31, 2021 and $46,126 for the year ended December 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(1) For the fiscal years ended December 31, 2021, and December 31, 2020, the previous independent public accounting firm billed $0 and $19,191, respectively, for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2021 and December 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2020(1)
Voya Investors Trust	$123,360	$46,126
Voya Investments, LLC (2)	$13,583,983	$14,804,511

(1) For the years ended December 31, 2021 and December 31, 2020, the previous independent public accounting firm billed the Registrant $0 and $19,191, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2022